AARP Investment Program
           from SCUDDER

                                             Mid-Year Report
                                             to Shareholders

MARCH 31, 1998

TABLE OF CONTENTS

Mid-Year Review                                                 2
Message from the Portfolio Managers                             7
Money Market Funds
      AARP High Quality Money Fund                              8
      AARP High Quality Tax Free Money Fund                     9
Inc0me Funds
      AARP GNMA and U.S. Treasury Fund                         10
      AARP High Quality Short Term Bond Fund                   12
      AARP Insured Tax Free General Bond Fund                  14
      AARP Bond Fund for Income                                16
Growth and Income Funds
      AARP Balanced Stock and Bond Fund                        18
      AARP Growth and Income Fund                              20
      AARP U.S. Stock Index Fund                               22
U.S. Growth Funds
      AARP Capital Growth Fund                                 24
      AARP Small Company Stock Fund                            26
Worldwide Growth Funds
      AARP Global Growth Fund                                  28
      AARP International Growth and Income Fund                30
Asset Allocation Funds
      AARP Managed Investment Portfolios                       32
AARP Funds' Investment Portfolios                              35
Financial Statements                                          117
Financial Highlights                                          135
Notes to Financial Statements                                 145
Shareholder Meeting Results                                   155
Officers and Trustees                                         165
Service Information                                           168
Glossary                                                      169

AARP Investment Program
from SCUDDER



Mid-Year Review

         The six-month period covered by this Mid-Year Report -- October 1, 1997 through March 31, 1998 -- was an active and successful one for the Program. As of March 31, 1998, the Program was managing over $17.5 billion in assets invested in nearly one million shareholder accounts. A year ago we stood at $13.8 billion with nearly 870,000 accounts. This growth has been stimulated by the strength of the U.S. stock market, which passed the 9,000 mark (as measured by the Dow Jones Industrial Average) for the first time. Twelve months ago this spectacular rise might have seemed impossible -- on March 31, 1997 the Dow closed at 6583.

         As an AARP Investment Program investor, you will be pleased to know that the AARP Mutual Funds performed well over this period. The Funds have provided you with competitive returns, with less risk of loss to the portfolios than similar funds. We are pleased to report that as of March 31, 1998, several of the AARP Mutual Funds were highly rated by Morningstar, which ranks the relative risk versus returns of mutual funds. Detailed reviews of the performance of each of the Funds begins on page 8. First, let us take a look at the stock and bond markets and other topics of interest.

THE ASIAN CRISIS

         The drama of the stock market decline in late October, and its eventual recovery, has now faded into history, but not without lessons learned. To understand why the foreign and domestic markets reacted as they did over the past nine months (the Asian currency crisis began in July 1997), it is important to acknowledge the complex relationship between the U.S. stock market and the economic and capital markets overseas. Currencies connect the economies of different countries together. Because of differences in economic maturity of their business cycles, and political and regulatory environments, countries are rarely in sync with each other. It is the fluctuation of currency values that helps, like an elastic band, to adjust for differences between two economies.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

                                THE STOCK MARKET

CHART PERIOD:                     1993 - 1998


CHART DATA:


                     MSCI EAFE Index       Russell 2000 Index     S&P 500 Index
                     ---------------       ------------------     -------------

 1993-1994               22.51%                 10.97%                 1.47%
 1994-1995                6.08                   5.52                 15.57
 1995-1996               12.33                  29.05                 32.10
 1996-1997                1.45                   5.11                 19.83
 1997-1998               18.61                  42.02                 48.00

CAPTION TO PRECEDING CHART:

The stock market total return for the annual period March 31 to March 31, as measured by the Morgan Stanley Capital International EAFE Index, the Russell 2000 Index, and the S&P 500 Index.

---------------

         The currencies in many Asian markets -- particularly Thailand, Indonesia, Korea, and Malaysia -- declined sharply during this period in relation to the U.S. dollar. This is because of the weak banking structures, excess debt, and trade problems in those countries. The impact of the decline in Asian currencies and stock prices has been to keep inflation, as well as corporate savings, low. It has also reduced foreign trade with the United States.

THE U.S. STOCK AND BOND MARKETS

         While questions about the ripple effect of the Asian crisis fueled uncertainty about the outlook for the world's capital markets, the U.S. markets were relatively unscathed by this crisis. Bond and stock returns remained positive through the first quarter despite intermittent volatility. The economic fundamentals of the U.S. remain remarkably healthy, with signs of strong economic growth, record low inflation, and high levels of consumer confidence. In fact, for the period ended March 31, 1998, the stock markets continued to reach new highs. The graph above tracks the performance of large-cap stocks, as measured by Standard & Poor's Composite Index of 500 Stocks (S&P 500); small-cap stocks, as measured by the Russell 2000 Index; and international stocks as measured by the Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE).

         The U.S. bond market also reaped the benefits of the Asian crisis, with foreign investors seeking the safe haven of the United States bond market. The best performing sectors of the bond

--------------------------------------------------------------------------------
SIDEBAR TEXT:

A REMINDER FOR INVESTORS --
KEEP A LONG-TERM PERSPECTIVE

While you may be surprised by day-to-day swings in the financial markets, history tells us that long-term investors are best served by putting the inevitable volatility of the markets into proper perspective. If you can accept that both the bond and stock markets will have volatility, the downturns in the markets should not be cause for alarm. You can lessen the effect of downturns by diversifying your assets in a mix of different investments such as stocks, bonds, and money market funds.

You can also take advantage of an effective investment approach called dollar cost averaging. This systematic plan for saving involves investing a specific amount of money on a regular basis -- say monthly. You can invest as little as $50 per month through the AARP Investment Program's Automatic Investment Plan. Call 1-800-253-2277 for details.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

                              THE U.S. BOND MARKET

CHART PERIOD:                     1993 - 1998


CHART DATA:

                  Lehman Brothers        Lehman Brothers   Merrill Lynch Master
               Aggregate Bond Index   Municipal Bond Index    Mortgage Index
               --------------------   --------------------    --------------

 1993-1994             2.37%                  2.32%                 1.85%
 1994-1995             4.99                   7.43                  6.08
 1995-1996            10.79                   8.38                 10.66
 1996-1997             4.91                   5.45                  5.90
 1997-1998            11.99                  10.72                 11.14

CAPTION TO PRECEDING CHART:

The U.S. Bond market yield for the annual period March 31 to March 31, as measured by the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Municipal Bond Index and the Merrill Lynch Master Mortgage Index.

---------------

market were those offering the highest relative yields, including mortgages, below-investment-grade issues, and emerging market debt securities. The graph above shows bond market performance as measured by three different sectors of the market: Lehman Brothers Aggregate Bond Index, Lehman Brothers Municipal Bond Index, and Merrill Lynch Master Mortgage Index

LOOKING AHEAD

         So far, 1998 has seen the stock market reach new highs, with individual and institutional investors around the world finding both the U.S. stock and bond markets attractive. Part of the reason for this is that most indicators of U.S. economic health remain highly positive. Inflation has remained subdued, allowing interest rates to be stable. Relatedly, the Federal Reserve Board (the
Fed) is concerned about both inflation and deflation (the decline in the price of goods and services). By being attuned to both sets of issues, the Fed has convinced investors that the most responsible policy actions will be taken. The biggest risk in the outlook for the U.S. markets is the link between deflationary trends worldwide and corporate earnings, and the historically high value of stocks. Corporate earnings in the United States are being negatively affected as growth and pricing weaken overseas. In order for the stock market to continue to rise it needs investors to "look through" the weakness in corporate earnings and instead concentrate on the benign interest rate environment.

PROGRAM REVIEW

Scudder-Kemper Alliance

         As you know, Scudder, Stevens & Clark, Inc. reached an agreement to form an alliance with the Zurich Group, a highly regarded worldwide provider of insurance and investment services. The alliance was completed on December 31, 1997 after approval from shareholders and the boards of Scudder, Stevens & Clark, the Scudder Mutual Funds, the AARP Mutual Funds, and the Kemper Mutual Funds. Scudder now represents Zurich's core investment management capability. Zurich, a 125-year-old financial services company, has a heritage of innovative and customized problem-solving that takes the form of a disciplined, conservative, and personal approach to risk management. This is a philosophy that mirrors Scudder's approach to asset management. As part of the new relationship, Scudder combined with Zurich Kemper Investments, Inc. changing its name to Scudder Kemper Investments, Inc. This new alliance is expected to offer significant benefits in the form of greater access to human and capital resources that will enhance our investment expertise and services.


CALLOUT:

The four new AARP Mutual Funds introduced in February 1997 have been well received, having grown to more than 28,550 shareholder accounts with nearly $300 million in assets after 14 months of operation. The two new Managed Investment Portfolios, which use a variety of AARP Mutual Funds, now have over 13,000 shareholder accounts.


Telephone Service Update

         In the first quarter of 1998, we experienced the greatest demand on our service resources since the inception of the Program. This heavy volume of calls was due to a number of factors, including confusion about the capital gains tax law changes, interest in the new Roth IRA, and increased business due to favorable financial markets. Although the last two factors reflected positively for the Program and in turn for shareholders, the combination of factors created calls far in excess of our expectations. As a result, many of you experienced delays when calling us. To help serve you better we have increased our customer service staffing by 20% in the first quarter. The number of representatives is planned to grow by an additional 10% by mid-year. Longer term, we expect to provide you with choices that go beyond calling us when you need to communicate with the Program. For example, later this year we

--------------------------------------------------------------------------------
SIDEBAR TEXT:

WEB SITE

The AARP Investment Program's Web site is located at:

     http://aarp.scudder.com.

This dynamic electronic connection to the Program provides visitors easy access with a broad range of information, including AARP Mutual Funds performance, which is updated daily, and the complete prospectus.

Our Web site also offers News Stories, featuring important information about the markets and investing. The Learning Center offers an investor education overview through Quick Concepts, as well as reliable investment guides, and the Archives of newsletter back issues. Resources for Investors offers a Glossary and Lists of Associations and Publications.

The Program's site allows you to communicate your questions and comments directly to the Program and request informative how-to literature about investing, published by the AARP Investment Program. Visit us often, as content is regularly updated.

--------------------------------------------------------------------------------
SIDEBAR TEXT:

LEGACY SERVICE

The AARP Investment Program was pleased to introduce the Legacy Service this year. It is designed to make it easier for you to put your finances in order, to keep them in order, and to be sure they are passed to your heirs (including your spouse) the way you intended. There are many issues to consider after a loved one has died. That is why a specially trained Legacy Service Representative is assigned to provide ongoing assistance. These Representatives can help grieving heirs through a very difficult time by making the transfer of assets as easy as possible. For more information, please contact us at 1-800-253-2277.

COMPETITIVE FEES AND
EXPENSE RATIOS

All AARP Mutual Funds are pure no-load(TM). You don't pay sales charges, 12b-1 fees or commissions on purchases, exchanges or redemption of fund shares. The expenses of the Funds, such as management fees and operating costs, were 39% lower than the industry.* The lower a fund's expense ratio, the more money investors may get to keep from potential earnings.

*    Based on the average of similar mutual funds (1.35%) as of 3/31/98. Source:
     Lipper Analytical Services, Inc.
--------------------------------------------------------------------------------


will offer secured account transactions on the Internet for those shareholders who currently use our Web site or want to learn how to use it.

CALLOUT:

You can use the EASY-ACCESS LINE to get information about your accounts or the AARP Investment Program. Call 1-800-631-4636 to access this automated phone line to receive fund prices, access your account balances, and exchange between funds, redeem funds, or confirm your last transaction.

         While phone delays will unfortunately happen when unusual circumstances occur, we value your relationship with us and are committed to providing you with the highest quality service possible in keeping with your expectations and our own high standards. We offer a commit- ment to provide new, innovative, and convenient ways to do business with us.

         Please contact one of our knowledgeable AARP Mutual Fund
Representatives with any questions you may have. The number is 1-800-253-2277.

         If you are checking your fund balances or have simple requests, please call our automated line at 1-800-631-4636.

         These last six months have been remarkable: record markets, the introduction of the Legacy Service, and the completion of an agreement to form an alliance with the Zurich Group. These developments add to our ability to provide you with the AARP Investment Program's signature benefits -- competitive returns with less risk and outstanding service.

Our best,

/s/Linda C. Coughlin   /s/Cornelia Small

Linda C. Coughlin      Cornelia Small
Chairperson            President and
                       Investment Director

A MESSAGE FROM THE PORTFOLIO MANAGERS


         On the following pages you will find reviews of the investment performance of the AARP Mutual Funds for the period October 1, 1997 to March 31, 1998.

CALLOUT:

AARP Mutual Funds have a mandate not to invest in tobacco stocks.

         Please note that of all the Fund overviews reflect changes effective in the 1998 Prospectus dated February 1, 1998. Therefore, you will see that the AARP International Growth and Income Fund and the AARP Diversified Income with Growth Portfolio have changed their names to better reflect the Funds' overall objective. Also, the AARP High Quality Short Term Bond Fund changed its name from the AARP High Quality Bond Fund and modified its objective. We believe these changes better communicate the Funds' objectives and better meet the needs of our shareholders.

         The summaries of most of the AARP Funds include one-, five-, and ten-year total returns or, as in the case of those Funds with less than ten years, life of fund total returns. Remember that one-year returns can be extremely high or low due to market conditions; it is important to evaluate one-year returns in relation to five-year and ten-year returns. You will see that, where appropriate, a one-year total return is expressed in terms of its two components: distributed income, which includes reinvested dividends, and capital changes, defined as the change in the price per share and including reinvested capital gains distributions.

         Finally, you will also find the inclusion of relevant information about the performance of those Funds with at least three years of history. We have compared the performance of these Funds to various market indices and to similar mutual funds. Since index benchmarks, such as the S&P 500, may be unrepresentative of investment information available to you, we measure the risk and return of your Fund in comparison to a peer universe of similar funds tracked by either Lipper Analytical Services, Inc., or Morningstar. For more information on how this evaluation system was developed, please refer to the 1997 Annual Report's Special Section, the March 1998 issue of Financial Focus, or visit the Learning Center on our Web site to review that issue of Financial Focus.

         We hope this information helps you to make informed investment decisions and that you feel confident and comfortable in the process.


--------------------------------------------------------------------------------
SIDEBAR TEXT:

All of the AARP Mutual Funds have an educational objective to help shareholders -- especially individuals planning for and living in retirement -- make informed decisions. This commitment to education is intended to help shareholders better understand how to make useful financial decisions.

Six of the AARP Mutual Funds are rated by Morningstar* and received the following 3-year ratings as of 3/31/98.

   AARP Growth and Income Fund 5 Star

   AARP GNMA and
     U.S. Treasury Fund        4 Star

   AARP Capital Growth Fund    4 Star

   AARP Balanced Stock and
     Bond Fund                 3 Star

   AARP High Quality Short Term
     Bond Fund                 3 Star

   AARP Insured Tax Free
      General Bond Fund        3 Star

* Morningstar proprietary rankings reflect historical risk-adjusted performance and are calculated as of 3/31/98. 2143, 1187, and 638 Equity Funds, 1309, 713, and 301 Taxable Bond Funds and 1374, 668, and 326 Municipal Bond Funds were rated for the 3-, 5-, and 10-year periods, respectively. The ratings are subject to change each month. Morningstar ratings are calculated from the Funds' 3-, 5-, and 10-year average annualized total returns in excess of 90-day T-Bill returns, with appropriate adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The Funds' 3-, 5-, and 10-year ratings are 5, 5, and 4 stars, respectively. Those funds receiving 5 Stars are in the top 10% of their investment category, while the top 22.5% of funds that Morningstar evaluates receive 4 Stars, and 35% of the funds receive 3 Stars. Past performance is not a guarantee of future results.

AARP HIGH QUALITY MONEY FUND
----------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP High Quality Money Fund seeks to provide current income. In doing so, the Fund seeks to maintain stability and safety of principal and a constant net asset value of $1.00 per share while offering liquidity. There may be circumstances under which this goal cannot be achieved.

FOR WHOM THE
FUND IS DESIGNED

This Fund may be appropriate for investors who have short-term needs or who do not want the risks associated with investing in stocks or bonds. These investors include those seeking money market income to help meet regular day-to-day needs, those who need immediate access to their assets through free checkwriting, those who want to diversify their assets with an investment designed to provide a degree of safety and stability, and those seeking a short-term investment prior to making longer-term investment choices.

PORTFOLIO
MANAGEMENT TEAM

Frank J. Rachwalski, Jr.
  Lead Portfolio Manager

John W. Stuebe
  Portfolio Manager

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT STRATEGY

         As with most money funds, the performance of the AARP High Quality Money Fund mirrored the movement of short-term interest rates during the period covered by this Report. Short-term interest rates, as measured by the three-month U.S. Treasury Bill, rose slightly from 4.95% on September 30, 1997 to 5.05% on March 31, 1998. In this environment, our aim was for the Fund to keep a short average maturity -- the date on which a bond is scheduled to be repaid. Due to the flattening yield curve (where there is little difference between short and long-term interest rates), it did not make sense to extend the maturity of the Fund. We therefore gradually shortened the Fund's average maturity from 55 days on September 30, 1997 to 41 days on March 31, 1998. We did this by purchasing securities with shorter maturities as our current holdings matured.
         As always, all securities we bought over the past six months were rated within the two highest quality ratings of at least one of the three leading national independent rating firms: Fitch Investors Service, Inc., Moody's Investors Service, Inc., or Standard & Poor's (S&P). In addition, we complied with the guidelines established by S&P, which are more stringent than the guidelines most money funds utilize. This enabled us to retain our AAAm rating from S&P, the highest rating available.

         Since we anticipate that the Federal Reserve Board (the Fed) will remain neutral and not move short-term interest rates in either direction, we expect the Fund's average maturity to be at approximately 35 days. This strategy allows us to react to changes quickly, if and when they occur. This, in turn, should provide shareholders in the Fund with competitive income while maintaining stability and liquidity.


            PORTFOLIO STATISTICS

Number of Issues                          29
7-Day Current Yield                    4.71%
Average Maturity                     41 days
Average Quality                         AAAm


            PORTFOLIO RETURNS

One-Year Cumulative
Total Return                           4.82%
Five-Year Average
Annual Total Return                    4.12%
Ten-Year Average
Annual Total Return                    5.10%
Five-Year Cumulative
Total Return                          22.37%
Ten-Year Cumulative
Total Return                          64.43%

AARP HIGH QUALITY TAX FREE MONEY FUND
-------------------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP High Quality Tax Free Money Fund seeks to provide current income free from federal taxes.^1 In doing so, the Fund seeks to maintain stability and safety of principal and a constant net asset value of $1.00 per share while offering liquidity.

FOR WHOM THE
FUND IS DESIGNED

This Fund may be appropriate for investors seeking tax-free income or those who do not want the risks associated with investing in stocks or bonds. These investors include those seeking money market income to meet regular day-to-day expenses, those needing immediate access to their assets through free checkwriting, those creating a diversified portfolio who want a portion of their assets in a conservative investment designed to offer stability, and those seeking a short-term investment prior to making longer-term investment choices.

PORTFOLIO
MANAGEMENT TEAM

Frank J. Rachwalski, Jr.
  Lead Portfolio Manager

Jerri I. Cohen
  Portfolio Manager

^1 It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Capital gains may be subject to taxes as well.

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT STRATEGY

         As with most tax-free money funds, the performance of the AARP High Quality Tax Free Money Fund declined during the period covered by this Report. In this environment, we gradually shortened the average maturity of the Fund from 51 days on September 30, 1997 to 34 days on March 31, 1998. We did this by purchasing tax-free securities with shorter maturities (the date on which a bond is scheduled to be repaid) as our current holdings matured.

         As always, all securities we bought over the past six months were rated within the two highest quality ratings of at least one of the three leading national independent rating firms: Fitch Investors Service, Inc., Moody's Investors Service, Inc., or Standard & Poor's (S&P). For those funds rated by S&P, there are particular guidelines with which any tax-free money fund must comply in order to maintain its AAAm rating. In addition, within the universe of securities that fit within the S&P criteria, Scudder credit analysts approve only a small percentage. Therefore, the number of securities that we have to choose from is much smaller and in most cases of better quality than other tax-free money funds.

         The Federal Reserve Board (the Fed) is expected to remain neutral and not to move short-term interest rates in either direction. We expect the Fund's average maturity to shorten to and remain at approximately 35 days. This strategy allows us to react to changes quickly, if and when they occur. This should provide shareholders in the Fund with competitive tax-free income while maintaining stability and liquidity.

            PORTFOLIO STATISTICS

Number of Issues                          53
7-Day Current Yield                    2.86%
Average Maturity                     34 Days
Average Quality                         AAAm


            PORTFOLIO RETURNS

One-Year Cumulative
Total Return                           2.88%
Five-Year Average
Annual Total Return                    2.51%
Ten-Year Average
Annual Total Return                    3.45%
Five-Year Cumulative
Total Return                          13.18%
Ten-Year Cumulative
Total Return                          40.38%

     AARP GNMA AND U.S. TREASURY FUND
     --------------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP GNMA and U.S. Treasury Fund seeks to provide a high level of current income, but with less risk of loss to the Fund's portfolio than other GNMA mutual funds. Although your principal is not guaranteed, the Fund is managed to moderate downside loss compared to other GNMA funds. While the securities in the Fund are guaranteed as to the timely payment of principal and interest, the guarantee does not apply to the Fund's yield or share price, both of which will fluctuate daily.


PORTFOLIO
MANAGEMENT TEAM

Richard L. Vandenberg
  Lead Portfolio Manager

Scott E. Dolan
  Portfolio Manager


          TOTAL RETURN
          ------------

           CUMULATIVE

            FUND    INDEX+
    ----------------------

    1 yr.   9.42%   11.15%

    5 yr.  30.62%   40.34%

    10 yr. 108.34% 140.28%



          AVERAGE ANNUAL

            FUND    INDEX+
    ----------------------

    1 yr.  9.42%   11.15%

    5 yr.  5.49%    7.01%

    10 yr. 7.62%    9.16%

--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED

         The AARP GNMA and U.S. Treasury Fund provided a 6.05% 30-day SEC yield on March 31, 1998. The Total Return chart below left shows that the AARP GNMA and U.S. Treasury Fund's one-year total return of 9.42% (representing 6.92% in distributions of income and 2.50% in capital change) under-performed the unmanaged Lehman Brothers GNMA Index of 11.15%. It is important to remember that the index return does not reflect investment in cash or shorter-term Treasury securities like those held in the Fund; nor does the index reflect the impact of servicing, investment management, or administrative expenses that a mutual fund incurs. The Fund's underperformance was due in part to its holdings of low-yielding Treasuries and other short-term instruments to meet its objective to reduce downside risk. Also, the Fund maintains a shorter duration than most other GNMA funds. Duration measures a portfolio's sensitivity to changes in interest rates and is adjusted by altering a portfolio's mix of securities. Essentially, the shorter a portfolio's duration, the less its net asset value will be adversely affected by an increase in interest rates. At the same time, a short duration will restrict a portfolio's participation in market rallies.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:    GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:         Yearly Periods ended March 31

CHART DATA:

                   AARP GNMA AND U.S. TREASURY FUND:
                   ---------------------------------
                                                        LEHMAN BROTHERS
                   INCOME DIVIDEND   CAPITAL CHANGE      MORTGAGE GNMA
                      COMPONENT         COMPONENT          INDEX+
 -------------------------------------------------------------------
 1988                 $10000           $10000             $10000
 1989                  10487             9588              10562
 1990                  11606             9732              12076
 1991                  13030            10039              13759
 1992                  14405            10255              15378
 1993                  15950            10536              17121
 1994                  16010             9915              17314
 1995                  16702             9699              18398
 1996                  18142             9850              20394
 1997                  19041             9693              21617
 1998                  20834             9935              24028
 -------------------------------------------------------------------


THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND


TITLE:    AARP GNMA and U.S. Treasury Fund
         Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)

            ----------------------------------         Over three years, this fund is in
                         Lipper                        the Best 25% of similar funds for
                        GNMA Peer                      Monthly Downside Risk, and in the
             Return      Group*      Risk              fourth quartile of similar funds
            ----------------------------------         for Total Return.
   Highest                                    Lowest
    Return              Best 25%      XXXX    Risk     The monthly averages for risk and
           ------------            -----------         return are for 20 similar funds for
                                                       the period April 1995 through March
                        Next 25%                       1998.
           ------------            -----------

                        Next 25%
           ------------            -----------
    Lowest                                    Highest
    Return    XXXX      Worst 25%             Risk
           ------------            -----------

* Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.


----------
+ The unmanaged Lehman Brothers Mortgage GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

         Twelve-month returns for the Fund will vary. However, by maintaining a long-term focus and staying invested through periods of rising and declining interest rates, you may have the opportunity to earn high monthly income. The investment graph on the top of page 1 shows how $10,000 invested in the Fund on March 31, 1988 would have grown by March 31, 1998, assuming all distributions were reinvested.

THE FUND'S INVESTMENT STRATEGY

         The past six months were rewarding to bond investors. During this period, bond prices rose as investors cheered low inflation and the prospects for a Federal budget surplus. Long-term interest rates, as measured by 30-year Treasury Bonds, declined from 6.40% on September 30, 1997 to 5.93% on March 31, 1998.


CALLOUT:

This is a unique Fund because it is designed for older Americans who want more income than fixed-income vehicles, such as CDs, but who also want a conservatively managed portfolio.


         In this environment, we gradually increased the Fund's allocation to GNMA securities, as valuation levels became attractive. These actions reflected our belief that GNMAs offer an attractive relative value versus U.S. Treasury securities. In addition, we were able to maintain the Fund's yield in the face of interest rate declines. The Fund's holdings in GNMA securities stood at 94% of the portfolio, with Treasury obligations declining to 4% and cash to 2% as of March 31, 1998. We continued to invest in a diversified portfolio of GNMA mortgages with interest coupons between 6.5% and 8.5%, making up more than three quarters of the portfolio. The remaining portion of the Fund's assets were invested with an objective of minimizing downside risk and thus allocated to longer maturity high coupon GNMAs, Treasury obligations, and cash.

         We believe you should feel comfortable that the current blend of GNMA securities has the potential to provide a competitive stream of income, while the short-term Treasury securities and cash equivalents may continue to dampen share price volatility.

--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for conservative investors who want relatively high current income with less interest rate risk than long-term bonds. As an investor, you should be investing for the longer term (three years or more) and be comfortable with fluctuation in the value of your principal and yield.


    PORTFOLIO DIVERSIFICATION
       As of March 31, 1998

  Government National
    Mortgage Association       94%
  U.S. Treasury Obligation      4%
  Cash Equivalents              2%
                              ----
                              100%
                              ====


       PORTFOLIO STATISTICS

Number of Issues              2337
30-Day Yield                 6.05%
Average Coupon               7.67%
Yield to Maturity            6.79%
Average Maturity        6.14 Years
Average Duration        2.26 Years
Average Quality                AAA

     AARP HIGH QUALITY SHORT TERM BOND FUND
     --------------------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP High Quality Short Term Bond Fund seeks to produce a high level of current income but with less risk of loss to the Fund's portfolio than other short-term bond mutual fund. The Fund pursues this objective by investing primarily in high-quality, short-term U.S. government, corporate, and other fixed-income securities. The Fund modified its investment objective on February 1, 1998 and changed its name from the AARP High Quality Bond Fund. The previous objective was to invest in high-quality securities, regardless of length of maturity.


PORTFOLIO
MANAGEMENT TEAM

Stephen A. Wohler
  Lead Portfolio Manager

Robert S. Cessine
  Portfolio Manager


          TOTAL RETURN
          ------------

           CUMULATIVE

            FUND    INDEX+
    ----------------------

    1 yr.   9.37%  11.99%

    5 yr.  33.16%  39.87%

    10 yr.114.84  135.41%


        AVERAGE ANNUAL

            FUND    INDEX+
    ----------------------

    1 yr.  9.37%  11.99%

    5 yr.  5.89%   6.94%

    10 yr. 7.95%   8.93%

--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED

         The AARP High Quality Short Term Bond Fund's total return for the one-year period ending March 31, 1998 was 9.37% (representing 6.24% in distributions of income and 3.13% in capital change) vs. 11.99% for the Lehman Brothers Aggregate Bond Index.~ When the Fund changed its objective and name on February 1, 1998, the portfolio management team focused on shortening the Fund's duration. Duration measures a portfolio's sensitivity to changes in interest rates and is adjusted by altering a portfolio's mix of securities. Therefore, the comparison to the Lehman Brothers Aggregate Bond Index -- an index with an average duration of 4.48 years -- is of limited value. Once the AARP High Quality Short Term Bond Fund's new objective is in existence for over one year, we will begin to compare the Fund to a shorter duration index such as the Merrill Lynch 1-3 year Government/Corporate Index.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:    GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:          Yearly Periods ended March 31

CHART DATA:

                      AARP HIGH QUALITY SHORT TERM
                               BOND FUND:
                    --------------------------------
                                                       LEHMAN BROTHERS
                    INCOME DIVIDEND   CAPITAL CHANGE   AGGREGATE BOND
                      COMPONENT         COMPONENT          INDEX+
          -------------------------------------------------------------
           1988           $10000            $10000           $10000
           1989            10577              9726            10516
           1990            11612              9860            11812
           1991            12917             10161            13333
           1992            14278             10495            14856
           1993            16135             11169            16831
           1994            16588             10891            17228
           1995            17109             10600            18088
           1996            18858             11015            20038
           1997            19644             10835            21021
           1998            21484             11174            23541


THE FUND'S INVESTMENT STRATEGY

         The Fund changed its name from the AARP High Quality Bond Fund and changed its objective on February 1, 1998. Since then the management team restructured the portfolio to reduce the Fund's interest rate exposure by shortening the Fund's duration to under three years. The active management of overall portfolio duration is integral to the Fund's search for income and relative price stability. Essentially, the shorter a portfolio's duration, the less its net asset value will likely be adversely affected by an increase in interest rates. At the same time, a short duration may restrict a portfolio's participation in market rallies. We were successful in shortening the duration to 2.98 years on March 31, 1998. Of course, this type of portfolio adjustment is done gradually, and we will continue to shorten the duration even further over time.

         In order to accomplish this task, we moved from a barbell strategy -- investing in long-term bonds and short-term bonds -- to a portfolio comprised mostly of bonds maturing in five years or less.

----------
+ The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

We sold nearly all of our long-term bonds and purchased intermediate Treasury bonds and short-term corporate bonds.


CALLOUT:

Using active portfolio management, the Fund attempts to reduce downside risk by emphasizing high-quality, short-term investments, diversifying widely among bond issuers and market sectors, and limiting average portfolio duration.


         The portfolio remained well diversified, with mortgage-backed securities having a large allocation (27% of net assets as of March 31, 1998). We favored attractively priced mortgage-backed securities because of their high quality and income potential. This helped provide our shareholders with a 30-day SEC yield of 5.55% as of March 31, 1998. We also increased our position of asset-backed securities to over 19%. Within the corporate sector, 23% of the portfolio was invested in financials. We favored high-quality AA issues such as Citicorp, First USA, and Norwest. We also emphasized non-cyclical corporate issues such as Bass America, TCI Communications, Pitney Bowes, Raytheon and Amoco. These issues are referred to as non-cyclical because they are not sensitive to changes in the business cycle.

         The Fund continued to maintain its strategy of investing in high-quality securities. As of March 31, 1998, 81% of the portfolio was invested in government, AAA-rated or AA-rated securities; 5% of the Fund was invested in A-rated bonds; and 14% was invested in BBB securities.

         We believe that the AARP High Quality Short Term Bond Fund's current portfolio should provide shareholders with high income and less downside risk than comparable short-term bond funds. Our emphasis remains on shortening the Fund's duration to limit the portfolio's exposure to interest rate risk. While doing so, we seek to deliver high current income from a high-credit-quality, diversified portfolio.

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART TITLE:

                               Maturity Structure
                              As of March 31, 1998
CHART DATA:

                         Under 2 Years            23%
                         2 to 3 Years              5%
                         3 to 4 Years             19%
                         4 to 5 Years             25%
                         5 to 7 Years             19%
                         Over 7 Years              9%
                                                 ----
                                                 100%
                                                 ====

--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors who want competitive returns from a portfolio of high-quality short-term debt securities. Investors should be seeking to invest for the intermediate term (at least three years or more) and be comfortable with fluctuation in the value of their principal and yield.


     PORTFOLIO DIVERSIFICATION
       As of March 31, 1998

  Corporate Bonds             32%
  Asset-Backed                20%
  U.S. Government-Backed
    Mortgages                 14%
  Government National
    Mortgage Association      13%
  U.S. Treasury Obligations   12%
  Foreign Bonds -- U.S. $
    Denominated                8%
  Cash Equivalents             1%
                             ----
                             100%
                             ====


        PORTFOLIO STATISTICS

Number of Issues               58
30-Day SEC Yield            5.55%
Average Coupon              6.82%
Yield to Maturity           6.51%
Average Maturity       4.59 Years
Average Duration       2.98 Years
Average Quality                AA

     AARP INSURED TAX FREE GENERAL BOND FUND
     ---------------------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP Insured Tax Free General Bond Fund seeks a higher level of current income free from federal income taxes^1 but with less risk of loss to its portfolio than other insured tax-free bond mutual funds. The Fund pursues a high level of current income by investing primarily in high-quality, federally tax-exempt municipal securities that are insured against default. This insurance does not apply to the value of your shares or the yield of the Fund, both of which will fluctuate daily.


PORTFOLIO
MANAGEMENT TEAM

Philip G. Condon
  Lead Portfolio Manager

M. Ashton Patton
  Portfolio Manager



          TOTAL RETURN
          ------------

           CUMULATIVE

            FUND    INDEX+
    ----------------------

    1 yr.   9.93%   10.73%

    5 yr.  34.17%   39.11%

    10 yr.120.70%  122.89%



          AVERAGE ANNUAL

            FUND    INDEX+
    ----------------------
    1 yr.   9.93%   10.73%

    5 yr.   6.05%    6.82%

    10 yr.  8.24%    8.34%

^1 It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Gains on sales of Fund shares and distributions of capital gains generally will be subject to federal, state, and local taxes.

--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED

         The AARP Insured Tax Free General Bond Fund performed well over the one-year period ending March 31, 1998, providing you with a competitive return and high tax-exempt income. The Fund's one-year total return was 9.93% (representing 5.14% in distributions of income and 4.79% in capital change); its 30-day SEC yield as of March 31, 1998 was 4.08%. This is a taxable equivalent yield of 6.75% for shareholders in the 39.6% tax bracket.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:       Yearly Periods ended March 31

CHART DATA:

                     AARP INSURED TAX FREE GENERAL
                               BOND FUND:
                    --------------------------------
                                                       LEHMAN BROTHERS
                    INCOME DIVIDEND   CAPITAL CHANGE   MUNICIPAL BOND
                      COMPONENT         COMPONENT           INDEX+
           ------------------------------------------------------------
           1988           $10000            $10000           $10000
           1989            11097             10372            10719
           1990            12131             10644            11851
           1991            13204             10891            12943
           1992            14430             11256            14238
           1993            16450             12187            16022
           1994            16746             11839            16393
           1995            17871             12011            17611
           1996            19163             12272            19088
           1997            20077             12243            20129
           1998            22070             12830            22289


         The Total Return chart to the lower left shows the AARP Insured Tax Free General Bond Fund's one-year return of 9.93% underperformed the unmanaged Lehman Brothers Municipal Bond Index's return of 10.73%. It is important to note that due to the Fund's investment strategy to moderate downside risk, the Fund will often lag behind similar funds and the index during up markets. Also, the index return does not reflect investment in cash or the deduction of any servicing, investment management, or administrative expenses as a mutual fund does.
         Maintaining a long-term focus and staying consistently invested, your investment has the opportunity to grow over time and overcome down periods in the market. The graph above shows how $10,000 invested in the Fund on March 31, 1988 would have grown by March 31, 1998.

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

TITLE:  AARP Insured Tax Free General Bond Fund
         Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)

               -----------------------------------
                 Return      Lipper       Risk            Over three years, this fund is in the Best
                             Insured                      25% of similar funds for Monthly Downside
                            Muni Debt                     Risk, and in the Best 50% of similar funds
                           Peer Group*                    for Total Return.
               -----------------------------------
       Highest                                    Lowest  The monthly averages for risk and return are
        Return              Best 25%      XXXX    Risk    for 16 similar funds for the period April
               ------------            -----------        1995 through March 1998.

                  XXXX      Next 25%
               ------------            -----------

                            Next 25%
               ------------            -----------
        Lowest                                    Highest
        Return              Worst 25%             Risk
               ------------            -----------


* Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.


----------
+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds with a maturity of at least two years. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

THE FUND'S INVESTMENT STRATEGY

CALLOUT:

Investing in insured securities of longer intermediate maturities helps reduce the downside risk of this Fund.


         In keeping with the Fund's objective to reduce risk of loss to its portfolio, purchasing bonds with call protection remained a fundamental part of the Fund's investment strategy over the past six months. Generally, a bond is called in by the issuer so that it can be refinanced at a lower interest rate. Our call-protection strategy is intended to provide a more reliable income stream than would have existed if the Fund held a significant amount of bonds that could be called in before their stated maturity. As of March 31, 1998, 91% of the portfolio was invested in non-callable bonds.

         The maturity structure of the portfolio was not significantly altered over the past six months. We still prefer bonds from the 5 to 15 year maturity range of the market, which accounted for more than 72% of the assets as of March 31, 1998. The remaining 28% of the portfolio was divided equally between shorter term securities and bonds maturing in more than 15 years. In terms of state allocation, we continued to favor Texas and Illinois because low or no tax states offer bonds with higher yields. Therefore, these two states created bargain opportunities.

         In addition, as of March 31, 1998, 96% of the portfolio was invested in insured securities (or securities escrowed in U.S. Treasuries that provide the backing of the U.S. government). Remember that this insurance protects the bond from default but this protection does not apply to the value of your shares or to the yield of the Fund, both of which will fluctuate daily.

         We believe that the Fund's strategy of maintaining a moderate effective duration of 6.8 years vs. 7.18 years for the Index will continue to serve you well. Duration measures a portfolio's sensitivity to changes in interest rates and is adjusted by altering a portfolio's mix of bond maturities. Essentially, the shorter a portfolio's duration, the less its net asset value will likely be adversely affected by an increase in interest rates. At the same time, a short duration may restrict a portfolio's participation in market rallies. We seek to provide you with high income free from federal income taxes but with less risk of loss than that of a long-term municipal bond fund.

--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors in higher tax brackets who want high income that is free from federal income taxes. Investors should be seeking to invest for the longer term (at least three years or more) and be comfortable with fluctuation in the value of their principal and yield.


    MUNICIPAL BOND EFFECTIVE
      MATURITIES ALLOCATION
      As of March 31, 1998

 Less than 1 year             3%
 1 to less than 5 years      11%
 5 to less than 10 years     33%
 10 to less than 15 years    39%
 Greater than 15 years       14%
                            ----
                            100%
                            ====


      PORTFOLIO STATISTICS

 Number of Issues            367
 30-Day SEC Yield          4.08%
 Average Coupon            4.69%
 Average Maturity      8.8 Years
 Effective Duration    6.8 Years
 Average Quality             AAA

     AARP BOND FUND FOR INCOME
     -------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP Bond Fund for Income seeks to produce a high level of current income but with less risk of loss to its portfolio than other long-term bond mutual funds. The Fund pursues current income by investing primarily in short-, medium-, and long-term investment-grade debt securities.


PORTFOLIO
MANAGEMENT TEAM

Stephen A. Wohler
  Lead Portfolio Manager

Kelly D. Babson
Robert Cessine
  Portfolio Managers

        TOTAL RETURN
        ------------

         CUMULATIVE

          FUND    INDEX+
  ----------------------

    1 yr. 11.23%  11.99%

    Life of
    Fund* 10.35%  11.02%



        AVERAGE ANNUAL

          FUND    INDEX+
  ----------------------

    1 yr. 11.23%  11.99%

    Life of
    Fund*  8.87%   9.42%


--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED

         The AARP Bond Fund for Income has performed well over the one-year period ending March 31, 1998, providing shareholders in the Fund with a one-year total return of 11.23% (representing 7.36% in distributions of income and 3.87% in capital change) vs. 11.99% for the Lehman Brothers Aggregate Bond Index for the same period. The Fund also provided shareholders with a 30-day SEC yield of 6.65% as of March 31, 1998. It is important to note that due to the Fund's investment strategy to moderate downside risk, the Fund will often lag behind similar funds and the index. Also, the index return does not reflect investment in cash or the deduction of any servicing, investment management, or administrative expenses as a mutual fund does.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:    GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:       Quarterly Periods from February 1, 1997*
                            to March 31, 1998
CHART DATA:

                AARP BOND FUND FOR INCOME:
            --------------------------------
                                                LEHMAN BROTHERS
            INCOME DIVIDEND   CAPITAL CHANGE     AGGREGATE BOND
               COMPONENT         COMPONENT           INDEX+
            ----------------------------------------------------
                 $10000            $10000           $10000
                   9921              9813             9914
                  10266              9980            10279
                  10606             10133            10621
                  10875             10213            10993
                  11034             10193            11102


THE FUND'S INVESTMENT STRATEGY

         Since the Fund's inception, we have developed an investment strategy which invests in the upper end of the low-grade market -- the highest level of low-grade debt securities (mostly BB quality). We anticipate that these lower-grade debt securities will offer shareholders in this Fund a higher yield and more capital appreciation than the other Income Funds offered by the Program. As of March 31, 1998, 72% was invested in investment-grade bonds of BBB or higher, 18% in BB bonds, and 10% in B bonds.


CALLOUT:

In pursuit of the highest level of income of any AARP Mutual Fund, the Fund has the flexibility to invest at least 65% of its assets in investment-grade debt securities and up to one-third of its assets in lower-grade securities.


         We continued to keep the Fund richly diversified, since we can utilize a wide variety of maturities and credit quality. As of March 31, 1998, 56% of the portfolio was invested in U.S. and foreign corporate bonds, 6% in mortgage-backed securities, 5% in asset-backed securities, 19% in U.S. Treasuries and 14% in cash equivalents. In the corporate sector, we were invested 35% in industrials, 11% in financials, and 1% in utilities. We also moved from a barbell strategy (see Glossary), where a portfolio consists of an almost equal


----------
+ The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1997.

distribution of short-term and long-term bonds, to a more even distribution across the maturity spectrum. As of March 31, 1998, 11% of the portfolio was invested in securities maturing in less than one year, 25% in the one-to-five-year range, 25% in the five-to-eight-year range, and 39% in bonds that mature in more than eight years.

         We will continue to manage the AARP Bond Fund for Income for higher yields than other AARP Income Funds, and with less potential for loss in the value of the portfolio than comparable investment-grade bond funds. It is important to note, however, that this Fund will likely experience more volatility than the AARP GNMA and U.S. Treasury Fund or the AARP High Quality Short Term Bond Fund. Investors in this Fund must therefore be in a position to exchange greater short-term risk to the value of their investment for the potential of greater returns over the long term.

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART TITLE:
                               Maturity Structure
                              As of March 31, 1998
CHART DATA:

                          Under One Year           11%
                          1 to 5 Years             25%
                          5 to 8 Years             25%
                          Over 8 Years             39%
                                                  ----
                                                  100%
                                                  ====

--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors who seek high current income, but are willing to accept interest rate, credit, and other risks associated with a portfolio of investment-grade and, to a lesser extent, below- investment-grade bonds (up to 35% of total assets). You should be prepared to invest for the longer term (at least three years or more) and be comfortable with fluctuation in the value of your principal. We believe that the AARP Bond Fund for Income could serve as a core bond investment in most investors' portfolios because it offers the potential for high yields, price appreciation, and less share price fluctuation than other long-term bond funds of similar quality.


        PORTFOLIO ALLOCATION
        As of March 31, 1998

  Corporate Bonds             51%
  Cash Equivalents            14%
  Asset-Backed Securities      5%
  Government National
    Mortgage Association       5%
  Foreign Bonds -- U.S. $
    Denominated                5%
  U.S. Government-Backed
    Mortgages                  1%
  U.S. Treasury Obligation    19%
                             ----
                             100%
                             ====


        PORTFOLIO STATISTICS

  Number of Issues             84
  30-Day SEC Yield          6.65%
  Average Coupon            7.33%
  Yield to Maturity         6.65%
  Average Maturity     9.70 Years
  Average Duration      5.1 Years
  Average Quality               A

     AARP BALANCED STOCK AND BOND FUND
     ---------------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP Balanced Stock and Bond Fund seeks to provide long-term capital growth and income but with less risk of loss to its portfolio than other balanced mutual funds. The Fund pursues capital growth and income by investing primarily in a diversified mix of stocks with above-average dividend yields, high-quality bonds, and cash reserves.


PORTFOLIO
MANAGEMENT TEAM

Robert T. Hoffman
  Lead Portfolio Manager

Stephen A. Wohler
Lori J. Ensinger
  Portfolio Managers


          TOTAL RETURN
          ------------

           CUMULATIVE

            FUND    INDEX+
    ----------------------

    1 yr. 30.36%   28.33%

    3 yr. 77.46%   73.68%

    Life of
    Fund* 83.40%  81.65%



          AVERAGE ANNUAL

            FUND    INDEX+
    ----------------------
    1 yr. 30.36%   28.33%

    3 yr. 21.07%   20.18%

    Life of
    Fund* 15.69%  15.41%


--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED

         The AARP Balanced Stock and Bond Fund has performed well over the one-year period ending March 31, 1998, with a one-year total return of 30.36% (representing 4.23% in distributions of income and 26.13% in capital change) and outperformed the blended index's return of 28.33%. The blended index is made up of the unmanaged Standard & Poor's Composite Index of 500 Stocks (50%), the unmanaged Lehman Brothers Aggregate Bond Index (40%), and the three-month Treasury Bill Index (10%). (Please note that the Fund was introduced on February 1, 1994. Therefore, five-year and ten-year data are not available.)

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:    GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:          Semiannual Periods from February 1, 1994*
                                      to March 31, 1998
CHART DATA:

                                      STANDARD & POOR'S    LEHMAN BROTHERS
                AARP BALANCED STOCK    500 STOCK PRICE     AGGREGATE BOND
                   AND BOND FUND           INDEX               INDEX          BLENDED INDEX+
                   -------------           -----               -----          --------------
  2/94*                $10000             $10000              $10000             $10000
  3/94                   9520               9305                9583               9490
  9/94                   9922               9800                9543               9746
  3/95                  10335              10752               10062              10459
  9/95                  11589              12715               10885              11774
  3/96                  12509              14203               11146              12600
  9/96                  13104              15299               11416              13245
  3/97                  14069              17019               11694              14154
  9/97                  16687              21489               12527              16418
  3/98                  18340              25191               13095              18165

         We would also like to point out that by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to grow significantly over time. The graph above shows how a $10,000 investment in the Fund would have grown if you had invested in the Fund on February 1, 1994, assuming all distributions were reinvested.

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

TITLE:   AARP Balanced Stock and Bond Fund
        Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)

           -----------------------------------
             Return      Lipper       Risk             Over three years, this fund is in
                        Balanced                       the Best 25% of similar funds for
                       Peer Group*                     Monthly Downside Risk, and in the
           -----------------------------------         Best 50% of similar funds for Total
   Highest                                    Lowest   Return.
    Return              Best 25%      XXXX    Risk
           ------------            -----------         The monthly averages for risk and
                                                       return are for 111 similar funds
               XXXX     Next 25%                       for the period April 1995 through
           ------------            -----------         March 1998.

                        Next 25%
           ------------            -----------
    Lowest                                    Highest
    Return              Worst 25%             Risk
           ------------            -----------


* Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.

----------
+ The performance of the blended benchmark is a weighting comprised of 50% Standard & Poor's 500 Stock Price Index (S&P), 40% Lehman Brothers Aggregate Bond Index (LBAB), and the 3-Month Treasury Bill Index (10%). The 50/40/10 measure is meant to reflect the anticipated long-range asset mix of the Fund, which may change over time. The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and traded on the Over-the-Counter market. The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1994.

THE FUND'S INVESTMENT STRATEGY

         In general, the stock portion of the Fund (representing 62% of the portfolio as of March 31, 1998) uses an approach similar to the AARP Growth and Income Fund. The Fund will usually invest in stocks that are believed to have favorable long-term capital appreciation outlooks and have above-average dividend yields. Since the stock portion of the Fund is managed by the same team and with the same strategy as the AARP Growth and Income Fund, please refer to the AARP Growth and Income Fund Report on page 20 for details on specific stock selection. (The Fund may invest up to 70% of its assets in stocks.)


                                ASSET ALLOCATION
                              As of March 31, 1998

                          Stock Holdings         62%
                          Bond Holdings          36%
                          Cash Equivalents        2%
                                                ----
                                                100%
                                                ====

CALLOUT:

The Fund attempts to reduce downside risk by following the strict yield discipline of the AARP Growth and Income Fund in the stock section of the portfolio, by investing in securities with varying maturities on the bond side, and by maintaining an appropriate cash position.


         The portion of the Fund invested in bonds (representing 36% of the portfolio as of March 31, 1998) can include corporate issues, U.S. government securities, mortgage-backed obligations, and other fixed-income securities. At least 75% of these securities will be securities rated within the three highest quality ratings (AAA, AA, and A) by Moody's Investors Service, Inc. or Standard & Poor's (S&P), independent rating organizations. The Fund moved from a barbell strategy (see Glossary), with an emphasis on short and long maturities, to intermediate bonds over the past six-month period. As of March 31, 1998, 6% of the bond portfolio was invested in securities maturing in less than one year, 36% in the one-to- five-year range, 23% in the five-to-eight-year range, 13% in the eight-to-fifteen-year range and 22% in securities maturing in more than 15 years. As of March 31, 1998, approximately 2% of the Fund's assets were invested in cash equivalents. (At all times, at least 30% of the Fund's assets will be a combination of bonds and cash equivalents.)

         We continue to believe that stocks will outperform bonds and cash over the longer term; therefore, a majority of the portfolio will continue to be invested in stocks. While we are comfortable with our current asset allocation of 62% stocks, 36% bonds, and 2% cash equivalents, this allocation may be gradually changed depending upon our expectations for the financial markets.


--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

This Fund is designed for investors who are seeking long-term growth of their assets, but who want less risk than money invested solely in stocks. Investors should be able to invest for the longer term (at least three to five years or more) and be comfortable with the value of their principal moving up and down.



       STOCK ALLOCATION
     As of March 31, 1998

  Financial                   25%
  Manufacturing               13%
  Durables                    10%
  Utilities                    9%
  Communications               8%
  Consumer Staples             7%
  Energy                       6%
  Health                       6%
  Consumer Discretionary       5%
  Other                       11%
                             ----
                             100%
                             ====



         BOND ALLOCATION
      As of March 31, 1998

  Corporate Bonds             46%
  U.S. Treasury Obligations   20%
  U.S. Gov't. Agency-Backed
    Mortgages                 14%
  Asset-Backed Securities      8%
  Foreign Bonds - U.S. $
    Denominated                8%
  Collateralized Mortgages     3%
  Government National
    Mortgage Association       1%
                             ----
                             100%
                             ====

     AARP GROWTH AND INCOME FUND
     ---------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP Growth and Income Fund seeks to provide long-term capital growth and income but with less risk of loss to its portfolio than other growth and income mutual funds. The Fund pursues long-term capital growth and income by investing primarily in common stocks with above-average dividend yields and fixed income securities which are convertible into common stocks.


PORTFOLIO
MANAGEMENT TEAM

Robert T. Hoffman
  Lead Portfolio Manager

Lori J. Ensinger
Kathleen T. Millard
Benjamin W. Thorndike
  Portfolio Managers


         TOTAL RETURN
         ------------

          CUMULATIVE

           FUND    INDEX+
   ----------------------

   1 yr.  44.33%  48.02%

   5 yr. 167.80% 174.70%

   10 yr.414.78% 466.77%



         AVERAGE ANNUAL

           FUND    INDEX+
   ----------------------

   1 yr.  44.33%  48.02%

   5 yr.  21.78%  22.38%

   10 yr. 17.80%  18.93%


--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED

         The AARP Growth and Income Fund performed well over the one-year period ended March 31, 1998, providing shareholders with a one-year total return of 44.33% (representing 2.91% in distributions of income and 41.42% in capital change) vs. 48.02% for the unmanaged Standard & Poor's Composite of 500 Stocks. It is important to note that due to the Fund's investment strategy to moderate downside risk, the Fund will often lag behind similar funds and the index. Also, the index return does not reflect investment in cash or the deduction of any servicing, investment management, or administrative expenses as a mutual fund does.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:    GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:          Yearly Periods ended March 31

CHART DATA:

                                         STANDARD & POOR'S
                       AARP GROWTH AND    500 STOCK PRICE
                         INCOME FUND           INDEX+
         --------------------------------------------------
          1988              $10000             $10000
          1989               11370              11813
          1990               12666              14090
          1991               14483              16119
          1992               16619              17902
          1993               19222              20632
          1994               20273              20935
          1995               22948              24192
          1996               30272              31956
          1997               35667              38290
          1998               51478              56677


         Of course, 12-month returns for the Fund will vary from year to year. However, by maintaining a long-term focus and avoiding overreaction to short-term market volatility, your investment has the opportunity to grow significantly over time. The graph above shows what $10,000 invested in the Fund on March 31, 1988 would be worth on March 31, 1998, assuming all distributions were reinvested.

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND


TITLE:    AARP Growth and Income Fund
       Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)


            -----------------------------------        Over three years, this fund is in
              Return    Morningstar    Risk            the Best 25% of similar funds for
                        Large Blend                    Monthly Downside Risk, and in the
                        Peer Group*                    Best 50% of similar funds for Total
            -----------------------------------        Return.
    Highest                                    Lowest
     Return              Best 25%      XXXX    Risk    The monthly averages for risk and
            ------------            -----------        return are for 299 similar funds
                                                       for the period April 1995 through
                XXXX     Next 25%                      March 1998.
            ------------            -----------

                         Next 25%
            ------------            -----------
     Lowest                                    Highest
     Return              Worst 25%             Risk
            ------------            -----------

* Morningstar is the source for the peer group information of similar funds.


----------
+ The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and traded on the Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

THE FUND'S INVESTMENT STRATEGY

CALLOUT:

The Fund focuses on stocks with above-average dividends and sound fundamentals to reduce downside risk.


         We continued to focus on investing in undervalued securities with above-average relative dividend yields. This strategy benefited the portfolio for the period ended March 31, 1998 because a lack of technology holdings (due to their characteristically low dividend yields) protected the Fund from the many profit warnings issued by technology companies that stemmed from the currency crisis in Asia. Our strategy of increasing the electric utility weighting, in response to a 10-year peak in the industry's relative yield, proved timely as these companies, with largely domestically generated earnings, were immune to the volatility that accompanied slower overseas growth forecasts. The Fund's health care selections added to the Fund's favorable performance over this period, due primarily to our weighting in pharmaceutical stocks. As prices rose, we reduced our weighting by eliminating Warner Lambert and trimming our position in Schering-Plough. The Fund benefited from the fact that all but one of our health care holdings significantly outperformed the S&P for this period. We should point out, however, that many U.S. drug companies have reached full valuation, as market hype over new product-driven growth has already been reflected in most companies' stock prices. As enthusiasm increases, so does the risk of disappointment.

         Exposure to cyclicals, which helped the Fund early in the calendar year, proved to be a modest drag on portfolio performance over the last six months. Paper and forest product producers were among those hit by the slowdown of demand from Southeast Asia. While many industries were able to recoup from October's market plummet, companies such as Georgia-Pacific and Weyerhauser found it to be a more difficult struggle. BetzDearborn, a specialty chemical provider, also felt the repercussions of the Asian crisis directly as well as indirectly through its exposure to the paper and forest product producers.

         Our investment discipline has been an important tool in controlling exposure to price volatility. It has helped to steer us toward undervalued stocks that have defensive characteristics in volatile and declining markets. Our investments in the electric utility sector are evidence of this. We think our relative yield approach, supported by the fundamental research of our analysts, will ultimately benefit the Fund in a variety of market environments by providing downside protection and the potential for upside surprises.


--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund is suitable for investors who are seeking long-term growth of their assets and the opportunity to keep ahead of inflation. Investors should be able to invest for at least five years or more and be comfortable with fluctuation of the value of their principal that is associated with investing in stocks.


(Please note that portfolio changes should not be considered recommendations for action by individual investors.)


    SECTOR DIVERSIFICATION --
    EXCLUDES CASH EQUIVALENTS

      As of March 31, 1998

  Financial                   24%
  Manufacturing               16%
  Durables                    10%
  Communications               9%
  Energy                       8%
  Consumer Staples             7%
  Utilities                    7%
  Health                       6%
  Consumer Discretionary       5%
  Other                        8%
                             ----
                             100%
                             ====


       ASSET ALLOCATION

     As of March 31, 1998

  Stock Holdings             100%
                             ----
                             100%
                             ====

     AARP U.S. STOCK INDEX FUND
     --------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP U.S. Stock Index Fund seeks to provide long-term capital growth and income but with less risk of loss to its portfolio than an S&P 500 Index mutual fund. The Fund favors securities in S&P 500 companies with above-average dividend yields, but otherwise seeks to match the investment characteristics of the S&P 500.


PORTFOLIO
MANAGEMENT TEAM

Philip S. Fortuna
  Lead Portfolio Manager

James M. Eysenbach
  Portfolio Manager



         TOTAL RETURN
         ------------

          CUMULATIVE

           FUND    INDEX+
   ----------------------

    1 yr. 47.25%  48.02%

    Life of
    Fund  42.23%  43.04%



          AVERAGE ANNUAL

            FUND    INDEX+
    ----------------------

    1 yr. 47.25%  48.02%

    Life of
    Fund* 35.53%  36.09%


--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED

         The AARP U.S. Stock Index Fund's one-year total return for the period ending March 31, 1998 was 47.25% (representing 2.31% in distributions of income and 44.94% in capital change) vs. 48.02% for the Standard & Poor's Index of 500 Stocks. The performance of the Fund reflects the similar growth of the Index, specifically the communications, media, financial, and health sectors.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:    GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:          Quarterly Periods from February 1, 1997*
                                   to March 31, 1998

CHART DATA:

                                        STANDARD & POOR'S
                AARP U.S. STOCK          500 STOCK PRICE
                  INDEX FUND                 INDEX+
                ------------------------------------------
                    $10000                   $10000
                     9659                      9664
                     11293                    11352
                     12122                    12202
                     12465                    12553
                     14223                    14304


THE FUND'S INVESTMENT STRATEGY

         Our strategy is to invest in a broadly diversified portfolio consisting of more than 400 of the S&P 500 companies. Using a technique referred to as "sampling," the portfolio is tilted toward those common stocks of S&P 500 companies that are expected to pay higher dividends than S&P 500 companies in the aggregate. By managing the Fund in this way, we expect performance to be slightly less volatile than the S&P 500 over time. We also seek to offer shareholders a competitive return with a higher dividend yield than comparable index funds.

         Although cash or cash equivalents are normally expected to represent less than 1% of the Fund's assets, you may see a higher percentage from time to time. This higher percentage represents the cash available for payment of stocks already purchased.

         The AARP U.S. Stock Index Fund strives to moderate downside risk by favoring dividend-paying S&P 500 stocks. Stocks of this type historically have been more stable, especially in periods of market decline.

         This Fund has retained Bankers Trust Company as subadvisor to handle the day-to-day investment and trading functions. The portfolio managers of the Fund are in regular contact with the subadvisor, to review activity and monitor returns and relative risk.


----------
+ The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and traded on the Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1997.

         The AARP U.S. Stock Index Fund offers shareholders a low-cost way of investing in a diversified stock portfolio that offers a high degree of performance similarity to the S&P 500.

         The sector diversification, excluding cash equivalents as of March 31, 1998:

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART TITLE:

                             Sector Diversification
                              As of March 31, 1998
CHART DATA:

                        Financial                16%
                        Health                   12%
                        Technology               11%
                        Manufacturing            11%
                        Consumer Staples         10%
                        Energy                    8%
                        Communications            7%
                        Consumer Discretionary    6%
                        Durables                  6%
                        Other                    13%
                                                ----
                                                100%
                                                ====

--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund may be appropriate for more conservative stock fund investors who are seeking higher dividend income and somewhat lower average volatility than an S&P 500 Index mutual fund. You should be prepared to invest for the longer term (at least five years or more) and be comfortable with the value of your principal moving up and down in value.


                                ASSET ALLOCATION
                              As of March 31, 1998

                           Stock Holdings         90%
                           Cash Equivalents       10%
                                                 ----
                                                 100%
                                                 ====

     AARP CAPITAL GROWTH FUND
     ------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP Capital Growth Fund is designed to provide long-term capital growth but with less risk of loss to its portfolio than other growth funds. The Fund pursues this investment objective by investing primarily in a diversified mix of common stocks and fixed- income securities convertible into common stock of established medium- and large-sized companies.


PORTFOLIO
MANAGEMENT TEAM

William F. Gadsden
  Lead Portfolio Manager

Bruce F. Beaty
  Portfolio Manager



          TOTAL RETURN
          ------------

           CUMULATIVE

            FUND    INDEX+
    ----------------------

    1 yr.  49.45%  48.02%

    5 yr. 140.38% 174.70%

    10 yr.372.60% 466.77%



          AVERAGE ANNUAL

            FUND    INDEX+
    ----------------------

    1 yr.  49.45%  48.02%

    5 yr.  19.17%  22.38%

    10 yr  16.80%  18.93%


--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED

         The AARP Capital Growth Fund produced favorable returns for the one-year period ended March 31, 1998. The Fund's one-year total return of 49.45% (representing 0.83% in distributions of income and 48.62% in capital change) outperformed the Standard & Poor's 500 return of 48.02% during the same period. These strong results were achieved during a difficult period, as the Asian financial crisis expanded and investors remained concerned over the potential impact of slowing U.S. exports on corporate earnings. The Fund's conservative approach to investing, which emphasizes stocks with lower volatility than the market, should provide a measure of protection during this uncertain time.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:    GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:          Yearly Periods ended March 31

CHART DATA:

                                     STANDARD & POOR'S
                    AARP CAPITAL      500 STOCK PRICE
                     GROWTH FUND           INDEX+
  ----------------------------------------------------
  1988                $10000              $10000
  1989                13170               11813
  1990                13967               14090
  1991                15208               16119
  1992                17522               17902
  1993                19661               20632
  1994                20010               20935
  1995                20826               24192
  1996                27229               31956
  1997                31624               38290
  1998                47260               56677

         It is also important to note that 12-month returns for the Fund will vary from year to year. However, by maintaining a long-term focus and staying invested through good and bad times, your investment may have the opportunity to grow significantly over time. The graph above shows how a $10,000 investment in the Fund on March 31, 1988 would have grown by March 31, 1998, assuming all dividends were reinvested.

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND


TITLE:     AARP Capital Growth Fund
      Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)


             -----------------------------------          Over three years, this fund is in
               Return    Morningstar    Risk              the Best 25% of similar funds for
                            Large                         Monthly Downside Risk, and in the
                           Growth                         Best 50% of similar funds for Total
                         Peer Group*                      Return.
             -----------------------------------
     Highest                                    Lowest    The monthly averages for risk and
      Return              Best 25%       XXXX   Risk      return are for 74 similar funds for
             ------------            -----------          the period April 1995 through March
                                                          1998.
                XXXX      Next 25%
             ------------            -----------

                          Next 25%
             ------------            -----------
      Lowest                                    Highest
      Return              Worst 25%             Risk
             ------------            -----------


* Morningstar is the source for the peer group information of similar funds.


----------
+ The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and traded on the Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

THE FUND'S INVESTMENT STRATEGY

         The dominant investment variable that affected U.S. stocks during the past six months was Asia. Reaction to the Asian currency crisis in the U.S. stock market was swift, and for certain sectors, punitive. Our exposure to the energy sector, which was via large multi-national oil companies and oil field service providers, crimped performance, as oil prices weakened and investors worried about the sustainability of strong global oil demand in light of a marked slowdown in Asia. Two stocks affected as a result were Schlumberger Ltd. and Diamond Offshore Drilling, Inc. Conversely, while those portfolio holdings suffered, the stocks of companies deemed relatively immune to global activity surged ahead. Positive contributors in these areas included Costco Companies, Inc., Fannie Mae, and Pfizer.


CALLOUT:

Through a broadly diversified portfolio consisting primarily of established medium- to large-sized companies with strong competitive positions in their industries, the Fund seeks to offer less downside risk than many growth funds.


         Despite sharp declines in October and November for selected companies that were perceived to have significant earnings exposure to Asia, the Fund continued to benefit from the favorable investment climate in the United States. The U.S. economy continued to expand, corporate earnings growth in many areas remained positive, inflation remained benign, and employment rose to one of the highest levels in 25 years. In this environment, we continued to emphasize the financial sector, which is benefiting from consolidation and restructuring, including stocks such as American Express, Citicorp, and BankAmerica. We also maintained significant positions in line with the S&P 500 Index in the technology sector. Intel Corp. and Compaq Computer Corp. are examples in this area and were among the Portfolio's largest holdings at the end of the period.

         As we look toward the rest of 1998, we continue to remain cautious regarding profits, a position we held prior to the crisis in Asia. As a result, the Asian crisis has not caused us to dramatically alter our investment outlook. However, our expectations for earnings' growth are trending somewhat lower. With current stock market valuations rich and with the prospect for meaningful earnings slim, it is difficult to build the investment case for significant upward movement in the U.S. stock market over the next year. As a result, we believe investors should expect stock market returns that are closer to the long-term historical market average of about 10% annually.


--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors seeking long-term growth of their principal. Investors should be able to invest for the longer term (at least five years or more) and be comfortable with the short-term fluctuation of their principal that is associated with investing in stocks.


(Please note that portfolio changes should not be considered recommendations for action by individual investors.)



       SECTOR DIVERSIFICATION --
      EXCLUDES CASH EQUIVALENTS
        As of March 31, 1998

  Financial                   22%
  Technology                  12%
  Energy                      12%
  Manufacturing               11%
  Consumer Discretionary      11%
  Health                      10%
  Service Industries           5%
  Durables                     5%
  Consumer Staples             5%
  Other                        7%
                             ----
                             100%
                             ====


        ASSET ALLOCATION
      As of March 31, 1998

  Stock Holdings             95%
  Cash Equivalents            5%
                            ----
                            100%
                            ====

     AARP SMALL COMPANY STOCK FUND
     -----------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The Fund seeks to provide long-term capital growth, but with less risk of loss to its portfolio than other small company stock mutual funds. The Fund pursues this objective by investing primarily in a broadly diversified portfolio of common stocks of small U.S. companies.


PORTFOLIO
MANAGEMENT TEAM

James M. Eysenbach
Philip S. Fortuna
  Co-Lead Portfolio Managers

Calvin S. Young
  Portfolio Manager



          TOTAL RETURN
          ------------

           CUMULATIVE

            FUND    INDEX+
    ----------------------

    1 yr.  44.74%   42.01%

    Life of
    Fund*  43.87%   32.04%



          AVERAGE ANNUAL

            FUND    INDEX+
    ----------------------
    1 yr.  44.74%   42.01%

    Life of
    Fund*  36.87%   27.03%


--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED

         The AARP Small Company Fund's one-year total return of 44.74% (representing 0.29% in distributions of income and 44.45% in capital change) outperformed the Russell 2000 Index's~ return of 42.01% for the period ended March 31, 1998. Consistent with its risk management strategy, the Fund also exhibited less up and down movement than the Russell 2000 Index of small companies. The value of the Fund declined less than the Index in 79% of the days on which the market declined during the one-year period ending March 31, 1998.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:    GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:          Quarterly Periods from February 1, 1997*
                                    to March 31, 1998

CHART DATA:

                     AARP SMALL COMPANY     RUSSELL 2000
                         STOCK FUND            INDEX+
        -------------------------------------------------
          2/1/97*          $10000             $10000
          3/31/97            9940               9297
          6/30/97           11660              10805
          9/30/97           13353              12413
         12/31/97           13368              11997
          3/31/98           14387              13204


THE FUND'S INVESTMENT STRATEGY

CALLOUT:

The Fund seeks to be more stable than other small company stock funds by targeting undervalued small companies which, as a group, typically pay above-average dividends.


         In pursuing capital appreciation from small company stocks, we utilize a disciplined approach to identifying undervalued stocks within a broad universe of small companies. First, we conduct a quantitative evaluation of approximately 2,000 small U.S. stocks, analyzing valuations, sales and earnings growth rates, price momentum, and risk characteristics. We focus on companies selling at prices that we believe do not reflect their underlying value. We emphasize those companies with stable or improving sales and earnings growth or other characteristics indicating that the undervaluation will be recognized in the future. Then we build a diversified portfolio by assessing the risk/return trade-off of various combinations of attractively rated companies, with an objective of maintaining an overall risk profile approximately 10% to 20% below that of the Russell 2000 Index. An important element of this strategy, given the potential cost of trading small stocks, is working with our experienced team of traders to ensure the most efficient means of executing our purchase and sale decisions.

         The emphasis on valuation is reflected in the resulting portfolio, which has a median price-to-earnings ratio about 30% lower than that of the


----------
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1997.

Russell 2000 Index of small companies. (The price-to-earnings [P/E] ratio gives you an idea of how much you are paying for a company's earning power. The lower the P/E, the less you are paying for a dollar of earnings. While a high P/E may be an indication of higher expected earnings growth, high P/E stocks are typically riskier.) Many of the lower P/E stocks are currently found in the manufacturing sector of the market. These small U.S. manufacturing firms currently represent the portfolio's largest sector weighting. The second largest weighting is in financials, where the Fund's holdings returned more than 50% over the past year. We have recently been reducing the Fund's weighting in this sector, as strong performance has reduced the number of attractively valued finance companies. In terms of size, a typical holding has a market capitalization (price multiplied by shares outstanding) of $467 million. By comparison, the typical S&P 500 company has a market capitalization of more than $7 billion.

         As of March 31, 1998, the Fund was well diversified, with 185 stocks selected from the Russell 2000 Index of small companies. As you may know, the risks of holding individual small company stocks can be high because small companies generally have higher business risks than more established companies. This is because small companies may have untested management, less diversified product lines, and limited financial resources. This makes small companies more vulnerable to adverse business developments than larger companies. We attempt to control these risks by holding a relatively large number of securities in the portfolio in addition to maintaining an overall above-average dividend yield. As a direct result, the Fund has experienced low volatility over the past six months. For example, when the small cap market as represented by the Russell 2000 Index fell 4.4% in October of last year, the AARP Small Company Fund declined only 2.1%. In the strong up months, such as those experienced at the end of the period, the Fund trailed the Index. This pattern of declining less in down markets and rising less rapidly in up markets is consistent with our risk-controlled approach to investing in small company stocks.

         We will continue to apply our disciplined, value-oriented approach to selecting small company stocks in accordance with the Fund's objective of seeking long-term capital growth with less downside risk than other small company stock funds. We believe that the AARP Small Company Stock Fund continues to be appropriate for investors seeking diversification and exposure to the small company sector of the stock market as part of a well rounded portfolio.


--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The AARP Small Company Stock Fund is suitable for investors seeking high long-term growth of their principal. You should be prepared to invest for the longer term (at least five years or more) and be comfortable with the value of your principal moving up and down in value.




       SECTOR DIVERSIFICATION --
      EXCLUDES CASH EQUIVALENTS
         As of March 31, 1998

  Manufacturing               23%
  Financial                   14%
  Technology                   9%
  Utilities                    9%
  Consumer Discretionary       9%
  Service Industries           7%
  Durables                     7%
  Construction                 6%
  Metals & Minerals            5%
  Other                       11%
                             ----
                             100%
                             ====


        ASSET ALLOCATION
      As of March 31, 1998

  Stock Holdings              95%
  Cash Equivalents             5%
                             ----
                             100%
                             ====

     AARP GLOBAL GROWTH FUND
     -----------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP Global Growth Fund seeks to offer long-term capital growth in a globally diversified portfolio, but with less risk of loss to its portfolio than other global growth mutual funds. The Fund pursues this investment objective by investing primarily in common stocks of established corporations in a wide variety of developed countries, including the United States.


PORTFOLIO
MANAGEMENT TEAM

William E. Holzer
  Lead Portfolio Manager

Diego Espinosa
Nicholas Bratt
  Portfolio Managers


          TOTAL RETURN
          ------------

           CUMULATIVE

            FUND    INDEX+
    ----------------------

    1 yr.  25.75%   31.95%

    Life of
    Fund*  40.10%   47.54%



          AVERAGE ANNUAL

            FUND    INDEX+
    ----------------------
    1 yr.  25.75%   31.95%

    Life of
    Fund*  16.88%   19.68%


--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED

         The AARP Global Growth Fund performed well for the one-year period ended March 31, 1998, providing shareholders with a one-year total return of 25.75% (representing 1.08% in distributions of income and 24.67% in capital change) vs. 31.95% for the unmanaged MSCI World Index.~ It is important to note that due to the Fund's investment strategy to moderate downside risk, the Fund will often lag behind similar funds and the index. Also, the index return does not reflect investment in cash or the deduction of any servicing, investment management, or administrative expenses as a mutual fund does.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:    GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:          Quarterly Periods from February 1, 1996*
                                             to March 31, 1998
CHART DATA:

                            AARP GLOBAL          MSCI WORLD
                           GROWTH  FUND            INDEX+
        ----------------------------------------------------
          2/1/96*              $10000             $10000
             3/96               10180              10224
             6/96               10280              10521
             9/96               10327              10661
            12/96               10907              11149
             3/97               11141              11181
             6/97               12399              12863
             9/97               12874              13231
            12/97               12502              12905
             3/98               14010              14754


THE FUND'S INVESTMENT STRATEGY

         Our approach to investing in the global equity markets focuses on identifying long-term growth of the world economy and capital markets and then identifying the companies with appropriate stock values that are best positioned to take advantage of the opportunity. This strategy results in a well-diversified portfolio of approximately 100 issues across many countries. As of March 31, 1998, the portfolio was 51% invested in Europe, 32% in the United States and Canada, 4% in Asia/Pacific (excluding Japan), and 13% in Latin America, Japan and other countries.

         Over the past six months cash remained at roughly 5% of the portfolio as we continue, in the midst of increasingly volatile markets, to search for good stocks at the best possible valuations. Given the outlook for global deflation, bonds comprised roughly 10% of the portfolio. This asset mix is not the result of an asset allocation decision, but rather a product of our thematic approach.

         We introduced a new theme that emerges from the fact that baby boomers are edging closer to retirement age. As their need for secure retirement income rises, so does their preference for yield (i.e., bonds and


----------
+ The MSCI (Morgan Stanley Capital International) World Index is an unmanaged capitalization-weighted measure of global stock markets, including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike fund returns, do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1996.

utility stocks) over growth. Since the supply of bonds is falling due to the shrinking number of regulated utilities, the valuation of these instruments should rise. Therefore we began buying utilities best positioned to prosper in a deregulated environment. In order to build up our utility exposure, we reduced our capital goods position. We are looking to avoid negative effects that the Asian crisis may have on the demand for these capital goods products.


CALLOUT:

The Fund seeks to offer less downside risk than other global growth funds by maintaining core holdings in well established companies of developed countries.


         We were well positioned for the Asian currency crisis because we had repositioned the composition of the Fund's emerging markets holdings. We sold the majority of our Korean holdings early last year and reduced our Brazilian holdings later in the year. Therefore, we were able to take small positions in several Hong Kong stocks at reasonable valuations when the crash occurred in late October.

         Looking ahead, the impact of the Asian crisis on stock valuation remains a big question. As we introduce new themes to the portfolio and evaluate the relevance of existing themes, we will be keeping a watchful eye on Asia. The troubles in Asia may give us the clearest example yet of the challenges that exist in a truly global economy.

PIE CHART TITLE:

                         Geographical Diversification --
                            Excludes Cash Equivalents
                              As of March 31, 1998
CHART DATA:

                         Europe                   51%
                         U.S. & Canada            32%
                         Japan                     7%
                         Pacific Basin             4%
                         Latin America             3%
                         Africa                    1%
                         Other                     2%
                                                 ----
                                                 100%
                                                 ====



--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The AARP Global Growth Fund is suitable for investors who want to add both U.S. and foreign equity opportunities to their portfolio. Investors should invest for the longer term (at least five years or more) and be comfortable with the value of their principal moving up and down.



(Please note that portfolio changes should not be considered recommendations for action by individual investors.)




                            SECTOR DIVERSIFICATION --
                           EXCLUDES CASH EQUIVALENTS
                              As of March 31, 1998

                      Financial                   26%
                      Manufacturing               17%
                      U.S. and Foreign
                        Treasury Bonds             9%
                      Technology                   6%
                      Utilities                    5%
                      Health                       5%
                      Consumer Staples             5%
                      Metals and Minerals          4%
                      Energy                       4%
                      Other                       19%
                                                 ----
                                                 100%
                                                 ====



                                ASSET ALLOCATION
                              As of March 31, 1998

                      Stock Holdings              85%
                      Bond Holdings               10%
                      Cash Equivalents             5%
                                                 ----
                                                 100%
                                                 ====

     AARP INTERNATIONAL GROWTH AND INCOME FUND
     -----------------------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP International Growth and Income Fund seeks to offer long-term capital growth and income but with less risk of loss to its portfolio than other international mutual funds. The Fund pursues this investment objective by investing primarily in a diversified portfolio of foreign common stocks with above-average dividend yields and foreign fixed-income securities convertible into common stocks. The Fund changed its name from the AARP International Stock Fund on February 1, 1998.


PORTFOLIO
MANAGEMENT TEAM

Sheridan Reilly
  Lead Portfolio Manager

Deborah A. Chaplin
Irene Cheng
  Portfolio Managers



          TOTAL RETURN
          ------------

           CUMULATIVE

            FUND    INDEX+
    ----------------------

    1 yr. 27.62%  18.60%

    Life of
    Fund* 29.41%  20.97%



          AVERAGE ANNUAL

            FUND    INDEX+
    ----------------------

    1 yr. 27.62%  18.60%

    Life of
    Fund* 24.92%  17.81%


--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED

         The AARP International Growth and Income Fund performed well for the one-year period ended March 31, 1998, providing shareholders with a one-year total return of 27.62% (representing 0.83% in distributions of income and 26.79% in capital change). Our favorable performance, which outperformed the MSCI EAFE Index~ return of 18.60%, was due to the Fund's investment strategy, specifically our geographic distribution and stock selection. We were underweighted in Japan, and therefore spared some of the difficulties associated with the problems in that market. Our overweighting of investments in Western Europe afforded us protection against the extremely volatile Asian currency markets. It also allowed us to benefit from the problems in Asia as there was flight from the weaker currencies of the Far East to the stronger, more stable currencies of the United States and Western Europe.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:    GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:          Quarterly Periods from February 1, 1997*
                                   to March 31, 1998

CHART DATA:

                              AARP INTERNATIONAL         MSCI EAFE
                            GROWTH AND INCOME FUND         INDEX+
          -----------------------------------------------------------
          2/1/97*                     $10000               $10000
          3/31/97                      10140                10201
          6/30/97                      10960                11524
          9/30/97                      11573                11443
          12/31/97                     11147                10546
          3/31/98                      12941                12097


THE FUND'S INVESTMENT STRATEGY

         In pursuit of our objective of long-term growth of capital and current income, the Fund invests primarily in dividend-paying common stocks and preferred stocks of companies listed on foreign stock exchanges. We generally look for well established companies in mature overseas markets. In selecting stocks for purchase, we look for companies that have high yields relative to their market. We seek companies whose dividend yields are more than 25% above their respective market median. On the flip side, if the yield of a stock we are holding falls to 25% below its market median, due to a rise in its stock price, we will consider selling that stock. Once we identify companies, we review their financial statements and earnings estimates, and evaluate the quality and tenure of management. Extensive consideration is also given to country and sector diversification. Sector diversification (investing in a broad range of industries) can reduce investment risk while country diversification allows us to pursue a broader range of investment opportunities and reduce currency exchange risk.


----------
+ The MSCI (Morgan Stanley Capital International) EAFE Index is an unmanaged capitalization-weighted measure of global stock markets, including Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike fund returns, do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1997.

         In keeping with this philosophy, the portfolio was heavily weighted in Western Europe, as stated above. European consumer goods, in particular, are expected to strengthen as European economies strengthen. One consumer stock we bought was an Italian retailer, La Rinascente. The company has been modernizing its approach to marketing, making excellent gains in increasing sales per square foot in existing stores and finding attractive sites for opening new stores. It has also been helped by an increase in consumer spending.


CALLOUT:

By primarily targeting well- managed, dividend-paying companies in established markets other than the United States, the Fund seeks long-term growth with less downside risk than other international stock funds.


         Bank of Austria and Allied Irish Bank are two other good examples of our investment approach. European banks are established, well regulated, and, because they are active in the capital markets, they will likely benefit from the strengthening economies in Europe. We bought shares of Bank of Austria at below its book value, which means we paid less than the combined assets of the firm's value. In addition to appreciating in price, it continues to offer an attractive yield. Allied Irish Bank also offers an attractive yield and strong prospects for growth.

         We think the markets will continue to be volatile. The problems in Asia are still not completely worked out. By contrast, Europe seems poised to realize the benefits of closer integration of its economies and the restructuring and consolidation of its industries. We are confident in the long-term value of our investment approach and believe the AARP International Growth and Income Fund will continue to be appropriate for investors who wish to allocate assets overseas in a relatively conservative fashion as compared to other international investments.

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART TITLE:

            Geographical Diversification -- Excludes Cash Equivalents
                              As of March 31, 1998
CHART DATA:

                         Europe                   81%
                         Japan                     8%
                         Pacific Basin             6%
                         Canada                    5%
                                                 ----
                                                 100%
                                                 ====

--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund is suitable for investors seeking long-term growth of their principal who want to add international stock market opportunities to their portfolio. Investors in this Fund should have an investment time horizon of at least five years or more, and be comfortable with the value of their principal moving up and down in value.



(Please note that portfolio changes should not be considered recommendations for action by individual investors.)



                            SECTOR DIVERSIFICATION --
                           EXCLUDES CASH EQUIVALENTS
                              As of March 31, 1998

                      Financial                   32%
                      Manufacturing               19%
                      Communications              13%
                      Consumer Discretionary       7%
                      Service Industries           7%
                      Durables                     4%
                      Consumer Staples             4%
                      Media                        4%
                      Transportation               3%
                      Other                        7%
                                                 ----
                                                 100%
                                                 ====


                                ASSET ALLOCATION
                              As of March 31, 1998

                      Stock Holdings              93%
                      Cash Equivalents             7%
                                                 ----
                                                 100%
                                                 ====

      AARP MANAGED INVESTMENT PORTFOLIOS:
     -----------------------------------

AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO
AARP DIVERSIFIED GROWTH PORTFOLIO

SIDEBAR TEXT:

PORTFOLIO OVERVIEWS

The AARP Managed Investment Portfolios are conservatively managed "funds of funds," portfolios that invest exclusively in other AARP Mutual Funds. The two portfolios are:

o The AARP Diversified Income with Growth Portfolio seeks current income with modest long-term appreciation. This investment objective is met by diversifying among a mix of AARP Bond Mutual Funds, and to a lesser degree in the AARP Stock Mutual Funds. The Fund changed its name from the AARP Diversified Income Portfolio on February 1, 1998.

o The AARP Diversified Growth Portfolio seeks long-term growth of capital. This investment objective is met by diversifying among a mix of AARP Stock Mutual Funds, and a lesser mix of AARP Bond Mutual Funds. The investment mix in both portfolios may change when assets appreciate significantly or as economic conditions change.

PORTFOLIO
MANAGEMENT TEAM

Philip S. Fortuna
  Lead Portfolio Manager

Salvatore J. Bruno
Shahram Tajbakhsh
Karla D. Grant
  Portfolio Managers

          TOTAL RETURN
          ------------

     DIVERSIFIED INCOME WITH
        GROWTH PORTFOLIO

           CUMULATIVE

            FUND    INDEX+
    ----------------------

    1 yr.  15.89%  22.06%

    Life of
    Fund*  15.74%  20.09%



          TOTAL RETURN
          ------------

  DIVERSIFIED GROWTH PORTFOLIO

           CUMULATIVE

            FUND    INDEX+
    ----------------------

    1 yr.  27.25%  36.46%

    Life of
    Fund*  26.91%  32.90%
--------------------------------------------------------------------------------

HOW THE PORTFOLIOS HAVE PERFORMED

         The Diversified Income With Growth Portfolio provided shareholders with a one-year total return of 15.89% (representing 5.36% in distributions of income and 10.53% in capital change) vs. the blended index's total return of 22.06% for the same period. For this Portfolio the blended index is made up of the unmanaged Standard & Poor's 500 Index (30%) and the Lehman Brothers Aggregate Bond Index (70%). Both portfolios will often lag the indices because of their conservative risk posture, especially during strong markets such as that of the past year.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:          GROWTH OF A $10,000 INVESTMENT

                    AARP Diversified Income with Growth Portfolio

CHART PERIOD:         Quarterly Periods from February 1, 1997*
                                 to March 31, 1998
CHART DATA:

            AARP DIVERSIFIED    STANDARD & POOR'S  LEHMAN BROTHERS
           INCOME WITH GROWTH    500 STOCK PRICE    AGGREGATE BOND
               PORTFOLIO            INDEX             INDEX      BLENDED INDEX+
-------------------------------------------------------------------------------
 2/97*           $10000             $10000           $10000          $10000
  3/97             9897               9664             9914            9839
  6/97            10454              11352            10279           10597
  9/97            10837              12202            10621           11087
 12/97            11001              12553            10933           11416
  3/98            11471              14304            11102           12009


         The Diversified Growth Portfolio provided shareholders with a one-year total return for the period ending March 31, 1998 of 27.25% (representing 2.33% in distributions of income and 24.92% in capital change) vs. the blended index's total return of 36.46% for the same period. The blended index is made up of the unmanaged Standard & Poor's 500 Index (70%) and the Lehman Brothers Aggregate Bond Index (30%).

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:    GROWTH OF A $10,000 INVESTMENT

                   AARP Diversified Growth Portfolio

CHART PERIOD:         Quarterly Periods from February 1, 1997*
                                 to March 31, 1998

CHART DATA:

        AARP DIVERSIFIED     STANDARD & POOR'S  LEHMAN BROTHERS
             GROWTH          500 STOCK PRICE    AGGREGATE BOND
            PORTFOLIO            INDEX              INDEX         BLENDED INDEX+
--------------------------------------------------------------------------------
  2/97*     $10000              $10000              10000             10000
  3/97        9862                9664               9914              9739
  6/97       10804               11352              10279             11026
  9/97       11470               12202              10621             11720
 12/97       11543               12553              10933             12065
  3/98       12549               14304              11102             13290


----------
+ The performance of the blended benchmark is a weighting comprised of the Standard & Poor's 500 Stock Price Index (S&P), and the Lehman Brothers Aggregate Bond Index (LBAB). The 30/70 measure of the Diversified Income with Growth Portfolio and 70/30 measure of the Diversified Growth Portfolio is meant to reflect the anticipated long-range asset mix of the Fund, which may change over time. The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and traded on the Over-the-Counter market. The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  These Funds commenced operations on February 1, 1997.

THE PORTFOLIOS' INVESTMENT STRATEGIES

         Since the Portfolios' inception, we have been implementing an investment process that applies our global perspective and judgment of capital markets, combined with sophisticated quantitative risk management techniques, in investing in a mix of AARP Mutual Funds.

         Back in early 1997, we decided which asset classes we expected to outperform and compared that to historical trends. We then used this data to allocate the Portfolios. Over the past six months, these allocations were altered slightly to reflect current trends.


                         Diversified Income with Growth
                              Portfolio Allocation
                              As of March 31, 1998

                       AARP High Quality Money Fund     14%
                       AARP Bond Fund for Income        30%
                       AARP GNMA and U.S. Treasury Fund 30%
                       AARP Growth and Income Fund      12%
                       AARP U.S. Stock Index Fund        6%
                       AARP Global Growth Fund           8%
                                                       ----
                                                       100%
                                                       ====

                               Diversified Growth
                              Portfolio Allocation
                              As of March 31, 1998

                       AARP High Quality Money Fund      1%
                       AARP GNMA and U.S. Treasury Fund 15%
                       AARP Bond Fund for Income        18%
                       AARP U.S. Stock Index Fund       13%
                       AARP Growth and Income Fund      24%
                       AARP Global Growth Fund           7%
                       AARP International Growth and
                          Income Fund                    7%
                       AARP Small Company Stock Fund    11%
                       AARP Capital Growth Fund          4%
                                                       ----
                                                       100%
                                                       ====

         As you can see by these breakdowns, both Portfolios were well diversified among the AARP Fund Family. We believe the current mix of investments in the Diversified Income with Growth Portfolio will provide shareholders with a competitive yield from its bond investments and the potential for growth through its stock exposure. For the Diversified Growth Portfolio, we believe that the 33% investment in fixed-income securities will help protect the Fund from downside risk. We also included some international exposure for further diversification.

         We believe that the AARP Managed Investment Portfolios offer shareholders a simplified, all-in-one approach to diversification. Moreover, each AARP Mutual Fund is also managed to reduce risk of loss to the Portfolio.


--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
PORTFOLIOS ARE DESIGNED

The AARP Managed Investment Portfolios are for individuals comfortable with bond and stock investing who don't have time or are less confident in making the all-important asset allocation decisions. They prefer to entrust the selection of their portfolios of mutual funds to professional money managers. These portfolios offer a simple, inexpensive (among the lowest management fees for this type of fund), one-step approach to investing all or a portion of an individual's assets.

The AARP Managed Investment Portfolios are appropriate for investors seeking to create an investment plan during pre- and post-retirement. The AARP Diversified Income with Growth Portfolio may be appropriate for investors in retirement with an investment horizon of three to five years. The AARP Diversified Growth Portfolio is designed for investors in pre-retirement with an investment time horizon of more than five years.


      ASSET ALLOCATION
      AARP DIVERSIFIED
     INCOME WITH GROWTH
          PORTFOLIO

    As of March 31, 1998

  Stock Holdings         26%
  Bond Holdings          60%
  Cash Equivalents       14%
                        ----
                        100%
                        ====

        ASSET ALLOCATION
        AARP DIVERSIFIED
        GROWTH PORTFOLIO

      As of March 31, 1998

  Stock Holdings         66%
  Bond Holdings          33%
  Cash Equivalents        1%
                        ----
                        100%
                        ====

                                    This page
                                  intentionally
                                   left blank.

                                                              A A R P  F U N D S
                                        I N V E S T M E N T  P O R T F O L I O S


                                        List of investments as of March 31: A detailed breakdown of the investments in each AARP Mutual Fund's portfolio at the close of the reporting period.

                                        Principal amount/shares: The face value of a bond or the shares held by an AARP Mutual Fund.

                                        Cost: The amount the AARP Mutual Fund actually paid for the listed securities.

                                        In  addition,  the  tax-free  AARP Funds
                                        list  the  credit  ratings  for  each of
                                        their bond holdings.  Moody's  Investors
                                        Service,  Inc., Fitch Investors Service,
                                        Inc., and Standard & Poor's  Corporation
                                        -- three independent  rating services --
                                        have  developed  credit  rating  systems
                                        that are  designed  to  indicate  a bond
                                        issuer's    ability    to    meet    its
                                        obligations. For example, bonds with the
                                        lowest risk of default  receive a rating
                                        of "AAA," while bonds involving  greater
                                        risk   receive    progressively    lower
                                        ratings. Bonds rated "BBB" or better are
                                        considered   investment   grade   ("AAA"
                                        ratings are assigned  only to bonds with
                                        the   highest   credit   quality).   The
                                        Portfolios also show the coupon rates and maturity dates of the AARP Funds' bond holdings. The coupon rate is the interest rate on a debt security the bond issuer promises to pay to the bond holder until maturity. The maturity date is the date on which a bond issuer is scheduled to repay the principal to the bond holder.

                                        Market value: The current value of the securities held in a fund's portfolio.

                                    This page
                                  intentionally
                                   left blank.

               AARP HIGH QUALITY MONEY FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                 Principal
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 1.4%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 3/31/98 at
   5.75% to be repurchased at $6,885,100 on 4/1/98, collateralized by a
   $7,023,800 U.S. Treasury Note, 5.75%, 12/31/98 (Cost $6,884,000) .....................        6,884,000          6,884,000
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   COMMERCIAL PAPER 62.7%
-----------------------------------------------------------------------------------------------------------------------------

Ameritech Corp., 5.4%, 6/9/98 ...........................................................       20,000,000         19,786,111
Associates Corp. of North America, 5.51%, 5/12/98 .......................................       23,000,000         22,854,305
Baront Capital Corp., 5.54%, 5/11/98 ....................................................       20,000,000         19,876,889
BTAB Holdings Funding Co., 5.65%, 4/23/98 ...............................................       12,000,000         11,958,567
CSW Credit Inc., 5.57%, 4/20/98 .........................................................       10,800,000         10,768,251
Duke Energy, 6.05%, 4/1/98 ..............................................................       20,000,000         20,000,000
General Electric Capital Corp., 5.41%, 4/15/98 ..........................................       23,000,000         22,947,674
GTE Corp., 5.76%, 5/8/98 ................................................................       20,000,000         19,881,600
FCAR Owner Trust, 5.55%, 4/2/98 .........................................................       20,000,000         19,996,917
Ford Motor Credit, 5.48%, 4/8/98 ........................................................       23,000,000         22,972,294
JP Morgan, 5.28%, 10/15/98 ..............................................................       15,000,000         14,548,725
Madison Funding Corp., 5.58%, 4/16/98 ...................................................       12,160,000         12,131,728
New Center Asset Trust, 5.55%, 4/14/98 ..................................................       23,000,000         22,953,904
Old Line Funding Corp., 5.57%, 4/9/98 ...................................................       15,000,000         14,981,433
Private Export, 5.32%, 7/30/98 ..........................................................       20,000,000         19,632,294
Sheffield Receivables Corp., 5.55%, 4/6/98 ..............................................       23,000,000         22,982,271
                                                                                                                  -----------
Total Commercial Paper (Cost $298,319,265) ..............................................                         298,272,963
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   CERTIFICATES OF DEPOSIT 6.3%
-----------------------------------------------------------------------------------------------------------------------------

Lasalle National Bank, 5.71%, 7/24/98 ...................................................       10,000,000          9,997,958
Lasalle National Bank, 5.91%, 8/12/98 ...................................................       10,000,000         10,002,046
Chase Manhattan Corp., 5.62%, 7/9/98 ....................................................       10,000,000          9,997,454
                                                                                                                  -----------
Total Certificates Of Deposit (Cost $30,001,001) ........................................                          29,997,458
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATIONS 11.0%
-----------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 5.28%, 7/14/99* ..................................       17,000,000         16,926,390
Federal National Mortgage Association, 5.28%, 7/26/99* ..................................       20,000,000         19,916,800
Student Loan Marketing Association, 5.28%, 7/12/99* .....................................       15,500,000         15,451,950
                                                                                                                  -----------
Total U.S. Government Agency Obligations (Cost $52,412,124) .............................                          52,295,140
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM AND MEDIUM-TERM NOTES 17.9%
-----------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank, 5.6575%, 4/24/98* ......................................       10,000,000          9,999,488
Bank One, Columbus, N.A., 5.5%, 6/10/98* ................................................       15,000,000         14,997,300
Bank of America Illinois, 6.15%, 5/5/98 .................................................       10,000,000         10,002,800
Bankers Trust Co., Medium Term Note, 5.71%, 4/14/98* ....................................       20,000,000         20,000,000

     The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY MONEY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                 Principal
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Goldman Sachs & Co., Medium Term Note, 5.69%, 3/26/99* ..................................       20,000,000         20,000,000
Huntington National Bank, 5.89%, 9/18/98 ................................................       10,000,000         10,003,285
                                                                                                                  -----------
Total Short-Term and Medium-Term Notes (Cost $85,004,387) ...............................                          85,002,873
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $472,620,777) (a) ......................................          99.3           472,452,434
Other Assets and Liabilities, Net .......................................................           0.7             3,468,644
                                                                                                  -----           -----------
Net Assets ..............................................................................         100.0           475,921,078
                                                                                                  =====           ===========
-----------------------------------------------------------------------------------------------------------------------------

* Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate. These securities are shown at their rate as of March 31, 1998.

(a) At March 31, 1998, the net unrealized depreciation on investments based on cost for federal income tax purposes of $472,620,777 was as follows:

      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost ...........  $   7,079

      Aggregate gross unrealized depreciation for all investments in
      which there is an excess of tax cost over value ..............   (175,422)
                                                                       --------

      Net unrealized depreciation ..................................  $(168,343)
                                                                      =========
--------------------------------------------------------------------------------
      At September 30, 1997, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $132,230, of which $74,841 expires September 30, 2004, and $57,389 expires September 30, 2005. In addition, from November 1, 1996 through September 30, 1997, the Fund incurred approximately $3,906 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1998.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY TAX FREE MONEY FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   MUNICIPAL INVESTMENTS 99.2%
-----------------------------------------------------------------------------------------------------------------------------

ALASKA
Alaska Housing Finance Corp., General Mortgage Revenue,
   Series 1991-A, Weekly Demand Note, 3.7%, 6/1/26* ............................    3,000,000        A1+            3,000,000
ARIZONA
Apache County, AZ, Industrial Development Authority, Tucson Electric
   Power Co., 1983 Series C, Weekly Demand Note, 3.85%, 12/15/18* ..............    1,000,000        A1             1,000,000
Maricopa County AZ, Pollution Control Revenue, Palos Verde Project:
   Series 1985 F, Tax Exempt Commercial Paper, 3.55%, 6/16/98 ..................    1,500,000        A1             1,500,000
   Series 1985 C, Tax Exempt Municipal Paper, 3.6%, 4/8/98 .....................    2,000,000        A1             2,000,000
Pima County, AZ, Industrial Development Authority, Tucson Electric
   Power Co., Series 1982, Weekly Demand Note, 3.85%, 10/1/22* .................    3,900,000        A1+            3,900,000
Pinal County, AZ, Pollution Control Revenue, Magma Copper, Weekly
   Demand Note, 3.65%, 12/1/11* ................................................    1,900,000        A1             1,900,000
Salt River, AZ, Agricultural Improvement & Power District, Tax Exempt
   Commercial Paper, 3.35%, 6/16/98 ............................................    1,000,000        A1+            1,000,000
CALIFORNIA
Los Angeles County, CA, Tax and Revenue Anticipation Notes,
   Series 1997 A, 4.5%, 6/30/98 ................................................    2,000,000        SP1+           2,003,086
COLORADO
Clear Creek County, CO, Colorado County Financing Program,
   Series 1988, Weekly Demand Note, 3.7%, 6/1/98* ..............................       55,000        A1+               55,000
Colorado Health Facilities Authority, Composite Issue for Kaiser
   Permanente, 1995 Series A, Weekly Demand Note, 3.85%, 8/1/15* ...............    3,000,000        A1+            3,000,000
DISTRICT OF COLUMBIA
District of Columbia, Tax and Revenue Anticipation Note, Series C, 5%,
   9/30/98 .....................................................................    1,000,000        SP1+           1,005,545
District of Columbia, Transportation Authority, 4.5%, 9/30/98 ..................    1,500,000        SP1+           1,504,530
FLORIDA
Dade County, FL, Industrial Development Authority Revenue,
   Dolphins Stadium Project:
      Series C, Weekly Demand Note, 3.7%, 1/1/16* ..............................    1,000,000        A1+            1,000,000
      Series D, Weekly Demand Note, 3.7%, 1/1/16* ..............................    1,300,000        A1+            1,300,000
Palm Beach County, FL, Health and Hospital, Tax Exempt Commercial
   Paper, 3.5%, 5/7/98 .........................................................    2,000,000        A1             2,000,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric
   Cooperative Finance Corp., 1984 Series H-1, Weekly Demand Note,
   3.8%, 3/15/14* ..............................................................    4,050,000        A1+            4,050,000
Sarasota County, FL, Public Hospital District, Sarasota Memorial Hospital,
   Series 1985 C, Tax Exempt Commercial Paper, 3.75%, 5/13/98 ..................    2,000,000        A1+            2,000,000
Sunshine State Government Finance Commission, FL, Series 1986,
   Tax Exempt Commercial Paper, 3.6%, 5/8/98 ...................................    1,000,000        MIG1           1,000,000
INDIANA
Jasper County, IN, Pollution Control Revenue, Series 88 C, Tax Exempt
   Commercial Paper, 3.7%, 5/18/98 .............................................    1,000,000        A1+            1,000,000
Sullivan, IN, National Rural Utilities Cooperative Hoosier Energy,
   Series 85 L-4, Tax Exempt Commercial Paper, 3.65%, 7/21/98 ..................    1,790,000        A1+            1,790,000

     The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY TAX FREE MONEY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
IOWA
Iowa Schools Cash Anticipation Program, Series 1997 A, 4.5%, 6/26/98 ...........    1,000,000        SP1+           1,001,588
West Des Moines, IA, Commercial Development Revenue, Greyhound
   Lines, Weekly Demand Note, 3.6%, 12/1/14* ...................................    6,400,000        A1+            6,400,000
KENTUCKY
Kentucky Economic Development Finance Authority, Hospital Facilities
   Revenue, Health Alliance, Series C, Weekly Demand Note,
   3.7%, 1/1/22* ...............................................................    2,000,000        MIG1           2,000,000
MARYLAND
Anne Arundel County, MD, Baltimore Electric & Gas Company, Tax
   Exempt Commercial Paper, 3.6%, 8/13/98 ......................................      800,000        A1               800,000
MASSACHUSETTS
Massachusetts Bay Transportation Authority, Series 1997 B, 4.5%,
   9/4/98 ......................................................................    1,000,000        SP1+           1,002,590
MICHIGAN
Cornell Township, MI, Economic Development Corp., Daily Demand
   Note, 3.7%, 11/1/16* ........................................................    1,500,000        A1+            1,500,000
MINNESOTA
Cottage Grove, MN, Minnesota Mining and Manufacturing, Series 1982,
   Weekly Demand Note, 3.67%, 8/1/12* ..........................................      300,000        A1+              300,000
NEBRASKA
Nebraska Public Power District, Tax Exempt Commercial Paper, 3.5%,
   7/20/98 .....................................................................    1,000,000        P1             1,000,000
NEVADA
Clark County, NV, Airport System, McCarran International Airport,
   Series A, Weekly Demand Note, 3.65%, 7/1/12* (c) ............................    5,100,000        A1+            5,100,000
NEW HAMPSHIRE
New Hampshire Business Finance Authority, Connecticut Light & Power,
   Weekly Demand Note, 3.65%, 12/1/22* .........................................    1,700,000        A1+            1,700,000
NEW MEXICO
Albuquerque, NM, Gross Receipts/Lodgers Tax, Series 1991, Weekly
   Demand Note, 3.7%, 7/1/22* ..................................................    2,000,000        A1+            2,000,000
NEW YORK
New York City, NY, Revenue Anticipation Notes, Series 1997 A, 4.5%,
   6/30/98 .....................................................................    1,000,000        SP1+           1,001,563
NORTH CAROLINA
Raleigh Durham, NC, Airport Authority Special Facilities Revenue,
   American Airlines:
      Series 1995A, Floating Rate, 3.8%, 11/1/05* ..............................    2,000,000        A1+            2,000,000
      Series B, Daily Demand Note, 3.8%, 11/1/05* ..............................    1,000,000        A1+            1,000,000
PENNSYLVANIA
Delaware County, PA, Pollution Control Revenue 1998 B, Philadelphia
   Electric Company, Tax Exempt Commercial Paper, 3.5%, 4/28/98 ................    1,800,000        A1+            1,800,000
Philadelphia, PA, Tax and Revenue Anticipation Note, Series 1997A,
   4.5%, 6/30/98 ...............................................................    2,000,000        MIG1           2,002,370

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA, School District Tax and Revenue Anticipation Notes,
   Series 1993A, 4.5%, 7/1/98 (c) ..............................................    2,000,000        AAA            2,002,904
Temple University of the Commonwealth, PA, Higher Education,
   Series 1997, 4.75%, 5/18/98 (c) .............................................    3,000,000        SP1+           3,003,157
PUERTO RICO
Commonwealth of Puerto Rico, Tax and Revenue Anticipation Notes,
   Series 1997 A, 4.5%, 7/30/98 ................................................    1,000,000        SP1+           1,002,415
SOUTH CAROLINA
South Carolina Public Service Authority, Tax Exempt Commercial Paper,
   3.35%, 6/22/98 ..............................................................    1,000,000        A1             1,000,000
TENNESSEE
Franklin, TN, Industrial Development Revenue, Franklin Oaks
   Apartments, Weekly Demand Note, Series 1985, 3.7%, 12/15/21* ................    5,000,000        MIG1           5,000,000
TEXAS
Austin,TX, Utility System:
   Series A, Tax Exempt Commercial Paper, 3.7%, 5/11/98 ........................    1,000,000        A1+            1,000,000
   Series A, Tax Exempt Commercial Paper, 3.45%, 5/14/98 .......................    1,600,000        A1+            1,600,000
Harris County, TX, Children's Hospital, Series 1996, Weekly Demand
   Note, 4.1%, 8/1/20* .........................................................    1,000,000        A1+            1,000,000
Harris County, TX, Health Facilities Authority, Saint Lukes, Daily Demand
   Note, 3.75%, 2/15/27* .......................................................    2,300,000        A1+            2,300,000
North Central, TX, Health Facilities Development Corp., Presbyterian
   Medical Center, Daily Demand Note, Series C, 3.75%, 12/1/15* ................    1,500,000        MIG1           1,500,000
San Antonio, TX, Texas Electric & Gas City Public Services, Series
   1995 A, Tax Exempt Commercial Paper, 3.45%, 5/12/98 .........................    2,500,000        A1+            2,500,000
State of Texas, General Obligation, Veterans Housing Assistance
   Refunding Bonds, Series 1995, Weekly Demand Note, 3.65%,
   12/1/16* ....................................................................    1,500,000        A1+            1,500,000
State of Texas, Tax and Revenue Anticipation Note, Series 1998A, 4.75%,
   8/31/98 .....................................................................    1,000,000        A1+            1,004,319
VERMONT
Vermont Educational & Health Buildings, Financing Agency Revenue,
   Capital Asset Financing, Series 2005-A, Weekly Demand Note, 3.7%,
   8/1/05* .....................................................................    3,000,000        MIG1           3,000,000
WASHINGTON
Seattle, WA, Municipal Light & Power, Series 1993, Weekly Demand
   Note, 3.65%, 11/1/18* .......................................................    1,900,000        A1+            1,900,000
Washington Health Care Facilities Authority, Fred Hutchinson Cancer
   Research Center, Series-B, Daily Demand Note, 3.8%, 1/1/18* .................    1,300,000        MIG1           1,300,000
WYOMING
Sweetwater County, WY, Pollution Control Revenue Refunding,
   Pacificorp Project, 1990 Series A, Weekly Demand Note, 3.75%,
   7/1/15* .....................................................................    2,000,000        MIG1           2,000,000
                                                                                                                  -----------
Total Municipal Investments (Cost $99,229,067)                                                                     99,229,067
                                                                                                                  -----------

     The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY TAX FREE MONEY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $99,229,067) (a) ..............................                   99.2            99,229,067
Other Assets and Liabilities, Net ..............................................                    0.8               798,068
                                                                                                  -----           -----------
Net Assets .....................................................................                  100.0           100,027,135
                                                                                                  =====           ===========

-----------------------------------------------------------------------------------------------------------------------------

* Floating rate and monthly, weekly, or daily demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

(a) At March 31, 1998, the cost for federal income tax purposes was $99,229,067.

(b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder Kemper have been determined to be of comparable quality to rated eligible securities.

(c) (Unaudited) Bond is insured by one of these companies: AMBAC, FGIC, FSA, BIG, or MBIA.

--------------------------------------------------------------------------------
      At September 30, 1997, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $655,541, of which $19,559 expires September 30, 1999, $323,801 expires September 30, 2000, $401 expires September 30, 2001, $89,046 expires September 30, 2003, $5,140 expires September 30, 2004, and $217,594 expires September 30, 2005. In addition, from November 1, 1996 through September 30, 1997, the Fund incurred approximately $102,679 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1998.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP GNMA AND U.S. TREASURY FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 2.1%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 3/31/98 at 5.85%
   to be repurchased at $44,312,200 on 4/1/98, collateralized by a
   $44,393,000 U.S. Treasury Note, 5.875%, 2/28/99 ......................................       44,305,000         44,305,000
Repurchase Agreement with Salomon Brothers dated 3/31/98 at
   5.85% to be repurchased at $50,008,125 on 4/1/98, collateralized by a
   $37,445,000 U.S. Treasury Bond, 9.25%, 2/15/16 .......................................       50,000,000         50,000,000
                                                                                                                -------------
Total Repurchase Agreements (Cost $94,305,000) ..........................................                          94,305,000
                                                                                                                -------------

-----------------------------------------------------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS 4.0%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 5.5%, 1/31/03 .......................................................       40,000,000         39,743,600
U.S. Treasury Note, 5.5%, 2/28/99 .......................................................       40,000,000         39,981,200
U.S. Treasury Note, 6%, 6/30/99 .........................................................      100,000,000        100,500,000
                                                                                                                -------------
Total U.S. Treasury Obligations (Cost $180,665,625)                                                               180,224,800
                                                                                                                -------------

-----------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 94.5%
-----------------------------------------------------------------------------------------------------------------------------

6.5% with various maturities to 9/15/25 .................................................      361,979,866        359,224,202
7% with various maturities to 3/15/28 ...................................................    1,066,823,176      1,080,171,328
7.125%, 7/15/24 .........................................................................        1,088,675          1,116,230
7.5% with various maturities to 12/15/27 ................................................    1,034,782,241      1,061,172,893
8.% with various maturities to 10/15/27 .................................................      916,199,132        953,553,706
8.5% with various maturities to 9/15/22 .................................................      143,292,651        152,254,762
9% with various maturities to 11/15/25 ..................................................      257,506,322        278,621,360
9.5% with various maturities to 9/15/24 .................................................      193,436,834        209,992,664
10% with various maturities to 3/15/25 ..................................................      131,436,594        145,752,185
10.25%, 12/15/98 ........................................................................           12,783             12,912
10.5% with various maturities to 1/20/21 ................................................       12,530,679         14,003,107
11.5% with various maturities to 2/15/16 ................................................        2,790,395          3,204,269
12% with various maturities to 7/15/15 ..................................................        5,659,794          6,591,050
12.5% with various maturities to 8/15/15 ................................................        4,170,690          4,914,969
13% with various maturities to 8/20/15 ..................................................          733,302            871,772
13.5% with various maturities to 10/15/14 ...............................................          622,314            746,846
14% with various maturities to 12/15/14 .................................................          265,548            316,752
14.5%, 10/15/14 .........................................................................           93,932            113,423
15% with various maturities to 10/15/12 .................................................          187,644            226,675
16%, 2/15/12 ............................................................................          160,037            192,996
                                                                                                                -------------
Total Government National Mortgage Association (Cost $4,189,236,752) ....................                       4,273,054,101
                                                                                                                -------------

     The accompanying notes are an integral part of the financial statements

AARP GNMA AND U.S. TREASURY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $4,464,207,377) (a) ....................................         100.6         4,547,583,901
Other Assets and Liabilities, Net .......................................................           (.6)         (26,624,328)
                                                                                                  -----         -------------
Net Assets ..............................................................................         100.0         4,520,959,573
                                                                                                  =====         =============

-----------------------------------------------------------------------------------------------------------------------------

*     Effective maturities will be shorter due to prepayments.

(a) At March 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $4,464,207,377 was as follows:

      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost ........   $ 83,957,974

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ........      (581,450)
                                                                   ------------

      Net unrealized appreciation ...............................  $ 83,376,524
                                                                   ============
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the six months ended March 31, 1998 aggregated $1,916,577,336 and $1,284,657,747, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $140,181,250 and $893,289,648, respectively.
--------------------------------------------------------------------------------
      At September 30, 1997, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $316,261,626, all of which expires September 30, 2003. In addition, from November 1, 1996 through September 30, 1997, the Fund incurred approximately $6,993,048 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1998.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY SHORT TERM BOND FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENT 0.4%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 3/31/98 at
   5.75% to be repurchased at $1,623,259 on 4/1/98, collateralized by a
   $1,620,000 U.S. Treasury Note, 6.375%, 7/15/99 (Cost $1,623,000) .....................        1,623,000          1,623,000
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS 11.5%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 5.5%, 2/29/00 .......................................................        8,000,000          7,984,960
U.S. Treasury Note, 5.625%, 12/31/99 ....................................................       40,000,000         40,018,800
U.S. Treasury Note, 6.25%, 10/31/01 .....................................................        3,000,000          3,056,250
                                                                                                                  -----------
Total U.S. Treasury Obligations (Cost $51,203,906) ......................................                          51,060,010
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 13.0%
-----------------------------------------------------------------------------------------------------------------------------

7.5% with various maturities to 9/15/27 .................................................       31,595,027         32,394,697
8% with various maturities to 4/15/27 ...................................................       24,381,871         25,244,726
                                                                                                                  -----------
Total Government National Mortgage Association (Cost $56,522,053) .......................                          57,639,423
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT BACKED MORTGAGES* 14.4%
-----------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Bank, 5.53%, 2/3/00 ...................................................       20,000,000         19,928,200
Federal Home Loan Mortgage Corp., 7.74%, 9/1/24 .........................................        8,227,156          8,557,558
Federal Home Loan Mortgage Corp., 8%, 4/1/08 ............................................        7,168,559          7,343,113
Federal National Mortgage Association, 6.5%, 11/1/25 ....................................       10,591,892         10,489,256
Federal National Mortgage Association, 8%, with various maturities to 12/1/09 ...........       10,879,642         11,280,775
Federal National Mortgage Association, 8.5%, 11/1/09 ....................................        6,110,798          6,370,507
                                                                                                                  -----------
Total U.S. Government Backed Mortgages (Cost $63,822,052) ...............................                          63,969,409
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   FOREIGN BONDS -- U.S.$ DENOMINATED 8.3%
-----------------------------------------------------------------------------------------------------------------------------

Abbey National PLC Global, Medium Term Note, 6.69%, 10/17/05 ............................       10,000,000         10,186,500
Amoco Canada Petroleum Co., 7.25%, 12/1/02 ..............................................        6,000,000          6,283,320
Cable & Wireless PLC, 6.375%, 3/6/03 ....................................................       10,000,000         10,005,700
Sony Corp., 6.125%, 3/4/03 ..............................................................       10,500,000         10,475,745
                                                                                                                  -----------
Total Foreign Bonds-- U.S.$ Denominated (Cost $36,823,520) ..............................                          36,951,265
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   ASSET BACKED 19.5%
-----------------------------------------------------------------------------------------------------------------------------

Automobile Receivables 3.0%
Ford Credit Automobile Trust, Series 1996-B A3, 6.1%, 3/15/00 ...........................       13,500,000         13,525,245
                                                                                                                  -----------
Credit Card Receivables 1.2%
Advanta Corp., Series 1997-1 A4, 7.65%, 5/25/27 .........................................        5,000,000          5,145,313
                                                                                                                  -----------
Home Equity Loans 8.1%
Contimortgage Home Equity Loan Trust, Series 1997-3 M1-F, 7.31%, 8/15/28 ................       10,000,000         10,168,750
First Plus, Series 1998-1 A4, 6.2%, 3/10/15 .............................................       10,000,000          9,962,500

     The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY SHORT TERM BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Saxon Asset Securities Trust, Series 1998-A, 7.05%, 12/25/27 ............................       10,696,000         10,648,938
The Money Store Inc., Home Equity, Series 1997-A A6, 7.21%, 10/15/21 ....................        5,000,000          5,112,500
                                                                                                                  -----------
                                                                                                                   35,892,688
                                                                                                                  -----------
Manufactured Housing 7.2%
Associated Manufactured Housing Corp., Series 1997-1 B1, 7.6%, 6/15/28 ..................        3,750,000          3,768,750
Green Tree Financial Corp., Series 1995-10 B1, 7.05%, 2/15/27 ...........................        3,730,000          3,686,580
Green Tree Financial Corp., Series 1995-6 B1, 7.7%, 9/15/26 .............................        4,500,000          4,532,310
Green Tree Financial Corp., Series 1996-10 B2, 7.74%, 11/15/28 ..........................        8,000,000          7,407,440
Green Tree Financial Corp., Series 1997-1 B1, 7.23%, 3/15/28 ............................        4,000,000          3,965,625
Green Tree Financial Corp., Series 1997-1 B2, 7.76%, 3/15/28 ............................        2,600,000          2,434,555
Green Tree Financial Corp., Series 1997-2 B2, 8.05%, 4/15/28 ............................        1,500,000          1,437,246
Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D, 9.85%, 7/15/11 ...............        4,500,000          4,601,250
                                                                                                                  -----------
                                                                                                                   31,833,756
                                                                                                                  -----------
Total Asset Backed (Cost $86,826,953) ...................................................                          86,397,002
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS 32.2%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Staples 2.3%
Bass America Inc., 6.625%, 3/1/03 .......................................................       10,000,000         10,147,500
Financial 22.4%
American Express Co., Senior Note, 6.125%, 11/15/01 .....................................        5,000,000          4,999,650
Associates Corp. of North America, 5.85%, 1/15/01 .......................................        5,000,000          4,975,000
Associates Corp. of North America, 6.625%, 5/15/01 ......................................       15,000,000         15,233,250
Bank One Milwaukee N.A., 6.625%, 4/15/03 ................................................        5,000,000          5,079,200
CIT Group Holdings Inc., 6.375%, 8/1/02 .................................................        5,940,000          5,967,383
Citicorp, 8.03%, 2/15/00 ................................................................       10,000,000         10,369,200
Continental Bank N.A., 7.875%, 2/1/03 ...................................................       12,000,000         12,766,440
EOP Operating L.P., 6.375%, 2/15/03 .....................................................        6,000,000          5,939,880
First USA Bank, 5.85%, 2/22/01 ..........................................................       10,000,000          9,921,900
Norwest Financial Inc., 6.375%, 9/15/02 .................................................       10,000,000         10,056,300
Shurgard Storage Centers, Inc. (REIT), 7.5%, 4/25/04 ....................................        5,500,000          5,657,740
Taubman Realty Group L.P., Medium Term Note, 7%, 10/1/03 ................................        8,250,000          8,350,815
                                                                                                                  -----------
                                                                                                                   99,316,758
                                                                                                                  -----------
Media 1.2%
TCI Communications Inc., 6.375%, 9/15/99 ................................................        5,500,000          5,521,175
                                                                                                                  -----------
Manufacturing 2.0%
Pitney Bowes Credit Corp., 5.65%, 1/15/03 ...............................................        9,000,000          8,850,690
                                                                                                                  -----------
Technology 2.1%
Raytheon Co., 6.45%, 8/15/02 ............................................................        9,000,000          9,075,690
                                                                                                                  -----------
Utilities 2.2%
PacifiCorp, 6.15%, 1/15/08 ..............................................................       10,000,000          9,827,000
                                                                                                                  -----------
Total Corporate Bonds (Cost $142,775,451) ...............................................                         142,738,813
                                                                                                                  -----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                 Number of           Market
                                                                                                 Contracts          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   PURCHASED OPTIONS 0.0%
-----------------------------------------------------------------------------------------------------------------------------

Put on U.S. Treasury Bond Future, strike price 120, expires 5/16/98
   (Cost $56,384) .......................................................................               64             86,000
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $439,653,319) (a) ......................................          99.3           440,464,922
Other Assets and Liabilities, Net .......................................................           0.7             3,194,120
                                                                                                  -----           -----------
Net Assets ..............................................................................         100.0           443,659,042
                                                                                                  =====           ===========

-----------------------------------------------------------------------------------------------------------------------------

*     Effective maturities will be shorter due to prepayments.

(a) At March 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $439,653,319 was as follows:

      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost ........   $ 3,187,229

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ........    (2,375,626)
                                                                   ------------

      Net unrealized appreciation ...............................   $   811,603
                                                                    ===========
--------------------------------------------------------------------------------
      The aggregate face value of futures contracts opened and closed during the six months ended March 31, 1998 was $1,099,680,000.
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the six months ended March 31, 1998 aggregated $200,901,927 and $142,312,897, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $166,012,970 and $209,253,809, respectively.
--------------------------------------------------------------------------------
      At September 30, 1997, and to the extent provided in regulations, the Fund had a capital loss carryforward of approximately $8,993,357, of which $7,756,158 expires September 30, 2003, and $1,237,199 expires September 30, 2005. In addition, from November 1, 1996 through September 30, 1997, the Fund incurred approximately $1,252,429 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1998.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.
--------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM MUNICIPAL INVESTMENTS 1.2%
-----------------------------------------------------------------------------------------------------------------------------

ARIZONA
Arizona Educational Loan Marketing Corp., Educational Loan Revenue,
   35 Day Auction, Series 1997A, 3.7%, 12/1/02 (e) .............................    3,000,000        AA             3,000,000
CALIFORNIA
Los Angeles, CA, Regional Airport Improvement Lease, Series 1985,
   Variable Demand Note, 3.75%, 12/1/25* .......................................      200,000        A1+              200,000
State of California, Revenue Anticipation Note, 4.5%, 6/30/98 ..................    5,000,000        MIG1           5,008,600
KANSAS
Burlington, KS, Environmental Improvement Revenue, Kansas City
   Power & Light, Periodic Auction Reset, 3.7%, 12/1/23 (e) ....................    2,250,000        A              2,250,000
NEW YORK
New York City, NY, Revenue Anticipation Notes, Series 1997 A, 4.5%,
   6/30/98 .....................................................................    3,000,000        SP1+           3,004,860
SOUTH CAROLINA
South Carolina Jobs - Economic Development Authority, Franciscan
   Sisters of the Poor, St. Francis Hospital, Variable Rate Daily Demand
   Note, 3.75%, 7/1/22* ........................................................      200,000        MIG1             200,000
TEXAS
Harris County, TX, Health Facilities Authority, Saint Lukes, Daily
   Demand Note, 3.75%, 2/15/27* ................................................    2,500,000        A1+            2,500,000
North Central, TX, Health Facilities Development Corp., Presbyterian
   Medical Center, Daily Demand Note, Series C, 3.75%, 12/1/15* (c) ............      400,000        MIG1             400,000
State of Texas, Tax and Revenue Anticipation Note, Series 1998A, 4.75%,
   8/31/98 .....................................................................    4,000,000        MIG1           4,017,040
                                                                                                                -------------
Total Short-Term Municipal Investments (Cost $20,583,618)                                                          20,580,500
                                                                                                                -------------

-----------------------------------------------------------------------------------------------------------------------------
   LONG-TERM MUNICIPAL INVESTMENTS 97.9%
-----------------------------------------------------------------------------------------------------------------------------

ALASKA
Alaska Housing Finance Corp., Veterans Mortgage Project, 8.1%, 9/1/20 ..........    2,775,000        AAA            2,825,228
Anchorage, AK, Electric Utility Revenue, 6.5%, 12/1/07 .........................    2,620,000        AAA            3,020,231
North Slope Borough, AK, General Obligation, Capital Appreciation:
   Series 1997A, Zero Coupon, 6/30/08 (c) ......................................    7,000,000        AAA            4,317,740
   Series A, Zero Coupon, 6/30/06 (c) ..........................................    4,000,000        AAA            2,735,320
   Series B, Zero Coupon, 1/1/03 (c) ...........................................   16,000,000        AAA           12,975,520
   Series B, Zero Coupon, 6/30/04 (c) ..........................................   15,500,000        AAA           11,729,315
   Series B, Zero Coupon, 6/30/05 (c) ..........................................   25,600,000        AAA           18,396,416
ARIZONA
Arizona Municipal Finance Program, Certificate of Participation,
   Series 25, 7.875%, 8/1/14 (c) ...............................................    3,500,000        AAA            4,656,120
Maricopa County, AZ, School District #6, Washington Elementary,
   Series B, 4.1%, 7/1/13 (c) ..................................................    2,950,000        AAA            2,658,334
Maricopa County, AZ, School District #28, Kyrene Elementary, Series B,
   Zero Coupon, 1/1/04 (c) .....................................................    4,000,000        AAA            3,103,920

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Maricopa County, AZ, Unified School District #41, Gilbert School, Zero
   Coupon, 1/1/05 (c) ..........................................................    5,280,000        AAA            3,894,581
CALIFORNIA
Alameda County, CA, Certificate of Participation, Santa Rita Jail Project,
   5.375%, 6/1/09 (c) ..........................................................    8,995,000        AAA            9,614,126
Banning, CA, Wastewater, Certificate of Participation:
   8%, 1/1/19 (c) ..............................................................      960,000        AAA            1,294,742
   8%, 1/1/19 (c) ..............................................................    1,080,000        AAA            1,456,585
Big Bear Lake, CA, Series 1996, 6%, 4/1/11 (c) .................................    3,800,000        AAA            4,288,376
California Housing Finance Agency:
   5.3%, 8/1/14 (c) ............................................................    3,100,000        AAA            3,166,340
   5.7%, 8/1/16 (c) ............................................................    4,775,000        AAA            4,979,131
California State Public Works Board, Lease Revenue, Series A, 6.3%,
   12/1/06 (c) (d) .............................................................    8,095,000        AAA            9,241,657
Los Angeles County, CA, Public Works Authority:
   Series 1996A, 6%, 9/1/04 (c) ................................................    2,920,000        AAA            3,218,015
   Series 1996B, 5.25%, 9/1/11 (c) .............................................    3,000,000        AAA            3,119,520
Los Angeles County, CA, Capital Asset Leasing, 6%, 12/1/06 (c) .................    9,000,000        AAA           10,034,550
Los Angeles County, CA, Public Works Finance Authority, Lease
   Revenue, Multiple Projects IV, 4.75%, 12/1/10 (c) ...........................   11,140,000        AAA           11,174,868
Madera County, CA, Certificates of Participation, Valley Childrens
   Hospital, 6.5%, 3/15/10 (c) .................................................    2,840,000        AAA            3,329,048
Oakland, CA, Redevelopment Agency, Tax Allocation, 6%, 2/1/07 (c) ..............    2,000,000        AAA            2,239,760
Riverside, CA, Transportation Commission, Sales Tax Revenue, Series A,
   5.7%, 6/1/06 (c) ............................................................    5,400,000        AAA            5,915,646
San Diego Water Authority, CA, Certificate of Participation:
   5.632%, 4/25/07 (c) .........................................................    6,300,000        AAA            6,868,827
   5.681%, 4/22/09 (c) .........................................................    4,500,000        AAA            4,925,835
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue
   Refunding, 6.75%, 7/1/10 (c) ................................................    2,000,000        AAA            2,394,920
San Joaquin, CA, Certificate of Participation, County Public Facilities
   Project, 5.5%, 11/15/13 (c) .................................................    2,000,000        AAA            2,143,400
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
   Revenue, Capital Appreciation, Refunding, Series 1997A, Zero
   Coupon, 1/15/12 (c) .........................................................    3,000,000        AAA            1,514,310
Sweetwater Authority, CA, Water Revenue, 5.25%, 4/1/10 (c) .....................   10,000,000        AAA           10,584,800
Three Valleys, CA, Municipal Water District, Certificates of Participation,
   5%, 11/1/14 (c) .............................................................    3,000,000        AAA            2,989,830
Whittier, CA, Presbyterian Intercommunity Hospital, Health Facilities
   Revenue, 6.25%, 6/1/08 (c) ..................................................    1,780,000        AAA            2,028,648
COLORADO
Castle Rock Ranch, CO, Public Facilities Revenue:
   6.3%, 12/1/07 ...............................................................    3,115,000        AA             3,500,450
   6.4%, 12/1/08 ...............................................................    3,310,000        AA             3,756,718
   6.375%, 12/1/11 .............................................................    2,000,000        AA             2,278,320
Mesa County, CO, Residual Revenue, Single Family Housing, ETM,
   Series 1992, Zero Coupon, 12/1/11 (c) .......................................    6,435,000        AAA            3,285,389
CONNECTICUT
Connecticut Resource Recovery Authority:

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
   Series 1996, 6.25%, 11/15/05 (c) ............................................    2,000,000        AAA            2,238,660
   Series 1996A, 6.25%, 11/15/06 (c) ...........................................    4,525,000        AAA            5,095,784
Connecticut State Health Facility Authority, Series 1992B, 6.15%,
   11/15/04 ....................................................................    5,000,000        AA             5,282,100
DISTRICT OF COLUMBIA
District of Columbia, General Obligation:
   6.5%, 6/1/10 (c) ............................................................    2,270,000        AAA            2,624,597
   Refunding, 1993 Series A, 5.875%, 6/1/05 (c) ................................    4,750,000        AAA            5,146,008
   Series A, Prerefunded 6/1/99 at 102, 7.5%, 6/1/09*** (c) ....................    5,000,000        AAA            5,307,450
   Series B, 6.125%, 6/1/03 (c) ................................................    4,000,000        AAA            4,327,000
   Series B, 5.4%, 6/1/06 (c) (d) ..............................................   18,905,000        AAA           19,989,580
   Series B, 5.5%, 6/1/07 (c) (d) ..............................................   25,000,000        AAA           26,665,750
   Series B, 5.5%, 6/1/08 (c) (d) ..............................................   21,300,000        AAA           22,698,771
   Series B, 5.5%, 6/1/09 (c) (d) ..............................................   16,150,000        AAA           17,218,000
   Series B, 5.5%, 6/1/09 (c) ..................................................    2,840,000        AAA            3,027,809
   Series B, 5.5%, 6/1/10 (c) (d) ..............................................   15,590,000        AAA           16,600,544
   Series B, 5.5%, 6/1/12 (c) ..................................................    1,050,000        AAA            1,115,951
   Series B, Zero Coupon, 6/1/00 (c) ...........................................    3,500,000        AAA            3,204,005
   Series B3, 5.4%, 6/1/06 (c) .................................................   10,000,000        AAA           10,573,700
FLORIDA
Florida Department of Environmental Preservation, Series A, 4.75%,
   7/1/12 (c) ..................................................................   10,000,000        AAA            9,796,500
Florida Municipal Power Agency, Stanton II Project, 4.5%, 10/1/16 (c) ..........    4,400,000        AAA            4,061,420
GEORGIA
Cobb County, GA, Kennestone Hospital Authority, Series A, 5.625%,
   4/1/11 (c) ..................................................................    2,305,000        AAA            2,503,622
Macon-Bibb County, GA, Hospital Authority, Medical Center of Central
   Georgia, Series C, 5.25%, 8/1/11 (c) ........................................    6,975,000        AAA            7,344,326
Municipal Electrical Authority Power Revenue, Series Y, 6.4%, 1/1/13 ...........    3,500,000        AAA            4,046,455
HAWAII
State of Hawaii, General Obligation, Series 1992 BZ, 6%, 10/1/09 (c) ...........    2,000,000        AAA            2,247,900
ILLINOIS
Central Lake County, IL, Joint Action Water Agency, Refunding Revenue,
   Zero Coupon, 5/1/02 (c) .....................................................    2,245,000        AAA            1,884,722
Chicago, IL, Board of Education, 6.125%, 1/1/06 (c) ............................    4,000,000        AAA            4,429,280
Chicago, IL, Wastewater Transmission Revenue:
   5.5%, 1/1/09 (c) (d) ........................................................   11,990,000        AAA           12,864,671
   5.5%, 1/1/10 (c) ............................................................    7,220,000        AAA            7,749,876
Chicago, IL, General Obligation:
   6.25%, 1/1/11 (c) ...........................................................    3,000,000        AAA            3,426,420
   Emergency Telephone System, 5.55%, 1/1/08 (c) (d) ...........................    5,820,000        AAA            6,259,526
   Series A, 5.375%, 1/1/13 (c) (d) ............................................   15,410,000        AAA           16,220,874
   Series B, 5%, 1/1/10 (c) ....................................................    5,200,000        AAA            5,334,524
   Series B, 5%, 1/1/11 (c) ....................................................    1,620,000        AAA            1,658,281
   Series B, 5.125%, 1/1/15 (c) ................................................    9,550,000        AAA            9,738,040
Chicago, IL, General Obligation Lease, Board of Education:
   Series 1996, 6.25%, 12/1/11 (c) .............................................    1,600,000        AAA            1,833,904
   Series A, 6.25%, 1/1/10 (c) .................................................   11,550,000        AAA           13,095,275
   Series A, 6.25%, 1/1/15 (c) (d) .............................................   26,000,000        AAA           29,719,300

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
   Series A, 6%, 1/1/16 (c) ....................................................   11,025,000        AAA           12,297,395
   Series A, 6%, 1/1/20 (c) ....................................................   36,625,000        AAA           41,130,593
Chicago, IL, Public Building Commission, Building Revenue:
   Series A, 5.25%, 12/1/07 (c) ................................................    3,500,000        AAA            3,698,100
   Series A, 5.25%, 12/1/09 (c) (d) ............................................   10,420,000        AAA           10,996,643
   Series A, 5.25%, 12/1/11 (c) ................................................    9,705,000        AAA           10,188,115
Chicago, IL, Public Building Commission, Board of Education, Series A,
   Zero Coupon, 1/1/06 (c) .....................................................    2,430,000        AAA            1,710,769
Chicago, IL, O'Hare International Airport, Refunding Revenue:
   Series 1996A, 6%, 1/1/06 (c) ................................................    2,000,000        AAA            2,194,300
   Series C, 5%, 1/1/11 (c) ....................................................    6,500,000        AAA            6,634,875
Cook & Dupage Counties, IL, Housing Development Authority:
   Zero Coupon, 12/1/07 (c) ....................................................    2,550,000        AAA            1,632,077
   Zero Coupon, 12/1/08 (c) ....................................................    2,625,000        AAA            1,594,268
   Zero Coupon, 12/1/09 (c) ....................................................    2,860,000        AAA            1,644,500
Cook County, IL, General Obligation:
   Series C, 6%, 11/15/07 (c) ..................................................    5,000,000        AAA            5,584,350
   Zero Coupon, ETM, 11/1/04** (c) .............................................    3,205,000        AAA            2,398,782
Cook County, IL, Community High School District #233, Capital
   Appreciation:
      Series 1993 B, Zero Coupon, 12/1/08 (c) ..................................    1,700,000        AAA            1,032,478
      Series 1993 B, Zero Coupon, 12/1/09 (c) ..................................    1,700,000        AAA              977,500
      Series 1993 B, Zero Coupon, 12/1/10 (c) ..................................    1,665,000        AAA              901,797
Decatur, IL, General Obligation:
   Public Building Commission, Certificate of Participation:
      6.5%, 1/1/03 (c) .........................................................    1,725,000        AAA            1,889,444
      6.5%, 1/1/06 (c) .........................................................    1,500,000        AAA            1,696,425
   Series 1991, Zero Coupon, 10/1/03 (c) .......................................    1,455,000        AAA            1,144,023
   Series 1991, Zero Coupon, 10/1/04 (c) .......................................    1,415,000        AAA            1,061,604
Hoffman Estates, IL, Tax Increment Revenue, Capital Appreciation,
   Junior Lien, Series 1991, Zero Coupon, 5/15/07 ..............................   17,460,000        A             11,307,096
Illinois Dedicated Tax Revenue, Civic Center Project:
   6.25%, 12/15/11 (c) .........................................................    3,000,000        AAA            3,455,820
   6.25%, 12/15/20 (c) .........................................................    6,975,000        AAA            7,991,467
   Series A, 6.5%, 12/15/07 (c) ................................................    4,765,000        AAA            5,519,538
   Series A, 6.5%, 12/15/08 (c) ................................................    5,255,000        AAA            6,120,236
Illinois Educational Facilities Authority, Loyola University:
   1991 Series A, Zero Coupon, 7/1/04 (c) ......................................    2,860,000        AAA            2,169,567
   Zero Coupon, 7/1/05 (c) .....................................................    4,000,000        AAA            2,882,600
Illinois Health Facilities Authority:
   Brokaw-Mennonite Healthcare:
      6%, 8/15/06 (c) ..........................................................    1,380,000        AAA            1,518,952
      6%, 8/15/07 (c) ..........................................................    1,460,000        AAA            1,615,286
      6%, 8/15/08 (c) ..........................................................    1,550,000        AAA            1,716,517
      6%, 8/15/09 (c) ..........................................................    1,640,000        AAA            1,815,382
   Children's Memorial Hospital, 6.25%, 8/15/13 (c) ............................    3,400,000        AAA            3,875,558
   Felician Healthcare Inc., Series A, 6.25%, 12/1/15 (c) (d) ..................   17,000,000        AAA           19,369,120
   Memorial Medical Center, 6.75%, 10/1/11 (c) .................................    2,135,000        AAA            2,313,913
   Methodist Health Service, Series 1985 G, 8%, 8/1/15 (c) .....................    9,880,000        AAA           10,477,444

     The accompanying notes are an integral part of the financial statements

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
   Sherman Hospital, 6.75%, 8/1/11 (c) .........................................    2,700,000        AAA            2,966,004
   SSM Healthcare System, 6.4%, 6/1/08 (c) .....................................    1,350,000        AAA            1,536,044
Joliet, IL, Junior College Assistance Corp., Lease Revenue, North Campus
   Extension Center, 6.7%, 9/1/12 (c) ..........................................    2,500,000        AAA            2,990,600
Kane County, IL, Series 1996A, 6.5%, 2/1/10 (c) ................................    1,775,000        AAA            2,060,580
Kane, Cook and Dupage Counties, IL, School District #46 Elgin:
   Series 1996B, Zero Coupon, 1/1/11 (c) .......................................    1,040,000        AAA              554,081
   Series 1996B, Zero Coupon, 1/1/12 (c) .......................................    1,300,000        AAA              650,442
   Series 1996B, Zero Coupon, 1/1/13 (c) .......................................    2,095,000        AAA              989,594
Kendall, Kane and Will Counties, IL, Community Unit School District Number 308,
   Oswego:
      Zero Coupon, 3/1/02 (c) ..................................................    1,055,000        AAA              892,045
      Zero Coupon, 3/1/05 (c) ..................................................    1,540,000        AAA            1,126,649
      Zero Coupon, 3/1/06 (c) ..................................................    1,595,000        AAA            1,111,029
Metropolitan Pier & Exposition Authority, IL, McCormick Place
   Expansion Project:
      Series 1994, Zero Coupon, 6/15/13 (c) ....................................    5,625,000        AAA            2,596,219
      Zero Coupon, 12/15/03 (c) ................................................    3,200,000        AAA            2,493,568
      Zero Coupon, 6/15/04 (c) .................................................   10,300,000        AAA            7,828,824
Northwest Suburban Municipal Joint Action Water Agency, IL, Supply
   System Revenue, 6.45%, 5/1/07 (c) ...........................................    2,575,000        AAA            2,940,109
Rosemont, IL, Tax Increment:
   Series C, Zero Coupon, 12/1/05 (c) ..........................................    4,455,000        AAA            3,150,621
   Series C, Zero Coupon, 12/1/07 (c) ..........................................    2,655,000        AAA            1,699,280
Skokie, IL, Park District, Series 1994B, Zero Coupon, 12/1/11 (c) ..............    3,000,000        AAA            1,527,570
State University Retirement System, IL, Special Revenue, Zero Coupon,
   10/1/03 (c) .................................................................    2,750,000        AAA            2,162,243
University of Illinois, Board of Trustees:
   Series 1991, Zero Coupon, 4/1/03 (c) ........................................    3,890,000        AAA            3,126,199
   Series 1991, Zero Coupon, 4/1/05 (c) ........................................    3,830,000        AAA            2,791,457
Will County, IL, Community Unit School District #201-U, Crete-Monee,
   Capital Appreciation:
      Zero Coupon, 12/15/00 (c) ................................................    1,325,000        AAA            1,187,836
      Zero Coupon, 12/15/01 (c) ................................................    1,730,000        AAA            1,481,434
INDIANA
Fort Wayne, IN, Parkview Memorial Hospital, Series A, 6.5%,
   11/15/12 (c) ................................................................    1,400,000        AAA            1,474,102
Indiana Health Facilities Finance Authority:
   Series 1990A, 6%, 7/1/03 (c) ................................................    1,570,000        AAA            1,692,586
   Series 1990A, 6%, 7/1/04 (c) ................................................    1,665,000        AAA            1,810,005
   Series 1990A, 6%, 7/1/05 (c) ................................................    1,765,000        AAA            1,928,227
   Series 1990A, 6%, 7/1/06 (c) ................................................    1,875,000        AAA            2,061,469
   Series 1990A, 6%, 7/1/07 (c) ................................................    1,985,000        AAA            2,193,862
   Series 1990A, 6%, 7/1/09 (c) ................................................    1,125,000        AAA            1,248,446
   Series 1990A, 6%, 7/1/10 (c) ................................................    1,185,000        AAA            1,316,618
   Series 1990A, 6%, 7/1/11 (c) ................................................    1,260,000        AAA            1,402,934
   Series 1990A, 6%, 7/1/12 (c) ................................................    1,345,000        AAA            1,498,276
   Series 1990A, 6%, 7/1/13 (c) ................................................    1,420,000        AAA            1,581,426
   Series 1990A, 6%, 7/1/14 (c) ................................................    1,505,000        AAA            1,674,508

     The accompanying notes are an integral part of the financial statements

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--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
   Series 1990A, 6%, 7/1/15 (c) ................................................    1,600,000        AAA            1,781,360
   Series 1990A, 6%, 7/1/16 (c) ................................................    1,700,000        AAA            1,893,103
   Series 1990A, 6%, 7/1/17 (c) ................................................    1,800,000        AAA            2,004,066
   Series 1990A, 6%, 7/1/18 (c) ................................................    1,910,000        AAA            2,133,069
   Series 1997A, 6%, 7/1/08 (c) ................................................    1,085,000        AAA            1,200,466
Indiana Health Facilities Finance Authority, Hospital Revenue:
   Community Hospitals Project, 6%, 7/1/01 (c) .................................    1,395,000        AAA            1,472,171
   Community Hospitals Project, 6.4%, 5/1/12 (c) ...............................    5,000,000        AAA            5,399,400
   Tax Exempt Custodian Receipts Refund, Series 1997A, 6%, 7/1/02 (c) ..........    1,480,000        AAA            1,580,226
Indiana University, Revenue Refunding:
   Series H, Zero Coupon, 8/1/06 (c) ...........................................    8,500,000        AAA            5,790,285
   Student Fee Revenue, Series H, Zero Coupon, 8/1/08 (c) ......................   10,000,000        AAA            6,144,000
Merrillville, IN, Multiple School Building Corp., First Mortgage, Zero
   Coupon, 1/15/11 (c) .........................................................    4,000,000        AAA            2,116,400
IOWA
Polk County, IA, Mercy Hospital, 6.75%, 11/1/05 (c) ............................    5,000,000        AAA            5,482,150
KANSAS
Kansas City, KS, Utility System Revenue:
   Capital Appreciation, Prerefunded, Zero Coupon, 3/1/01*** (c) ...............    4,095,000        AAA            3,629,562
   ETM, Zero Coupon, 9/1/04** (c) ..............................................    3,575,000        AAA            2,700,484
   ETM, Zero Coupon, 9/1/05** (c) ..............................................    5,300,000        AAA            3,810,117
   ETM, Zero Coupon, 9/1/06** (c) ..............................................    1,875,000        AAA            1,283,944
   Zero Coupon, 9/1/04 (c) .....................................................    2,640,000        AAA            2,001,754
   Zero Coupon, 9/1/05 (c) .....................................................    3,950,000        AAA            2,847,871
   Zero Coupon, 9/1/06 (c) .....................................................    1,375,000        AAA              944,666
Wamego, KS, Pollution Control Revenue, 3.57%, 4/15/32 (c) ......................    1,950,000        AAA            1,950,000
LOUISIANA
Louisiana Public Facilities Authority, Prerefunded 2/15/08 at 100, 4.75%,
   5/1/16*** ...................................................................    5,765,000        AAA            5,906,300
New Orleans, LA, General Obligation:
   Zero Coupon, 7/15/06 (c) ....................................................    4,850,000        AAA            3,068,498
   Zero Coupon, 9/1/07 (c) .....................................................   10,000,000        AAA            6,540,500
New Orleans, LA, Levee District, Levee Improvement Bonds, Series 1986,
   5.95%, 11/1/14 (c) ..........................................................    1,890,000        AAA            2,054,506
MARYLAND
Baltimore, MD, Revenue Exchanged, Auto Parking Revenue, Series
   1996A, 5.9%, 7/1/12 (c) .....................................................    3,100,000        AAA            3,455,570
MASSACHUSETTS
Commonwealth of Massachusetts, General Obligation, Series D, 7%,
   10/1/03 (c) .................................................................    7,000,000        AAA            7,465,500
MICHIGAN
Detroit, MI, General Obligation, Distributable State Aid Refunding, 5.25%,
   5/1/08 (c) ..................................................................    1,500,000        AAA            1,585,335
Kalamazoo, MI, Hospital Finance Authority, Hospital Revenue, Borgess
   Medical Center, Series A, 6%, 7/1/09 (c) ....................................    8,250,000        AAA            8,479,185
Michigan Hospital Finance Authority, Sisters of Mercy Healthcorp
   Obligated Group, Series P, 5.25%, 8/15/08 (c) ...............................    8,655,000        AAA            9,129,034

     The accompanying notes are an integral part of the financial statements

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
MINNESOTA
Northern Minnesota Municipal Power Agency, Series 1989A, 7.25%,
   1/1/16 ......................................................................    7,500,000        A              7,818,150
MISSOURI
Missouri Health & Educational Facilities Authority, SSM Healthcare:
   1992 Series AA, 6.35%, 6/1/08 (c) ...........................................    8,125,000        AAA            9,318,481
   1992 Series AA, 6.4%, 6/1/09 (c) ............................................    8,640,000        AAA            9,969,264
NEVADA
Clark County, NV, School District:
   General Obligation, Series B, Zero Coupon, 3/1/05 (c) .......................    8,070,000        AAA            5,907,966
   Series 1991B, Zero Coupon, 3/1/09 (c) .......................................    4,350,000        AAA            2,594,601
NEW JERSEY
New Jersey Highway Authority, ETM, 6.5%, 1/1/11** ..............................    4,596,000        AAA            5,169,213
New Jersey Housing and Finance Agency, Home Mortgage Purchase
   Revenue, Zero Coupon, 10/1/16 (c) ...........................................    3,980,000        AAA              632,462
New Jersey Turnpike Authority:
   6.5%, 1/1/09 (c) ............................................................    5,000,000        AAA            5,770,600
   Series 1991A, 6.3%, 1/1/01 (c) ..............................................    1,250,000        AAA            1,322,000
NEW YORK
New York City, NY, General Obligation:
   5.9%, 2/1/05 (c) ............................................................    5,500,000        AAA            5,965,080
   Prerefunded, D, 1998, 6%, 8/1/08*** (c) .....................................      215,000        AAA              221,429
   Prerefunded 1997, D, 6%, 8/1/06*** (c) ......................................       55,000        AAA               56,586
   Series 1991 A, 3%, 8/15/02 (c) ..............................................    9,000,000        AAA            8,582,850
   Series A, 8%, 11/1/01 (c) ...................................................      740,000        AAA              789,876
   Series C, 6.4%, 8/1/04 (c) ..................................................      225,000        AAA              245,860
   Series C, 6.4%, 8/1/05 (c) ..................................................      195,000        AAA              212,191
   Series C, Prerefunded 8/1/02 at 101.50, 6.4%, 8/1/05*** (c) .................   10,235,000        AAA           11,289,000
   Series D, 8%, 8/1/05 (c) ....................................................        5,000        AAA                5,143
   Series E, ETM, 7%, 12/1/07** (c) ............................................    1,385,000        AAA            1,413,212
   Unrefunded Bal, D, 1998, 6%, 8/1/08 (c) .....................................      155,000        AAA              159,390
   Unrefunded Bal-1997, D, 6%, 8/1/06 (c) ......................................       85,000        AAA               87,318
   Series C, Prerefunded 8/1/02 at 101.50, 6.4%, 8/1/04*** (c) .................      275,000        AAA              303,320
New York State Dormitory Authority:
   College and University Pooled Capital Program, 7.8%, 12/1/05 (c) ............    8,840,000        AAA            9,207,479
   State University of New York, 6%, 7/1/09 (c) ................................    2,000,000        AAA            2,238,000
New York State Dormitory Authority Revenue, City University:
   Series C, 7.5%, 7/1/10 (c) ..................................................    5,750,000        AAA            7,217,515
   Series D, 7%, 7/1/09 (c) ....................................................    4,000,000        AAA            4,804,120
New York State Energy Research and Development Authority, Pollution
   Control Revenue, Electric and Gas, 5.9%, 12/1/06 (c) ........................    5,300,000        AAA            5,851,306
New York State, Urban Development Authority, Correctional Facilities,
   6.5%, 1/1/11 (c) ............................................................    4,500,000        AAA            5,246,280
Suffolk County, NY, Industrial Development Agency, Southwest Sewer
   System, 6%, 2/1/07 (c) ......................................................    8,000,000        AAA            8,853,840
NORTH CAROLINA
North Carolina Eastern Municipal Power Agency:
   5.5%, 1/1/07 (c) ............................................................    2,000,000        AAA            2,138,720

     The accompanying notes are an integral part of the financial statements

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--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
   Power System Revenue, Series B, 6%, 1/1/18 (c) ..............................    8,775,000        AAA            9,796,761
North Carolina Municipal Power Agency, Number One, Catawba Electric
   Power Revenue:
      5.25%, 1/1/08 (c) ........................................................    2,500,000        AAA            2,634,375
      6%, 1/1/11 (c) ...........................................................    8,235,000        AAA            9,227,070
      Series 1992, 7.25%, 1/1/07 (c) ...........................................    5,000,000        AAA            5,959,050
      Series 1997, 6%, 1/1/08 (c) ..............................................    2,585,000        AAA            2,875,166
NORTH DAKOTA
Bismarck, ND, Hospital Revenue, St. Alexius Medical Center, Series 1991,
   Zero Coupon, 5/1/02 (c) .....................................................    2,850,000        AAA            2,388,015
OHIO
Cleveland, OH, Water Works Revenue, Series 1993G,
   5.5%, 1/1/13 (c) (d) ........................................................   10,000,000        AAA           10,689,300
Hamilton County, OH, Electric System Mortgage Revenue, Series B,
   Prerefunded 10/15/98 at 102, 8%, 10/15/22*** (c) ............................    3,720,000        AAA            3,879,662
Ohio Air Quality Development Authority, Ohio Power Company,
   Series B, 7.4%, 8/1/09 (c) ..................................................    5,000,000        AAA            5,311,250
OKLAHOMA
Tulsa, OK, Industrial Development Authority, Hospital Revenue,
   St. John's Medical Center:
      Zero Coupon, 12/1/02 (c) .................................................    3,930,000        AAA            3,234,115
      Zero Coupon, 12/1/04 (c) .................................................    5,430,000        AAA            4,073,043
      Zero Coupon, 12/1/06 (c) .................................................    6,430,000        AAA            4,368,606
PENNSYLVANIA
Pennsylvania Industrial Development Authority, Economic Development
   Revenue:
      5.8%, 1/1/08 (c) .........................................................    4,250,000        AAA            4,625,828
      5.8%, 7/1/08 (c) .........................................................    4,875,000        AAA            5,323,451
Philadelphia, PA, Water & Wastewater Refunding Revenue:
   5.5%, 6/15/07 (c) ...........................................................    5,000,000        AAA            5,345,850
   5.625%, 6/15/09 (c) .........................................................   20,000,000        AAA           21,686,600
   5.625%, 6/15/09 (c) .........................................................   10,855,000        AAA           11,770,402
Westmoreland County, PA, Industrial Development Revenue,
   Westmoreland Health System, 5.375%, 7/1/11 (c) ..............................    7,300,000        AAA            7,766,470
PUERTO RICO
Commonwealth of Puerto Rico, Highway & Transportation Authority
   Revenue, 5.5%, 7/1/09 (c) ...................................................   10,940,000        AAA           11,836,314
RHODE ISLAND
Rhode Island Clean Water Protection Agency, Pollution Control Revenue,
   Revolving Fund, Series A, 5.4%, 10/1/15 (c) .................................    2,000,000        AAA            2,092,580
Rhode Island Convention Center Authority, Refunding Revenue:
   Series 1993 B, 5%, 5/15/10 (c) ..............................................    5,000,000        AAA            5,137,150
   Series 1993 B, 5.25%, 5/15/15 (c) (d) .......................................   22,000,000        AAA           22,703,340
Rhode Island Depositors Economic Protection Corp., Special Obligation:
   Series B, 5.8%, 8/1/10 (c) ..................................................    6,200,000        AAA            6,893,904
   Series B, 5.8%, 8/1/11 (c) ..................................................    4,525,000        AAA            5,023,157
   Series B, 5.8%, 8/1/12 (c) ..................................................    2,500,000        AAA            2,764,975
   Series B, 5.8%, 8/1/13 (c) ..................................................    7,340,000        AAA            8,112,829

     The accompanying notes are an integral part of the financial statements

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA
Piedmont Municipal Power Agency, SC, Electric Revenue:
   5.5%, 1/1/12 (c) ............................................................    2,810,000        AAA            3,006,110
   Series 1991 A, 6.5%, 1/1/16 (c) .............................................    2,570,000        AAA            3,033,268
   Series 1991 A, ETM, 6.5%, 1/1/16** (c) ......................................      430,000        AAA              509,774
   Series 1993, 5.5%, 1/1/08 (c) ...............................................    1,075,000        AAA            1,155,496
   Series 1993, ETM, 5.5%, 1/1/12** (c) ........................................    2,190,000        AAA            2,354,272
   Series 1993, ETM, 5.5%, 1/1/08** (c) ........................................      840,000        AAA              907,712
TENNESSEE
Knox County, TN, Health & Educational Hospital Facilities Board, Fort
   Sanders Alliance:
      5.75%, 1/1/11 (c) ........................................................   15,405,000        AAA           16,833,506
      5.75%, 1/1/12 (c) ........................................................   17,880,000        AAA           19,498,498
      6.25%, 1/1/13 (c) ........................................................    4,000,000        AAA            4,566,560
Knox County, TN, Health, Education and Housing Facilities Board:
   5.75%, 1/1/14 (c) ...........................................................    2,000,000        AAA            2,187,220
   Fort Sanders Alliance, 7.25%, 1/1/09 (c) ....................................    3,750,000        AAA            4,545,863
TEXAS
Austin, TX, Utility Systems Revenue Refunding, Series A, Zero Coupon,
   11/15/08 (c) ................................................................    3,460,000        AAA            2,101,431
Austin, TX, Combined Utility System Revenue, Zero Coupon,
   11/15/09 (c) ................................................................    5,020,000        AAA            2,886,048
Bexar County, TX, Health Facilities Development Corp., Baptist Health
   System:
      Series 1997A, 6%, 11/15/11 (c) ...........................................    2,000,000        AAA            2,231,460
      Series 1997, 6%, 11/15/12 (c) ............................................    3,000,000        AAA            3,348,120
Brownsville, TX, Utility System Revenue, 6.25%, 9/1/10 (c) .....................    4,085,000        AAA            4,671,157
Cedar Hill, TX, Zero Coupon:
   Series 1996, 8/15/09 (c) ....................................................    1,500,000        AAA              872,685
   Series 1996, 8/15/10 (c) ....................................................    3,130,000        AAA            1,715,459
Dallas, TX, Housing Finance Corp., Single Family Mortgage Revenue,
   Zero Coupon, 10/1/16 (c) ....................................................    6,535,000        AAA            1,001,554
Dallas-Fort Worth, TX, Airport Revenue:
   7.75%, 11/1/03 (c) ..........................................................    1,000,000        AAA            1,167,960
   7.8%, 11/1/05 (c) ...........................................................    2,000,000        AAA            2,388,180
   7.8%, 11/1/06 (c) ...........................................................    2,025,000        AAA            2,424,755
   7.375%, 11/1/08 (c) .........................................................    4,500,000        AAA            5,273,910
   7.375%, 11/1/10 (c) .........................................................    3,500,000        AAA            4,077,430
Harris County, TX, Health Facilities Development:
   6.25%, 5/15/08 (c) ..........................................................    2,785,000        AAA            3,158,190
   6.25%, 5/15/09 (c) ..........................................................    2,965,000        AAA            3,348,375
Harris County, TX, General Obligation:
   Capital Appreciation Bond, Zero Coupon, 10/1/06 (c) .........................    9,035,000        AAA            6,117,870
   Flood Control District, Zero Coupon, 10/1/00 (c) ............................    1,000,000        AAA              903,510
   Toll Road Authority, Subordinate Lien:
      Series A, Zero Coupon, 8/15/05 (c) .......................................    4,025,000        AAA            2,878,439
      Toll Road Revenue, Series A, Zero Coupon, 8/15/06 (c) ....................    4,010,000        AAA            2,731,251
      Unlimited Tax, Series A, Zero Coupon, 8/15/04 (c) ........................    2,050,000        AAA            1,543,835

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Houston, TX, Water & Sewer System Authority:
   Series C, Zero Coupon, 12/1/06 (c) ..........................................   14,575,000        AAA            9,793,963
   Series C, Zero Coupon, 12/1/08 (c) ..........................................   19,000,000        AAA           11,515,520
   Series C, Zero Coupon, 12/1/09 (c) ..........................................   14,750,000        AAA            8,461,928
   Zero Coupon, 12/1/10 (c) ....................................................    5,000,000        AAA            2,701,450
   Zero Coupon, Series 1991C, 12/1/12 (c) ......................................    3,350,000        AAA            1,595,974
Hurst Euless Bedford, TX, Independent School District, Series 1994,
   Zero Coupon, 8/15/09 ........................................................    4,925,000        AAA            2,865,316
Lubbock, TX, Health Facilities Development Corp., Methodist Hospital:
   Series B, 5.5%, 12/1/06 (c) .................................................    3,945,000        AAA            4,158,661
   Series B, 5.6%, 12/1/07 (c) .................................................    2,415,000        AAA            2,566,686
   Series B, 5.625%, 12/1/08 (c) ...............................................    4,400,000        AAA            4,684,812
   Series B, 5.625%, 12/1/09 (c) ...............................................    4,640,000        AAA            4,914,734
Montgomery County, TX, General Obligation, Library Refunding:
   Zero Coupon, 9/1/03 (c) .....................................................    3,475,000        AAA            2,739,377
   Zero Coupon, 9/1/04 (c) .....................................................    3,475,000        AAA            2,611,810
   Zero Coupon, 9/1/05 (c) .....................................................    3,475,000        AAA            2,480,073
Northeast Hospital Authority, TX, Revenue, Series 1997, 6%, 5/15/10 (c) ........    2,180,000        AAA            2,420,301
Northwest Texas Independent School District, Capital Appreciation
   Bonds, Series 1991, Zero Coupon, 8/15/10 (c) ................................    3,690,000        AAA            2,022,378
San Antonio, TX, Electric and Gas, Revenue Refunding:
   Series A, Zero Coupon, 2/1/05 (c) ...........................................    2,500,000        AAA            1,832,200
   Series A, Zero Coupon, 2/1/05 (c) ...........................................    8,000,000        AAA            5,863,040
   Series A, Zero Coupon, 2/1/06 (c) ...........................................   17,900,000        AAA           12,496,885
San Antonio, TX, Hotel Revenue, Series 1996, 6%, 8/15/06 (c) ...................    2,000,000        AAA            2,211,640
San Antonio, TX, Electric and Gas, 2/1/08 (c) ..................................    8,115,000        AAA            5,114,560
San Antonio, TX, Zero Coupon, Series 1991B, 2/1/09 (c) .........................    4,400,000        AAA            2,626,448
State of Texas, General Obligation:
   Capital Appreciation Bond, Super Collider, Series C, Zero Coupon,
      4/1/06 (c) ...............................................................    7,385,000        AAA            5,116,623
   Superconductor Revenue, Series C, Zero Coupon, 4/1/05 (c) ...................    8,390,000        AAA            6,102,467
Tarrant County, TX, Health Facilities Development Corp., Hospital Refunding
   Revenue, Fort Worth Osteopathic Hospital:
      6%, 5/15/11 (c) ..........................................................    4,615,000        AAA            5,192,521
      6%, 5/15/21 (c) ..........................................................    6,235,000        AAA            6,973,224
Texas Municipal Power Agency:
   6.1%, 9/1/07 (c) ............................................................    9,250,000        AAA           10,383,033
   6.1%, 9/1/09 (c) ............................................................    4,435,000        AAA            5,045,921
Texas Public Finance Authority, Building Authority:
   Series B, 6.25%, 2/1/08 (c) .................................................    5,190,000        AAA            5,896,100
   Zero Coupon, 2/1/06 (c) .....................................................   13,915,000        AAA            9,714,757
UTAH
Associated Municipal Power System, UT, Hunter Project, Refunding
   Revenue:
      Zero Coupon, 7/1/00 (c) ..................................................    2,755,000        AAA            2,516,224
      Zero Coupon, 7/1/02 (c) ..................................................    5,200,000        AAA            4,336,280
      Zero Coupon, 7/1/04 (c) ..................................................    5,895,000        AAA            4,474,600
      Zero Coupon, 7/1/05 (c) ..................................................    5,900,000        AAA            4,254,844

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
      Zero Coupon, 7/1/06 (c) ..................................................    5,895,000        AAA            4,047,507
      Zero Coupon, 7/1/07 (c) ..................................................    3,750,000        AAA            2,448,938
Intermountain Power Agency, UT, Power Supply Revenue:
   5%, 7/1/12 (c) ..............................................................    1,000,000        AAA              999,930
   Series 1993, 5.55%, 7/1/11 ..................................................    7,000,000        A              7,291,410
   Series A, 6.5%, 7/1/08 (c) ..................................................    4,000,000        AAA            4,622,320
   Series A, Zero Coupon, 7/1/02 (c) ...........................................    1,655,000        AAA            1,377,225
   Series A, Zero Coupon, 7/1/03 (c) ...........................................    1,000,000        AAA              793,280
   Series A, Zero Coupon, 7/1/04 (c) ...........................................    1,730,000        AAA            1,309,143
   Series B, Zero Coupon, 7/1/02 (c) ...........................................    8,230,000        AAA            6,848,677
Provo, UT, Electric System Revenue, ETM, 10.375%, 9/15/15** (c) ................    1,800,000        AAA            2,663,658
VIRGINIA
Roanoke, VA, Industrial Development Authority, Roanoke Memorial
   Hospital, Series B, 6.125%, 7/1/17 (c) ......................................    5,500,000        AAA            6,221,270
Southeastern Public Service Authority, VA, Refunding Revenue, Series A,
   5.25%, 7/1/10 (c) ...........................................................    7,380,000        AAA            7,789,442
Virginia Beach, VA, Development Authority, Virginia Beach General
   Hospital Project:
      6%, 2/15/11 (c) ..........................................................    1,595,000        AAA            1,793,466
      5.125%, 2/15/18 (c) ......................................................    3,000,000        AAA            3,003,540
Winchester County, VA, Industrial Development Authority, Hospital
   Revenue, 6%, 1/1/15 (c) .....................................................    5,700,000        AAA            5,899,956
WASHINGTON
Clark County, WA, Public Utility District #1, 6%, 1/1/06 (c) ...................    7,500,000        AAA            8,244,075
Clark County, WA, Public Utility District, Series 1995, 6%, 1/1/08 (c) .........    2,200,000        AAA            2,443,276
King & Snohomish Counties, WA, General Obligation, School
   District #417, 5.6%, 12/1/10 (c) ............................................    1,650,000        AAA            1,797,015
King County, WA, Public Hospital District #1, Valley Medical Center,
   Series 1992, 5.5%, 9/1/17 (c) ...............................................    3,500,000        AAA            3,535,280
Snohomish County, WA, School District #6, 6.5%, 12/1/07 (c) ....................    3,325,000        A              3,832,927
State of Washington, General Obligation Series AT-5, Zero Coupon,
   8/1/10 (c) ..................................................................    2,625,000        AAA            1,448,370
Washington Health Care Facilities Authority, Empire Health
   Services - Spokane:
   5.65%, 11/1/05 (c) ..........................................................    2,155,000        AAA            2,315,504
   5.7%, 11/1/06 (c) ...........................................................    3,440,000        AAA            3,723,456
   5.75%, 11/1/07 (c) ..........................................................    7,350,000        AAA            8,010,692
   5.8%, 11/1/09 (c) ...........................................................    4,595,000        AAA            5,042,323
   5.8%, 11/1/10 (c) ...........................................................    2,100,000        AAA            2,306,976
Washington Public Power Supply System, Revenue Refunding:
   Nuclear Power Project #1:
      6%, 7/1/08 (c) ...........................................................    5,000,000        AAA            5,532,100
      Series 1989A, 7.5%, 7/1/15 ...............................................    1,500,000        AAA            1,597,155
      Series A, 7%, 7/1/11 (c) .................................................    3,830,000        AAA            4,146,358
      Series A, 7.5%, 7/1/15 (c) ...............................................    1,595,000        AAA            1,698,308
      Series A, Prerefunded 7/1/99 at 102, 7.5%, 7/1/15*** (c) .................    2,405,000        AAA            2,560,772
      Series B, 7.25%, 7/1/12 (c) ..............................................   10,895,000        AAA           11,852,997
   Nuclear Project #2:
      Series 1992A, Zero Coupon, 7/1/11 (c) ....................................    4,200,000        AAA            2,157,834

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
      Series A, 7.25%, 7/1/03 (c) ..............................................    2,000,000        AAA            2,175,860
      Series A, 5.7%, 7/1/08 (c) ...............................................    5,000,000        AAA            5,411,100
      Series C, 7%, 7/1/01 (c) .................................................   10,000,000        AAA           10,841,500
      Series C, 7.375%, 7/1/11 (c) .............................................    1,370,000        AAA            1,510,329
   Nuclear Project #3:
      7.5%, 7/1/08 (c) .........................................................    4,000,000        AAA            4,902,360
      Series 1989A, 7/1/10 (c) .................................................    5,860,000        AAA            3,203,896
      Series A, Prerefunded 7/1/99 at 102, 7.25%, 7/1/16*** (c) ................    3,630,000        AAA            3,854,116
      Series A, Zero Coupon, 7/1/04 (c) ........................................    3,625,000        AAA            2,734,773
      Series A, Zero Coupon, 7/1/05 (c) ........................................    4,125,000        AAA            2,953,789
Washington State Housing Finance, Series A, 7.1%, 12/1/17 ......................    3,635,000        AAA            3,707,954
WEST VIRGINIA
West Virginia, School Building Authority Revenue, Series B, 6.75%,
   7/1/10 (c) ..................................................................    4,000,000        AAA            4,313,600
WISCONSIN
Kenosha, WI, General Obligation, Series C, Zero Coupon, 6/1/04 (c) .............    3,475,000        AAA            2,647,429
Wisconsin Health & Educational Facilities Authority:
   6.1%, 8/15/09 (c) ...........................................................    2,000,000        AAA            2,229,400
   Aurora Medical:
      5.75%, 11/15/06 (c) ......................................................    2,000,000        AAA            2,169,480
      5.75%, 11/15/07 (c) ......................................................    1,500,000        AAA            1,637,700
      6%, 11/15/08 (c) .........................................................    4,085,000        AAA            4,546,523
      6%, 11/15/09 (c) .........................................................    4,330,000        AAA            4,866,617
   Felician Healthcare Inc., Series B, 6.25%, 1/1/22 (c) .......................    5,285,000        AAA            6,073,522
   Hospital Sisters Services Inc. - Obligated Group, 5.375%, 6/1/18 (c) ........    4,800,000        AAA            4,826,544
   SSM Healthcare:
      Series 1992 AA, 6.4%, 6/1/08 (c) .........................................    2,335,000        AAA            2,664,912
      Series 1992 AA, 6.45%, 6/1/09 (c) ........................................    2,485,000        AAA            2,880,413
      Series 1992 AA, 6.45%, 6/1/10 (c) ........................................    2,650,000        AAA            3,086,535
      Series 1992 AA, 6.5%, 6/1/11 (c) .........................................    2,820,000        AAA            3,277,658
      Series 1992 AA, 6.5%, 6/1/12 (c) .........................................    3,000,000        AAA            3,523,020
   St. Luke's Medical Center, 7.1%, 8/15/11 (c) ................................    2,000,000        AAA            2,219,260
   Villa St. Francis Inc., Series C, 6.25%, 1/1/22 (c) .........................    9,230,000        AAA           10,607,116
   Wheaton Franciscan Services, 6.1%, 8/15/08 (c) ..............................    4,580,000        AAA            5,149,386
                                                                                                                -------------
Total Long-Term Municipal Investments (Cost $1,513,302,373)                                                     1,674,542,839
                                                                                                                -------------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $1,533,885,991) (a) ...........................                   99.1         1,695,123,339
Other Assets and Liabilities, Net ..............................................                    0.9            15,886,789
                                                                                                  -----         -------------
Net Assets .....................................................................                  100.0         1,711,010,128
                                                                                                  =====         =============

-----------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

* Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(a) At March 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,534,182,650 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ........  $160,971,346

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ........       (30,657)
                                                                   ------------

      Net unrealized appreciation ...............................  $160,940,689
                                                                   ============

(b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group or Moody's Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder Kemper have been determined to be of comparable quality to rated eligible securities.

(c) (Unaudited) Bond is insured by one of these companies: AMBAC, BIG, MBIA, FGIC, FSA, PSFG or Capital Guaranty.

(d) At March 31, 1998, this security, in whole or in part, has been pledged to cover initial margin requirements for open futures contracts.

(e) Auction rate securities carry a short-term coupon that is reset on a periodic basis, usually every 35 days. The reset occurs through a marketplace auction process where all bidders receive the highest yield necessary to sell all of the securities. For maturity purposes, the securities are said to have the same maturity as the time remaining until the next auction.

      At March 31, 1998, open futures contracts sold short were as follows:

                                                                        Number of          Aggregate             Market
                      Futures                     Expiration            Contracts        Face Value ($)        Value ($)
                      -------                     ----------            ---------        --------------        ---------
       U.S. Treasury Bond ....................     June 1998              1,245           149,019,786        149,711,250

       Total net unrealized depreciation on open futures contracts sold short ...........................       (691,464)
                                                                                                             ===========

      The aggregate face value of futures contracts opened and closed during the six months ended March 31, 1998 was $249,727,309 and $207,373,408, respectively.
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 1998, aggregated $1,280,402 and $27,785,332, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP BOND FUND FOR INCOME

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 9.4%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 3/31/98 at
   5.75% to be repurchased at $9,559,527 on 4/1/98, collateralized by a
   $9,749,438 U. S. Treasury Note, 5.625%, 11/30/99 (Cost $9,558,000) ...................        9,558,000          9,558,000
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM INVESTMENTS 4.9%
-----------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., 4/1/98 (Cost $5,000,000) ..............................        5,000,000          5,000,000
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS 19.8%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 5.625%, 12/31/99 ....................................................        2,000,000          2,000,940
U.S. Treasury Note, 5.5%, 2/29/00 .......................................................        1,000,000            998,120
U.S. Treasury Note, 5.625%, 11/30/00 ....................................................        6,500,000          6,498,960
U.S. Treasury Note, 5.625%, 12/31/02 ....................................................        7,500,000          7,487,100
U.S. Treasury Note, 6.5%, 5/15/05 .......................................................        3,000,000          3,133,110
                                                                                                                  -----------
Total U.S. Treasury Obligations (Cost $20,113,360) ......................................                          20,118,230
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 5.2%
-----------------------------------------------------------------------------------------------------------------------------

7.5% with various maturities to 4/15/27 .................................................        2,878,940          2,952,388
9%, 8/15/21 .............................................................................          387,214            418,671
9.5%, 11/15/17 ..........................................................................        1,708,337          1,857,868
                                                                                                                  -----------
Total Government National Mortgage Association (Cost $5,195,415) ........................                           5,228,927
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT BACKED MORTGAGES* 0.8%
-----------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., 7.74%, 9/1/24 (Cost $859,995) .........................          822,715            855,756
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   FOREIGN BONDS -- U.S.$ DENOMINATED 5.1%
-----------------------------------------------------------------------------------------------------------------------------

Cable & Wireless PLC, 6.375%, 3/6/03 ....................................................        1,500,000          1,500,855
Fage Dairy Industry SA, 9%, 2/1/07 ......................................................          250,000            239,375
Hutchison Whampoa, Ltd., 7.5%, 8/1/27 ...................................................        1,000,000            898,350
Petroleos Mexicanos SA, 8.85%, 9/15/07 ..................................................          500,000            503,100
Saga Petroleum A/S, 7.25%, 9/23/27 ......................................................        1,000,000            996,270
Seagram Co., Ltd., 6.875%, 9/1/23 .......................................................        1,000,000            980,310
                                                                                                                  -----------
Total Foreign Bonds - U. S.$ Denominated (Cost $5,213,073) ..............................                           5,118,260
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   ASSET BACKED 4.6%
-----------------------------------------------------------------------------------------------------------------------------

Credit Card Receivables 0.5%
Advanta Corp., Series 1997-1 A4, 7.65%, 5/25/27 .........................................          500,000            514,531
                                                                                                                  -----------
Home Equity Loans 1.2%
Contimortgage Home Equity Loan Trust, Series 1997-3 M1-F, 7.31%, 8/15/28 ................          500,000            508,438
The Money Store Inc. Home Equity, Series 1997-A A2, 6.56%, 12/15/09 .....................          389,512            389,633

     The accompanying notes are an integral part of the financial statements

AARP BOND FUND FOR INCOME

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
The Money Store Inc. Home Equity Loan Trust, Series 1996-C A4, 7.4%, 6/15/21 ............          300,000            305,718
                                                                                                                  -----------
                                                                                                                    1,203,789
                                                                                                                  -----------
Manufactured Housing 2.9%
Associated Manufactured Housing Corp., Series 1997-1 B1, 7.6%, 6/15/28 ..................          375,000            376,875
Green Tree Financial Corp., Series 1997-A A1, 6.3%, 8/15/23 .............................          140,910            140,998
Green Tree Financial Corp., Series 1995-6 B1, 7.7%, 9/15/26 .............................          500,000            503,590
Green Tree Financial Corp., Series 1995-10 B1, 7.05%, 2/15/27 ...........................        1,000,000            988,359
Green Tree Financial Corp., Series 1997-1 B2, 7.76%, 3/15/28 ............................          500,000            468,184
Green Tree Financial Corp., Series 1997-2 B2, 8.05%, 4/15/28 ............................          500,000            479,082
                                                                                                                  -----------
                                                                                                                    2,957,088
                                                                                                                  -----------
Total Asset Backed (Cost $4,696,300) ....................................................                           4,675,408
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS 52.8%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Staples 3.4%
Anheuser Busch Co., 6.5%, 1/1/28 ........................................................        1,500,000          1,466,925
Bass America Inc., 6.625%, 3/1/03 .......................................................        1,500,000          1,522,125
Polymer Group, Inc., 9%, 7/1/07 .........................................................          400,000            408,000
                                                                                                                  -----------
                                                                                                                    3,397,050
                                                                                                                  -----------
Health 1.0%
NBTY Inc., 8.625%, 9/15/07 ..............................................................          500,000            510,000
Tenet Healthcare Corp., 8.625%, 1/15/07 .................................................          500,000            518,750
                                                                                                                  -----------
                                                                                                                    1,028,750
                                                                                                                  -----------
Communications 2.5%
Comcast Cellular, 9.5%, 5/1/07 ..........................................................        1,000,000          1,050,000
McLeodUSA Inc., 8.375%, 3/15/08 .........................................................          500,000            513,750
Rogers Cantel Inc., 8.3%, 10/1/07 .......................................................        1,000,000            997,500
                                                                                                                  -----------
                                                                                                                    2,561,250
                                                                                                                  -----------
Financial 11.0%
First Industrial L.P., 7.6%, 5/15/07 ....................................................        1,000,000          1,049,010
First USA Bank, 5.85%, 2/22/01 ..........................................................        1,500,000          1,488,285
First Union Capital II, 7.85%, 1/1/27 ...................................................        1,000,000          1,032,490
General Motors Acceptance Corp., 6.869%, 8/15/07 ........................................        1,000,000          1,029,258
ICI Investments, 6.75%, 8/7/02 ..........................................................        1,000,000          1,020,000
People's Heritage Bank, 9.06%, 2/1/27 ...................................................        1,000,000          1,101,563
Security Capital Industrial Trust, 7.625%, 7/1/17 .......................................        1,000,000          1,020,000
Shurgard Storage Centers, Inc. (REIT), 7.5%, 4/25/04 ....................................          500,000            514,340
Spieker Properties, Inc., 7.125%, 7/1/09 ................................................        1,000,000          1,025,420
Susa Partnership L.P., 8.2%, 6/1/17 .....................................................        1,000,000          1,075,000
Taubman Realty Group L.P., Medium Term Note, 8%, 7/30/01 ................................          500,000            518,940
Taubman Realty Group L.P., Medium Term Note, 7%, 10/1/03 ................................          250,000            253,055
                                                                                                                  -----------
                                                                                                                   11,127,361
                                                                                                                  -----------
Media 10.2%
A.H. Belo Corp., 7.75%, 6/1/27 ..........................................................        1,000,000          1,091,030
Cablevision Systems Corp., 7.875%, 2/15/18 ..............................................        1,500,000          1,485,000
Cox Communications, Inc., 6.85%, 1/15/18 ................................................        1,000,000            988,750

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Harcourt General, Inc., 7.2%, 8/1/27 ....................................................        1,000,000            988,940
Hollinger International, 8.625%, 3/15/05 ................................................          500,000            525,000
Outdoor Systems, Inc., 8.875%, 6/15/07 ..................................................        1,000,000          1,052,500
TCA Cable TV, Inc., 6.53%, 2/1/28 .......................................................        1,500,000          1,450,313
Time Warner Inc., 9.125%, 1/15/13 .......................................................        1,000,000          1,189,880
Viacom Inc., 7.75%, 6/1/05 ..............................................................        1,500,000          1,573,125
                                                                                                                  -----------
                                                                                                                   10,344,538
                                                                                                                  -----------
Service Industries 3.5%
Prime Hospitality Corp., 9.25%, 1/15/06 .................................................        1,000,000          1,060,000
Primedia Inc., 7.625%, 4/1/08 ...........................................................        1,500,000          1,470,000
ServiceMaster L.P., 7.45%, 8/15/27 ......................................................        1,000,000          1,018,750
                                                                                                                  -----------
                                                                                                                    3,548,750
                                                                                                                  -----------
Durables 5.4%
BE Aerospace, Inc., 8%, 3/1/08 ..........................................................        2,000,000          1,995,000
Martin Marietta Corp., 6.5%, 4/15/03 ....................................................        1,500,000          1,508,070
Northrop Grumman Corp., 7.875%, 3/1/26 ..................................................        1,500,000          1,684,035
Tracor, Inc., 8.5%, 3/1/07 ..............................................................          250,000            258,438
                                                                                                                  -----------
                                                                                                                    5,445,543
                                                                                                                  -----------
Manufacturing 2.7%
Argo-Tech Corp., 8.625%, 10/1/07 ........................................................        1,000,000          1,022,500
Columbus McKinnon Corp., 8.5%, 4/1/08 ...................................................        1,000,000          1,005,000
Graham Packaging Co., 8.75%, 1/15/08 ....................................................          750,000            748,125
                                                                                                                  -----------
                                                                                                                    2,775,625
                                                                                                                  -----------
Technology 1.2%
Amphenol Corp., 9.875%, 5/15/07 .........................................................        1,000,000          1,073,750
Fairchild Semiconductor Corp., 10.125%, 3/15/07 .........................................          100,000            104,500
                                                                                                                  -----------
                                                                                                                    1,178,250
                                                                                                                  -----------
Energy 5.8%
Barrett Resources Corp., 7.55%, 2/1/07 ..................................................        1,500,000          1,538,438
Chesapeake Energy Corp., 8.5%, 3/15/12 ..................................................          500,000            489,375
Dawson Production Services, Inc., 9.375%, 2/1/07 ........................................          250,000            257,500
Lomak Petroleum, Inc., 8.75%, 1/15/07 ...................................................          250,000            253,750
Lyondell Petrochemical Co., 7.55%, 2/15/26 ..............................................        1,000,000          1,000,940
Pioneer Natural Resources Co., 7.2%, 1/15/28 ............................................        2,000,000          1,938,177
Pride Petroleum Services, Inc., 9.375%, 5/1/07 ..........................................          400,000            426,000
                                                                                                                  -----------
                                                                                                                    5,904,180
                                                                                                                  -----------
Metals & Minerals 0.5%
AK Steel Corp., 9.125%, 12/15/06 ........................................................          500,000            533,750
                                                                                                                  -----------
Construction 1.7%
American Standard Companies Inc., 7.625%, 2/15/10 .......................................        1,500,000          1,481,250
Nortek, Inc., 9.25%, 3/15/07 ............................................................          250,000            260,000
                                                                                                                  -----------
                                                                                                                    1,741,250
                                                                                                                  -----------
Transportation 3.9%
Allied Holdings Inc., 8.625%, 10/1/07 ...................................................          500,000            515,000
Continental Airlines Inc., Series 1997-1B, 7.461%, 4/1/13 ...............................          300,000            316,104
Newport News Shipbuilding Co., 8.625%, 12/1/06 ..........................................        1,500,000          1,578,750

     The accompanying notes are an integral part of the financial statements

AARP BOND FUND FOR INCOME

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Northwest Airlines Corp., 7.875%, 3/15/08 ...............................................        1,500,000          1,495,590
                                                                                                                  -----------
                                                                                                                    3,905,444
                                                                                                                  -----------
Total Corporate Bonds (Cost $52,978,307) ................................................                          53,491,741
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   PURCHASED OPTIONS 0.0%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Number of
                                                                                                 Contracts
                                                                                               -------------
Put on U.S. Treasury Bond Future, strike price 120, expires 5/16/98
   (Cost $11,656) .......................................................................               13             17,469
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $103,626,106) (a) ......................................         102.6           104,063,791
Other Assets and Liabilities, Net .......................................................          (2.6)          (2,676,086)
                                                                                                  -----           -----------
Net Assets ..............................................................................         100.0           101,387,705
                                                                                                  =====           ===========

-----------------------------------------------------------------------------------------------------------------------------

*     Effective maturities will be shorter due to prepayments.

(a) At March 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $103,626,106 was as follows:

      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost ......    $    871,587

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ......        (433,902)
                                                                   ------------

      Net unrealized appreciation .............................    $    437,685
                                                                   ============
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the six months ended March 31, 1998 aggregated $45,919,107 and $15,892,824, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $33,197,854, and $14,075,364, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 2.2%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 3/31/98 at 5.85%
   to be repurchased at $16,476,677 on 4/1/98, collateralized by a
   $12,015,000 U.S. Treasury Bond, 12.375%, 5/15/04 (Cost $16,474,000) ..................       16,474,000         16,474,000
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS 7.0%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 5.75%, 12/31/98 .....................................................        9,000,000          9,016,830
U.S. Treasury Note, 5.875%, 3/31/99 .....................................................        2,500,000          2,507,800
U.S. Treasury Note, 6.75%, 5/31/99 ......................................................        3,000,000          3,037,980
U.S. Treasury Note, 6.875%, 7/31/99 .....................................................        6,000,000          6,096,540
U.S. Treasury Note, 5.875%, 11/15/99 ....................................................        3,000,000          3,012,180
U.S. Treasury Note, 5.625%, 12/31/99 ....................................................       10,000,000         10,004,700
U.S. Treasury Note, 5.5%, 2/29/00 .......................................................        4,000,000          3,992,480
U.S. Treasury Note, 6.25%, 2/28/02 ......................................................        1,500,000          1,530,000
U.S. Treasury Note, 5.625%, 12/31/02 ....................................................        9,500,000          9,483,660
U.S. Treasury Note, 6.5%, 5/15/05 .......................................................        4,000,000          4,177,480
                                                                                                                  -----------
Total U.S. Treasury Obligations (Cost $52,745,964) ......................................                          52,859,650
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION** 0.4%
-----------------------------------------------------------------------------------------------------------------------------

10% with various maturities to 2/15/25 (Cost $3,104,494) ................................        2,855,044          3,171,218
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT BACKED MORTGAGES** 4.8%
-----------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 6.5% with various maturities to 3/1/26 ...........       13,627,100         13,495,053
Federal National Mortgage Association, 7% with various maturities to 8/1/26 .............       23,206,743         23,434,246
                                                                                                                  -----------
Total U.S. Government Backed Mortgages (Cost $35,433,540) ...............................                          36,929,299
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   COLLATERALIZED MORTGAGE OBLIGATIONS 0.9%**
-----------------------------------------------------------------------------------------------------------------------------

Residential Funding Mortgage Securities, Series 1993-A2, 6.85%, 9/25/23 .................        3,370,000          3,376,319
Ryland Mortgage Securities Corp., 8%, 8/25/25 ...........................................        3,238,571          3,322,572
                                                                                                                  -----------
Total Collateralized Mortgage Obligations (Cost $6,683,792) .............................                           6,698,891
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   FOREIGN BONDS -- U. S.$ DENOMINATED 3.0%
-----------------------------------------------------------------------------------------------------------------------------

Cable & Wireless PLC, 6.375%, 3/6/03 ....................................................        5,000,000          5,002,850
Norsk Hydro AS, 7.75%, 6/15/23 ..........................................................        5,000,000          5,486,000
Province of Ontario Global, 6%, 2/21/06 .................................................        3,000,000          2,973,090
Saga Petroleum A/S, 7.25%, 9/23/27 ......................................................        5,000,000          4,981,350
Seagram Co., Ltd., 6.875%, 9/1/23 .......................................................        5,000,000          4,901,550
                                                                                                                  -----------
Total Foreign Bonds-- U.S.$ Denominated (Cost $17,866,830) ..............................                          23,344,840
                                                                                                                  -----------

     The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   ASSET BACKED 2.7%
-----------------------------------------------------------------------------------------------------------------------------

Automobile Receivables 0.9%
Ford Credit Automobile Trust, Series 1996-A A4, 6.75%, 9/15/00 ..........................        4,000,000          4,042,480
Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/00 ...........        3,000,000          3,036,540
                                                                                                                  -----------
                                                                                                                    7,079,020
                                                                                                                  -----------
Credit Card Receivables 0.8%
Chase Manhattan Credit Card Master Trust, Series 1996-4A, 6.73%, 2/15/03 ................        4,000,000          4,041,240
Sears Credit Account Master Trust, Series 1995-A4, 6.25%, 1/15/03 .......................        1,833,334          1,835,626
                                                                                                                  -----------
                                                                                                                    5,876,866
                                                                                                                  -----------
Home Equity Loans 0.6%
First Plus Home Loan Trust, Series 1998, 6.25%, 11/10/16 ................................        5,000,000          4,983,594
                                                                                                                  -----------
Manufactured Housing 0.4%
Green Tree Financial Corp., Series 1997-2 B1, 7.56%, 6/15/28 ............................        3,000,000          3,008,320
                                                                                                                  -----------
Total Asset Backed (Cost $20,858,786) ...................................................                          20,947,800
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS 14.8%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 0.5%
ITT Corp., 7.375%, 11/15/15 .............................................................        4,000,000          3,629,080
                                                                                                                  -----------
Consumer Staples 1.3%
Anheuser Busch Co., 6.5%, 1/1/28 ........................................................        5,000,000          4,889,750
Bass America Inc., 6.625%, 3/1/03 .......................................................        5,000,000          5,073,750
                                                                                                                  -----------
                                                                                                                    9,963,500
                                                                                                                  -----------
Financial 5.6%
Associates Corp. of North America, 6.625%, 5/15/01 ......................................        5,850,000          5,940,968
Capital One Bank, Medium Term Note, 5.95%, 2/15/01 ......................................        4,000,000          3,964,320
First USA Bank, 5.85%, 2/22/01 ..........................................................        3,000,000          2,976,570
Fleet Financial Group, 6.875%, 1/15/28 ..................................................        4,000,000          3,948,520
General Electric Capital Services Inc., 7.5%, 8/21/35 ...................................        1,000,000          1,133,170
Highwoods/Forsyth L.P., 7%, 12/1/06 .....................................................        5,000,000          4,975,000
ICI Investments, 6.75%, 8/7/02 ..........................................................        4,000,000          4,080,000
Lehman Brothers Holding Corp., Medium Term Note, 6.33%, 8/1/00 ..........................        3,500,000          3,508,120
Meditrust Corp., 7%, 8/15/07 ............................................................        5,000,000          4,977,050
Southern National Corp., 7.05%, 5/23/03 .................................................        4,000,000          4,125,560
Spieker Properties, Inc., 7.875%, 12/1/16 ...............................................        1,500,000          1,611,240
Wells Fargo & Co., 6.875%, 4/1/06 .......................................................        2,000,000          2,053,720
                                                                                                                  -----------
                                                                                                                   43,294,238
                                                                                                                  -----------
Media 1.8%
Cox Communications, Inc., 6.85%, 1/15/18 ................................................        5,000,000          4,943,750
TCA Cable TV, Inc., 6.53%, 2/1/28 .......................................................        4,000,000          3,867,500
Time Warner Inc., 9.125%, 1/15/13 .......................................................        4,500,000          5,354,460
                                                                                                                  -----------
                                                                                                                   14,165,710
                                                                                                                  -----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Service Industries 0.7%
ServiceMaster L.P., 7.45%, 8/15/27 ......................................................        5,000,000          5,093,750
                                                                                                                  -----------
Durables 1.6%
Lockheed Martin Corp., 7.75%, 5/1/26 ....................................................        2,000,000          2,217,380
Martin Marietta Corp., 6.5%, 4/15/03 ....................................................        3,000,000          3,016,140
McDonnell Douglas Corp., 9.75%, 4/1/12 ..................................................        1,000,000          1,293,750
Northrop Grumman Corp., 7%, 3/1/06 ......................................................        2,000,000          2,052,980
Northrop Grumman Corp., 7.875%, 3/1/26 ..................................................        3,100,000          3,480,339
                                                                                                                  -----------
                                                                                                                   12,060,589
                                                                                                                  -----------
Technology 0.2%
Loral Corp., 8.375%, 6/15/24 ............................................................        1,500,000          1,769,925
                                                                                                                  -----------
Energy 1.1%
PanEnergy Corp., 7.375%, 9/15/03 ........................................................        4,150,000          4,347,042
Pioneer Natural Resources Co., 7.2%, 1/15/28 ............................................        4,000,000          3,876,360
                                                                                                                  -----------
                                                                                                                    8,223,402
                                                                                                                  -----------
Transportation 1.2%
AMR Corp., 9.75%, 8/15/21 ...............................................................        2,500,000          3,217,500
Continental Airlines Inc., Series 1997-1A, 7.461%, 4/1/15 ...............................        5,500,000          5,816,800
                                                                                                                  -----------
                                                                                                                    9,034,300
                                                                                                                  -----------
Utilities 0.8%
PacifiCorp, 6.15%, 1/15/08 ..............................................................        6,000,000          5,896,200
                                                                                                                  -----------
Total Corporate Bonds (Cost $116,081,956) ...............................................                         113,130,694
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 1.5%
-----------------------------------------------------------------------------------------------------------------------------

Health 0.1%
Pharmaceuticals
Sandoz Capital BVI Ltd., 2%, 10/6/02 ....................................................          290,000            481,400
                                                                                                                  -----------
Media 0.8%
Advertising
Interpublic Group of Companies Inc., 1.8%, 9/16/04 ......................................        7,000,000          6,483,750
                                                                                                                  -----------
Service Industries 0.6%
Environmental Services 0.4%
U.S. Filter Corp., 4.5%, 12/15/01 .......................................................        2,700,000          2,970,000
                                                                                                                  -----------
Miscellaneous Commercial Services 0.2%
ADT Operations Inc., Liquid Yield Option Note, Zero Coupon, 7/6/10 ......................        1,000,000          1,479,375
                                                                                                                  -----------
Total Convertible Bonds (Cost $9,118,410) ...............................................                          11,414,525
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED STOCKS 0.9%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
                                                                                               -----------
Consumer Staples 0.6%
Food & Beverage
Suiza Foods Corp., 2.7% .................................................................           98,000          4,936,750
                                                                                                                  -----------

     The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Financial 0.1%
Consumer Finance 0.0%
Advanta Corp., 6.75% ....................................................................           17,654            423,696
                                                                                                                  -----------
Real Estate 0.01%
Security Capital Industrial Trust "B", 7% ...............................................           18,900            614,250
                                                                                                                  -----------
Manufacturing 0.2%
Containers & Paper 0.0%
International Paper Co., 5.25% ..........................................................            2,100            108,413
                                                                                                                  -----------
Industrial Specialty 0.1%
Cooper Industries, Inc., 6% .............................................................           31,300            637,738
                                                                                                                  -----------
Office Equipment/Supplies 0.1%
Ikon Office Solutions, Inc., 5.04% ......................................................            4,700            364,838
                                                                                                                  -----------
Total Convertible Preferred Stocks (Cost $6,925,096) ....................................                           7,085,685
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 61.3%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 2.9%
Department & Chain Stores 2.9%
J.C. Penney Co., Inc ....................................................................           78,800          5,964,175
May Department Stores ...................................................................           45,100          2,863,850
Mercantile Stores, Inc. .................................................................           71,200          4,783,750
Rite Aid Corp. ..........................................................................           98,800          3,383,900
Sears, Roebuck & Co. ....................................................................           87,900          5,048,756
                                                                                                                  -----------
                                                                                                                   22,044,431
                                                                                                                  -----------
Hotels & Casinos 0.0%
Homestead Village, Inc. .................................................................           15,033            227,374
                                                                                                                  -----------
Consumer Staples 3.8%
Food & Beverage 3.0%
General Mills, Inc. .....................................................................           61,200          4,651,200
H.J. Heinz Co. ..........................................................................          185,350         10,819,806
Unilever NV (New York shares) ...........................................................          113,300          7,775,213
                                                                                                                  -----------
                                                                                                                   23,246,219
                                                                                                                  -----------
Package Goods/Cosmetics 0.8%
Avon Products Inc. ......................................................................           79,600          6,208,800
                                                                                                                  -----------
Health 3.7%
Pharmaceuticals
American Home Products Corp. ............................................................           68,000          6,485,500
Baxter International Inc. ...............................................................           67,600          3,726,450
Bristol-Myers Squibb Co. ................................................................           73,200          7,635,675
SmithKline Beecham PLC (ADR) ............................................................           78,400          4,904,900
Zeneca Group PLC ........................................................................          122,100          5,251,855
                                                                                                                  -----------
                                                                                                                   28,004,380
                                                                                                                  -----------
Communications 5.4%
Telephone/Communications
Alltel Corp. ............................................................................          111,500          4,871,156
Bell Atlantic Corp. .....................................................................           94,932          9,730,530

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
BellSouth Corp. .........................................................................           91,700          6,195,481
Frontier Corp. ..........................................................................          133,400          4,343,838
GTE Corp. ...............................................................................          160,200          9,591,963
Sprint Corp. ............................................................................           84,900          5,746,669
Telecom Corp. of New Zealand ............................................................          100,000            476,471
                                                                                                                  -----------
                                                                                                                   40,956,108
                                                                                                                  -----------
Financial 15.6%
Banks 8.5%
Banc One Corp. ..........................................................................           85,550          5,411,038
Bankers Trust New York Corp. ............................................................           34,900          4,198,906
Centura Banks, Inc. .....................................................................           11,700            833,625
Chase Manhattan Corp. ...................................................................           90,000         12,138,750
CoreStates Financial Corp. ..............................................................           79,300          7,117,175
First American Corp. (Tennessee) ........................................................           24,800          1,215,200
First Tennessee National Corp. ..........................................................           24,600            790,275
First Union Corp. .......................................................................           75,800          4,301,650
Firstar Corp. ...........................................................................           92,400          3,649,800
Fleet Financial Group Inc. ..............................................................           29,000          2,466,813
J.P. Morgan & Co., Inc. .................................................................           45,700          6,138,081
KeyCorp .................................................................................          135,200          5,112,250
NationsBank Corp. .......................................................................           64,200          4,682,588
Old Kent Financial Corp. ................................................................           71,000          2,724,625
US Bancorp ..............................................................................           34,700          4,328,825
                                                                                                                  -----------
                                                                                                                   65,109,601
                                                                                                                  -----------
Insurance 2.7%
EXEL Ltd. (ADR) .........................................................................           62,600          4,851,500
Lincoln National Corp. ..................................................................           73,300          6,221,338
Mid Ocean, Ltd. .........................................................................           42,100          3,262,750
Safeco Corp. ............................................................................          108,000          5,902,875
                                                                                                                  -----------
                                                                                                                   20,238,463
                                                                                                                  -----------
Other Financial Companies 0.3%
Federal National Mortgage Association ...................................................           38,600          2,441,450
                                                                                                                  -----------
Real Estate 4.1%
Arden Realty Group, Inc. ................................................................           85,900          2,448,150
Boston Properties, Inc. (REIT) ..........................................................           63,800          2,244,963
Equity Office Properties Trust (REIT) ...................................................          137,600          4,214,000
General Growth Properties, Inc. (REIT) ..................................................          116,100          4,281,188
Health Care Property Investment Inc. (REIT) .............................................           66,600          2,460,038
Meditrust Corp. (REIT) ..................................................................           74,138          2,289,011
Nationwide Health Properties Inc. (REIT) ................................................          101,600          2,540,000
Omega Healthcare Investors (REIT) .......................................................           26,000          1,014,000
Security Capital Atlantic Inc. ..........................................................          243,962          5,123,202
Security Capital Industrial Trust (REIT) ................................................          180,954          4,636,946
Security Capital Industrial Trust Warrants (expire 9/18/98) .............................           22,593             74,839
                                                                                                                  -----------
                                                                                                                   31,326,337
                                                                                                                  -----------
Miscellaneous 0.0%
Jardine Strategic Holdings Ltd. .........................................................           85,199            232,167
                                                                                                                  -----------

     The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Service Industries 0.8%
Environmental Services
Browning Ferris Industries ..............................................................          178,300          5,817,038
                                                                                                                  -----------
Durables 6.2%
Aerospace 1.8%
Lockheed Martin Corp. ...................................................................           60,909          6,852,263
Rockwell International Corp. ............................................................          121,800          6,988,275
                                                                                                                  -----------
                                                                                                                   13,840,538
                                                                                                                  -----------
Automobiles 3.1%
Dana Corp. ..............................................................................           99,600          5,795,475
Echlin, Inc. ............................................................................           76,200          3,995,738
Ford Motor Co. ..........................................................................          160,800         10,421,850
Meritor Automotive, Inc. ................................................................          137,466          3,651,441
                                                                                                                  -----------
                                                                                                                   23,864,504
                                                                                                                  -----------
Construction/Agricultural Equipment 0.6%
PACCAR, Inc. ............................................................................           76,900          4,562,488
                                                                                                                  -----------
Tires 0.7%
Goodyear Tire & Rubber Co. ..............................................................           65,200          4,938,900
                                                                                                                  -----------
Manufacturing 8.2%
Chemicals 3.0%
Akzo Nobel N.V. (ADR) ...................................................................           46,600          4,747,375
Dow Chemical Co. ........................................................................           22,800          2,217,300
Eastman Chemical Co. ....................................................................           63,600          4,289,025
Imperial Chemical Industries PLC (ADR) (New) ............................................          121,400          8,725,625
Lyondell Petrochemical Co. ..............................................................           93,300          3,178,031
                                                                                                                  -----------
                                                                                                                   23,157,356
                                                                                                                  -----------
Containers & Paper 0.1%
Boise Cascade Corp. .....................................................................            2,643             95,313
Temple-Inland, Inc. .....................................................................           17,800          1,105,825
                                                                                                                  -----------
                                                                                                                    1,201,138
                                                                                                                  -----------
Diversified Manufacturing 1.3%
Olin Corp. ..............................................................................           82,600          3,877,038
TRW, Inc. ...............................................................................          104,600          5,766,075
                                                                                                                  -----------
                                                                                                                    9,643,113
                                                                                                                  -----------
Electrical Products 0.8%
Philips Electronics NV (New York shares) ................................................           31,670          2,325,766
Thomas & Betts Corp. ....................................................................           57,100          3,654,400
                                                                                                                  -----------
                                                                                                                    5,980,166
                                                                                                                  -----------
Industrial Specialty 0.6%
Corning Inc. ............................................................................          105,000          4,646,250
                                                                                                                  -----------
Office Equipment/Supplies 1.5%
Xerox Corp. .............................................................................          105,800         11,261,088
                                                                                                                  -----------
Specialty Chemicals 0.9%
BetzDearborn Inc. .......................................................................           55,300          3,120,994
Witco Corp. .............................................................................          101,100          3,980,813
                                                                                                                  -----------
                                                                                                                    7,101,807
                                                                                                                  -----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Technology 0.2%
Electronic Components/Distributors
AMP Inc. ................................................................................           40,100          1,756,881
                                                                                                                  -----------
Energy 3.9%
Oil Companies 3.4%
Pennzoil Co. ............................................................................            8,500            549,313
Royal Dutch Petroleum Co. (New York shares) .............................................           53,200          3,022,425
Societe Nationale Elf Aquitaine (ADR) ...................................................           90,381          5,852,170
Texaco Inc. .............................................................................          124,000          7,471,000
Total SA (ADR) ..........................................................................           70,201          4,216,448
YPF S.A. "D" (ADR) ......................................................................          148,200          5,038,800
                                                                                                                  -----------
                                                                                                                   26,150,156
                                                                                                                  -----------
Oil/Gas Transmission 0.5%
Williams Cos., Inc. .....................................................................          112,800          3,609,600
                                                                                                                  -----------
Metals & Minerals 1.3%
Steel & Metals
Allegheny Teledyne Inc. .................................................................          163,935          4,559,442
Freeport McMoRan Copper & Gold, Inc. "A" ................................................           99,000          1,850,063
Oregon Steel Mills, Inc. ................................................................          101,500          2,233,000
Phelps Dodge Corp. ......................................................................           21,900          1,413,919
                                                                                                                  -----------
                                                                                                                   10,056,424
                                                                                                                  -----------
Construction 2.2%
Building Products 0.9%
Georgia Pacific Group ...................................................................          108,100          6,999,475
                                                                                                                  -----------
Forest Products 1.3%
Georgia Pacific Timber Group ............................................................           73,500          1,888,031
Westvaco Corp. ..........................................................................           82,100          2,524,575
Weyerhaeuser Co. ........................................................................          100,700          5,689,550
                                                                                                                  -----------
                                                                                                                   10,102,156
                                                                                                                  -----------
Transportation 1.6%
Airlines 0.6%
Air New Zealand Ltd. "B" ................................................................        3,200,000          4,422,000
                                                                                                                  -----------
Marine Transportation 0.5%
Knightsbridge Tankers Ltd. ..............................................................          137,500          3,918,750
                                                                                                                  -----------
Railroads 0.5%
CSX Corp. ...............................................................................           71,200          4,236,400
                                                                                                                  -----------
Utilities 5.5%
Electric Utilities
CINergy Corp. ...........................................................................          143,800          5,320,600
CMS Energy Corp. ........................................................................           20,700            971,606
Duke Energy Corp. .......................................................................          110,289          6,569,089
PG & E Corp. ............................................................................          105,200          3,471,600
PacifiCorp ..............................................................................          240,800          5,929,700
PowerGen PLC (ADR) ......................................................................           16,600            946,200
Southern Company ........................................................................          129,800          3,593,838
TNP Enterprises, Inc. ...................................................................          216,500          7,158,031

     The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Unicom Corp. ............................................................................          166,300          5,820,500
Wisconsin Energy Corp. ..................................................................           83,400          2,559,338
                                                                                                                  -----------
                                                                                                                   42,340,502
                                                                                                                  -----------
Total Common Stocks (Cost $325,010,478) .................................................                         469,642,060
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   PURCHASED OPTIONS 0.0%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Number of
                                                                                                 Contracts
                                                                                               -------------
Put on U.S. Treasury Bond Future, strike price 120, expires 5/16/98
   (Cost $32,597) .......................................................................               37             49,719
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $610,335,943) (a) ......................................          99.5           761,748,381
Other Assets and Liabilities, Net .......................................................           0.5             3,603,958
                                                                                                  -----           -----------
Net Assets ..............................................................................         100.0           765,352,339
                                                                                                  =====           ===========

-----------------------------------------------------------------------------------------------------------------------------

*     Non income producing security

**    Effective maturities will be shorter due to prepayments.

(a) At March 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $610,306,818 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .......  $ 154,085,253

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value .......     (2,643,690)
                                                                  -------------

      Net unrealized appreciation ..............................  $ 151,441,563
                                                                  =============
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the six months ended March 31, 1998 aggregated $196,515,320 and $98,703,544, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $55,531,067 and $98,703,544, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 3.7%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 0.6%
Department & Chain Stores
Federated Department Stores, Inc., Debenture, 5%, 10/1/03 ...............................       12,550,000         19,452,500
Home Depot Inc., 3.25%, 10/1/01 .........................................................       17,500,000         26,293,750
                                                                                                                -------------
                                                                                                                   45,746,250
                                                                                                                -------------
Consumer Staples 0.4%
Miscellaneous
Ralston Purina Group, 7%, 8/1/00 ........................................................          490,000         30,931,250
                                                                                                                -------------
Health 0.3%
Health Industry Services 0.2%
HEALTHSOUTH Corp., 3.25%, 4/1/03 ........................................................       19,000,000         19,000,000
                                                                                                                -------------
Pharmaceuticals 0.1%
Sandoz Capital BVI Ltd., Debenture, 2%, 10/6/02 .........................................        6,260,000         10,391,600
                                                                                                                -------------
Communications 0.0%
Telephone/Communications
Compania de Telefonos de Chile, S.A., 4.5%, 1/15/03 .....................................        1,000,000          1,438,125
                                                                                                                -------------
Financial 1.2%
Banks 0.7%
Deutsche Bank Financial Inc., Convertible to Daimler Benz AG shares, Zero
   Coupon, 2/12/17 ......................................................................      102,590,000         51,295,000
                                                                                                                -------------
Other Financial Companies 0.2%
MBL International Finance Bermuda, 3%, 11/30/02 .........................................       17,290,000         17,419,675
                                                                                                                -------------
Real Estate 0.3%
Security Capital Corp., 6.5%, 3/29/16 (b) (c) ...........................................       18,250,000         21,671,875
                                                                                                                -------------
Service Industries 0.8%
Miscellaneous Commercial Services 0.5%
ADT Operations Inc., Liquid Yield Option Note, Zero Coupon, 7/6/10 ......................       25,000,000         36,984,375
                                                                                                                -------------
Miscellaneous Consumer Services 0.3%
CUC International Inc., 3%, 2/15/02 .....................................................       14,000,000         19,425,000
                                                                                                                -------------
Durables 0.1%
Automobiles
Magna International, Inc., 5%, 10/15/02 .................................................        6,800,000          9,622,000
                                                                                                                -------------
Manufacturing 0.3%
Diversified Manufacturing 0.1%
Thermo Electron Corp., 4.25%, 1/1/03 ....................................................        5,000,000          5,812,500
                                                                                                                -------------
Industrial Specialty 0.2%
Omnicom Group Inc., 2.25%, 1/6/13 .......................................................       12,500,000         14,015,625
                                                                                                                -------------
Total Convertible Bonds (Cost $217,697,648) .............................................                         283,753,275
                                                                                                                -------------

-----------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED STOCKS 1.5%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
                                                                                               -----------
Consumer Staples 0.9%
Food & Beverage
Suiza Foods Corp., 2.7% .................................................................        1,400,000         70,525,000
                                                                                                                -------------

     The accompanying notes are an integral part of the financial statements

AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Financial 0.1%
Consumer Finance 0.0%
Advanta Corp., 6.75% ....................................................................           68,801          1,651,224
                                                                                                                -------------
Real Estate 0.1%
Security Capital Industrial Trust "B", 7% ...............................................          321,500         10,448,750
                                                                                                                -------------
Manufacturing 0.3%
Containers & Paper 0.0%
International Paper Co. 5.25% ...........................................................           50,200          2,591,575
                                                                                                                -------------
Industrial Specialty 0.2%
Cooper Industries, Inc., 6% .............................................................          652,400         13,292,650
                                                                                                                -------------
Office Equipment/Supplies 0.1%
Ikon Office Solutions, Inc., 5.04% ......................................................          102,800          7,979,850
                                                                                                                -------------
Metals & Minerals 0.2%
Precious Metals
Freeport McMoRan Copper & Gold, Inc., Cum. $1.25 ........................................          500,000         11,406,250
                                                                                                                -------------
Total Convertible Preferred Stocks (Cost $112,397,568) ..................................                         117,895,299
                                                                                                                -------------

-----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 95.3%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 4.5%
Department & Chain Stores
J.C. Penney Co., Inc. ...................................................................        1,272,500         96,312,344
May Department Stores ...................................................................          782,700         49,701,450
Mercantile Stores, Inc. .................................................................        1,045,400         70,237,813
Rite Aid Corp. ..........................................................................        1,377,000         47,162,250
Sears, Roebuck & Co. ....................................................................        1,441,600         82,801,900
                                                                                                                -------------
                                                                                                                  346,215,757
                                                                                                                -------------
Consumer Staples 6.0%
Food & Beverage 4.8%
General Mills, Inc. .....................................................................        1,004,800         76,364,800
H.J. Heinz Co. ..........................................................................        3,040,400        177,483,350
Unilever NV .............................................................................          420,000         28,322,981
Unilever NV (New York shares) ...........................................................        1,306,800         89,679,150
                                                                                                                -------------
                                                                                                                  371,850,281
                                                                                                                -------------
Package Goods/Cosmetics 1.2%
Avon Products Inc. ......................................................................        1,206,300         94,091,400
                                                                                                                -------------
Health 5.7%
Pharmaceuticals
American Home Products Corp. ............................................................        1,115,900        106,428,963
Baxter International Inc. ...............................................................        1,166,300         64,292,288
Bristol-Myers Squibb Co. ................................................................        1,201,500        125,331,469
SmithKline Beecham PLC (ADR) ............................................................        1,322,600         82,745,163
Zeneca Group PLC ........................................................................        1,446,900         62,235,123
                                                                                                                -------------
                                                                                                                  441,033,006
                                                                                                                -------------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Communications 8.7%
Telephone/Communications
Alltel Corp. ............................................................................        1,896,300         82,844,606
Bell Atlantic Corp. .....................................................................        1,702,240        174,479,600
BellSouth Corp. .........................................................................        1,565,800        105,789,363
Frontier Corp. ..........................................................................        2,187,800         71,240,238
GTE Corp. ...............................................................................        2,343,700        140,329,038
Sprint Corp. ............................................................................        1,393,300         94,308,994
Telecom Corp. of New Zealand ............................................................        2,036,000          9,700,940
                                                                                                                -------------
                                                                                                                  678,692,779
                                                                                                                -------------
Financial 22.5%
Banks 12.2%
Banc One Corp. ..........................................................................        1,403,450         88,768,213
BankAmerica Corp. .......................................................................          251,000         20,738,875
Bankers Trust New York Corp. ............................................................          543,500         65,389,844
Chase Manhattan Corp. ...................................................................        1,363,900        183,956,013
CoreStates Financial Corp. ..............................................................        1,257,900        112,896,525
First Chicago NBD Corp. .................................................................          279,400         24,622,125
First Union Corp. .......................................................................        1,294,700         73,474,225
Fleet Financial Group Inc. ..............................................................          467,600         39,775,225
J.P. Morgan & Co., Inc. .................................................................          749,200        100,626,925
KeyCorp .................................................................................        1,960,400         74,127,625
NationsBank Corp. .......................................................................        1,098,600         80,129,138
US Bancorp ..............................................................................          643,500         80,276,625
                                                                                                                -------------
                                                                                                                  944,781,358
                                                                                                                -------------
Insurance 4.1%
EXEL Ltd. (ADR) .........................................................................          979,100         75,880,250
Lincoln National Corp. ..................................................................        1,011,800         85,876,525
Mid-Ocean, Ltd. .........................................................................          754,300         58,458,250
Safeco Corp. ............................................................................        1,729,500         94,527,984
                                                                                                                -------------
                                                                                                                  314,743,009
                                                                                                                -------------
Other Financial Companies 0.5%
Federal National Mortgage Association ...................................................          640,200         40,492,650
                                                                                                                -------------
Real Estate 5.6%
Arden Realty Group, Inc. ................................................................        1,298,700         37,012,950
Avalon Properties, Inc. (REIT) ..........................................................          495,800         14,378,200
Boston Properties, Inc. (REIT) ..........................................................          888,900         31,278,169
Camden Property Trust (REIT) ............................................................          386,200         11,441,175
Equity Office Properties Trust (REIT) ...................................................        1,298,100         39,754,313
General Growth Properties, Inc. (REIT) (d) ..............................................        2,004,900         73,930,688
Health Care Property Investment Inc. (REIT) .............................................          409,800         15,136,988
Mark Centers Trust (REIT) ...............................................................           31,100            277,956
Meditrust Corp. (REIT) ..................................................................          550,212         16,987,796
Nationwide Health Properties Inc. (REIT) ................................................          876,600         21,915,000
Prentiss Properties Trust ...............................................................        1,000,000         26,125,000
Security Capital Group, Inc.* (b) (c) ...................................................           17,398         23,838,953
Security Capital Industrial Trust (REIT) ................................................        2,816,172         72,164,408
Security Capital Industrial Trust Warrants (expire 9/18/98) .............................           88,318            292,553

     The accompanying notes are an integral part of the financial statements

AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Security Capital US Realty (REIT) .......................................................        2,688,521         35,488,477
Spieker Properties, Inc. ................................................................          150,000          6,187,500
Vornado Realty Trust (REIT) .............................................................          204,200          8,895,463
                                                                                                                -------------
                                                                                                                  435,105,589
                                                                                                                -------------
Miscellaneous 0.1%
Jardine Strategic Holdings Ltd. .........................................................        2,305,615          6,282,801
                                                                                                                -------------
Service Industries 1.1%
Environmental Services
Browning Ferris Industries ..............................................................        2,695,900         87,953,738
                                                                                                                -------------
Durables 10.3%
Aerospace 2.9%
Lockheed Martin Corp. ...................................................................        1,001,823        112,705,088
Rockwell International Corp. ............................................................        2,002,900        114,916,388
                                                                                                                -------------
                                                                                                                  227,621,476
                                                                                                                -------------
Automobiles 5.5%
Dana Corp. ..............................................................................        1,833,300        106,675,144
Echlin, Inc. ............................................................................        1,160,300         60,843,231
Ford Motor Co. ..........................................................................        3,037,200        196,848,525
Meritor Automotive, Inc. ................................................................        2,219,366         58,951,909
                                                                                                                -------------
                                                                                                                  423,318,809
                                                                                                                -------------
Construction/Agricultural Equipment 0.9%
PACCAR, Inc. ............................................................................        1,158,700         69,015,069
                                                                                                                -------------
Tires 1.0%
Goodyear Tire & Rubber Co. ..............................................................          986,200         74,704,650
                                                                                                                -------------
Manufacturing 15.1%
Chemicals 5.7%
Akzo-Nobel NV ...........................................................................          474,115         96,303,366
Dow Chemical Co. ........................................................................          498,300         48,459,675
Eastman Chemical Co. ....................................................................          945,000         63,728,438
Imperial Chemical Industries PLC ........................................................        8,662,000        154,889,639
Lyondell Petrochemical Co. ..............................................................        2,304,300         78,490,218
                                                                                                                -------------
                                                                                                                  441,871,336
                                                                                                                -------------
Containers & Paper 0.8%
Boise Cascade Corp. .....................................................................        1,235,281         44,547,321
Temple-Inland, Inc. .....................................................................          291,200         18,090,800
                                                                                                                -------------
                                                                                                                   62,638,121
                                                                                                                -------------
Diversified Manufacturing 1.9%
Olin Corp. ..............................................................................        1,404,600         65,928,413
TRW Inc. ................................................................................        1,534,100         84,567,263
                                                                                                                -------------
                                                                                                                  150,495,676
                                                                                                                -------------
Electrical Products 1.4%
Philips Electronics NV ..................................................................          338,400         24,832,826
Philips Electronics NV (New York shares) ................................................          212,900         15,634,844
Thomas & Betts Corp. ....................................................................        1,014,600         64,934,400
                                                                                                                -------------
                                                                                                                  105,402,070
                                                                                                                -------------
Industrial Specialty 1.0%
Corning Inc. ............................................................................        1,692,400         74,888,700
                                                                                                                -------------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Machinery/Components/Controls 0.5%
S.K.F. AB "B" (Free) ....................................................................        1,600,000         37,926,074
                                                                                                                -------------
Office Equipment/Supplies 2.3%
Xerox Corp. .............................................................................        1,707,950        181,789,928
                                                                                                                -------------
Specialty Chemicals 1.5%
ARCO Chemical Co. .......................................................................          204,800          9,702,400
BetzDearborn Inc. .......................................................................          709,000         40,014,188
Witco Corp. .............................................................................        1,649,900         64,964,813
                                                                                                                -------------
                                                                                                                  114,681,401
                                                                                                                -------------
Technology 0.4%
Electronic Components/Distributors
AMP Inc. ................................................................................          673,000         29,485,813
                                                                                                                -------------
Energy 7.5%
Oil Companies 6.7%
Amoco Corp. .............................................................................          442,100         38,186,388
Chevron Corp. ...........................................................................          440,400         35,369,625
Pennzoil Co. ............................................................................          392,900         25,391,163
Royal Dutch Petroleum Co. (New York shares) .............................................          785,500         44,626,219
Societe Nationale Elf Aquitaine .........................................................          759,800         99,549,431
Texaco Inc. .............................................................................        1,875,400        112,992,850
Total SA "B" ............................................................................          558,448         67,040,793
Total SA (ADR) ..........................................................................          569,496         34,205,354
YPF SA "D" (ADR) ........................................................................        1,943,800         66,089,200
                                                                                                                -------------
                                                                                                                  523,451,023
                                                                                                                -------------
Oil/Gas Transmission 0.8%
Williams Cos., Inc. .....................................................................        1,839,400         58,860,800
                                                                                                                -------------
Metals & Minerals 1.6%
Steel & Metals
Allegheny Teledyne Inc. .................................................................        2,677,010         74,454,326
Freeport McMoRan Copper & Gold, Inc. "A" ................................................          579,010         10,820,249
J & L Specialty Steel, Inc. .............................................................        1,879,100         17,851,450
Phelps Dodge Corp. ......................................................................          340,800         22,002,900
                                                                                                                -------------
                                                                                                                  125,128,925
                                                                                                                -------------
Construction 3.5%
Building Products 1.5%
Georgia Pacific Group ...................................................................        1,778,300        115,144,925
                                                                                                                -------------
Forest Products 2.0%
Georgia Pacific Timber Group ............................................................        1,146,200         29,443,013
Westvaco Corp. ..........................................................................        1,200,000         36,900,000
Weyerhaeuser Co. ........................................................................        1,646,500         93,027,250
                                                                                                                -------------
                                                                                                                  159,370,263
                                                                                                                -------------
Transportation 1.1%
Railroads
CSX Corp. ...............................................................................        1,148,600         68,341,700
Norfolk Southern Corp. ..................................................................          423,300         15,820,838
                                                                                                                -------------
                                                                                                                   84,162,538
                                                                                                                -------------

     The accompanying notes are an integral part of the financial statements

AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Utilities 7.3%
Electric Utilities
CINergy Corp. ...........................................................................        2,133,100         78,924,700
Duke Energy Corp. .......................................................................        1,819,120        108,351,335
PacifiCorp ..............................................................................        3,640,900         89,657,163
PG & E Corp. ............................................................................        2,391,600         78,922,800
PowerGen PLC ............................................................................        1,452,478         20,294,055
PowerGen PLC (ADR) ......................................................................          289,103         16,478,871
Southern Company ........................................................................        2,170,200         60,087,413
Unicom Corp. ............................................................................        2,316,000         81,060,000
Wisconsin Energy Corp. ..................................................................        1,183,600         36,321,725
                                                                                                                -------------
                                                                                                                  570,098,062
                                                                                                                -------------
Total Common Stocks (Cost $4,925,936,814) ...............................................                       7,391,298,027
                                                                                                                -------------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $5,256,032,030) (a) ....................................         100.5         7,792,946,601
Other Assets and Liabilities, Net .......................................................          (0.5)          (38,840,832)
                                                                                                  -----         -------------
Net Assets ..............................................................................         100.0         7,754,105,769
                                                                                                  =====         =============

-----------------------------------------------------------------------------------------------------------------------------

*     Non income producing security

(a) At March 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $5,253,578,938 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ......  $2,557,408,861

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ......     (18,041,198)
                                                                 --------------

      Net unrealized appreciation .............................  $2,539,367,663
                                                                 ==============

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees amounted to $45,510,828 (0.59% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at March 31, 1998 was $36,500,000. These securities may also have certain restrictions as to resale.

(c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at March 31, 1998, amounted to $45,510,828 which represents .59% of net assets. Information concerning such restricted securities at March 31, 1998 is as follows:

                          Security                         Acquisition Date               Cost ($)
                          --------                         ----------------            ------------
         Security Capital Group, Inc.                          4/19/96                  18,250,000
         Security Capital Group, Inc., 6.5%, 3/29/16           4/19/96                  18,250,000

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(d)   Affiliated Issuer (See Notes to Financial Statements)
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 1998, aggregated $1,807,428,084 and $1,291,991,960, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities. The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 9.1%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 3/31/98 at
   5.75% to be repurchased at $6,028,963 on 4/1/98, collateralized by a
   $4,625,000 U.S. Treasury Bond, 8.875%, 8/15/17 (Cost $6,028,000) .....................        6,028,000          6,028,000
                                                                                                                   ----------

-----------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM INVESTMENTS 0.3%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Bill, 4/30/98 (Cost $204,139) .............................................          205,000            204,145
                                                                                                                   ----------

-----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 97.0%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
                                                                                               -----------
Consumer Discretionary 5.6%
Apparel & Shoes 0.1%
Liz Claiborne Inc. ......................................................................              300             14,963
Nike, Inc. "B" ..........................................................................            1,900             84,075
                                                                                                                   ----------
                                                                                                                       99,038
                                                                                                                   ----------
Department & Chain Stores 4.5%
CVS Corp. ...............................................................................              800             60,400
Charming Shoppes Inc. ...................................................................              100                475
Consolidated Stores Corp. ...............................................................              300             12,881
Costco Companies, Inc. ..................................................................            1,100             58,713
Dayton Hudson Corp. .....................................................................            1,900            167,200
Dillard's Inc. ..........................................................................              100              3,694
Gap Inc. ................................................................................            3,100            139,500
Home Depot, Inc. ........................................................................            5,200            350,675
J.C. Penney Co., Inc. ...................................................................            4,900            370,869
Kmart Corp. .............................................................................              400              6,675
Limited Inc. ............................................................................            3,600            103,275
Longs Drug Stores, Inc. .................................................................              600             18,263
Lowe's Companies, Inc. ..................................................................            1,000             70,188
May Department Stores ...................................................................            3,200            203,200
Mercantile Stores, Inc. .................................................................              200             13,438
Nordstrom, Inc. .........................................................................              800             51,050
Rite Aid Corp. ..........................................................................            2,300             78,775
Sears, Roebuck & Co. ....................................................................            4,100            235,494
TJX Companies, Inc. (New) ...............................................................            1,400             63,350
Wal-Mart Stores Inc. ....................................................................           16,800            853,650
Walgreen Co. ............................................................................            3,500            123,156
                                                                                                                   ----------
                                                                                                                    2,984,921
                                                                                                                   ----------
Home Furnishings 0.3%
Newell Companies Inc. ...................................................................            1,000             48,438
Rubbermaid, Inc. ........................................................................            2,300             65,550
Tupperware Corp. ........................................................................            3,800            101,175
                                                                                                                   ----------
                                                                                                                      215,163
                                                                                                                   ----------
Hotels & Casinos 0.1%
Hilton Hotels Corp. .....................................................................            1,000             31,875

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Marriott International, Inc. ............................................................              125              4,383
Marriott International, Inc. "A" ........................................................              100              3,581
                                                                                                                   ----------
                                                                                                                       39,839
                                                                                                                   ----------
Recreational Products 0.2%
Brunswick Corp. .........................................................................              900             31,388
Hasbro, Inc. ............................................................................            1,050             37,078
Mattel Inc. .............................................................................            2,300             91,138
                                                                                                                   ----------
                                                                                                                      159,604
                                                                                                                   ----------
Restaurants 0.3%
Darden Restaurants Inc. .................................................................              100              1,556
McDonald's Corp. ........................................................................            1,800            108,000
Tricon Global Restaurants ...............................................................            1,820             54,714
Wendy's International, Inc. .............................................................              100              2,231
                                                                                                                   ----------
                                                                                                                      166,501
                                                                                                                   ----------
Specialty Retail 0.1%
AutoZone, Inc*. .........................................................................              100              3,388
Circuit City Stores Inc. ................................................................              100              4,275
Pep Boys-- Manny, Moe & Jack ............................................................              100              2,319
Tandy Corp. .............................................................................              900             42,300
Toys "R" Us Inc. ........................................................................              100              3,006
                                                                                                                   ----------
                                                                                                                       55,288
                                                                                                                   ----------
Consumer Staples 9.4%
Alcohol 0.2%
Anheuser-Busch Companies, Inc. ..........................................................            2,500            115,781
Seagram Co., Ltd. .......................................................................              800             30,550
                                                                                                                   ----------
                                                                                                                      146,331
                                                                                                                   ----------
Consumer Electronic & Photographic Products 0.5%
Eastman Kodak Co. .......................................................................            4,000            259,500
Maytag Corp. ............................................................................            1,100             52,594
Polaroid Corp. ..........................................................................              100              4,400
Whirlpool Corp. .........................................................................              500             34,281
                                                                                                                   ----------
                                                                                                                      350,775
                                                                                                                   ----------
Consumer Specialties 0.3%
American Greeting Corp., "A" ............................................................              100              4,600
Jostens, Inc. ...........................................................................            7,300            175,200
                                                                                                                   ----------
                                                                                                                      179,800
                                                                                                                   ----------
Farming 0.0%
Archer-Daniels-Midland Co. ..............................................................              105              2,303
Pioneer Hi-Bred International, Inc. .....................................................               80              7,805
                                                                                                                   ----------
                                                                                                                       10,108
                                                                                                                   ----------
Food & Beverage 4.9%
Albertson's Inc. ........................................................................              900             47,363
American Stores Co. .....................................................................              500             13,000
Bestfoods ...............................................................................              900            105,188
Campbell Soup Co. .......................................................................            2,200            124,850
Coca-Cola Co., Inc. (b) .................................................................           17,200          1,331,925

     The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
ConAgra Inc. ............................................................................            3,100             99,588
General Mills, Inc. .....................................................................            2,000            152,000
Giant Food, Inc. "A" ....................................................................              100              3,863
H.J. Heinz Co. ..........................................................................            3,000            175,125
Hershey Foods Corp. .....................................................................              100              7,163
Kellogg Co. .............................................................................            2,700            116,438
PepsiCo Inc. ............................................................................           10,800            461,025
Quaker Oats Co. .........................................................................            2,500            143,125
Ralston Purina Group ....................................................................              200             21,200
SUPERVALU, Inc. .........................................................................              700             32,638
Unilever NV (New York shares) ...........................................................            4,200            288,225
Vlasic Foods International Inc. .........................................................              220              5,624
William Wrigley Jr. Co. .................................................................              100              8,175
Winn-Dixie Stores, Inc. .................................................................            1,900             88,113
                                                                                                                   ----------
                                                                                                                    3,224,628
                                                                                                                   ----------
Package Goods/Cosmetics 3.3%
Avon Products Inc. ......................................................................            2,100            163,800
Clorox Co. ..............................................................................              900             77,119
Colgate-Palmolive Co. ...................................................................            2,700            233,888
Gillette Co. ............................................................................            3,900            462,881
International Flavors & Fragrances, Inc. ................................................            3,800            179,075
Kimberly-Clark Corp. ....................................................................            3,900            195,488
Procter & Gamble Co. ....................................................................           10,300            869,063
                                                                                                                   ----------
                                                                                                                    2,181,314
                                                                                                                   ----------
Textiles 0.2%
Springs Industries, Inc. "A" ............................................................              200             10,988
VF Corporation ..........................................................................            1,700             89,356
                                                                                                                   ----------
                                                                                                                      100,344
                                                                                                                   ----------
Health 11.9%
Biotechnology 0.3%
Amgen Inc.* .............................................................................            1,200             73,050
Guidant Corp. ...........................................................................            1,600            117,400
                                                                                                                   ----------
                                                                                                                      190,450
                                                                                                                   ----------
Health Industry Services 0.4%
HBO & Company, Inc. .....................................................................            1,600             96,600
HEALTHSOUTH Corp. .......................................................................            1,900             53,319
Humana, Inc. ............................................................................              100              2,481
Perkin-Elmer Corp. ......................................................................              200             14,463
Shared Medical Systems Corp. ............................................................              400             31,350
United Healthcare Corp. .................................................................              900             58,275
                                                                                                                   ----------
                                                                                                                      256,488
                                                                                                                   ----------
Hospital Management 0.2%
Columbia/HCA Healthcare Corp. ...........................................................            2,900             93,525
Tenet Healthcare Corp.* .................................................................              500             18,156
                                                                                                                   ----------
                                                                                                                      111,681
                                                                                                                   ----------
Medical Supply & Specialty 0.8%
Bausch & Lomb, Inc. .....................................................................            2,000             91,375

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Becton, Dickinson & Co. .................................................................              700             47,644
Biomet Inc. .............................................................................              400             12,000
Boston Scientific Corp.* ................................................................            1,300             87,750
C.R. Bard, Inc. .........................................................................            2,000             73,500
Mallinckrodt, Inc. ......................................................................              100              3,950
Medtronic Inc. ..........................................................................            3,700            191,938
U.S. Surgical Corp. .....................................................................              700             23,100
                                                                                                                   ----------
                                                                                                                      531,257
                                                                                                                   ----------
Pharmaceuticals 10.2%
Abbott Laboratories .....................................................................            6,400            482,000
Allergan, Inc.* .........................................................................              105              3,861
American Home Products Corp. ............................................................            6,000            572,250
Baxter International Inc. ...............................................................            4,200            231,525
Bristol-Myers Squibb Co. ................................................................            8,000            834,500
Eli Lilly & Co. .........................................................................            8,400            500,850
Johnson & Johnson .......................................................................           10,200            747,788
Merck & Co., Inc. .......................................................................            9,300          1,193,888
Pfizer, Inc. ............................................................................           10,000            996,875
Pharmacia & Upjohn, Inc. ................................................................            6,000            262,500
Schering-Plough Corp. ...................................................................            5,800            473,788
Warner-Lambert Co. ......................................................................            2,400            408,750
                                                                                                                   ----------
                                                                                                                    6,708,575
                                                                                                                   ----------
Communications 6.7%
Cellular Telephone 0.0%
AirTouch Communications, Inc.* ..........................................................              100              4,894
                                                                                                                   ----------
Telephone/Communications 6.7%
Alltel Corp. ............................................................................            1,100             48,056
American Telephone & Telegraph Co. ......................................................           12,800            840,000
Ameritech Corp. .........................................................................            8,100            400,444
Bell Atlantic Corp. .....................................................................            7,503            769,058
BellSouth Corp. .........................................................................            4,500            304,031
Frontier Corp. ..........................................................................            2,200             71,638
GTE Corp. ...............................................................................            8,800            526,900
MCI Communications Corp. ................................................................              900             44,550
SBC Communicatons, Inc. .................................................................           12,438            542,608
Sprint Corp. ............................................................................              300             20,306
US West Inc. ............................................................................           11,400            624,150
WorldCom, Inc. ..........................................................................            5,500            236,844
                                                                                                                   ----------
                                                                                                                    4,428,585
                                                                                                                   ----------
Financial 15.3%
Banks 9.1%
BB&T Corporation ........................................................................            1,100             74,456
Banc One Corp. ..........................................................................            6,710            424,408
Bank of New York Co., Inc. ..............................................................            2,400            150,750
BankAmerica Corp. .......................................................................            5,000            413,125
BankBoston Corp. ........................................................................            1,600            176,400
Chase Manhattan Corp. ...................................................................            3,500            472,063
Citicorp ................................................................................            3,200            454,400

     The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Comerica Inc. ...........................................................................              700             74,069
CoreStates Financial Corp. ..............................................................            2,300            206,425
Fifth Third Bancorp. ....................................................................              150             12,825
First Chicago NBD Corp. .................................................................            2,200            193,875
First Union Corp. .......................................................................            6,200            351,850
Fleet Financial Group Inc. ..............................................................            2,600            221,163
H.F. Ahmanson & Co. .....................................................................              100              7,750
Huntington Bancshares Inc. ..............................................................            1,200             43,725
J.P. Morgan & Co., Inc. .................................................................            2,500            335,781
KeyCorp .................................................................................            5,100            192,844
MBNA Corp. ..............................................................................            4,650            166,528
Mellon Bank Corp. .......................................................................            2,700            171,450
Mercantile Bancorporation Inc. ..........................................................            1,100             60,294
National City Corp. .....................................................................            3,400            249,263
NationsBank Corp. .......................................................................            7,406            540,175
Norwest Corp. ...........................................................................            5,300            220,281
PNC Bank Corp. ..........................................................................            3,800            227,763
State Street Corp. ......................................................................              300             20,419
Summit Bancorp. .........................................................................            1,800             90,113
SunTrust Banks, Inc. ....................................................................              100              7,538
US Bancorp ..............................................................................            1,702            212,325
Wachovia Corp. ..........................................................................            1,300            110,256
Washington Mutual, Inc. .................................................................            1,360             97,538
                                                                                                                   ----------
                                                                                                                    5,979,852
                                                                                                                   ----------
Insurance 3.0%
Aetna Inc. ..............................................................................              100              8,344
Allstate Corp. ..........................................................................            2,500            229,844
American General Corp. ..................................................................            3,100            200,531
American International Group, Inc. ......................................................            3,700            465,969
Aon Corp. ...............................................................................            1,550            100,363
Chubb Corp. .............................................................................              200             15,675
Cigna Corp. .............................................................................              400             82,000
Cincinnati Financial Corp. ..............................................................              300             37,575
Conseco, Inc. ...........................................................................              700             39,638
General Re Corp. ........................................................................              200             44,125
Hartford Financial Services Group Inc. ..................................................              200             21,700
Jefferson Pilot Corp. ...................................................................              600             53,363
Lincoln National Corp. ..................................................................            1,400            118,825
Marsh & McLennan Companies, Inc. ........................................................            3,000            261,938
Providian Financial Corp. ...............................................................              600             34,463
Safeco Corp. ............................................................................            1,700             92,916
St. Paul Companies, Inc. ................................................................            1,100             98,038
SunAmerica, Inc. ........................................................................              850             40,694
Torchmark Corp. .........................................................................              400             18,325
Transamerica Corp. ......................................................................              100             11,650
UNUM Corp. ..............................................................................              200             11,038
USF&G Corp. .............................................................................              100              2,494
                                                                                                                   ----------
                                                                                                                    1,989,508
                                                                                                                   ----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Consumer Finance 0.2%
Beneficial Corp. ........................................................................              800             99,450
                                                                                                                   ----------
Other Financial Companies 3.0%
American Express Co.* ...................................................................            3,300            302,981
Federal Home Loan Mortgage Corp. ........................................................            3,200            151,800
Federal National Mortgage Association ...................................................            8,000            506,000
Green Tree Financial Corp. ..............................................................              900             25,594
Household International, Inc. ...........................................................              900            123,975
Morgan Stanley, Dean Witter Discover Co. ................................................            4,995            364,011
Travelers Group, Inc. ...................................................................            8,919            535,140
                                                                                                                   ----------
                                                                                                                    2,009,501
                                                                                                                   ----------
Media 2.3%
Advertising 0.1%
Interpublic Group of Companies Inc. .....................................................              250             15,531
Omnicom Group, Inc. .....................................................................            1,600             75,300
                                                                                                                   ----------
                                                                                                                       90,831
                                                                                                                   ----------
Broadcasting & Entertainment 1.6%
CBS Corp. ...............................................................................            5,300            179,869
Clear Channel Communications, Inc.* .....................................................              100              9,800
Time Warner Inc. ........................................................................            3,800            273,600
U.S. West Media Group ...................................................................            1,600             55,600
Viacom Inc. "B" .........................................................................              800             43,000
Walt Disney Co. .........................................................................            4,700            501,725
                                                                                                                   ----------
                                                                                                                    1,063,594
                                                                                                                   ----------
Cable Television 0.3%
Comcast Corp. "A" .......................................................................            2,100             74,156
Tele-Communications Inc. "A" ............................................................            4,027            125,215
                                                                                                                   ----------
                                                                                                                      199,371
                                                                                                                   ----------
Print Media 0.3%
Gannett Co., Inc. .......................................................................            2,000            143,750
Harcourt General, Inc. ..................................................................              100              5,538
Knight-Ridder, Inc. .....................................................................              200             11,175
New York Times Co. "A" ..................................................................              100              7,000
Times Mirror Co. "A" ....................................................................              100              6,338
Tribune Co. .............................................................................              500             35,250
                                                                                                                   ----------
                                                                                                                      209,051
                                                                                                                   ----------
Service Industries 3.0%
EDP Services 0.2%
Automatic Data Processing, Inc.                                                                      1,300             88,481
First Data Corp.                                                                                     1,500             48,750
                                                                                                                   ----------
                                                                                                                      137,231
                                                                                                                   ----------
Environmental Services 0.5%
Browning Ferris Industries                                                                           3,700            120,713
Waste Management Inc.                                                                                6,600            203,363
                                                                                                                   ----------
                                                                                                                      324,076
                                                                                                                   ----------

     The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Investment 0.5%
Charles Schwab Corp. ....................................................................            1,850             70,300
Lehman Brothers Holdings, Inc. ..........................................................              600             44,925
Merrill Lynch & Co., Inc. ...............................................................            2,700            224,100
                                                                                                                   ----------
                                                                                                                      339,325
                                                                                                                   ----------
Miscellaneous Commercial Services 0.1%
Cognizant Corp. .........................................................................              300             17,213
Ecolab, Inc. ............................................................................              200              5,800
Safety-Kleen Corp. ......................................................................              100              2,838
Sysco Corp. .............................................................................              800             20,500
                                                                                                                   ----------
                                                                                                                       46,351
                                                                                                                   ----------
Miscellaneous Consumer Services 0.4%
Cendant Corporation .....................................................................            4,980            197,333
H & R Block Inc. ........................................................................            1,400             66,588
Service Corp. International .............................................................              200              8,488
                                                                                                                   ----------
                                                                                                                      272,409
                                                                                                                   ----------
Printing/Publishing 1.3%
Deluxe Corp. ............................................................................            8,200            270,088
Dow Jones & Co., Inc. ...................................................................              400             21,175
Dun & Bradstreet Corp. ..................................................................            8,400            287,175
Equifax Inc. ............................................................................              700             25,550
John H. Harland Co. .....................................................................              500              7,781
McGraw-Hill Inc. ........................................................................            1,800            136,913
R.R. Donnelley & Sons Co. ...............................................................            2,100             86,231
                                                                                                                   ----------
                                                                                                                      834,913
                                                                                                                   ----------
Durables 5.8%
Aerospace 1.3%
AlliedSignal Inc. .......................................................................            3,400            142,800
Boeing Co. ..............................................................................            5,950            310,144
Lockheed Martin Corp. ...................................................................            1,100            123,750
Northrop Grumman Corp. ..................................................................              700             75,206
Rockwell International Corp. ............................................................            1,400             80,325
United Technologies Corp. ...............................................................            1,500            138,469
                                                                                                                   ----------
                                                                                                                      870,694
                                                                                                                   ----------
Automobiles 2.4%
Chrysler Corp. ..........................................................................            8,700            361,594
Cummins Engine Co., Inc. ................................................................              200             11,025
Dana Corp. ..............................................................................              900             52,369
Eaton Corp. .............................................................................              500             47,594
Echlin, Inc. ............................................................................              100              5,244
Ford Motor Co. ..........................................................................           10,200            661,088
General Motors Corp. ....................................................................            5,300            357,419
Genuine Parts Co. .......................................................................            2,800            106,750
Midas Inc. ..............................................................................               16                330
                                                                                                                   ----------
                                                                                                                    1,603,413
                                                                                                                   ----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Construction/Agricultural Equipment 0.5%
Case Corp. ..............................................................................              100              6,813
Caterpillar Inc. ........................................................................            3,300            181,706
Deere & Co. .............................................................................            1,900            117,681
                                                                                                                   ----------
                                                                                                                      306,200
                                                                                                                   ----------
Leasing Companies 0.0%
Ryder System, Inc. ......................................................................              100              3,800
                                                                                                                   ----------
Telecommunications Equipment 1.5%
Andrew Corp.* ...........................................................................              250              4,953
DSC Communications Corp. ................................................................              800             14,550
General Instrument Corp. ................................................................              500             10,469
Lucent Technologies Inc. ................................................................            4,800            613,800
Northern Telecom Ltd. ...................................................................            4,000            258,500
Scientific-Atlanta, Inc. ................................................................              300              5,869
Tellabs, Inc. ...........................................................................            1,400             93,975
                                                                                                                   ----------
                                                                                                                    1,002,116
                                                                                                                   ----------
Tires 0.1%
Cooper Tire & Rubber Co. ................................................................              100              2,375
Goodyear Tire & Rubber Co. ..............................................................            1,000             75,750
                                                                                                                   ----------
                                                                                                                       78,125
                                                                                                                   ----------
Manufacturing 11.0%
Chemicals 2.2%
B.F. Goodrich Co., Inc. .................................................................            1,100             56,169
Dow Chemical Co. ........................................................................            4,000            389,000
E.I. du Pont de Nemours & Co. ...........................................................            8,800            598,400
Eastman Chemical Co. ....................................................................            1,300             87,669
Engelhard Corp. .........................................................................              100              1,900
Great Lakes Chemicals Corp. .............................................................              100              5,400
Hercules, Inc. ..........................................................................            1,200             59,250
Monsanto Co. ............................................................................            3,100            161,200
Morton International, Inc. ..............................................................              400             13,125
Praxair, Inc. ...........................................................................              100              5,144
Rohm & Haas Co. .........................................................................              500             51,656
Sigma-Aldrich Corp. .....................................................................              100              3,725
Union Carbide Corp. .....................................................................              600             30,075
W.R. Grace & Co. (New) ..................................................................              100              8,369
                                                                                                                   ----------
                                                                                                                    1,471,082
                                                                                                                   ----------
Containers & Paper 0.5%
Crown Cork & Seal Co. Inc. ..............................................................              400             21,400
Fort James Corp. ........................................................................            1,700             77,881
International Paper Co. .................................................................            2,000             93,625
Stone Container Corp. ...................................................................              200              2,500
Temple-Inland, Inc. .....................................................................              200             12,425
Union Camp Corp. ........................................................................            1,800            107,550
                                                                                                                   ----------
                                                                                                                      315,381
                                                                                                                   ----------
Diversified Manufacturing 5.4%
Aeroquip-Vickers Inc. ...................................................................              300             17,344
Cooper Industries, Inc. .................................................................            2,100            124,819

     The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Dover Corp. .............................................................................            1,000             38,000
Dresser Industries, Inc. ................................................................            2,200            105,738
General Electric Co. ....................................................................           26,100          2,249,494
Honeywell, Inc. .........................................................................              900             74,419
ITT Industries Inc. .....................................................................              500             19,031
Minnesota Mining & Manufacturing Co. ....................................................            4,400            401,225
National Service Industries, Inc. .......................................................            1,100             64,694
TRW, Inc. ...............................................................................              300             16,538
Tenneco, Inc. ...........................................................................            3,000            128,063
Textron, Inc. ...........................................................................            1,300            100,100
Tyco International Ltd. (New) ...........................................................            4,200            229,425
Whitman Corp. ...........................................................................              100              1,975
                                                                                                                   ----------
                                                                                                                    3,570,865
                                                                                                                   ----------
Electrical Products 0.5%
Emerson Electric Co. ....................................................................            4,100            267,269
Raychem Corp. ...........................................................................              400             16,625
Thomas & Betts Corp. ....................................................................              900             57,600
                                                                                                                   ----------
                                                                                                                      341,494
                                                                                                                   ----------
Hand Tools 0.2%
Black & Decker Corp. ....................................................................              100              5,306
Briggs & Stratton Corp. .................................................................              600             27,488
Snap-On, Inc. ...........................................................................              300             13,688
Stanley Works ...........................................................................              900             50,175
                                                                                                                   ----------
                                                                                                                       96,657
                                                                                                                   ----------
Industrial Specialty 0.5%
Avery Dennison Corp. ....................................................................              800             42,700
Corning Inc. ............................................................................            2,300            101,775
PPG Industries, Inc. ....................................................................            1,700            115,494
Pall Corp. ..............................................................................            4,200             90,300
Sherwin-Williams Co. ....................................................................              200              7,100
                                                                                                                   ----------
                                                                                                                      357,369
                                                                                                                   ----------
Machinery/Components/Controls 0.4%
Cincinnati Milacron, Inc. ...............................................................              800             25,500
General Signal Corp. ....................................................................            1,800             84,150
Harnischfeger Industries, Inc. ..........................................................              100              3,419
Illinois Tool Works Inc. ................................................................              900             58,275
Ingersoll-Rand Co. ......................................................................            1,150             55,128
Parker-Hannifin Group ...................................................................              900             46,125
Timken Co. ..............................................................................              400             13,525
                                                                                                                   ----------
                                                                                                                      286,122
                                                                                                                   ----------
Office Equipment/Supplies 1.2%
Moore Corp. Ltd. ........................................................................           18,800            313,079
Pitney Bowes, Inc. ......................................................................            3,000            150,563
Xerox Corp. .............................................................................            2,900            308,669
                                                                                                                   ----------
                                                                                                                      772,311
                                                                                                                   ----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Specialty Chemicals 0.1%
Air Products & Chemicals, Inc. ..........................................................              500             41,438
Nalco Chemical Co. ......................................................................              900             36,506
                                                                                                                   ----------
                                                                                                                       77,944
                                                                                                                   ----------
Technology 10.9%
Computer Software 3.4%
Adobe Systems Inc. ......................................................................              500             22,594
Autodesk, Inc. ..........................................................................              500             21,563
Bay Networks Inc.* ......................................................................            2,100             56,963
Computer Associates International, Inc. .................................................            4,300            248,325
Microsoft Corp. .........................................................................           18,100          1,619,950
Oracle Systems Corp. ....................................................................            7,000            220,938
Parametric Technology Corp. .............................................................              900             29,981
                                                                                                                   ----------
                                                                                                                    2,220,314
                                                                                                                   ----------
Diverse Electronic Products 0.7%
Applied Materials, Inc.* ................................................................            3,100            109,469
Harris Corp. ............................................................................              800             41,700
KLA Tencor Corp. ........................................................................            1,000             38,250
Motorola Inc. ...........................................................................            4,500            272,813
                                                                                                                   ----------
                                                                                                                      462,232
                                                                                                                   ----------
EDP Peripherals 0.2%
EMC Corp. ...............................................................................            3,800            143,688
Seagate Technology, Inc. ................................................................              800             20,200
                                                                                                                   ----------
                                                                                                                      163,888
                                                                                                                   ----------
Electronic Components/Distributors 0.3%
AMP Inc. ................................................................................            4,000            175,250
                                                                                                                   ----------
Electronic Data Processing 3.2%
Apple Computer, Inc.* ...................................................................              800             22,000
Ceridian Corp.* .........................................................................              100              5,394
Compaq Computer Corp. ...................................................................           11,430            295,751
Data General Corp. ......................................................................              200              3,538
Dell Computer Corp ......................................................................            5,700            386,175
Digital Equipment Corp..* ...............................................................            1,100             57,544
Hewlett-Packard Co. .....................................................................            6,900            437,288
International Business Machines Corp. ...................................................            7,100            737,513
Silicon Graphics Inc ....................................................................              700              9,756
Sun Microsystems, Inc. ..................................................................            2,300             95,953
Unisys Corp. ............................................................................            3,200             60,800
                                                                                                                   ----------
                                                                                                                    2,111,712
                                                                                                                   ----------
Military Electronics 0.2%
Computer Sciences Corp. .................................................................              200             11,000
EG&G, Inc. ..............................................................................            1,800             52,313
General Dynamics Corp. ..................................................................              100              8,613
Raytheon Co. "B" ........................................................................            1,200             70,050
                                                                                                                   ----------
                                                                                                                      141,976
                                                                                                                   ----------

     The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Office/Plant Automation 1.0%
3Com Corp. ..............................................................................            2,500             89,844
Cabletron Systems Inc. ..................................................................              500              7,281
Cisco Systems, Inc.* ....................................................................            7,650            523,069
Novell Inc. .............................................................................              700              7,503
                                                                                                                   ----------
                                                                                                                      627,697
                                                                                                                   ----------
Semiconductors 1.9%
Advanced Micro Devices Inc. .............................................................            1,100             31,969
Intel Corp. .............................................................................           12,000            936,750
LSI Logic Corp. .........................................................................            1,300             32,825
Micron Technology Inc. ..................................................................            1,700             49,406
National Semiconductor Corp. ............................................................              900             18,844
Texas Instruments Inc. ..................................................................            3,700            200,263
                                                                                                                   ----------
                                                                                                                    1,270,057
                                                                                                                   ----------
Energy 7.6%
Engineering 0.2%
Fluor Corp. .............................................................................              700             34,825
Foster Wheeler Corp. ....................................................................            1,700             51,956
McDermott International Inc. ............................................................              300             12,394
                                                                                                                   ----------
                                                                                                                       99,175
                                                                                                                   ----------
Oil & Gas Production 0.3%
Burlington Resources, Inc. ..............................................................              100              4,794
Kerr-McGee Corp. ........................................................................              200             13,913
Occidental Petroleum Corp. ..............................................................            5,900            172,944
                                                                                                                   ----------
                                                                                                                      191,651
                                                                                                                   ----------
Oil Companies 6.4%
Amerada Hess Corp. ......................................................................              100              5,831
Amoco Corp. .............................................................................            4,800            414,600
Ashland Inc. ............................................................................              100              5,663
Atlantic Richfield Co. ..................................................................            4,500            353,813
Chevron Corp. ...........................................................................            5,500            441,719
Exxon Corp. .............................................................................           18,300          1,237,538
Mobil Corp. .............................................................................            6,600            505,725
Phillips Petroleum Co. ..................................................................            1,900             94,881
Royal Dutch Petroleum Co. (New York shares) .............................................           15,100            857,816
Sun Co., Inc. ...........................................................................              400             16,350
Texaco Inc. .............................................................................            4,200            253,050
USX Marathon Group ......................................................................              800             30,100
Unocal Corp. ............................................................................              100              3,869
                                                                                                                   ----------
                                                                                                                    4,220,955
                                                                                                                   ----------
Oil/Gas Transmission 0.0%
Enron Corp. .............................................................................              200              9,275
Sonat, Inc. .............................................................................              100              4,350
Williams Cos., Inc. .....................................................................              400             12,800
                                                                                                                   ----------
                                                                                                                       26,425
                                                                                                                   ----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment 0.7%
Baker Hughes, Inc. ......................................................................            1,300             52,325
Halliburton Co. .........................................................................            2,400            120,450
Rowan Companies, Inc. ...................................................................              400             11,600
Schlumberger Ltd. .......................................................................            4,000            303,000
                                                                                                                   ----------
                                                                                                                      487,375
                                                                                                                   ----------
Metals & Minerals 0.7%
Precious Metals 0.2%
Barrick Gold Corp. ......................................................................              100              2,163
Battle Mountain Gold Co. "A" ............................................................              100                638
Echo Bay Mines, Ltd. ....................................................................              100                231
Freeport McMoRan Copper & Gold, Inc. "B" ................................................            5,600            111,650
Homestake Mining Co. ....................................................................              100              1,088
Newmont Mining Corp. ....................................................................              143              4,370
Placer Dome Inc. ........................................................................              100              1,312
                                                                                                                   ----------
                                                                                                                      121,452
                                                                                                                   ----------
Steel & Metals 0.5%
Alcan Aluminium Ltd. ....................................................................              300              9,375
Allegheny Teledyne Inc. .................................................................            1,800             50,063
Aluminum Co. of America .................................................................              400             27,525
Asarco, Inc. ............................................................................              100              2,669
Bethlehem Steel Corp..* .................................................................              100              1,356
Cyprus Amax Minerals Co. ................................................................            4,500             74,813
Inco Ltd. ...............................................................................              100              1,869
Nucor Corp. .............................................................................              100              5,444
Phelps Dodge Corp. ......................................................................              800             51,650
Reynolds Metals Co. .....................................................................              800             49,150
USX-US Steel Group, Inc. ................................................................              900             33,975
Worthington Industries, Inc..* ..........................................................            2,000             36,250
                                                                                                                   ----------
                                                                                                                      344,139
                                                                                                                   ----------
Construction 0.7%
Building Products 0.2%
Armstrong World Industries, Inc. ........................................................              600             51,938
Georgia Pacific Group ...................................................................              400             25,900
Hussmann International, Inc. ............................................................               50                938
Masco Corp. .............................................................................            1,200             71,400
                                                                                                                   ----------
                                                                                                                      150,176
                                                                                                                   ----------
Forest Products 0.4%
Louisiana-Pacific Corp. .................................................................              300              6,975
Potlatch Corp. ..........................................................................            2,200             94,738
Westvaco Corp. ..........................................................................              800             24,600
Weyerhaeuser Co. ........................................................................            2,900            163,850
                                                                                                                   ----------
                                                                                                                      290,163
                                                                                                                   ----------
Homebuilding 0.1%
Kaufman & Broad Home Corp. ..............................................................              200              6,513
                                                                                                                   ----------

     The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Transportation 1.0%
Air Freight 0.0%
FDX Corp. ...............................................................................              160             11,380
                                                                                                                   ----------
Airlines 0.2%
Southwest Airlines Co. ..................................................................              400             11,825
US Airways Group, Inc..* ................................................................            1,300             96,363
                                                                                                                   ----------
                                                                                                                      108,188
                                                                                                                   ----------
Railroads 0.8%
Burlington Northern Santa Fe ............................................................              800             83,200
CSX Corp. ...............................................................................            2,500            148,750
Norfolk Southern Corp. ..................................................................            3,500            130,813
Union Pacific Corp. .....................................................................            2,700            151,706
                                                                                                                   ----------
                                                                                                                      514,469
                                                                                                                   ----------
Miscellaneous 0.0%
Laidlaw, Inc. ...........................................................................            1,600             25,460
                                                                                                                   ----------
Utilities 5.1%
Electric Utilities 4.5%
Ameren Corp. ............................................................................            3,100            130,588
American Electric Power Co. .............................................................              300             15,075
Baltimore Gas & Electric Co. ............................................................              500             16,344
CINergy Corp. ...........................................................................              600             22,200
Carolina Power & Light Co. ..............................................................              100              4,525
Central & South West Corp. ..............................................................           12,400            331,700
Consolidated Edison Inc. ................................................................            4,500            210,375
DTE Energy Co. ..........................................................................            3,400            133,663
Dominion Resources Inc. .................................................................            6,600            277,200
Duke Energy Corp. .......................................................................              204             12,151
Edison International ....................................................................              100              2,938
Entergy Corp. ...........................................................................            4,800            142,800
FPL Group, Inc. .........................................................................              100              6,425
FirstEnergy Corp. .......................................................................            1,900             58,544
GPU, Inc. ...............................................................................              100              4,425
Houston Industries Inc. .................................................................            9,911            284,941
Northern States Power Co. ...............................................................              200             11,800
P G & E Corp. ...........................................................................              100              3,300
PP&L Resources, Inc. ....................................................................           14,000            330,750
PacifiCorp ..............................................................................              100              2,463
Peco Energy Co. .........................................................................           11,300            250,013
Public Service Enterprise Group .........................................................           12,700            481,013
Southern Company ........................................................................            6,000            166,125
Texas Utilities Co., Inc. ...............................................................              222              8,727
Unicom Corp. ............................................................................            1,600             56,000
                                                                                                                   ----------
                                                                                                                    2,964,085
                                                                                                                   ----------
Natural Gas Distribution 0.6%
Consolidated Natural Gas Corp. ..........................................................              600             34,613
Eastern Enterprises .....................................................................            1,500             64,500
NICOR, Inc. .............................................................................              100              4,225
ONEOK, Inc. .............................................................................              200              8,150

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Pacific Enterprises .....................................................................            2,100             85,706
Peoples Energy Corp. ....................................................................            4,600            167,325
                                                                                                                   ----------
                                                                                                                      364,519
                                                                                                                   ----------
Total Common Stocks (Cost $52,793,132) ..................................................                          63,993,871
                                                                                                                   ----------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $59,025,271) (a) .......................................         106.4            70,226,016
Other Assets and Liabilities, Net .......................................................          (6.4)           (4,228,841)
                                                                                                  -----            ----------
Net Assets ..............................................................................         100.0            65,997,175
                                                                                                  =====            ==========

-----------------------------------------------------------------------------------------------------------------------------

*     Non income producing security.

(a) At March 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $59,025,271 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ........  $ 11,593,966

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ........      (393,221)
                                                                   ------------

      Net unrealized appreciation ...............................  $ 11,200,745
                                                                   ============

(b) At March 31, 1998, this security, in whole or in part, has been pledged to cover initial margin requirements for open futures contracts.

      At March 31, 1998, open futures contracts purchased were as follows:

                                                                             Number of         Aggregate           Market
                          Futures                       Expiration           Contracts       Face Value ($)      Value ($)
                          -------                       ----------           ----------      --------------     ----------
         S&P 500 Index ...........................      June, 1998              4              1,115,899         1,111,000
                                                                                                                ----------

      Total net unrealized depreciation on open futures contracts purchased ..............................          (4,899)
                                                                                                                ==========

      The aggregate face value of futures contracts opened and closed during the six months ended March 31, 1998 was $21,557,180 and $22,819,192, respectively.

--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 1998 aggregated $21,392,180 and $317,139, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 5.1%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 3/31/98 at 5.85%
   to be repurchased at $70,880,517 on 4/1/98, collateralized by a $21,065,000
   U.S. Treasury Note, 6.375%, 3/31/01 and a $48,692,000 U.S. Treasury Note,
   6.125%, 12/31/01 (Cost $70,869,000) ..................................................       70,869,000         70,869,000
                                                                                                                -------------
-----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 94.9%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
                                                                                               -----------
Consumer Discretionary 10.1%
Department & Chain Stores 6.9%
Costco Companies, Inc. ..................................................................          353,700         18,878,738
Dayton Hudson Corp. .....................................................................          275,200         24,217,600
Home Depot, Inc. ........................................................................          540,000         36,416,250
Walgreen Co. ............................................................................          500,000         17,593,750
                                                                                                                -------------
                                                                                                                   97,106,338
                                                                                                                -------------
Hotels & Casinos 1.0%
Mirage Resorts, Inc. ....................................................................          525,000         12,764,063
                                                                                                                -------------
Specialty Retail 2.2%
AutoZone, Inc.* .........................................................................          463,700         15,707,838
Tiffany & Co.* ..........................................................................          320,000         15,580,000
                                                                                                                -------------
                                                                                                                   31,287,838
                                                                                                                -------------
Consumer Staples 5.0%
Food & Beverage 2.6%
H.J. Heinz Co. ..........................................................................          300,000         17,512,500
Keebler Foods Co. .......................................................................          111,700          3,351,000
Suiza Foods Corp. .......................................................................          258,600         15,903,900
                                                                                                                -------------
                                                                                                                   36,767,400
                                                                                                                -------------
Package Goods/Cosmetics 2.4%
Procter & Gamble Co. ....................................................................          391,400         33,024,375
                                                                                                                -------------
Health 9.7%
Health Industry Services 1.8%
HEALTHSOUTH Corp. .......................................................................          636,200         17,853,363
Total Renal Care Holdings, Inc. .........................................................          224,900          7,491,981
                                                                                                                -------------
                                                                                                                   25,345,344
                                                                                                                -------------
Medical Supply & Specialty 1.5%
Becton, Dickinson & Co. .................................................................          314,000         21,371,625
                                                                                                                -------------
Pharmaceuticals 6.4%
American Home Products Corp. ............................................................          140,000         13,352,500
Bristol-Myers Squibb Co. ................................................................          185,500         19,349,969
Johnson & Johnson .......................................................................          174,300         12,778,369
Merck & Co., Inc. .......................................................................          100,000         12,837,500
Novartis AG (ADR) .......................................................................          197,100         17,511,103
Schering-Plough Corp. ...................................................................          168,900         13,797,019
                                                                                                                -------------
                                                                                                                   89,626,460
                                                                                                                -------------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Communications 1.7%
Telephone/Communications
Ameritech Corp. .........................................................................          290,600         14,366,538
WorldCom, Inc.* .........................................................................          230,900          9,943,131
                                                                                                                -------------
                                                                                                                   24,309,669
                                                                                                                -------------
Financial 20.9%
Banks 3.6%
BankAmerica Corp. .......................................................................          350,600         28,968,325
Citicorp ................................................................................          155,000         22,010,000
                                                                                                                -------------
                                                                                                                   50,978,325
                                                                                                                -------------
Insurance 9.1%
Allstate Corp. ..........................................................................          150,000         13,790,625
American International Group, Inc. ......................................................          293,200         36,924,875
Conseco, Inc. ...........................................................................          375,000         21,234,375
EXEL Ltd. (ADR) .........................................................................          520,000         40,300,000
MBIA, Inc. ..............................................................................          192,000         14,880,000
                                                                                                                -------------
                                                                                                                  127,129,875
                                                                                                                -------------
Consumer Finance 1.7%
Associates First Capital Corp. ..........................................................          301,700         23,834,300
                                                                                                                -------------
Other Financial Companies 6.5%
American Express Co.* ...................................................................          409,900         37,633,944
Federal National Mortgage Association ...................................................          410,000         25,932,500
Travelers Group, Inc. ...................................................................          462,300         27,738,000
                                                                                                                -------------
                                                                                                                   91,304,444
                                                                                                                -------------
Media 3.4%
Advertising 1.8%
Omnicom Group, Inc. .....................................................................          537,000         25,272,563
                                                                                                                -------------
Cable Television 1.6%
Tele-Comm Liberty Media Group "A"* ......................................................          630,000         21,656,250
Tele-Communications Inc. "A"* ...........................................................            8,071            250,958
                                                                                                                -------------
                                                                                                                   21,907,208
                                                                                                                -------------
Service Industries 4.3%
Investment 2.8%
Franklin Resources, Inc. ................................................................          353,400         18,730,200
Merrill Lynch & Co., Inc. ...............................................................          240,000         19,920,000
                                                                                                                -------------
                                                                                                                   38,650,200
                                                                                                                -------------
Miscellaneous Commercial Services 1.5%
AccuStaff, Inc.* ........................................................................          627,900         21,662,550
                                                                                                                -------------
Durables 5.2%
Aerospace 4.0%
Lockheed Martin Corp. ...................................................................          182,600         20,542,500
Rockwell International Corp. ............................................................          235,000         13,483,125
United Technologies Corp.* ..............................................................          230,000         21,231,875
                                                                                                                -------------
                                                                                                                   55,257,500
                                                                                                                -------------

     The accompanying notes are an integral part of the financial statements

AARP CAPITAL GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment 1.2%
Nokia AB Oy "A" (ADR) ...................................................................          159,200         17,183,650
                                                                                                                -------------
Manufacturing 10.8%
Chemicals 3.0%
E.I. du Pont de Nemours & Co. ...........................................................          280,000         19,040,000
Praxair, Inc. ...........................................................................          195,700         10,066,319
Sigma-Aldrich Corp. .....................................................................          352,000         13,112,000
                                                                                                                -------------
                                                                                                                   42,218,319
                                                                                                                -------------
Diversified Manufacturing 3.6%
Dresser Industries, Inc. ................................................................          325,000         15,620,313
General Electric Co. ....................................................................          190,000         16,375,625
Textron, Inc. ...........................................................................          240,000         18,480,000
                                                                                                                -------------
                                                                                                                   50,475,938
                                                                                                                -------------
Electrical Products 0.8%
Emerson Electric Co. ....................................................................          166,000         10,821,125
                                                                                                                -------------
Machinery/Components/Controls 3.3%
Ingersoll-Rand Co. ......................................................................          300,000         14,381,250
Parker-Hannifin Group ...................................................................          605,500         31,031,875
                                                                                                                -------------
                                                                                                                   45,413,125
                                                                                                                -------------
Office Equipment/Supplies 0.1%
Steelcase, Inc. .........................................................................           51,200          1,868,800
                                                                                                                -------------
Technology 11.4%
Computer Software 1.0%
Computer Associates International, Inc. .................................................          242,100         13,981,275
                                                                                                                -------------
Diverse Electronic Products 2.3%
Applied Materials, Inc.* ................................................................          516,700         18,245,969
Harris Corp. ............................................................................          261,300         13,620,263
                                                                                                                -------------
                                                                                                                   31,866,232
                                                                                                                -------------
Electronic Data Processing 5.8%
Compaq Computer Corp. ...................................................................          960,000         24,840,000
Hewlett-Packard Co. .....................................................................          265,000         16,794,375
International Business Machines Corp. ...................................................          199,100         20,681,513
Sun Microsystems, Inc. ..................................................................          460,000         19,190,625
                                                                                                                -------------
                                                                                                                   81,506,513
                                                                                                                -------------
Semiconductors 2.3%
Intel Corp. .............................................................................          405,000         31,615,313
                                                                                                                -------------
Energy 11.1%
Oil Companies 6.9%
Atlantic Richfield Co. ..................................................................          200,000         15,725,000
Exxon Corp. .............................................................................          350,000         23,668,750
Mobil Corp. .............................................................................          180,000         13,792,500
Repsol SA (ADR) .........................................................................          254,800         12,962,950
Royal Dutch Petroleum Co. (New York shares) .............................................          520,000         29,542,500
                                                                                                                -------------
                                                                                                                   95,691,700
                                                                                                                -------------
Oil/Gas Transmission 1.1%
Williams Cos., Inc. .....................................................................          474,800         15,193,600
                                                                                                                -------------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment 3.1%
Diamond Offshore Drilling, Inc. .........................................................          240,000         10,890,000
Santa Fe International Corp.* ...........................................................          280,000         10,622,500
Schlumberger Ltd. .......................................................................          295,000         22,346,250
                                                                                                                -------------
                                                                                                                   43,858,750
                                                                                                                -------------
Transportation 1.3%
Airlines 0.7%
AMR Corp.* ..............................................................................           70,000         10,023,119
                                                                                                                -------------
Railroads 0.6%
Wisconsin Central Transportation Co. ....................................................          318,200          8,959,319
                                                                                                                -------------
Total Common Stocks (Cost $786,321,796) .................................................                       1,328,276,855
                                                                                                                -------------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $857,190,796) (a) ......................................         100.0         1,399,145,855
Other Assets and Liabilities, Net .......................................................           0.0               503,785
                                                                                                  -----         -------------
Net Assets ..............................................................................         100.0         1,399,649,640
                                                                                                  =====         =============

-----------------------------------------------------------------------------------------------------------------------------

*     Non income producing security.

(a) At March 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $857,190,796 was as follows:

      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost ......    $546,099,663

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ......      (4,144,604)
                                                                   ------------

      Net unrealized appreciation .............................    $541,955,059
                                                                   ============

--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 1998, aggregated $276,677,633 and $259,905,319, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM INVESTMENTS 5.4%
-----------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., 4/1/98 (Cost $5,225,000) ..............................        5,225,000          5,225,000
                                                                                                                   ----------

-----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 97.7%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
                                                                                               -----------
Consumer Discretionary 8.9%
Apparel & Shoes 0.8%
Brown Group, Inc. .......................................................................           20,000            287,500
Oxford Industries, Inc. .................................................................           15,200            476,900
                                                                                                                   ----------
                                                                                                                      764,400
                                                                                                                   ----------
Department & Chain Stores 0.7%
Ames Department Stores, Inc.* ...........................................................           31,600            667,550
                                                                                                                   ----------
Home Furnishings 3.3%
Bush Industries, Inc. "A" ...............................................................            9,400            266,725
Ethan Allen Interiors Inc. ..............................................................            7,200            430,200
Interface, Inc. .........................................................................           11,100            461,344
La-Z-Boy Inc. ...........................................................................           11,800            589,263
Mikasa, Inc. ............................................................................           17,900            241,650
Oneida Ltd. .............................................................................           25,200            768,600
Thomas Industries, Inc. .................................................................           19,500            433,875
                                                                                                                   ----------
                                                                                                                    3,191,657
                                                                                                                   ----------
Hotels & Casinos 0.2%
Prime Hospitality Corp.* ................................................................            8,100            157,950
                                                                                                                   ----------
Restaurants 0.5%
IHOP Corp.* .............................................................................           11,800            452,825
                                                                                                                   ----------
Specialty Retail 3.4%
Aaron Rents, Inc. .......................................................................           25,700            624,831
Cellstar Corp. ..........................................................................           12,000            384,000
Eagle Hardware & Garden, Inc. ...........................................................            3,500             61,688
Hancock Fabrics, Inc. ...................................................................           43,800            681,638
Inacom Corp.* ...........................................................................            5,300            146,413
Toro Co. ................................................................................           14,200            544,038
Wet Seal, Inc. "A" ......................................................................           14,900            563,406
Zale Corp. ..............................................................................            7,400            213,675
                                                                                                                   ----------
                                                                                                                    3,219,689
                                                                                                                   ----------
Consumer Staples 3.6%
Consumer Electronic & Photographic Products 0.1%
Harman International Industries, Inc. ...................................................            2,700            118,800
                                                                                                                   ----------
Food & Beverage 1.9%
Michael Foods, Inc. .....................................................................           22,900            612,575
Nash-Finch Co. ..........................................................................           26,000            516,750
Riviana Foods, Inc. .....................................................................           17,300            393,575
Ruddick Corp. ...........................................................................           18,000            334,125
                                                                                                                   ----------
                                                                                                                    1,857,025
                                                                                                                   ----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Textiles 1.6%
Guilford Mills, Inc. ....................................................................           32,850            969,075
Kellwood Company ........................................................................           18,300            565,013
                                                                                                                   ----------
                                                                                                                    1,534,088
                                                                                                                   ----------
Health 2.6%
Health Industry Services 0.5%
Integrated Health Services ..............................................................            5,167            203,128
Prime Medical Services, Inc.* ...........................................................           27,000            317,250
                                                                                                                   ----------
                                                                                                                      520,378
                                                                                                                   ----------
Hospital Management 0.6%
Mariner Health Group, Inc. ..............................................................           35,300            604,513
                                                                                                                   ----------
Medical Supply & Specialty 1.5%
Bindley Western Industries, Inc. ........................................................           22,600            857,388
West Co., Inc. ..........................................................................           18,200            548,275
                                                                                                                   ----------
                                                                                                                    1,405,663
                                                                                                                   ----------
Financial 13.7%
Banks 7.8%
ALBANK Financial Corp. ..................................................................           14,100            706,763
Banknorth Group, Inc. ...................................................................           12,900            941,700
Chittenden Corp. ........................................................................           18,875            705,453
Commerce Bancorp, Inc. ..................................................................            4,305            237,044
F.N.B. Corp. ............................................................................           15,800            612,250
FirstBank Puerto Rico ...................................................................            8,000            368,500
Heritage Financial Services, Inc. .......................................................           13,600            442,000
NBT Bancorp Inc. ........................................................................           11,865            332,220
Riggs National Corp. ....................................................................           13,500            381,375
Susquehanna Bancshares, Inc. ............................................................           12,900            478,913
UST Corporation .........................................................................           16,900            479,538
USBANCORP, Inc. .........................................................................            8,700            670,988
Vermont Financial Services Corp. ........................................................           15,000            414,375
Westcorp, Inc. ..........................................................................           40,700            681,725
                                                                                                                   ----------
                                                                                                                    7,452,844
                                                                                                                   ----------
Insurance 5.1%
Allied Group, Inc. ......................................................................            1,200             38,700
American Annuity Group, Inc.* ...........................................................            9,200            205,850
American Heritage Life Investment Corp.* ................................................           30,400            627,000
First American Financial Co. ............................................................            1,650            105,600
Harleysville Group, Inc. ................................................................           33,800            878,800
Hilb, Rogal & Hamilton Co. ..............................................................           51,900            963,394
Kansas City Life Insurance Co. ..........................................................            3,000            259,500
Life Re Corp. ...........................................................................            3,100            228,625
Nymagic, Inc. ...........................................................................           13,600            402,900
RLI Corp. ...............................................................................           12,600            680,400
Selective Insurance Group, Inc. .........................................................           18,800            505,250
                                                                                                                   ----------
                                                                                                                    4,896,019
                                                                                                                   ----------
Consumer Finance 0.3%
Aames Financial Corp. ...................................................................           17,000            235,875
                                                                                                                   ----------

     The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Other Financial Companies 0.5%
Cash America International, Inc. ........................................................           30,300            492,375
                                                                                                                   ----------
Media 1.2%
Advertising
Grey Advertising, Inc. ..................................................................            1,510            560,210
True North Communications, Inc. .........................................................           18,300            603,900
                                                                                                                   ----------
                                                                                                                    1,164,110
                                                                                                                   ----------
Service Industries 6.4%
EDP Services 0.3%
Plexus Corp. ............................................................................           15,000            298,125
                                                                                                                   ----------
Environmental Services 1.6%
Dames & Moore, Inc. .....................................................................           49,700            661,631
Mine Safety Appliance Co. ...............................................................           12,000            828,000
                                                                                                                   ----------
                                                                                                                    1,489,631
                                                                                                                   ----------
Investment 1.6%
Dain Rauscher Corp. .....................................................................            7,700            443,231
Jefferies Group, Inc. ...................................................................           18,800          1,062,200
                                                                                                                   ----------
                                                                                                                    1,505,431
                                                                                                                   ----------
Miscellaneous Commercial Services 1.7%
ABM Industries, Inc. ....................................................................           20,400            633,675
Copart, Inc. ............................................................................            9,000            150,750
Investment Technology Group, Inc. .......................................................            6,000            196,500
McGrath Rentcorp ........................................................................           32,900            653,888
                                                                                                                   ----------
                                                                                                                    1,634,813
                                                                                                                   ----------
Printing/Publishing 1.2%
Bowne & Co., Inc. .......................................................................            9,200            380,650
Merrill Corp. ...........................................................................           35,800            787,600
                                                                                                                   ----------
                                                                                                                    1,168,250
                                                                                                                   ----------
Durables 6.9%
Aerospace 1.7%
AAR Corp. ...............................................................................           11,100            302,475
Curtiss-Wright Corp. ....................................................................           12,900            499,875
Kaman Corp. "A" .........................................................................           46,300            850,763
                                                                                                                   ----------
                                                                                                                    1,653,113
                                                                                                                   ----------
Automobiles 4.3%
Coachmen Industries, Inc. ...............................................................           14,300            386,100
Excel Industries Inc. ...................................................................           33,200            684,750
Intermet Corp. ..........................................................................           27,900            627,750
Simpson Industries, Inc. ................................................................           17,800            249,200
Standard Motor Products, Inc. ...........................................................           15,000            287,813
Thor Industries, Inc. ...................................................................           15,500            634,531
Titan International, Inc. ...............................................................           35,500            683,375
Wynn's International, Inc. ..............................................................           25,400            577,850
                                                                                                                   ----------
                                                                                                                    4,131,369
                                                                                                                   ----------
Construction/Agricultural Equipment 0.5%
The Manitowoc Company, Inc. .............................................................           12,800            494,400
                                                                                                                   ----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous 0.4%
MotivePower Industries, Inc. ............................................................           12,100            334,263
                                                                                                                   ----------
Manufacturing 22.6%
Chemicals 2.5%
LeaRonal Inc. ...........................................................................           28,200            821,325
Mississippi Chemical Corp. ..............................................................              900             18,056
NCH Corp. ...............................................................................           11,400            805,838
Stepan Co. ..............................................................................           23,600            716,850
                                                                                                                   ----------
                                                                                                                    2,362,069
                                                                                                                   ----------
Containers & Paper 0.6%
Chesapeake Corp. ........................................................................            2,000             69,000
Clarcor, Inc. ...........................................................................           10,500            349,125
Wausau-Mosinee Paper Corp. ..............................................................            4,970            114,621
                                                                                                                   ----------
                                                                                                                      532,746
                                                                                                                   ----------
Diversified Manufacturing 1.8%
Cascade Corp. ...........................................................................           36,800            595,700
Robbins & Myers, Inc. ...................................................................           11,000            419,375
Scotsman Industries, Inc. ...............................................................            9,000            258,750
Tredegar Industries, Inc. ...............................................................            4,400            318,725
Valmont Industries ......................................................................            3,500             84,875
                                                                                                                   ----------
                                                                                                                    1,677,425
                                                                                                                   ----------
Electrical Products 1.4%
C&D Technologies, Inc. ..................................................................           14,900            775,731
Kuhlman Corp. ...........................................................................           12,000            584,250
                                                                                                                   ----------
                                                                                                                    1,359,981
                                                                                                                   ----------
Hand Tools 1.0%
L.S. Starrett Corp. .....................................................................           23,600            917,450
                                                                                                                   ----------
Industrial Specialty 6.9%
Albany International Corp. "A" ..........................................................           25,100            655,738
Apogee Enterprises, Inc. ................................................................           39,600            524,700
Applied Power, Inc. "A" .................................................................           11,000            423,500
Barnes Group, Inc. ......................................................................           23,600            786,175
Chart Industries, Inc. ..................................................................           21,200            630,700
Commercial Intertech Corp. ..............................................................           33,600            802,200
Flowserve Corp. .........................................................................            5,300            172,913
Lawson Products, Inc. ...................................................................           37,600          1,005,800
Regal-Beloit Corp. ......................................................................           20,200            641,350
Spartech Corp. ..........................................................................           25,300            555,003
W.H. Brady Co. "A" ......................................................................           11,800            395,300
                                                                                                                   ----------
                                                                                                                    6,593,379
                                                                                                                   ----------
Machinery/Components/Controls 6.1%
Amcast Industrial Corp. .................................................................           22,600            488,725
Asyst Technologies, Inc.* ...............................................................           13,600            316,200
Columbus McKinnon Corp. .................................................................           19,400            533,500
DT Industries, Inc. .....................................................................           15,400            590,975
Gleason Corp. ...........................................................................           17,300            606,581
Graco, Inc. .............................................................................           25,050            759,328
Reliance Steel & Aluminum Co. ...........................................................           12,800            492,800

     The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Shaw Group, Inc. ........................................................................           10,700            266,831
Tennant Company .........................................................................           16,100            662,113
Woodhead Industries, Inc. ...............................................................           13,900            262,363
Woodward Governor Co. ...................................................................            8,400            234,150
Zero Corporation ........................................................................           20,800            587,600
                                                                                                                   ----------
                                                                                                                    5,801,166
                                                                                                                   ----------
Wholesale Distributors 2.3%
A.M. Castle & Co. .......................................................................           35,200            814,000
Applied Industrial Technology, Inc. .....................................................           24,800            668,050
Hughes Supply, Inc. .....................................................................           19,850            718,322
                                                                                                                   ----------
                                                                                                                    2,200,372
                                                                                                                   ----------
Technology 8.6%
Computer Software 1.1%
Activision, Inc. ........................................................................           41,000            440,750
MTS Systems Corp. .......................................................................           38,900            622,400
                                                                                                                   ----------
                                                                                                                    1,063,150
                                                                                                                   ----------
Diverse Electronic Products 1.1%
Cohu, Inc. ..............................................................................           12,300            467,400
Cubic Corp. .............................................................................           25,200            592,200
                                                                                                                   ----------
                                                                                                                    1,059,600
                                                                                                                   ----------
EDP Peripherals 2.3%
Black Box Corp.* ........................................................................            5,400            199,125
Gerber Scientific, Inc. .................................................................           31,500            820,969
In Focus Systems, Inc.* .................................................................           48,200            433,800
Telxon Corp. ............................................................................           26,600            704,900
                                                                                                                   ----------
                                                                                                                    2,158,794
                                                                                                                   ----------
Electronic Components/Distributors 3.7%
Applied Magnetics Corp.* ................................................................           41,600            481,000
CTS Corp. ...............................................................................           22,700            770,381
HMT Technology Corp. ....................................................................           20,600            266,513
Hutchinson Technology, Inc. .............................................................            8,700            230,550
MicroAge Inc. ...........................................................................           15,662            197,733
Park Electrochemical Corp. ..............................................................           18,200            469,788
Pioneer Standard Electronics, Inc. ......................................................           43,100            527,975
Technitrol, Inc. ........................................................................           15,600            611,325
                                                                                                                   ----------
                                                                                                                    3,555,265
                                                                                                                   ----------
Precision Instruments 0.4%
Innovex, Inc. ...........................................................................           15,900            387,563
                                                                                                                   ----------
Energy 2.9%
Oil & Gas Production 1.0%
Benton Oil & Gas Co. ....................................................................           26,700            295,369
Lomak Petroleum, Inc. ...................................................................           12,700            207,963
Plains Resources, Inc.* .................................................................           24,600            418,200
                                                                                                                   ----------
                                                                                                                      921,532
                                                                                                                   ----------
Oil Companies 0.3%
Holly Corp. .............................................................................           12,000            325,500
                                                                                                                   ----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment 1.6%
Patterson Energy, Inc. ..................................................................           27,100            311,650
Pool Energy Services Co.* ...............................................................           26,800            626,450
RPC, Inc. ...............................................................................           49,500            606,375
                                                                                                                   ----------
                                                                                                                    1,544,475
                                                                                                                   ----------
Metals & Minerals 5.2%
Coal Mining 0.9%
Zeigler Coal Holding Co. ................................................................           52,600            900,775
                                                                                                                   ----------
Steel & Metals 4.3%
Allegheny Teledyne Inc. .................................................................           18,662            519,037
Brush Wellman, Inc. .....................................................................           31,300            892,050
Cleveland-Cliffs, Inc. ..................................................................           14,600            784,750
Commercial Metals Co. ...................................................................            6,900            241,500
Maverick Tube Corp. .....................................................................           43,700            772,944
Quanex Corp. ............................................................................           21,000            631,313
RMI Titanium Co. ........................................................................           12,400            268,150
                                                                                                                   ----------
                                                                                                                    4,109,744
                                                                                                                   ----------
Construction 5.6%
Building Materials 3.9%
Ameron International Corp. ..............................................................           16,200            946,688
Fedders Corp. ...........................................................................           65,800            378,350
Florida Rock Industries, Inc. ...........................................................           15,800            451,288
Lone Star Industries, Inc. ..............................................................           13,500            937,406
Puerto Rican Cement Co., Inc. ...........................................................           15,900            811,894
Southdown, Inc. .........................................................................            3,300            229,969
                                                                                                                   ----------
                                                                                                                    3,755,595
                                                                                                                   ----------
Building Products 0.5%
Zurn Industries, Inc. ...................................................................           11,000            521,125
                                                                                                                   ----------
Homebuilding 0.5%
Skyline Corp. ...........................................................................           16,400            500,200
                                                                                                                   ----------
Miscellaneous 0.7%
Granite Construction, Inc. ..............................................................           25,400            711,200
                                                                                                                   ----------
Transportation 1.1%
Airlines 0.5%
Alaska Air Group Inc. ...................................................................            9,600            520,200
                                                                                                                   ----------
Marine Transportation 0.3%
Hvide Marine, Inc. "A" ..................................................................           17,900            315,488
                                                                                                                   ----------
Trucking 0.3%
USFreightways Corp. .....................................................................            8,000            288,000
                                                                                                                   ----------
Utilities 8.4%
Electric Utilities 3.3%
Black Hills Corp. .......................................................................           37,700            874,169
Northwestern Public Service Co. .........................................................           30,300            695,006
Public Service Co. of New Mexico ........................................................           19,700            481,419
SIGCORP, Inc. ...........................................................................           13,000            415,188
TNP Enterprises, Inc. ...................................................................           22,100            730,681
                                                                                                                   ----------
                                                                                                                    3,196,463
                                                                                                                   ----------

     The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Natural Gas Distribution 4.3%
CTG Resources Inc. ......................................................................           14,000            359,625
Colonial Gas Co. ........................................................................           28,000            803,250
Connecticut Energy Corp. ................................................................           13,900            427,425
Eastern Enterprises .....................................................................            7,700            331,100
Energen Corp. ...........................................................................           30,800            677,600
Laclede Gas Co. .........................................................................           21,900            548,869
NUI Corp. ...............................................................................           24,200            662,475
Northwest Natural Gas Co. ...............................................................            7,100            199,688
ONEOK, Inc. .............................................................................            2,400             97,800
                                                                                                                   ----------
                                                                                                                    4,107,832
                                                                                                                   ----------
Water Supply 0.8%
California Water Service Group ..........................................................           28,700            776,694
                                                                                                                   ----------
Total Common Stocks (Cost $80,676,395) ..................................................                          93,608,939
                                                                                                                   ----------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $85,901,395) (a) .......................................         103.1            98,833,939
Other Assets and Liabilities, Net .......................................................          (3.1)           (3,008,269)
                                                                                                  -----            ----------
Net Assets ..............................................................................         100.0            95,825,670
                                                                                                  =====            ==========

-----------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) At March 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $85,901,395 was as follows:

      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost ........   $14,368,527

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ........    (1,435,983)
                                                                    -----------

      Net unrealized appreciation ...............................   $12,932,544
                                                                    ===========
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 1998 aggregated $42,405,773 and $3,306,439, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP GLOBAL GROWTH FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                              Amount ($) (b)        Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENT 4.6%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 3/31/98 at 5.85%
   to be repurchased at $7,403,203 on 4/1/98, collateralized by a
   $5,102,000 U.S. Treasury Bond, 12.75%, 11/15/10 (Cost $7,402,000) .................           7,402,000          7,402,000
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   TIME DEPOSITS 0.4%
-----------------------------------------------------------------------------------------------------------------------------

Bank of New York Time Deposit, 4.78%, 4/1/98 (Cost $700,000) .........................             700,000            700,000
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   BONDS 9.9%
-----------------------------------------------------------------------------------------------------------------------------
JAPAN 0.7%
Sumitomo Bank, Variable Rate Bond, 9.4%, 12/29/49 ....................................           1,000,000          1,033,750
                                                                                                                  -----------
UNITED KINGDOM 2.8%
United Kingdom Treasury Bond, 8.5%, 7/16/07 ..........................................  GBP      1,627,000          3,211,440
United Kingdom Treasury Bond, 3.5%, 12/29/49 .........................................  GBP      1,287,200          1,280,293
                                                                                                                  -----------
                                                                                                                    4,491,733
                                                                                                                  -----------
UNITED STATES 6.4%
U.S. Treasury Bond, 6.375%, 8/15/27 ..................................................           5,565,000          5,878,031
U.S. Treasury STRIP, Principal only, 8.125%, 8/15/21 .................................          18,000,000          4,403,340
                                                                                                                  -----------
                                                                                                                   10,281,371
                                                                                                                  -----------
Total Bonds (Cost $15,210,516)                                                                                     15,806,854
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 0.0%
-----------------------------------------------------------------------------------------------------------------------------

GHANA
Ashanti Capital Corp., 5.5%, 3/15/03 (Cost $13,000) ..................................              13,000              9,815
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   PREFERRED STOCK 0.1%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
                                                                                               -----------
KOREA
Samsung Electronics Co., Ltd. (Major electronics manufacturer) (Cost $294,732) .......               7,919            109,780
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 84.5%
-----------------------------------------------------------------------------------------------------------------------------

ARGENTINA 0.7%
YPF S.A. "D" (ADR) (Petroleum company) ...............................................              32,200          1,094,800
                                                                                                                  -----------
AUSTRALIA 1.7%
Broken Hill Proprietary Co. Ltd. (Petroleum, minerals and steel) .....................              74,500            760,738
Foster's Brewing Group, Ltd. (Leading brewery) .......................................             445,458            969,246
Woodside Petroleum Ltd. (Major oil and gas producer) .................................             154,500          1,021,786
                                                                                                                  -----------
                                                                                                                    2,751,770
                                                                                                                  -----------

     The accompanying notes are an integral part of the financial statements

AARP GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
AUSTRIA 0.4%
Flughafen Wien AG (Operator of terminals and facilities at Vienna International
   Airport) ..........................................................................              14,100            636,393
                                                                                                                  -----------
BERMUDA 1.6%
EXEL Ltd. (ADR) (Provider of liability insurance) ....................................              29,120          2,256,800
Mid Ocean, Ltd. (Property and casualty insurance company) ............................               3,450            267,375
                                                                                                                  -----------
                                                                                                                    2,524,175
                                                                                                                  -----------
BRAZIL 2.1%
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) ......................              38,650            579,750
Companhia Cervejaria Brahma (pfd.) (Leading beer producer and distributor) ...........           1,410,000          1,092,533
Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial complex) ............              55,200          1,303,536
Usinas Siderurgicas de Minas Gerais S.A. (pfd.) (Steel manufacturer) .................              42,140            340,974
                                                                                                                  -----------
                                                                                                                    3,316,793
                                                                                                                  -----------
CANADA 2.8%
BCE, Inc. (Telecommunication services) ...............................................              21,600            906,891
Canadian National Railway (Railroad operator) ........................................              24,000          1,543,662
Canadian Pacific Ltd. (Ord.) (Transportation and natural resource conglomerate) ......              46,050          1,364,781
Molson Cos., Ltd. "A" (Brewery) ......................................................              39,700            682,140
                                                                                                                  -----------
                                                                                                                    4,497,474
                                                                                                                  -----------
FRANCE 4.2%
AXA S.A. (Insurance group providing insurance, finance and real estate services) .....              16,695          1,718,662
Assurances Generales de France (Markets health, life, and liability insurance) .......              40,315          2,268,308
Michelin "B" (Leading tire manufacturer) .............................................              23,025          1,374,255
Schneider S.A. (Manufacturer of electronic components and automated
   manufacturing systems) ............................................................              18,557          1,428,268
                                                                                                                  -----------
                                                                                                                    6,789,493
                                                                                                                  -----------
GERMANY 14.7%
Allianz AG (Multi-line insurance company) ............................................               7,521          2,270,774
Allianz AG New .......................................................................                 221             66,247
BASF AG (Leading international chemical producer) ....................................              37,640          1,673,635
Bayer AG (Leading chemical producer) .................................................              40,903          1,870,678
Bayerische Vereinsbank AG (Commercial bank) ..........................................              36,980          2,698,832
Commerzbank AG (Worldwide multi-service bank) ........................................              38,413          1,387,171
Deutsche Telekom AG (Telecommunication services) .....................................              18,932            410,920
Deutsche Telekom AG (ADR) ............................................................              16,566            364,452
Heidelberger Druckmaschinen AG* (Manufacturer of commercial printing
   presses) ..........................................................................               5,763            443,332
Hoechst AG* (Chemical producer) ......................................................              49,784          1,949,860
Muenchener Rueckversicherungs-Gesellschaft AG (Insurance company) ....................               4,862          1,406,190
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) ...........................               1,478            639,204
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) .............              54,782          2,466,937
SAP AG (pfd.) (Computer software manufacturer) .......................................               4,180          1,777,257
Schering AG (Pharmaceutical and chemical producer) ...................................               8,860          1,043,198
VEBA AG (Electric utility, distributor of oil and chemicals) .........................              29,356          2,082,121
VIAG AG (Provider of electrical power and natural gas services, aluminum
   products, chemicals, ceramics and glass) ..........................................               1,892          1,030,996
                                                                                                                  -----------
                                                                                                                   23,581,804
                                                                                                                  -----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
GHANA 0.3%
Ashanti Goldfields Co., Ltd. (GDR) (Leading gold producer) ...........................              52,978            493,358
                                                                                                                  -----------
HONG KONG 1.7%
Cheung Kong Holdings Ltd. (Real estate company) ......................................              59,000            418,775
Citic Pacific Ltd. (Diversified holding company) .....................................              84,000            295,943
Hutchison Whampoa, Ltd. (Container terminal and real estate company) .................             164,000          1,153,469
Kerry Properties, Ltd. (Real estate company) .........................................             356,607            430,296
New World Development Co., Ltd. (Property investment and development,
   construction and engineering, hotels and restaurants, telecommunications) .........             118,256            416,631
                                                                                                                  -----------
                                                                                                                    2,715,114
                                                                                                                  -----------
ITALY 1.2%
Istituto Nazionale delle Assicurazione (Insurance company) ...........................             597,600          1,937,365
JAPAN 5.8%
Canon Inc. (Leading producer of visual image and information equipment) ..............              35,000            790,589
Daiwa Securities Co., Ltd. (Brokerage and other financial services) ..................             103,000            432,854
Jafco Co. Ltd. (Venture capital company) .............................................               6,000            202,619
Matsushita Electric Industrial Co., Ltd. (Leading manufacturer of consumer
   electronic products) ..............................................................              68,000          1,092,042
Minebea Co., Ltd. (Manufacturer of bearings, electronic equipment, machinery
   parts) ............................................................................              88,000            964,166
Nichiei Co., Ltd. (Finance company for small- and medium-sized firms) ................               2,860            253,259
Nomura Securities Co., Ltd. (Financial advisor, securities broker and underwriter) ...              98,000          1,154,628
Ono Pharmaceutical Co., Ltd. (Producer of medicines for human and veterinary
   uses) .............................................................................              13,000            281,941
SMC Corp. (Leading maker of pneumatic equipment) .....................................              10,300            765,998
Shohkoh Fund & Co., Ltd. (Finance company for small- and medium-sized
   firms) ............................................................................               2,400            801,471
Sony Corp. (Consumer electronic products manufacturer) ...............................              10,000            847,998
Sumitomo Metal Industries, Ltd. (Leading integrated crude steel producer) ............             128,000            212,285
Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and copper mining
   company) ..........................................................................              77,000            300,477
The Nichido Fire & Marine Insurance Co., Ltd. (Property and casualty insurance
   company) ..........................................................................              82,000            443,060
Yamanouchi Pharmaceutical Co., Ltd. (Leading manufacturer of ethical drugs) ..........              31,000            711,868
                                                                                                                  -----------
                                                                                                                    9,255,255
                                                                                                                  -----------
KOREA 0.2%
Samsung Display Devices Co. (Leading manufacturer of CRT and picture tubes) ..........               6,190            290,505
Samsung Electronics Co., Ltd. (Major electronics manufacturer) .......................                 131              6,905
                                                                                                                  -----------
                                                                                                                      297,410
                                                                                                                  -----------
NETHERLANDS 2.8%
AEGON Insurance Group NV (Insurance company) .........................................              18,599          2,261,372
ING Groep NV (Insurance and financial services) ......................................              30,107          1,708,270
Philips Electronics NV (Leading manufacturer of electrical equipment) ................               6,900            506,343
                                                                                                                  -----------
                                                                                                                    4,475,985
                                                                                                                  -----------
NEW ZEALAND 0.3%
Telecom Corp. of New Zealand (Telecommunication services) ............................             108,700            517,923
                                                                                                                  -----------

     The accompanying notes are an integral part of the financial statements

AARP GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA 1.0%
Anglo American Platinum Co., Ltd. (ADR) (Leading platinum producer) ..................              26,265            403,824
Sasol Ltd. (Coal mining and processing, crude oil exploration and refining,
   petrochemical production) .........................................................              82,460            668,130
South African Breweries (Brewery) ....................................................              16,577            491,829
                                                                                                                  -----------
                                                                                                                    1,563,783
                                                                                                                  -----------
SWEDEN 2.5%
AGA AB "B" (Free) (Producer and distributor of industrial and medical gases) .........              54,600            744,437
Astra AB "A" (Free) (Pharmaceutical company) .........................................              49,626          1,024,240
S.K.F. AB "B" (Free) (Manufacturer of roller bearings) ...............................               8,765            207,764
Skandia Foersaekrings AB (Free) (Financial conglomerate) .............................              31,552          2,056,238
                                                                                                                  -----------
                                                                                                                    4,032,679
                                                                                                                  -----------
SWITZERLAND 9.0%
Ciba Specialty Chemical (Registered) (Manufacturer of chemical products for
   plastics, coatings, fibers and fabrics) ...........................................              10,877          1,390,830
Clariant AG (Registered) (Manufacturer of color chemicals) ...........................               1,760          1,898,492
Credit Suisse Group (Registered) (Provider of bank services, management
   services and life insurance) ......................................................              14,558          2,911,600
Holderbank Financiere Glaris AG (Bearer) (Cement producer) ...........................               1,500          1,573,770
Nestle SA (Registered) (Food manufacturer) ...........................................               1,197          2,286,466
Novartis AG (Bearer) (Pharmaceutical company) ........................................                 673          1,195,954
Novartis AG (Registered) .............................................................                 648          1,146,429
Swiss Reinsurance (Registered) (Life, accident and health insurance company) .........                 929          2,040,145
                                                                                                                  -----------
                                                                                                                   14,443,686
                                                                                                                  -----------
UNITED KINGDOM 10.1%
BOC Group PLC (Producer of industrial gases) .........................................              90,076          1,438,013
Carlton Communications PLC (Television post production products and services) ........             217,533          1,733,664
General Electric Co., PLC (Manufacturer of power, communications and defense
   equipment and other various electrical components) ................................             263,400          2,082,671
Lonrho PLC (Widely diversified industrial holding company) ...........................             224,915            408,584
National Grid Co., PLC (Owner and operator of electric transmission systems) .........             240,210          1,418,702
Norwich Union PLC (Multi-line insurance company) .....................................              38,900            303,344
PowerGen PLC (Electric utility) ......................................................              77,602          1,084,257
Railtrack Group PLC (Operator of railway infrastructure) .............................              50,600            830,251
Reuters Holdings PLC (International news agency) .....................................              61,268            662,673
Rio Tinto PLC (Mining and finance company) ...........................................              47,254            634,916
Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.) ..................             217,000          1,594,079
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare
   products) .........................................................................              89,120          1,122,832
Unilever PLC (Manufacturer of branded and packaged consumer goods, food,
   detergents and personal care products) ............................................             295,600          2,796,313
                                                                                                                  -----------
                                                                                                                   16,110,299
                                                                                                                  -----------
UNITED STATES 21.4%
Advanced Micro Devices Inc. (Manufacturer of semiconductors and integrated
   circuits) .........................................................................              49,500          1,438,594
Autoliv Inc. (Manufacturer of automobile safety bags) ................................              12,100            375,856
Biogen Inc. (Biotechnology research and development) .................................               3,200            154,200

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Boeing Co. (Manufacturer of jet airplanes) ...........................................              30,400          1,584,600
Boston Scientific Corp.* (Developer and producer of medical devices) .................              15,100          1,019,250
CINergy Corp. (Holding company of electrical utilities in Ohio, Indiana and
   Kentucky) .........................................................................              73,300          2,712,100
Charles Schwab Corp. (Discount brokerage services) ...................................              14,650            556,700
Chiron Corp.* (Developer of therapeutic and diagnostic products) .....................               6,200            129,813
Duke Energy Corp. (Electric utility in the Carolinas) ................................              15,200            905,350
Electronic Data Systems Corp. (Provider of information technology services) ..........              44,500          2,041,438
Enron Corp.* (Major natural gas pipeline system) .....................................              27,310          1,266,501
Entergy Corp. (Energy company with power production, distribution operations
   and related services) .............................................................              26,900            800,275
First Data Corp. (Credit-card processing services) ...................................              53,500          1,738,750
Guidant Corp. (Developer and manufacturer of products used in minimally
   invasive surgery) .................................................................              10,900            799,788
International Business Machines Corp. (Principal manufacturer and servicer of
   business and computing machines) ..................................................              19,300          2,004,788
Lockheed Martin Corp. (Manufacturer of aircraft, missiles and space equipment) .......              10,700          1,203,750
MBIA, Inc. (Insurer of municipal bonds) ..............................................              34,920          2,706,300
Newmont Mining Corp. (International gold exploration and mining company) .............              11,000            336,188
Parametric Technology Corp. (Mechanical design software producer) ....................              40,400          1,345,825
Praxair, Inc. (Producer of industrial gases and specialized coatings) ................              29,000          1,491,688
Sabre Group Holdings Inc. (Travel reservation system provider) .......................              25,100            900,463
Security Capital Industrial Trust (REIT) (Global owner of corporate distribution
   facilities) .......................................................................              20,100            515,063
Sterling Commerce, Inc. (Producer of electronic data interchange products and
   services) .........................................................................               7,300            338,538
Stillwater Mining Co. (Exploration and development of mines in Montana
   producing platinum, palladium and associated metals) ..............................              32,400            820,125
Tele-Communications Inc. "A" (Cable TV systems and microwave services) ...............              39,400          1,225,094
Tele-Communications International, Inc. "A" (Telecommunication and broadband
   cable television services) ........................................................              21,600            434,700
UNUM Corp. (Provider of disability, health and life insurance and group pension
   products) .........................................................................              28,000          1,545,250
US Airways Group, Inc.* (Major airline) ..............................................              33,100          2,453,538
Williams Cos., Inc. (Gas pipeline operator, petroleum producer) ......................              44,000          1,408,000
                                                                                                                  -----------
                                                                                                                   34,252,525
                                                                                                                  -----------
Total Common Stocks (Cost $105,386,161) ..............................................                            135,288,084
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $129,006,409) (a) ...................................             99.5           159,316,533
Other Assets and Liabilities, Net ....................................................              0.5               766,407
                                                                                                  -----           -----------
Net Assets ...........................................................................            100.0           160,082,940
                                                                                                  =====           ===========

-----------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

AARP GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

*     Non income producing security.

(a) At March 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $129,220,011 was as follows:

      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost .......   $ 35,972,202

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value .......     (5,875,680)
                                                                   ------------

      Net unrealized appreciation ..............................   $ 30,096,522
                                                                   ============

(b)   Principal amount is stated U.S. Dollars, unless otherwise specified.
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 1998 aggregated $37,263,765 and $32,684,914, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.

      Currency Abbreviations (These abbreviations have been used throughout this report)
      DEM      Deutsche Mark
      GBP      British Pound
      JPY      Japanese Yen

     The accompanying notes are an integral part of the financial statements

AARP INTERNATIONAL GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 7.9%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 3/31/98 at 5.85%
   to be repurchased at $2,537,412 on 4/1/98, collateralized by a
   $1,909,000 U.S. Treasury Bond, 11.75%, 2/15/10 (Cost $2,537,000) .....................        2,537,000          2,537,000
                                                                                                                   ----------

-----------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 2.8%
-----------------------------------------------------------------------------------------------------------------------------

BERMUDA 1.8%
MBL International Finance Bermuda, 3%, 11/30/02 .........................................          565,000            569,238
                                                                                                                   ----------
HONG KONG 1.0%
Hysan Development Finance Co., Ltd., 6.75%, 6/1/00 ......................................          350,000            339,500
                                                                                                                   ----------
Total Convertible Bonds (Cost $997,650) .................................................                             908,738
                                                                                                                   ----------

-----------------------------------------------------------------------------------------------------------------------------
   PREFERRED STOCK 2.3%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
                                                                                               -----------
AUSTRIA
Bank Austria AG (Commercial and corporate banking and financial services)
   (Cost $362,988) ......................................................................           11,070            736,611
                                                                                                                   ----------

-----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 89.4%
-----------------------------------------------------------------------------------------------------------------------------

AUSTRALIA 2.6%
Commonwealth Bank of Australia (Bank) ...................................................           34,011            404,045
Foster's Brewing Group, Ltd. (Leading brewery) ..........................................          198,052            430,930
                                                                                                                   ----------
                                                                                                                      834,975
                                                                                                                   ----------
CANADA 4.3%
BCE, Inc. (Telecommunication services) ..................................................           24,500          1,028,649
Moore Corp. Ltd. (Manufacturer of business communication products) ......................           20,200            336,393
                                                                                                                   ----------
                                                                                                                    1,365,042
                                                                                                                   ----------
FINLAND 2.7%
Merita Ltd. "B" (Financial services group) ..............................................           81,040            450,347
Metsa-Serla Oy "B" (Manufacturer of papers, corrugated and paper board, soft
   and hardwood pulp) ...................................................................           44,800            398,971
                                                                                                                   ----------
                                                                                                                      849,318
                                                                                                                   ----------
FRANCE 9.6%
Accor S.A. (Catering, hotels, travel services) ..........................................            1,823            467,700
Dexia France (Municipal and local development financing) ................................            3,590            480,791
Havas S.A. (Advertising, publishing and broadcasting conglomerate) ......................            6,599            546,234
Scor S.A. (Property, casualty and life reinsurance company) .............................           11,190            640,976
Societe Nationale Elf Aquitaine (Petroleum company) .....................................            3,422            448,352
Sommer-Allibert (Manufacturer of plastic products for automotive industry) ..............           11,212            488,100
                                                                                                                   ----------
                                                                                                                    3,072,153
                                                                                                                   ----------

     The accompanying notes are an integral part of the financial statements

AARP INTERNATIONAL GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
GERMANY 7.4%
BHF-Bank AG (Universal banking services) ................................................           16,756            525,380
Bayer AG (Leading chemical producer) ....................................................           13,162            601,960
Dyckerhoff AG (Producer of cement, ready-mixed concrete and finishing
   products) ............................................................................              200             57,303
Dyckerhoff AG (pfd.) ....................................................................              852            237,204
Hochtief AG (Construction and civil engineering services) ...............................            6,220            253,871
RWE AG (Producer and marketer of petroleum and chemical products) .......................            8,713            468,669
Thyssen AG (Manufacturer of capital goods and steel products) ...........................            1,056            226,922
                                                                                                                   ----------
                                                                                                                    2,371,309
                                                                                                                   ----------
IRELAND 2.6%
Allied Irish Bank PLC (Bank) ............................................................           68,466            840,076
                                                                                                                   ----------
ITALY 7.7%
Banca Commerciale Italiana SpA (Commercial bank) ........................................          125,000            623,629
Banca di Roma SpA (Commercial and savings bank)* ........................................          333,000            561,698
La Rinascente SpA (Department store chain) ..............................................           11,400            121,942
La Rinascente SpA di Risparmio ..........................................................           89,000            561,437
Telecom Italia SpA (Telecommunications, electronics, network construction) ..............           99,000            606,599
                                                                                                                   ----------
                                                                                                                    2,475,305
                                                                                                                   ----------
JAPAN 7.0%
Matsushita Electric Works, Inc. (Leading maker of building materials and lighting
   equipment) ...........................................................................           30,000            294,923
Nintendo Co., Ltd. (Game equipment manufacturer) ........................................            7,400            638,625
Nippon Meat Packers, Inc. (Leading meat processor) ......................................           27,000            364,714
Sakura Bank Ltd. (Full service bank) ....................................................          129,000            457,897
Teijin Ltd. (Manufacturer of polyester products) ........................................          168,000            497,993
                                                                                                                   ----------
                                                                                                                    2,254,152
                                                                                                                   ----------
NETHERLANDS 5.8%
KLM Royal Dutch Air Lines NV (World-wide full service airline) ..........................            9,530            381,209
Koninklijke Nedlloyd Groep NV (Container shipping and transportation) ...................           11,550            277,539
Koninklijke PTT Nederland (Telecommunication services) ..................................            7,100            367,779
Philips Electronics NV (Leading manufacturer of electrical equipment) ...................            7,060            518,084
Royal Dutch Petroleum Co. (Owner of 60% of Royal Dutch/Shell Group) .....................            5,480            310,147
                                                                                                                   ----------
                                                                                                                    1,854,758
                                                                                                                   ----------
NEW ZEALAND 1.6%
Telecom Corp. of New Zealand (Telecommunication services) ...............................          104,300            496,959
                                                                                                                   ----------
NORWAY 1.6%
Christiania Bank og Kreditkasse (Commercial bank) .......................................          123,270            523,824
                                                                                                                   ----------
PORTUGAL 1.0%
Portugal Telecom S.A. (Telecommunication services) ......................................            6,050            314,753
                                                                                                                   ----------
SPAIN 6.0%
Autopistas del Mare Nostrum S.A. (Builder and operator of toll motorways) ...............           17,200            362,261
Banco Bilbao Vizcaya S.A. (Commercial bank) .............................................           13,100            615,263
Compania Telefonica Nacional de Espana S.A. (Telecommunication services) ................           11,900            524,777
Iberdrola S.A. (Electric utility) .......................................................           28,000            425,567
                                                                                                                   ----------
                                                                                                                    1,927,868
                                                                                                                   ----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
SWEDEN 6.0%
AssiDoman AB (Forestry group) ...........................................................           10,050            274,051
OM Gruppen AB (Free) (Operator of financial exchanges and clearing
   organizations) .......................................................................           55,370            990,416
Skanska AB "B" (International construction company) .....................................            7,150            321,971
Svedala Industri AB (Manufacturer of machinery for construction, mineral
   processing and materials handling) ...................................................           16,700            336,319
                                                                                                                   ----------
                                                                                                                    1,922,757
                                                                                                                   ----------
SWITZERLAND 5.4%
Credit Suisse Group (Registered) (Provider of bank services, management services
   and life insurance) ..................................................................            4,028            805,600
Georg Fischer AG (Registered) (Manufacturer of automotive products and piping
   systems) .............................................................................            1,180            441,049
Sika Finanz AG (Manufacturer of water management products and systems) ..................            7,993            487,442
                                                                                                                   ----------
                                                                                                                    1,734,091
                                                                                                                   ----------
UNITED KINGDOM 18.1%
Albright & Wilson PLC (Manufacturer of phosphates, surfactants and specialty
   chemicals) ...........................................................................          132,900            382,725
British Telecom PLC (Telecommunication services) ........................................           57,500            624,325
Courtaulds Textiles PLC (Producer of clothing, fabrics and home furnishings) ............           57,010            334,864
Dorling Kindersley Holdings PLC (Book publisher) ........................................          157,927            581,717
EMI Group PLC (Music recording and retailing company) ...................................           65,900            548,371
Elementis (1998) PLC (Producer of specialty performance chemicals) ......................           46,422            108,814
Energy Group PLC (Electricity generation and distribution) ..............................           31,229            439,731
General Electric Co., PLC (Manufacturer of power, communications and defense
   equipment and other various electrical components) ...................................           49,480            391,232
Laporte PLC (Producer of specialty chemicals) ...........................................           23,722            313,152
Man (ED&F) Group PLC (Commodities trading company) ......................................          105,050            441,472
Rank Group PLC (Diversified leisure services: hotels, amusement machines,
   restaurants, film and television) ....................................................           49,060            332,671
Royal & Sun Alliance Insurance Group PLC (Multi-line insurance holding
   company) .............................................................................           38,790            493,590
Tomkins PLC (Manufacturer of fluid controls, industrial products, garden and
   leisure products) ....................................................................           86,330            527,940
Transport Development Group PLC (Distribution, leasing, storage
   and transport)* ......................................................................           88,050            296,318
                                                                                                                   ----------
                                                                                                                    5,816,922
                                                                                                                   ----------
Total Common Stocks (Cost $23,644,746) ..................................................                          28,654,262
                                                                                                                   ----------

-----------------------------------------------------------------------------------------------------------------------------
   PURCHASED OPTIONS 0.2%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Number of
                                                                                                 Contracts
                                                                                               -------------
Call on Japanese Yen, strike price 180 JPY, expires 6/20/98 (Cost $53,499) ..............              137             71,069
                                                                                                                   ----------

     The accompanying notes are an integral part of the financial statements

AARP INTERNATIONAL GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $27,595,883) (a) .......................................         102.6            32,907,680
Other Assets and Liabilities, Net .......................................................          (2.6)             (840,384)
                                                                                                  -----            ----------
Net Assets ..............................................................................         100.0            32,067,296
                                                                                                  =====            ==========

-----------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) At March 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $27,595,883 was as follows:

      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost ......    $  5,810,499

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ......        (498,702)
                                                                   ------------

      Net unrealized appreciation .............................    $  5,311,797
                                                                   ============

--------------------------------------------------------------------------------
      At March 31, 1998, outstanding written call options were as follows:

                                                                           Number of                              Market
                                                    Expiration Date        Contracts         Strike Price        Value ($)
                                                    ---------------        ---------         ------------        ---------
        Royal & Sun Alliance ....................    April 15, 1998          29,122            6.94 GBP            33,156
        General Electric Co., PLC ...............    April 15, 1998          47,071            4.27 GBP            35,465
                                                                                                                   ------
        Total outstanding written options (premiums received $15,603) ........................................     68,621
                                                                                                                   ======

      Transactions in written options for the six months ended March 31, 1998 were:

                                                                    Options on Securities
                                                  -----------------------------------------------------------
                                                                                               Premiums
                                                         Shares                              Received ($)
                                                         ------                              ------------

        Outstanding at September 30, 1997 ..........         --                                     --
                                                         ------                                 ------

        Written:

        Royal & Sun Alliance .......................     29,122                                  8,972
        General Electric Co., PLC ..................     47,071                                  6,631
                                                                                               -------
        Outstanding at March 31, 1998 .................................................         15,603
                                                                                               =======

--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 1998, aggregated $12,644,951 and $4,427,167, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.

      Currency Abbreviations

      GBP      British Pound

      JPY      Japanese Yen

     The accompanying notes are an integral part of the financial statements

AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   MONEY MARKET 14.0%
-----------------------------------------------------------------------------------------------------------------------------
AARP High Quality Money Fund (Cost $9,289,972) ..........................................        9,289,972          9,289,972
                                                                                                                   ----------

-----------------------------------------------------------------------------------------------------------------------------
   FIXED INCOME 59.6%
-----------------------------------------------------------------------------------------------------------------------------

AARP Bond Fund for Income ...............................................................        1,279,690         19,540,861
AARP GNMA and U.S. Treasury Fund ........................................................        1,309,570         19,892,366
                                                                                                                   ----------
Total Fixed Income (Cost $38,931,769) ...................................................                          39,433,227
                                                                                                                   ----------

-----------------------------------------------------------------------------------------------------------------------------
   EQUITY 26.4%
-----------------------------------------------------------------------------------------------------------------------------

AARP Global Growth Fund .................................................................          264,320          5,328,695
AARP Growth and Income Fund .............................................................          133,787          8,013,866
AARP U.S. Stock Index Fund ..............................................................          196,383          4,084,761
                                                                                                                   ----------
Total Equity (Cost $14,946,134) .........................................................                          17,427,322
                                                                                                                   ----------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $63,167,875) (a) .......................................         100.0            66,150,521
Other Assets and Liabilities, Net .......................................................           0.0               (32,993)
                                                                                                  -----            ----------
Net Assets ..............................................................................         100.0            66,117,528
                                                                                                  =====            ==========

-----------------------------------------------------------------------------------------------------------------------------

(a) At March 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $63,167,875 was as follows:

      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost ......    $  2,982,646

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ......              --
                                                                   ------------

      Net unrealized appreciation .............................    $  2,982,646
                                                                   ============
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding money market investments) for the six months ended March 31, 1998, aggregated $18,486,654 and $357,548, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP DIVERSIFIED GROWTH PORTFOLIO

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   MONEY MARKET 1.0%
-----------------------------------------------------------------------------------------------------------------------------

AARP High Quality Money Fund (Cost $1,115,003) ..........................................        1,115,003          1,115,003
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   FIXED INCOME 33.3%
-----------------------------------------------------------------------------------------------------------------------------

AARP Bond Fund for Income ...............................................................        1,244,979         19,010,825
AARP GNMA and U.S. Treasury Fund ........................................................        1,070,303         16,257,909
                                                                                                                  -----------
Total Fixed Income (Cost $34,974,316) ...................................................                          35,268,734
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   EQUITY 65.5%
-----------------------------------------------------------------------------------------------------------------------------

AARP Capital Growth Fund ................................................................           72,916          4,310,809
AARP Global Growth Fund .................................................................          375,426          7,568,579
AARP Growth and Income Fund .............................................................          427,951         25,634,266
AARP International Growth and Income Fund ...............................................          403,142          7,704,039
AARP Small Company Stock Fund ...........................................................          511,190         10,959,918
AARP U.S. Stock Index Fund ..............................................................          633,541         13,177,656
                                                                                                                  -----------
Total Equity (Cost $61,077,332) .........................................................                          69,355,267
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $97,166,651) (a) .......................................          99.8           105,739,004
Other Assets and Liabilities, Net .......................................................           0.2               199,015
                                                                                                  -----           -----------
Net Assets ..............................................................................         100.0           105,938,019
                                                                                                  =====           ===========

-----------------------------------------------------------------------------------------------------------------------------

(a) At March 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $97,165,607 was as follows:

      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost ........   $ 8,573,397

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ........            --
                                                                    -----------

      Net unrealized appreciation ...............................   $ 8,573,397
                                                                    ===========
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding money market investments) for the six months ended March 31, 1998, aggregated $39,202,522 and $490,545, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of the financial statements

                                          F I N A N C I A L  S T A T E M E N T S


                                        Financial  Statements are records of the
                                        financial  status  of  an  organization.
                                        They are prepared by management and must
                                        conform to Generally Accepted Accounting
                                        Principles  (GAAP),  which are standards
                                        established by the Financial  Accounting
                                        Standards  Board (FASB),  the Securities
                                        and  Exchange   Commission   (SEC),  and
                                        various   committees   of  the  American
                                        Institute    of     Certified     Public
                                        Accountants (AICPA).

                                        The AARP Investment  Program's Financial
                                        Statements  consist  of three  different
                                        financial   statements   for  each  AARP
                                        Mutual  Fund:  Statements  of Assets and
                                        Liabilities,  Statements of  Operations,
                                        and Statements of Changes in Net Assets.
                                        The   Notes  to   Financial   Statements
                                        explain   the   significant   accounting
                                        policies   that   financial   statements
                                        reflect.

                    STATEMENTS OF ASSETS AND LIABILITIES

                    The Statements of Assets and Liabilities show the assets of the Funds in the AARP Investment Program.

                    Assets include:

                    o    Investments  at  value:  The  market  value of the AARP
                         Mutual  Fund's   holdings  on  the  last  day  of  the
                         reporting period;

                    o Cash: The actual amount of the uninvested assets held in each AARP Mutual Fund;

                    o Receivables: Money owed to an AARP Mutual Fund. Sources of receivables include:

                         o Investments sold: For which the cash will be paid to the Fund on a later settlement date;

                         o Fund shares sold: Proceeds that the Fund will receive from shares sold to shareholders;

                         o    Dividends      and  interest  earned on the Funds'
                              securities but not yet paid to the Fund;

                         o    Expense reimbursements due from the Fund manager.

                    o    Daily  variation  margin  on  open  futures   contract:
                         Payments due to/from the broker that reflect the change in value from the previous day of any futures contract held in an AARP Mutual Fund's portfolio (this figure could show up as an asset or a liability).

                    Liabilities include amounts owed for:

                    o    Investments   purchased  for  the  AARP  Mutual  Fund's
                         portfolio but that are not yet paid for;

                    o    Fund shares redeemed but not yet paid to shareholders;

                    o    Dividends declared but not yet paid to shareholders;

                    o Management fees and shareholder servicing fees incurred but unpaid at fiscal year end;

                    o Administrative expenses incurred but unpaid at fiscal year end;

                    o Other accrued expenses incurred but unpaid at fiscal year end.

                    The section Net Assets Consist Of includes the following:

                    o    Undistributed  (overdistributed) net investment income:
                         An AARP Mutual Fund's accumulated investment income less expenses and less distributions paid from net investment income;

                    o    Unrealized    appreciation    (or    depreciation)   on
                         investments:    Represents   the   current   value   of
                         investments held less their cost;

                    o Accumulated net realized capital gain (loss): An AARP Mutual Fund's accumulated realized gains and losses from sales of investments, minus distributions paid from net realized gains;

                    o Paid-in capital: Represents the dollars invested by shareholders, minus the amount of money redeemed since the applicable AARP Mutual Fund began operations.

                    The Statement of Assets and Liabilities also shows the net asset value (NAV) for each AARP Mutual Fund. Net asset value is calculated by taking a Fund's total assets (securities, cash, etc.), deducting liabilities, and then dividing this amount by the total number of shares outstanding.

                    STATEMENTS OF OPERATIONS

                    The Statements of Operations includes investment income from interest and dividends and the various expenses associated with the operation of the AARP Mutual Funds for the period ended March 31, 1998. The Statements of Operations also shows net gains and losses for various categories of investments, both realized and unrealized gains and losses, for securities sold and held in each AARP Mutual Fund's portfolio. The bottom line tells you whether an AARP Mutual Fund's net assets have increased or decreased as a result of Fund operations.

                    STATEMENTS OF CHANGES

                    The Statements of Changes compares increases and decreases from each AARP Mutual Fund's operations and shareholder transactions with those of the previous year. Most of the terms used in the Statements of Changes are identical to those that are used in the other two statements. The categories in the sections Fund Shares Transaction include:

                    o Proceeds from the sale of shares: The amount received by selling new shares to shareholders;

                    o Net asset value of shares issued due to reinvested dividends and distributions;

                    o Cost of shares redeemed (or sold): The amount paid to shareholders from the exchange or redemption of shares.

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                     AARP High
                                                             AARP High           Quality Tax Free        AARP GNMA and U.S.
March 31, 1998 (Unaudited)                              Quality Money Fund          Money Fund             Treasury Fund
-----------------------------------------------------------------------------------------------------------------------------
  ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (for cost, see accompanying
  lists of investment portfolios) ...................     $   472,452,434         $    99,229,067         $ 4,547,583,901
Cash ................................................             978,983                 118,007                      --
Receivable on investments sold ......................                  --                      --              53,804,471
Investment income receivable ........................           2,515,858                 745,121              28,602,922
Receivable on Fund shares sold ......................           3,176,757                 160,628               1,653,155
Daily variation margin on futures contracts .........                  --                      --                      --
Reimbursement from Fund Manager .....................                  --                      --                      --
Deferred organization expenses ......................                  --                      --                      --
Other assets ........................................               8,638                   2,467                 103,289
                                                        --------------------    ---------------------   ---------------------
Total assets ........................................         479,132,670             100,255,290           4,631,747,738

-----------------------------------------------------------------------------------------------------------------------------
  LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Investments purchased ...............................                  --                      --              94,820,434
Notes payable .......................................                  --                      --                      --
Fund shares redeemed ................................           2,664,633                 119,402               2,146,686
Dividends payable ...................................             149,888                  40,195              10,868,233
Daily variation margin on futures contracts .........                  --                      --                      --
Unrealized depreciation on forward currency
  exchange contracts ................................                  --                      --                      --
Management fee payable ..............................             152,797                  32,339               1,538,458
Written options, at market ..........................                  --                      --                      --
Other payables and accrued expenses .................             244,274                  36,219               1,414,354
                                                        --------------------    ---------------------   ---------------------
Total liabilities ...................................           3,211,592                 228,155             110,788,165
-----------------------------------------------------   --------------------    ---------------------   ---------------------
Net assets at value .................................     $   475,921,078         $   100,027,135         $ 4,520,959,573
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
   investment income ................................     $            --         $            --         $            --
Net unrealized appreciation (depreciation) on:
   Investments ......................................            (168,343)                     --              83,376,524
   Futures contracts ................................                  --                      --                      --
   Written options ..................................                  --                      --                      --
   Foreign currency related transactions ............                  --                      --                      --
Accumulated net realized capital gain (loss) ........            (136,136)               (836,507)           (315,269,079)
Paid-in capital .....................................         476,225,557             100,863,642           4,752,852,128
-----------------------------------------------------------------------------------------------------------------------------
Net assets at value .................................     $   475,921,078         $   100,027,135         $ 4,520,959,573
-----------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ..........         476,090,579             100,032,206             297,668,642
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and Redemption price
   per share ........................................               $1.00                   $1.00                  $15.19
-----------------------------------------------------------------------------------------------------------------------------

* Unlimited number of shares authorized, $.01 par value, except the AARP High Quality Tax Free Money Fund, which has a $.001 par value.

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             AARP High               AARP Insured               AARP Bond
                                                         Quality Short Term      Tax Free General Bond            Fund for
March 31, 1998 (Unaudited)                                   Bond Fund                   Fund                     Income
------------------------------------------------------------------------------------------------------------------------------------
  ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments, at value (for cost, see accompanying
  lists of investment portfolios) ...................    $   440,464,922           $ 1,695,123,339           $   104,063,791
Cash ................................................                435                   329,825                     1,782
Receivable on investments sold ......................          5,401,327                        --                 3,842,429
Investment income receivable ........................          4,525,710                19,988,172                 1,363,900
Receivable on Fund shares sold ......................            217,387                   293,801                   541,142
Daily variation margin on futures contracts .........                 --                        --                        --
Reimbursement from Fund Manager .....................                 --                        --                   174,874
Deferred organization expenses ......................                 --                        --                    10,842
Other assets ........................................              7,899                    24,793                        --
                                                       ---------------------     ---------------------     ---------------------
Total assets ........................................        450,617,680             1,715,759,930               109,998,760

------------------------------------------------------------------------------------------------------------------------------------
  LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Investments purchased ...............................          5,538,706                        --                 8,345,060
Notes payable .......................................                 --                        --                        --
Fund shares redeemed ................................            291,940                   398,033                    37,172
Dividends payable ...................................            642,516                 2,823,568                   158,994
Daily variation margin on futures contracts .........                 --                   583,594                        --
Unrealized depreciation on forward currency
  exchange contracts ................................                 --                        --                        --
Management fee payable ..............................            323,573                   682,434                        --
Written options, at market ..........................                 --                        --                        --
Other payables and accrued expenses .................            161,903                   262,173                    69,829
                                                       ---------------------     ---------------------     ---------------------
Total liabilities ...................................          6,958,638                 4,749,802                 8,611,055
-----------------------------------------------------  -----------------------------------------------------------------------------
Net assets at value .................................    $   443,659,042           $ 1,711,010,128           $   101,387,705
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
   investment income ................................    $       174,201           $            --           $            --
Net unrealized appreciation (depreciation) on:
   Investments ......................................            811,603               161,237,348                   437,685
   Futures contracts ................................                 --                  (691,464)                       --
   Written options ..................................                 --                        --                        --
   Foreign currency related transactions ............                 --                        --                        --
Accumulated net realized capital gain (loss) ........         (4,312,227)              (33,560,326)                  655,684
Paid-in capital .....................................        446,985,465             1,584,024,570               100,294,336
------------------------------------------------------------------------------------------------------------------------------------
Net assets at value .................................    $   443,659,042           $ 1,711,010,128           $   101,387,705
------------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ..........         27,465,475                92,272,062                 6,638,721
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and Redemption price
   per share ........................................             $16.15                    $18.54                    $15.27
------------------------------------------------------------------------------------------------------------------------------------



                                                           AARP Balanced            AARP Growth and
March 31, 1998 (Unaudited)                              Stock and Bond Fund           Income Fund
------------------------------------------------------------------------------------------------------
  ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (for cost, see accompanying
  lists of investment portfolios) ...................    $   761,748,381           $ 7,792,946,601
Cash ................................................              6,777                       197
Receivable on investments sold ......................          1,309,303                43,888,253
Investment income receivable ........................          4,436,267                20,416,102
Receivable on Fund shares sold ......................          1,225,033                 6,453,517
Daily variation margin on futures contracts .........                 --                        --
Reimbursement from Fund Manager .....................                 --                        --
Deferred organization expenses ......................              7,455                        --
Other assets ........................................              5,122                    57,672
                                                       --------------------      --------------------
Total assets ........................................        768,738,338             7,863,762,342

------------------------------------------------------------------------------------------------------
  LIABILITIES
------------------------------------------------------------------------------------------------------
Investments purchased ...............................          2,283,160                62,987,805
Notes payable .......................................                 --                37,572,000
Fund shares redeemed ................................            513,316                 4,248,221
Dividends payable ...................................                 --                        --
Daily variation margin on futures contracts .........                 --                        --
Unrealized depreciation on forward currency
  exchange contracts ................................                 --                        --
Management fee payable ..............................            313,389                 2,996,605
Written options, at market ..........................                 --                        --
Other payables and accrued expenses .................            276,134                 1,851,942
                                                       --------------------      --------------------
Total liabilities ...................................          3,385,999               109,656,573
-----------------------------------------------------  ----------------------------------------------
Net assets at value .................................    $   765,352,339           $ 7,754,105,769
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
  NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
   investment income ................................    $       559,840           $     7,824,830
Net unrealized appreciation (depreciation) on:
   Investments ......................................        151,412,438             2,536,914,571
   Futures contracts ................................                 --                        --
   Written options ..................................                 --                        --
   Foreign currency related transactions ............             (1,233)                  (12,047)
Accumulated net realized capital gain (loss) ........         20,436,653               394,416,908
Paid-in capital .....................................        592,944,641             4,814,961,507
-----------------------------------------------------------------------------------------------------
Net assets at value .................................    $   765,352,339           $ 7,754,105,769
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ..........         34,688,310               129,459,336
-----------------------------------------------------------------------------------------------------
Net asset value, offering and Redemption price
   per share ........................................             $22.06                    $59.90
-----------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                                      AARP Capital
                                                                         AARP U.S.                       Growth
March 31, 1998 (Unaudited)                                           Stock Index Fund                     Fund
-----------------------------------------------------------------------------------------------------------------------------
  ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (for cost, see accompanying
   lists of investment portfolios) ..................                 $    70,226,016               $ 1,399,145,855
Cash ................................................                             444                           887
Receivable on investments sold ......................                              --                            --
Investment income receivable ........................                          72,208                       726,646
Receivable on Fund shares sold ......................                         452,915                     1,067,290
Daily variation margin on futures contracts .........                           5,318                            --
Reimbursement from Fund Manager .....................                         120,217                            --
Deferred organization expenses ......................                          13,149                            --
Unrealized appreciation on forward currency
   exchange contracts ...............................                              --                            --
Other assets ........................................                              --                        10,423
                                                                    --------------------          ---------------------
Total assets ........................................                      70,890,267                 1,400,951,101

-----------------------------------------------------------------------------------------------------------------------------
  LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Investments purchased ...............................                       4,642,984                            --
Fund shares redeemed ................................                         115,837                       223,741
Dividends payable ...................................                              --                            --
Unrealized depreciation on forward currency
   exchange contracts ...............................                              --                            --
Management fee payable ..............................                              --                       684,314
Written options, at market ..........................                              --                            --
Other payables and accrued expenses .................                         134,271                       393,406
                                                                    --------------------          ---------------------
Total liabilities ...................................                       4,893,092                     1,301,461
-----------------------------------------------------------------------------------------------------------------------
Net assets at value .................................                 $    65,997,175               $ 1,399,649,640
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment
   income ...........................................                 $       (25,420)              $     1,988,058
Net unrealized appreciation (depreciation) on:
   Investments ......................................                      11,200,745                   541,955,059
   Futures contracts ................................                          (4,899)                           --
   Written options ..................................                              --                            --
   Foreign currency related transactions ............                              --                            --
Accumulated net realized capital gain (loss) ........                         292,382                    50,546,549
Paid-in capital .....................................                      54,534,367                   805,159,974
-----------------------------------------------------------------------------------------------------------------------
Net assets at value .................................                 $    65,997,175               $ 1,399,649,640
-----------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ..........                       3,173,126                    23,676,531
-----------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per
   share ............................................                          $20.80                        $59.12
-----------------------------------------------------------------------------------------------------------------------

* Unlimited number of shares authorized, $.01 par value, except the AARP High Quality Tax Free Money Fund, which has a $.001 par value.

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   AARP Small             AARP Global        AARP International
                                                                    Company                  Growth              Growth and
March 31, 1998 (Unaudited)                                         Stock Fund                 Fund               Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
  ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value (for cost, see accompanying
   lists of investment portfolios) ..................           $    98,833,939         $   159,316,533        $    32,907,680
Cash ................................................                     1,394                  54,327                    473
Receivable on investments sold ......................                        --                 494,749                     --
Investment income receivable ........................                    74,071                 380,747                203,480
Receivable on Fund shares sold ......................                   860,708                  73,615                176,761
Daily variation margin on futures contracts .........                        --                      --                     --
Reimbursement from Fund Manager .....................                        --                      --                     --
Deferred organization expenses ......................                     9,995                   7,780                  9,995
Unrealized appreciation on forward currency
   exchange contracts ...............................                        --                 265,472                     --
Other assets ........................................                        --                   1,041                 22,998
                                                              --------------------    --------------------   ---------------------
Total assets ........................................                99,780,107             160,594,264             33,321,387

-----------------------------------------------------------------------------------------------------------------------------------
  LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
Investments purchased ...............................                 3,736,376                 111,127              1,119,697
Fund shares redeemed ................................                    85,220                  64,576                 17,229
Dividends payable ...................................                        --                      --                     --
Unrealized depreciation on forward currency
   exchange contracts ...............................                        --                      --                     --
Management fee payable ..............................                    68,053                 204,107                  8,382
Written options, at market ..........................                        --                      --                 68,621
Other payables and accrued expenses .................                    64,788                 131,514                 40,162
                                                              --------------------    --------------------   ---------------------
Total liabilities ...................................                 3,954,437                 511,324              1,254,091
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at value .................................           $    95,825,670         $   160,082,940        $    32,067,296
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment
   income ...........................................           $       (12,279)        $       436,467        $       136,801
Net unrealized appreciation (depreciation) on:
   Investments ......................................                12,932,544              30,310,124              5,311,797
   Futures contracts ................................                        --                      --                     --
   Written options ..................................                        --                      --                (53,018)
   Foreign currency related transactions ............                        --                 264,230                 (2,146)
Accumulated net realized capital gain (loss) ........                   693,250               2,193,173               (816,777)
Paid-in capital .....................................                82,212,155             126,878,946             27,490,639
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at value .................................           $    95,825,670         $   160,082,940        $    32,067,296
-----------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ..........                 4,468,536               7,940,495              1,677,867
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per
   share ............................................                    $21.44                  $20.16                 $19.11
-----------------------------------------------------------------------------------------------------------------------------------

                                                               AARP Diversified          AARP Diversified
                                                                 Income with                  Growth
March 31, 1998 (Unaudited)                                     Growth Portfolio             Portfolio
-------------------------------------------------------------------------------------------------------------
  ASSETS
-------------------------------------------------------------------------------------------------------------
Investments, at value (for cost, see accompanying
   lists of investment portfolios) ..................           $    66,150,521           $   105,739,004
Cash ................................................                        --                        --
Receivable on investments sold ......................                        --                   958,696
Investment income receivable ........................                   251,859                   195,296
Receivable on Fund shares sold ......................                   129,112                   310,426
Daily variation margin on futures contracts .........                        --                        --
Reimbursement from Fund Manager .....................                        --                        --
Deferred organization expenses ......................                        --                        --
Unrealized appreciation on forward currency
   exchange contracts ...............................                        --                        --
Other assets ........................................                        --                        --
                                                              --------------------      --------------------
Total assets ........................................                66,531,492               107,203,422

-------------------------------------------------------------------------------------------------------------
  LIABILITIES
-------------------------------------------------------------------------------------------------------------
Investments purchased ...............................                   250,820                 1,153,223
Fund shares redeemed ................................                    23,732                   112,180
Dividends payable ...................................                   139,412                        --
Unrealized depreciation on forward currency
   exchange contracts ...............................                        --                        --
Management fee payable ..............................                        --                        --
Written options, at market ..........................                        --                        --
Other payables and accrued expenses .................                        --                        --
                                                              --------------------      --------------------
Total liabilities ...................................                   413,964                 1,265,403
------------------------------------------------------------------------------------------------------------
Net assets at value .................................           $    66,117,528           $   105,938,019
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
  NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment
   income ...........................................           $        29,601           $       624,606
Net unrealized appreciation (depreciation) on:
   Investments ......................................                 2,982,646                 8,572,353
   Futures contracts ................................                        --                        --
   Written options ..................................                        --                        --
   Foreign currency related transactions ............                        --                        --
Accumulated net realized capital gain (loss) ........                   590,763                 1,773,825
Paid-in capital .....................................                62,514,518                94,967,235
------------------------------------------------------------------------------------------------------------
Net assets at value .................................           $    66,117,528           $   105,938,019
------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ..........                 4,021,249                 5,702,996
------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per
   share ............................................                    $16.44                    $18.58
------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                     AARP High
Six Months Ended March 31, 1998                              AARP High           Quality Tax Free        AARP GNMA and U.S.
(Unaudited)                                             Quality Money Fund          Money Fund             Treasury Fund
-----------------------------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Income:
   Interest .........................................     $    13,283,801         $     1,813,261         $   163,237,410
   Dividends ........................................                  --                      --                      --
                                                        --------------------    ---------------------   ---------------------
                                                               13,283,801               1,813,261             163,237,410
   Less foreign taxes withheld ......................                  --                      --                      --
                                                        --------------------    ---------------------   ---------------------
                                                               13,283,801               1,813,261             163,237,410
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
   Management fee ...................................             899,161                 192,740               9,126,105
   Services to shareholders .........................           1,012,851                 139,846               4,020,803
   Trustees' fees and expenses ......................               8,355                  10,010                   7,738
   Shareholder communications .......................              96,316                  17,746                 370,043
   Legal ............................................               5,652                   4,879                   7,505
   Auditing .........................................              14,761                  15,258                  29,637
   Custodian and accounting fees ....................              38,649                  21,157                 407,093
   Registration expenses ............................              39,474                  10,112                  29,694
   Amortization of organization expenses ............                  --                      --                      --
   Other ............................................               8,518                   6,821                  70,627
                                                        --------------------    ---------------------   ---------------------
Total expenses before reductions ....................           2,123,737                 418,569              14,069,245
Expense reductions ..................................                  --                      --                      --
                                                        --------------------    ---------------------   ---------------------
Expenses, net .......................................           2,123,737                 418,569              14,069,245
-----------------------------------------------------------------------------------------------------------------------------
Net investment income ...............................          11,160,064               1,394,692             149,168,165
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments ....................................                  --                     415               7,985,595
     Futures contracts ..............................                  --                      --                      --
     Written options ................................                  --                      --                      --
     Foreign currency related transactions ..........                  --                      --                      --
   Net unrealized appreciation (depreciation) on:
     Investments ....................................             (47,880)                     --                (168,108)
     Futures contracts ..............................                  --                      --                      --
     Written options ................................                  --                      --                      --
     Foreign currency related transactions ..........                  --                      --                      --
                                                        --------------------    ---------------------   ---------------------
Net gain (loss) on investments ......................             (47,880)                    415               7,817,487
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ..................................     $    11,112,184         $     1,395,107         $   156,985,652
-----------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              AARP High               AARP Insured               AARP Bond
Six Months Ended March 31, 1998                          Quality Short Term      Tax Free General Bond            Fund for
(Unaudited)                                                   Bond Fund                   Fund                     Income
------------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Income:
   Interest .........................................     $    15,155,418           $    45,872,825           $     2,781,760
   Dividends ........................................                  --                        --                        --
                                                        ---------------------     ---------------------     ---------------------
                                                               15,155,418                45,872,825                 2,781,760
   Less foreign taxes withheld ......................                  --                        --                        --
                                                        ---------------------     ---------------------     ---------------------
                                                               15,155,418                45,872,825                 2,781,760
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Management fee ...................................           1,059,529                 4,031,165                   224,660
   Services to shareholders .........................             768,436                   999,213                   115,186
   Trustees' fees and expenses ......................               7,955                     5,909                     9,677
   Shareholder communications .......................              84,367                    74,159                     6,531
   Legal ............................................               7,611                     6,231                     5,334
   Auditing .........................................              25,713                    29,393                    15,282
   Custodian and accounting fees ....................              47,902                   157,873                    24,040
   Registration expenses ............................              13,741                    42,489                    34,684
   Amortization of organization expenses ............                  --                        --                     1,295
   Other ............................................              12,813                    32,038                       478
                                                        ---------------------     ---------------------     ---------------------
Total expenses before reductions ....................           2,028,067                 5,378,470                   437,167
Expense reductions ..................................                  --                        --                  (399,535)
                                                        ---------------------     ---------------------     ---------------------
Expenses, net .......................................           2,028,067                 5,378,470                    37,632
------------------------------------------------------------------------------------------------------------------------------------
Net investment income ...............................          13,127,351                40,494,355                 2,744,128
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments ....................................           6,163,168                   201,138                   744,469
     Futures contracts ..............................              48,649                (5,985,621)                  (22,779)
     Written options ................................                  --                        --                        --
     Foreign currency related transactions ..........                  --                        --                        --
   Net unrealized appreciation (depreciation) on:
     Investments ....................................          (5,612,624)               20,232,577                  (417,436)
     Futures contracts ..............................                  --                 1,583,432                        --
     Written options ................................                  --                        --                        --
     Foreign currency related transactions ..........                  --                        --                        --
                                                        ---------------------     ---------------------     ---------------------
Net gain (loss) on investments ......................             599,193                16,031,526                   304,254
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ..................................     $    13,726,544           $    56,525,881           $     3,048,382
------------------------------------------------------------------------------------------------------------------------------------


Six Months Ended March 31, 1998                            AARP Balanced            AARP Growth and
(Unaudited)                                             Stock and Bond Fund           Income Fund
-------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Income:
   Interest .........................................     $     8,666,574           $     8,405,688
   Dividends ........................................           6,034,872                88,245,929
                                                        --------------------      --------------------
                                                               14,701,446                96,651,617
   Less foreign taxes withheld ......................             (91,955)                 (927,773)
                                                        --------------------      --------------------
                                                               14,609,491                95,723,844
------------------------------------------------------------------------------------------------------
Expenses:
   Management fee ...................................           1,596,299                16,052,577
   Services to shareholders .........................           1,024,184                 5,488,921
   Trustees' fees and expenses ......................              10,597                     6,016
   Shareholder communications .......................             146,829                   577,565
   Legal ............................................               4,483                     5,471
   Auditing .........................................              19,281                    15,556
   Custodian and accounting fees ....................              58,773                   661,187
   Registration expenses ............................              35,528                   130,504
   Amortization of organization expenses ............               4,435                        --
   Other ............................................               5,414                   101,959
                                                        --------------------      --------------------
Total expenses before reductions ....................           2,905,823                23,039,756
Expense reductions ..................................                  --                        --
                                                        --------------------      --------------------
Expenses, net .......................................           2,905,823                23,039,756
------------------------------------------------------------------------------------------------------
Net investment income ...............................          11,703,668                72,684,088
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments ....................................          25,247,446               459,458,361
     Futures contracts ..............................             (61,504)                       --
     Written options ................................                  --                        --
     Foreign currency related transactions ..........               7,085                  (135,455)
   Net unrealized appreciation (depreciation) on:
     Investments ....................................          30,208,718               406,382,557
     Futures contracts ..............................                  --                        --
     Written options ................................                  --                        --
     Foreign currency related transactions ..........              (1,364)                  (24,968)
                                                        --------------------      --------------------
Net gain (loss) on investments ......................          55,400,381               865,680,495
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ..................................     $    67,104,049           $   938,364,583
------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                      AARP Capital
Six Months Ended March 31, 1998                                          AARP U.S.                       Growth
(Unaudited)                                                          Stock Index Fund                     Fund
-----------------------------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Income:
   Interest .........................................                 $        56,556               $     1,407,966
   Dividends ........................................                         438,557                     6,316,344
   Income distributions from Underlying Funds .......                              --                            --
                                                                    --------------------          ---------------------
                                                                              495,113                     7,724,310
   Less foreign taxes withheld ......................                          (1,195)                      (23,231)
                                                                    --------------------          ---------------------
                                                                              493,918                     7,701,079
-----------------------------------------------------------------------------------------------------------------------
Expenses:
   Management fee ...................................                          64,950                     3,743,923
   Services to shareholders .........................                         109,668                     1,372,577
   Trustees' fees and expenses ......................                           9,839                         5,912
   Shareholder communications .......................                           8,098                       156,495
   Legal ............................................                           4,762                         5,598
   Auditing .........................................                          14,827                        21,661
   Custodian and accounting fees ....................                          59,616                       105,307
   Registration expenses ............................                          25,732                        38,605
   Amortization of organization expenses ............                           1,594                            --
   Other ............................................                           1,095                        21,445
                                                                    --------------------          ---------------------
Total expenses before reductions ....................                         300,181                     5,471,523
Expense reductions ..................................                        (185,166)                           --
                                                                    --------------------          ---------------------
Expenses, net .......................................                         115,015                     5,471,523
-----------------------------------------------------------------------------------------------------------------------
Net investment income ...............................                         378,903                     2,229,556
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments ....................................                          49,157                    52,177,673
     Futures contracts ..............................                         334,314                            --
     Written options ................................                              --                            --
     Foreign currency related transactions ..........                              --                            --
   Capital gain distributions from Underlying Funds..                              --                            --
   Net unrealized appreciation (depreciation) on:
     Investments ....................................                       7,464,417                    88,445,412
     Futures contracts ..............................                         (14,238)                           --
     Written options ................................                              --                            --
     Foreign currency related transactions ..........                              --                            --
                                                                    --------------------          ---------------------
Net gain (loss) on investments ......................                       7,833,650                   140,623,085
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ..................................                 $     8,212,553               $   142,852,641
-----------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  AARP Small               AARP Global           AARP International
Six Months Ended March 31, 1998                                    Company                    Growth                 Growth and
(Unaudited)                                                       Stock Fund                   Fund                  Income Fund
------------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Income:
   Interest .........................................        $        99,351           $       822,335           $        65,188
   Dividends ........................................                507,930                 1,025,868                   318,367
   Income distributions from Underlying Funds .......                     --                        --                        --
                                                           ---------------------     ---------------------     ---------------------
                                                                     607,281                 1,848,203                   383,555
   Less foreign taxes withheld ......................                     --                   (86,022)                  (28,614)
                                                           ---------------------     ---------------------     ---------------------
                                                                     607,281                 1,762,181                   354,941
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Management fee ...................................                269,719                   609,501                    97,690
   Services to shareholders .........................                196,716                   408,172                    84,715
   Trustees' fees and expenses ......................                 10,200                     9,244                     9,528
   Shareholder communications .......................                 19,973                    52,044                     6,574
   Legal ............................................                  4,517                     4,608                     4,727
   Auditing .........................................                 14,539                    20,059                    16,384
   Custodian and accounting fees ....................                 23,372                   106,360                    42,739
   Registration expenses ............................                 32,086                    15,642                    21,586
   Amortization of organization expenses ............                  1,296                     1,370                     1,296
   Other ............................................                    751                     3,483                       619
                                                           ---------------------     ---------------------     ---------------------
Total expenses before reductions ....................                573,169                 1,230,483                   285,858
Expense reductions ..................................                 (5,786)                       --                   (69,453)
                                                           ---------------------     ---------------------     ---------------------
Expenses, net .......................................                567,383                 1,230,483                   216,405
------------------------------------------------------------------------------------------------------------------------------------
Net investment income ...............................                 39,898                   531,698                   138,536
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments ....................................                696,823                 3,637,916                  (786,110)
     Futures contracts ..............................                     --                        --                        --
     Written options ................................                     --                        --                        --
     Foreign currency related transactions ..........                     --                   (15,307)                   (8,997)
   Capital gain distributions from Underlying Funds..                     --                        --                        --
   Net unrealized appreciation (depreciation) on:
     Investments ....................................              5,298,418                 8,014,500                 3,873,816
     Futures contracts ..............................                     --                        --                        --
     Written options ................................                     --                        --                   (53,018)
     Foreign currency related transactions ..........                     --                   527,647                    (1,496)
                                                           ---------------------     ---------------------     ---------------------
Net gain (loss) on investments ......................              5,995,241                12,164,756                 3,024,195
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ..................................        $     6,035,139           $    12,696,454           $     3,162,731
------------------------------------------------------------------------------------------------------------------------------------

                                                              AARP Diversified          AARP Diversified
Six Months Ended March 31, 1998                                  Income with                 Growth
(Unaudited)                                                   Growth Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------

Income:
   Interest .........................................       $            --           $            --
   Dividends ........................................                    --                        --
   Income distributions from Underlying Funds .......             1,416,209                 1,326,807
                                                          --------------------      --------------------
                                                                  1,416,209                 1,326,807
   Less foreign taxes withheld ......................                    --                        --
                                                          --------------------      --------------------
                                                                  1,416,209                 1,326,807
--------------------------------------------------------------------------------------------------------
Expenses:
   Management fee ...................................                    --                        --
   Services to shareholders .........................                    --                        --
   Trustees' fees and expenses ......................                    --                        --
   Shareholder communications .......................                    --                        --
   Legal ............................................                    --                        --
   Auditing .........................................                    --                        --
   Custodian and accounting fees ....................                    --                        --
   Registration expenses ............................                    --                        --
   Amortization of organization expenses ............                    --                        --
   Other ............................................                    --                        --
                                                          --------------------      --------------------
Total expenses before reductions ....................                    --                        --
Expense reductions ..................................                    --                        --
                                                          --------------------      --------------------
Expenses, net .......................................                    --                        --
--------------------------------------------------------------------------------------------------------
Net investment income ...............................             1,416,209                 1,326,807
--------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments ....................................                17,713                    44,267
     Futures contracts ..............................                    --                        --
     Written options ................................                    --                        --
     Foreign currency related transactions ..........                    --                        --
   Capital gain distributions from Underlying Funds..               696,010                 2,068,563
   Net unrealized appreciation (depreciation) on:
     Investments ....................................             1,148,072                 4,625,967
     Futures contracts ..............................                    --                        --
     Written options ................................                    --                        --
     Foreign currency related transactions ..........                    --                        --
                                                          --------------------      --------------------
Net gain (loss) on investments ......................             1,861,795                 6,738,797
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ..................................       $     3,278,004           $     8,065,604
--------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 AARP High                                  AARP High
                                                                  Quality                               Quality Tax Free
                                                                Money Fund                                 Money Fund
-----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Six Months            Year                 Six Months            Year
                                                         Ended               Ended                  Ended               Ended
                                                     March 31, 1998      September 30,          March 31, 1998      September 30,
Operations:                                           (Unaudited)            1997                (Unaudited)            1997
                                                    -----------------   ----------------       -----------------   ----------------
   Net investment income ..........................  $  11,160,064       $  20,990,921          $   1,394,692       $   2,927,078
   Net realized gain (loss) on investment
     transactions .................................             --                  --                    415                  --
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ....        (47,880)             14,657                     --                  --
                                                    -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations ................................     11,112,184          21,005,578              1,395,107           2,927,078
                                                    -----------------   ----------------       -----------------   ----------------
Distributions to shareholders:
   Net investment income ..........................    (11,160,064)        (20,990,921)            (1,394,692)         (2,927,078)
   Net realized gains .............................             --                  --                     --                  --
                                                    -----------------   ----------------       -----------------   ----------------
Total distributions ...............................    (11,160,064)        (20,990,921)            (1,394,692)         (2,927,078)
                                                    -----------------   ----------------       -----------------   ----------------
Fund share transactions:
   Proceeds from sale of shares ...................    304,868,148         586,180,766             15,210,040          28,579,750
   Net asset value of shares issued to
     shareholders in reinvestment of
     distributions ................................     10,122,163          18,980,197              1,125,042           2,345,700
   Cost of shares redeemed                            (310,332,220)       (545,990,946)           (18,922,255)        (39,576,285)
                                                    -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets from Fund
   share transactions .............................      4,658,091          59,170,017             (2,587,173)         (8,650,835)
                                                    -----------------   ----------------       -----------------   ----------------
Increase (decrease) in net assets .................      4,610,211          59,184,674             (2,586,758)         (8,650,835)
Net assets at beginning of period .................    471,310,867         412,126,193            102,613,893         111,264,728
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ...................  $ 475,921,078       $ 471,310,867          $ 100,027,135       $ 102,613,893
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN FUND SHARES:
-----------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........    471,432,488         412,261,312            102,619,379         111,270,214
                                                    -----------------   ----------------       -----------------   ----------------
Shares sold .......................................    304,868,148         586,181,925             15,210,040          28,579,750
Shares issued to shareholders in reinvestment of
   distributions ..................................     10,122,163          18,980,197              1,125,042           2,345,700
Shares redeemed ...................................   (310,332,220)       (545,990,946)           (18,922,255)        (39,576,285)
                                                    -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in Fund shares ............      4,658,091          59,171,176             (2,587,173)         (8,650,835)
                                                    -----------------   ----------------       -----------------   ----------------
Shares outstanding at end of period ...............    476,090,579         471,432,488            100,032,206         102,619,379
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Includes Undistributed (overdistributed) net
     investment income                               $          --       $          --          $          --       $          --

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    AARP GNMA                                 AARP High
                                                                    and U.S.                             Quality Short Term
                                                                  Treasury Fund                               Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------

                                                       Six Months             Year               Six Months             Year
                                                          Ended               Ended                 Ended               Ended
                                                     March 31, 1998       September 30,        March 31, 1998       September 30,
Operations:                                            (Unaudited)            1997               (Unaudited)            1997
                                                    ------------------  ------------------    ------------------  ------------------
   Net investment income .......................... $   149,168,165     $   306,582,822       $    13,127,351     $    27,958,146
   Net realized gain (loss) on investment
     transactions .................................       7,985,595          (7,559,113)            6,211,817          (1,677,305)
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ....        (168,108)         85,972,174            (5,612,624)         10,994,171
                                                    ------------------  ------------------    ------------------  ------------------
Net increase (decrease) in net assets resulting
   from operations ................................     156,985,652         384,995,883            13,726,544          37,275,012
                                                    ------------------  ------------------    ------------------  ------------------
Distributions to shareholders:
   Net investment income ..........................    (149,168,165)       (306,582,822)          (13,129,440)        (27,958,146)
   Net realized gains .............................              --                  --                    --                  --
                                                    ------------------  ------------------    ------------------  ------------------
Total distributions ...............................    (149,168,165)       (306,582,822)          (13,129,440)        (27,958,146)
                                                    ------------------  ------------------    ------------------  ------------------
Fund share transactions:
   Proceeds from sale of shares ...................
   Net asset value of shares issued to                  192,961,150         305,492,609            23,531,808          38,051,215
     shareholders in reinvestment of
     distributions ................................      85,826,625         175,180,674             9,133,310          19,402,825
   Cost of shares redeemed                             (349,626,149)       (879,545,728)          (44,472,698)       (123,806,554)
                                                    ------------------  ------------------    ------------------  ------------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (70,838,374)       (398,872,445)          (11,807,580)        (66,352,514)
                                                    ------------------  ------------------    ------------------  ------------------
Increase (decrease) in net assets .................     (63,020,887)       (320,459,384)          (11,210,476)        (57,035,648)
Net assets at beginning of period .................   4,583,980,460       4,904,439,844           454,869,518         511,905,166
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ................... $ 4,520,959,573     $ 4,583,980,460       $   443,659,042     $   454,869,518
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........     302,304,535         328,879,292            28,196,489          32,366,706
                                                    ------------------  ------------------    ------------------  ------------------
Shares sold .......................................      12,709,967          20,334,844             1,446,685           2,386,782
Shares issued to shareholders in reinvestment of
   distributions ..................................       5,641,020          11,645,941               562,649           1,215,401
Shares redeemed ...................................     (22,986,880)        (58,555,542)           (2,740,348)         (7,772,400)
                                                    ------------------  ------------------    ------------------  ------------------
Net increase (decrease) in Fund shares ............      (4,635,893)        (26,574,757)             (731,014)         (4,170,217)
                                                    ------------------  ------------------    ------------------  ------------------
Shares outstanding at end of period ...............     297,668,642         302,304,535            27,465,475          28,196,489
------------------------------------------------------------------------------------------------------------------------------------

(a)  Includes Undistributed (overdistributed) net     $          --       $          --         $     174,201       $     176,290
     investment income

                                                                  AARP Insured
                                                                Tax Free General
                                                                    Bond Fund
--------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------------------------------------

                                                       Six Months             Year
                                                          Ended               Ended
                                                     March 31, 1998       September 30,
Operations:                                            (Unaudited)            1997
                                                    ------------------  ------------------
   Net investment income .......................... $    40,494,355     $    83,718,654
   Net realized gain (loss) on investment
     transactions .................................      (5,784,483)         (3,663,217)
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ....      21,816,009          61,740,321
                                                    ------------------  ------------------
Net increase (decrease) in net assets resulting
   from operations ................................      56,525,881         141,795,758
                                                    ------------------  ------------------
Distributions to shareholders:
   Net investment income ..........................     (40,494,355)        (83,718,654)
   Net realized gains .............................      (4,608,507)         (8,693,174)
                                                    ------------------  ------------------
Total distributions ...............................     (45,102,862)        (92,411,828)
                                                    ------------------  ------------------
Fund share transactions:
   Proceeds from sale of shares ...................
   Net asset value of shares issued to                   58,981,349         103,693,632
     shareholders in reinvestment of
     distributions ................................      27,186,594          55,906,529
   Cost of shares redeemed                              (98,589,002)       (252,388,145)
                                                    ------------------  ------------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (12,421,059)        (92,787,984)
                                                    ------------------  ------------------
Increase (decrease) in net assets .................        (998,040)        (43,404,054)
Net assets at beginning of period .................   1,712,008,168       1,755,412,222
------------------------------------------------------------------------------------------
Net assets at end of period (a) ................... $ 1,711,010,128     $ 1,712,008,168
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........      92,944,577          98,088,821
                                                    ------------------  ------------------
Shares sold .......................................       3,181,453           5,746,587
Shares issued to shareholders in reinvestment of
   distributions ..................................       1,465,242           3,094,529
Shares redeemed ...................................      (5,319,210)        (13,985,360)
                                                    ------------------  ------------------
Net increase (decrease) in Fund shares ............        (672,515)         (5,144,244)
                                                    ------------------  ------------------
Shares outstanding at end of period ...............      92,272,062          92,944,577
------------------------------------------------------------------------------------------

(a)  Includes Undistributed (overdistributed) net     $          --       $          --
     investment income

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 AARP Bond                                AARP Balanced
                                                                 Fund for                                Stock and Bond
                                                                  Income                                      Fund

-----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Six Months           Period                Six Months            Year
                                                         Ended               Ended                  Ended               Ended
                                                     March 31, 1998      September 30,          March 31, 1998      September 30,
Operations:                                           (Unaudited)          1997 (a)              (Unaudited)            1997
                                                    -----------------   ----------------       -----------------   ----------------
   Net investment income ..........................  $   2,744,128       $   1,266,014          $  11,703,668       $  18,953,996
   Net realized gain (loss) on investment
     transactions .................................        721,690              32,537             25,193,027          27,065,207
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ....       (417,436)            855,121             30,207,354          79,619,125
                                                    -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations ................................      3,048,382           2,153,672             67,104,049         125,638,328
                                                    -----------------   ----------------       -----------------   ----------------
Distributions to shareholders:
   Net investment income ..........................     (2,744,128)         (1,266,014)           (11,369,485)        (19,390,434)
   Net realized gains .............................       (105,326)                 --            (30,730,876)         (5,003,640)
                                                    -----------------   ----------------       -----------------   ----------------
Total distributions ...............................     (2,849,454)         (1,266,014)           (42,100,361)        (24,394,074)
                                                    -----------------   ----------------       -----------------   ----------------
Fund share transactions:
   Proceeds from sale of shares ...................     51,015,693          59,830,356            110,543,045         193,384,596
   Net asset value of shares issued to
     shareholders in reinvestment of
     distributions ................................      2,035,623             959,174             38,988,815          22,371,689
   Cost of shares redeemed ........................    (10,186,685)         (3,354,542)           (47,539,466)        (81,824,221)
                                                    -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     42,864,631          57,434,988            101,992,394         133,932,064
                                                    -----------------   ----------------       -----------------   ----------------
Increase (decrease) in net assets .................     43,063,559          58,322,646            126,996,082         235,176,318
Net assets at beginning of period .................     58,324,146               1,500            638,356,257         403,179,939
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (b) ...................  $ 101,387,705       $  58,324,146          $ 765,352,339       $ 638,356,257
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN FUND SHARES:
-----------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........      3,836,332                 100             29,829,626          22,865,594
                                                    -----------------   ----------------       -----------------   ----------------
Shares sold .......................................      3,334,306           3,995,177              5,201,519          10,047,891
Shares issued to shareholders in reinvestment of
   distributions ..................................        133,054              63,663              1,896,341           1,156,073
Shares redeemed ...................................       (664,971)           (222,608)            (2,239,176)         (4,239,932)
                                                    -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in Fund shares ............      2,802,389           3,836,232              4,858,684           6,964,032
                                                    -----------------   ----------------       -----------------   ----------------
Shares outstanding at end of period ...............      6,638,721           3,836,332             34,688,310          29,829,626
-----------------------------------------------------------------------------------------------------------------------------------

(a) These Funds commenced operations on February 1, 1997.
(b)  Includes Undistributed (overdistributed) net
     investment income                               $          --       $          --          $     559,840       $     225,657

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 AARP Growth                                AARP U.S.
                                                                 and Income                                Stock Index
                                                                    Fund                                      Fund

------------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------

                                                       Six Months             Year               Six Months            Period
                                                          Ended               Ended                 Ended               Ended
                                                     March 31, 1998       September 30,        March 31, 1998       September 30,
Operations:                                            (Unaudited)            1997               (Unaudited)          1997 (a)
                                                    ------------------  ------------------    ------------------  ------------------
   Net investment income .......................... $    72,684,088     $   124,954,648       $       378,903     $       266,300
   Net realized gain (loss) on investment
     transactions .................................     459,322,906         532,817,544               383,471             208,409
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ....     406,357,589       1,169,023,017             7,450,179           3,745,667
                                                    ------------------  ------------------    ------------------  ------------------
Net increase (decrease) in net assets resulting
   from operations ................................     938,364,583       1,826,795,209             8,212,553           4,220,376
                                                    ------------------  ------------------    ------------------  ------------------
Distributions to shareholders:
   Net investment income ..........................     (68,180,646)       (126,615,982)             (410,597)           (277,755)
   Net realized gains .............................    (581,929,952)       (167,523,016)             (299,496)                 --
                                                    ------------------  ------------------    ------------------  ------------------
Total distributions ...............................    (650,110,598)       (294,138,998)             (710,093)           (277,755)
                                                    ------------------  ------------------    ------------------  ------------------
Fund share transactions:
   Proceeds from sale of shares ...................     660,378,303       1,183,350,802            28,290,865          36,277,789
   Net asset value of shares issued to
     shareholders in reinvestment of
     distributions ................................     597,352,097         268,600,153               646,154             242,587
   Cost of shares redeemed ........................    (397,891,513)       (597,577,667)           (8,527,377)         (2,379,424)
                                                    ------------------  ------------------    ------------------  ------------------
Net increase (decrease) in net assets from Fund         859,838,887         854,373,288            20,409,642          34,140,952
   share transactions ............................. ------------------  ------------------    ------------------  ------------------

Increase (decrease) in net assets .................   1,148,092,872       2,387,029,499            27,912,102          38,083,573
Net assets at beginning of period .................   6,606,012,897       4,218,983,398            38,085,073               1,500
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (b) ................... $ 7,754,105,769     $ 6,606,012,897       $    65,997,175     $    38,085,073
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........     113,474,683          96,018,596             2,117,187                 100
                                                    ------------------  ------------------    ------------------  ------------------
Shares sold .......................................      11,692,958          23,887,562             1,479,282           2,243,958
Shares issued to shareholders in reinvestment of
   distributions ..................................      11,365,333           5,612,664                34,460              14,065
Shares redeemed ...................................      (7,073,638)        (12,044,139)             (457,803)           (140,936)
                                                    ------------------  ------------------    ------------------  ------------------
Net increase (decrease) in Fund shares ............      15,984,653          17,456,087             1,055,939           2,117,087
                                                    ------------------  ------------------    ------------------  ------------------
Shares outstanding at end of period ...............     129,459,336         113,474,683             3,173,126           2,117,187
------------------------------------------------------------------------------------------------------------------------------------

(a) These Funds commenced operations on February 1, 1997.
(b)  Includes Undistributed (overdistributed) net
     investment income                              $     7,824,830     $     3,321,388       $       (25,420)    $         6,274

                                                                       AARP Capital
                                                                          Growth
                                                                           Fund

-------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------------------------------

                                                              Six Months             Year
                                                                 Ended               Ended
                                                            March 31, 1998       September 30,
Operations:                                                   (Unaudited)            1997
                                                           ------------------  ------------------
   Net investment income ..........................        $     2,229,556     $     7,016,141
   Net realized gain (loss) on investment
     transactions .................................             52,177,673         100,379,274
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ....             88,445,412         279,281,585
                                                           ------------------  ------------------
Net increase (decrease) in net assets resulting
   from operations ................................            142,852,641         386,677,000
                                                           ------------------  ------------------
Distributions to shareholders:
   Net investment income ..........................             (6,661,535)         (7,776,073)
   Net realized gains .............................            (92,509,359)        (75,674,469)
                                                           ------------------  ------------------
Total distributions ...............................            (99,170,894)        (83,450,542)
                                                           ------------------  ------------------
Fund share transactions:
   Proceeds from sale of shares ...................            115,410,373         155,757,996
   Net asset value of shares issued to
     shareholders in reinvestment of
     distributions ................................             94,606,720          79,684,673
   Cost of shares redeemed ........................            (82,429,154)       (136,425,886)
                                                           ------------------  ------------------
Net increase (decrease) in net assets from Fund                127,587,939          99,016,783
   share transactions .............................        ------------------  ------------------

Increase (decrease) in net assets .................            171,269,686         402,243,241
Net assets at beginning of period .................          1,228,379,954         826,136,713
-------------------------------------------------------------------------------------------------
Net assets at end of period (b) ...................        $ 1,399,649,640     $ 1,228,379,954
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN FUND SHARES:
-------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........             21,237,515          19,005,749
                                                           ------------------  ------------------
Shares sold .......................................              2,071,609           3,214,860
Shares issued to shareholders in reinvestment of
   distributions ..................................              1,855,398           1,860,053
Shares redeemed ...................................             (1,487,991)         (2,843,147)
                                                           ------------------  ------------------
Net increase (decrease) in Fund shares ............              2,439,016           2,231,766
                                                           ------------------  ------------------
Shares outstanding at end of period ...............             23,676,531          21,237,515
-------------------------------------------------------------------------------------------------

(a) These Funds commenced operations on February 1, 1997.
(b)  Includes Undistributed (overdistributed) net
     investment income                                       $   1,988,058       $   6,420,037

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                AARP Small                                 AARP Global
                                                                  Company                                    Growth
                                                                Stock Fund                                    Fund
-----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Six Months           Period                Six Months            Year
                                                         Ended               Ended                  Ended               Ended
                                                     March 31, 1998      September 30,          March 31, 1998      September 30,
Operations:                                           (Unaudited)          1997 (a)              (Unaudited)            1997
                                                    -----------------   ----------------       -----------------   ----------------
   Net investment income ..........................  $      39,898       $      54,756          $     531,698       $     609,798
   Net realized gain (loss) on investment
     transactions .................................        696,823             243,254              3,622,609           3,282,024
   Capital gain distributions from
     Underlying Funds .............................             --                  --                     --                  --
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ....      5,298,418           7,634,126              8,542,147          21,062,454
                                                    -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations ................................      6,035,139           7,932,136             12,696,454          24,954,276
                                                    -----------------   ----------------       -----------------   ----------------
Distributions to shareholders:
   Net investment income ..........................       (123,413)                 --             (1,240,117)           (336,444)
   Net realized gains .............................       (246,828)                 --             (4,107,884)                 --
                                                    -----------------   ----------------       -----------------   ----------------
Total distributions ...............................       (370,241)                 --             (5,348,001)           (336,444)
                                                    -----------------   ----------------       -----------------   ----------------
Fund share transactions:
   Proceeds from sale of shares ...................     51,192,002          45,455,488             17,279,343          67,490,929
   Net asset value of shares issued to
     shareholders in reinvestment of
     distributions ................................        359,305                  --              5,161,710             321,411
   Cost of shares redeemed ........................    (11,662,008)         (3,117,651)           (17,735,939)        (22,052,777)
                                                    -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     39,889,299          42,337,837              4,705,114          45,759,563
                                                    -----------------   ----------------       -----------------   ----------------
Increase (decrease) in net assets .................     45,554,197          50,269,973             12,053,567          70,377,395
Net assets at beginning of period .................     50,271,473               1,500            148,029,373          77,651,978
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (b) ...................  $  95,825,670       $  50,271,473          $ 160,082,940       $ 148,029,373
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN FUND SHARES:
-----------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........      2,510,889                 100              7,693,438           5,012,508
                                                    -----------------   ----------------       -----------------   ----------------
Shares sold .......................................      2,522,887           2,689,583                915,835           3,954,573
Shares issued to shareholders in reinvestment of
   distributions ..................................         18,267                  --                288,364              19,853
Shares redeemed ...................................       (583,507)           (178,794)              (957,142)         (1,293,496)
                                                    -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in Fund shares ............      1,957,647           2,510,789                247,057           2,680,930
                                                    -----------------   ----------------       -----------------   ----------------
Shares outstanding at end of period ...............      4,468,536           2,510,889              7,940,495           7,693,438
-----------------------------------------------------------------------------------------------------------------------------------
(a) These Funds commenced operations on February 1, 1997.
(b)  Includes Undistributed (overdistributed) net
     investment income                               $    (12,279)       $      71,236          $     436,467       $   1,144,886

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    AARP                                      AARP
                                                            International Growth                       Diversified Income
                                                               and Income Fund                        with Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------

                                                       Six Months            Period              Six Months            Period
                                                          Ended               Ended                 Ended               Ended
                                                     March 31, 1998       September 30,        March 31, 1998       September 30,
Operations:                                            (Unaudited)          1997 (a)             (Unaudited)          1997 (a)
                                                    ------------------  ------------------    ------------------  ------------------
   Net investment income .......................... $       138,536     $       156,217       $     1,416,209     $       880,498
   Net realized gain (loss) on investment
     transactions .................................        (795,107)            175,100                17,713              44,276
   Capital gain distributions from
     Underlying Funds .............................              --                  --               696,010                  --
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ....       3,819,302           1,437,331             1,148,072           1,834,574
                                                    ------------------  ------------------    ------------------  ------------------
Net increase (decrease) in net assets resulting
   from operations ................................       3,162,731           1,768,648             3,278,004           2,759,348
                                                    ------------------  ------------------    ------------------  ------------------
Distributions to shareholders:
   Net investment income ..........................        (156,766)                 --            (1,397,325)           (869,781)
   Net realized gains .............................        (213,772)                 --              (167,236)                 --
                                                    ------------------  ------------------    ------------------  ------------------
Total distributions ...............................        (370,538)                 --            (1,564,561)           (869,781)
                                                    ------------------  ------------------    ------------------  ------------------
Fund share transactions:
   Proceeds from sale of shares ...................      12,293,243          20,394,042            27,270,152          45,476,743
   Net asset value of shares issued to
     shareholders in reinvestment of
     distributions ................................         359,913                  --             1,261,239             671,013
   Cost of shares redeemed ........................      (3,637,115)         (1,905,128)           (7,573,724)         (4,640,905)
                                                    ------------------  ------------------    ------------------  ------------------
Net increase (decrease) in net assets from Fund
   share transactions .............................       9,016,041          18,488,914            20,957,667          41,506,851
                                                    ------------------  ------------------    ------------------  ------------------
Increase (decrease) in net assets .................      11,808,234          20,257,562            22,671,110          43,396,418
Net assets at beginning of period .................      20,259,062               1,500            43,446,418              50,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (b) ................... $    32,067,296     $    20,259,062       $    66,117,528     $    43,446,418
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........       1,166,775                 100             2,721,909               3,333
                                                    ------------------  ------------------    ------------------  ------------------
Shares sold .......................................         703,872           1,283,093             1,690,628           2,973,907
Shares issued to shareholders in reinvestment of
   distributions ..................................          21,853                  --                78,114              42,898
Shares redeemed ...................................        (214,633)           (116,418)             (469,402)           (298,229)
                                                    ------------------  ------------------    ------------------  ------------------
Net increase (decrease) in Fund shares ............         511,092           1,166,675             1,299,340           2,718,576
                                                    ------------------  ------------------    ------------------  ------------------
Shares outstanding at end of period ...............       1,677,867           1,166,775             4,021,249           2,721,909
------------------------------------------------------------------------------------------------------------------------------------

(a) These Funds commenced operations on February 1, 1997.
(b)  Includes Undistributed (overdistributed) net
     investment income                              $       136,801     $       155,031       $        29,601     $        10,717

                                                                           AARP
                                                                        Diversified
                                                                     Growth Portfolio
-------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------------------------------

                                                              Six Months            Period
                                                                 Ended               Ended
                                                            March 31, 1998       September 30,
Operations:                                                   (Unaudited)          1997 (a)
                                                           ------------------  ------------------
   Net investment income ..........................        $     1,326,807     $       645,438
   Net realized gain (loss) on investment
     transactions .................................                 44,267              82,133
   Capital gain distributions from
     Underlying Funds .............................              2,068,563                  --
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ....              4,625,967           3,946,386
                                                           ------------------  ------------------
Net increase (decrease) in net assets resulting
   from operations ................................              8,065,604           4,673,957
                                                           ------------------  ------------------
Distributions to shareholders:
   Net investment income ..........................             (1,347,639)                 --
   Net realized gains .............................               (421,138)                 --
                                                           ------------------  ------------------
Total distributions ...............................             (1,768,777)                 --
                                                           ------------------  ------------------
Fund share transactions:
   Proceeds from sale of shares ...................             45,016,293          60,765,788
   Net asset value of shares issued to
     shareholders in reinvestment of
     distributions ................................              1,724,532                  --
   Cost of shares redeemed ........................             (8,896,451)         (3,692,927)
                                                           ------------------  ------------------
Net increase (decrease) in net assets from Fund
   share transactions .............................             37,844,374          57,072,861
                                                           ------------------  ------------------
Increase (decrease) in net assets .................             44,141,201          61,746,818
Net assets at beginning of period .................             61,796,818              50,000
-------------------------------------------------------------------------------------------------
Net assets at end of period (b) ...................        $   105,938,019     $    61,796,818
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN FUND SHARES:
-------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........              3,551,018               3,333
                                                           ------------------  ------------------
Shares sold .......................................              2,558,246           3,770,457
Shares issued to shareholders in reinvestment of
   distributions ..................................                100,909                  --
Shares redeemed ...................................               (507,177)           (222,772)
                                                           ------------------  ------------------
Net increase (decrease) in Fund shares ............              2,151,978           3,547,685
                                                           ------------------  ------------------
Shares outstanding at end of period ...............              5,702,996           3,551,018
-------------------------------------------------------------------------------------------------

(a) These Funds commenced operations on February 1, 1997.
(b)  Includes Undistributed (overdistributed) net
     investment income                                     $       624,606     $       645,438


     The accompanying notes are an integral part of the financial statements

                                    This page
                                  intentionally
                                   left blank.

                                          F I N A N C I A L  H I G H L I G H T S


                                        This section  shows you the  statistical
                                        per   share    income   and    ratio(s),
                                        information from operations, dividends paid to shareholders, total returns, expense ratios of the AARP Mutual Funds, and other information. It is designed to help you understand how a Fund performed and allows you to compare this year's performance and expenses to those of prior years.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
  AARP HIGH QUALITY MONEY FUND
--------------------------------------------------------------------------------

The following table includes selected data for a              Six Months
share outstanding throughout each period and                 Ended March 31,             Years Ended September 30,
other performance information derived from the                   1998     ---------------------------------------------------------
financial statements.                                         (Unaudited)     1997      1996       1995      1994      1993
                                                            -----------------------------------------------------------------------
Net asset value, beginning of period ....................   $  1.000       $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                            -----------------------------------------------------------------------
   Net investment income ................................       .024           .046        .045        .049        .028        .021
   Distributions from net investment income .............      (.024)         (.046)      (.045)      (.049)      (.028)      (.021)
                                                            -----------------------------------------------------------------------
Net asset value, end of period ..........................   $  1.000       $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                            -----------------------------------------------------------------------
Total Return (%) ........................................       2.39(a)        4.72        4.62        4.99        2.84        2.13
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................        476            471         412         384         333         254
Ratio of operating expenses to average daily net
   assets (%) ...........................................        .90(b)         .91         .96         .98        1.13        1.31
Ratio of net investment income to average daily net
   assets (%) ...........................................       4.74(b)        4.63        4.54        4.89        2.89        2.12

(a) Not annualized
(b) Annualized

--------------------------------------------------------------------------------
  AARP HIGH QUALITY TAX FREE MONEY FUND
--------------------------------------------------------------------------------

The following table includes selected data for a              Six Months
share outstanding throughout each period and                 Ended March 31,              Years Ended September 30,
other performance information derived from the                   1998     ---------------------------------------------------------
financial statements.                                         (Unaudited)     1997      1996       1995      1994      1993
                                                      -----------------------------------------------------------------------------
Net asset value, beginning of period ..............   $  1.000       $  1.000    $  1.000    $  1.000    $  1.000       $  1.000
                                                      -----------------------------------------------------------------------------
   Net investment income ..........................       .014           .028        .028        .029        .017           .016
   Distributions from net investment income .......      (.014)         (.028)      (.028)      (.029)      (.017)         (.016)
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ....................   $  1.000       $  1.000    $  1.000    $  1.000    $  1.000       $  1.000
                                                      -----------------------------------------------------------------------------
Total Return (%) ..................................       1.39(b)        2.80        2.80        2.99        1.76(a)        1.62(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............        100            103         111         120         129            134
Ratio of operating expenses, net, to average daily
   net assets (%) .................................        .83(c)         .85         .85         .87         .90            .93
Ratio of operating expenses, before expense
   reductions, to average daily net assets (%) ....        .83(c)         .85         .85         .87         .91           1.15
Ratio of net investment income to average daily net
   assets (%) .....................................       2.77(c)        2.76        2.77        2.94        1.75           1.60

(a) Total returns would have been lower had certain expenses not been reduced.
(b) Not annualized
(c) Annualized

--------------------------------------------------------------------------------
  AARP GNMA AND U.S. TREASURY FUND
--------------------------------------------------------------------------------


The following table includes selected data for a
share outstanding throughout each period and              Six Months
other performance information derived from the              Ended
financial statements.                                     March 31,                        Years Ended September 30,
                                                            1998        ------------------------------------------------------------
                                                         (Unaudited)        1997       1996         1995        1994         1993
                                                     -------------------------------------------------------------------------------
Net asset value, beginning of period ..............   $   15.16       $   14.91    $   15.19    $   14.73    $   15.96    $   16.19
                                                     -------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ..........................         .50             .98          .99         1.01          .93         1.15
   Net realized and unrealized gain (loss) on
     investments ..................................         .03             .25         (.28)         .46        (1.23)        (.23)
                                                     -------------------------------------------------------------------------------
Total from investment operations ..................         .53            1.23          .71         1.47         (.30)         .92
                                                     -------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................        (.50)           (.98)        (.99)        (.98)        (.93)       (1.15)
   Tax return of capital ..........................          --              --           --         (.03)          --           --
                                                     -------------------------------------------------------------------------------
Total distributions ...............................        (.50)           (.98)        (.99)       (1.01)        (.93)       (1.15)
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ....................   $   15.19       $   15.16    $   14.91    $   15.19    $   14.73    $   15.96
                                                     -------------------------------------------------------------------------------
Total Return (%) ..................................        3.54(a)         8.49         4.79        10.31        (1.90)        5.89
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............       4,521           4,584        4,904        5,252        5,585        6,712
Ratio of operating expenses to average daily net
   assets (%) .....................................         .62(b)          .65          .64          .67          .66          .70
Ratio of net investment income to average daily net
   assets (%) .....................................        6.57(b)         6.51         6.55         6.77         6.09         7.15
Portfolio turnover rate (%) .......................       92.21(b)        86.76        83.44        70.35       114.54       105.49

(a) Not annualized   (b) Annualized

--------------------------------------------------------------------------------
  AARP HIGH QUALITY SHORT TERM BOND FUND
--------------------------------------------------------------------------------


The following table includes selected data for a
share outstanding throughout each period and                        Six Months
other performance information derived from the                       Ended
financial statements.                                               March 31,                       Years Ended September 30,
                                                                      1998       ---------------------------------------------------
                                                                   (Unaudited)       1997       1996       1995   1994      1993
                                                                  -----------------------------------------------------------------
Net asset value, beginning of period ............................      $ 16.13      $ 15.82   $ 16.01   $ 15.05   $ 17.19   $ 16.44
                                                                  -----------------------------------------------------------------
Income from investment operations:
   Net investment income ........................................          .47          .93       .92       .94       .85       .93
   Net realized and unrealized gain (loss) on
     investments ................................................          .02          .31      (.19)      .95     (1.76)      .93
                                                                  -----------------------------------------------------------------
Total from investment operations ................................          .49         1.24       .73      1.89      (.91)     1.86
                                                                  -----------------------------------------------------------------
Less distributions from:
   Net investment income ........................................         (.47)        (.93)     (.92)     (.93)     (.85)     (.93)
   Net realized gains on investments ............................           --           --        --        --        --      (.18)
   In excess of net realized gains on investments ...............           --           --        --        --      (.38)       --
                                                                  -----------------------------------------------------------------
Total distributions .............................................         (.47)        (.93)     (.92)     (.93)    (1.23)    (1.11)
                                                                  -----------------------------------------------------------------
Net asset value, end of period ..................................      $ 16.15      $ 16.13   $ 15.82   $ 16.01   $ 15.05   $ 17.19
                                                                  -----------------------------------------------------------------
Total Return (%) ................................................         3.08(a)      8.15      4.59     12.98     (5.55)    11.88
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................          444          455       512       533       568       604
Ratio of operating expenses to average daily net
   assets (%) ...................................................          .90(b)       .93       .91       .95       .95      1.01
Ratio of net investment income to average daily net
   assets (%) ...................................................         5.85(b)      5.84      5.76      6.13      5.31      5.64
Portfolio turnover rate (%) .....................................       166.27(b)     83.26    169.96    201.07     63.75    100.98

(a) Not annualized   (b) Annualized

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
  AARP INSURED TAX FREE GENERAL BOND FUND
--------------------------------------------------------------------------------


The following table includes selected data for a share
outstanding throughout each period and                        Six Months
other performance information derived from the                  Ended
financial statements.                                          March 31,             Years Ended September 30,
                                                                1998     ----------------------------------------------------
                                                              Unaudited)     1997      1996       1995      1994      1993
                                                            -----------------------------------------------------------------
Net asset value, beginning of period .....................  $ 18.42     $ 17.90     $ 17.74     $ 16.93     $ 19.00   $ 17.88
                                                            -----------------------------------------------------------------
Income from investment operations:
   Net investment income .................................      .44         .88         .87         .87         .86       .90
   Net realized and unrealized gain (loss) on
     investments .........................................      .17         .61         .16         .81       (1.67)     1.55
                                                            -----------------------------------------------------------------
Total from investment operations .........................      .61        1.49        1.03        1.68        (.81)     2.45
                                                            -----------------------------------------------------------------
Less distributions from:
   Net investment income .................................     (.44)       (.88)       (.87)       (.87)       (.86)     (.90)
   Net realized gains on investments .....................     (.05)       (.09)         --          --        (.34)     (.43)
   In excess of net realized gains on investments ........       --          --          --          --        (.06)       --
                                                            -----------------------------------------------------------------
Total distributions ......................................     (.49)       (.97)       (.87)       (.87)      (1.26)    (1.33)
                                                            -----------------------------------------------------------------
Net asset value, end of period ...........................  $ 18.54     $ 18.42     $ 17.90     $ 17.74     $ 16.93   $ 19.00
                                                            -----------------------------------------------------------------
Total Return (%) .........................................     3.33(a)     8.57        5.88       10.21       (4.48)    14.31
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................    1,711       1,712       1,755       1,807       1,914     2,087
Ratio of operating expenses to average daily net
   assets (%) ............................................      .63(b)      .66         .66         .69         .68       .72
Ratio of net investment income to average daily
   net assets (%) ........................................     4.74(b)     4.87        4.83        5.06        4.80      4.90
Portfolio turnover rate (%) ..............................      .15(b)     7.61       18.69       17.45       38.39     47.96

(a) Not annualized   (b) Annualized

--------------------------------------------------------------------------------
  AARP BOND FUND FOR INCOME
--------------------------------------------------------------------------------

                                                                                              Six Months    For the Period
The following table includes selected data for a                                                Ended      February 1, 1997
share outstanding throughout each period and                                                  March 31,         (a) to
other performance information derived from the                                                   1998        September 30,
financial statements.                                                                        (Unaudited)         1997
                                                                                            ---------------------------------

Net asset value, beginning of period ..................................................     $     15.20     $     15.00
                                                                                            ---------------------------------
Income from investment operations:
   Net investment income ..............................................................             .52             .69
   Net realized and unrealized gain (loss) on investments .............................             .09             .20
                                                                                            ---------------------------------
Total from investment operations ......................................................             .61             .89
                                                                                            ---------------------------------
Less distributions from:
   Net investment income ..............................................................            (.52)           (.69)
   Net realized gains on investments ..................................................            (.02)             --
                                                                                            ---------------------------------
Total distributions ...................................................................            (.54)           (.69)
                                                                                            ---------------------------------
Net asset value, end of period ........................................................     $     15.27     $     15.20
                                                                                            ---------------------------------
Total Return (%) (b) ..................................................................            4.04(c)         6.06(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................................................             101              58
Ratio of operating expenses, net, to average daily net assets (%) .....................            0.09(d)           --(d)
Ratio of operating expenses, before expense reductions, to average daily
   net assets (%) .....................................................................            1.08(d)         1.53(d)
Ratio of net investment income to average daily net assets (%) ........................            6.81(d)         7.03(d)
Portfolio turnover rate (%) ...........................................................           95.35(d)        13.69(d)

(a) Commencement of operations
(b) Total return would have been lower had certain expenses not been reduced.
(c) Not Annualized   (d) Annualized

--------------------------------------------------------------------------------
  AARP BALANCED STOCK AND BOND FUND
--------------------------------------------------------------------------------

                                                                   Six Months                                  For the Period
The following table includes selected data for a                      Ended              Years Ended          February 1, 1994
share outstanding throughout each period and                        March 31,           September 30,             (b) to
other performance information derived from the                       1998(a)     ---------------------------   September 30,
financial statements.                                              (Unaudited)    1997(a)     1996     1995        1994
                                                                 --------------------------------------------------------------

Net asset value, beginning of period ..........................    $   21.40     $  17.63   $  16.40   $ 14.64   $ 15.00
                                                                 --------------------------------------------------------------
Income from investment operations:
   Net investment income ......................................          .36          .72        .66       .61       .25
   Net realized and unrealized gain (loss) on investments .....         1.65         3.98       1.44      1.79      (.37)
                                                                 --------------------------------------------------------------
Total from investment operations ..............................         2.01         4.70       2.10      2.40      (.12)
                                                                 --------------------------------------------------------------
Less distributions from:
   Net investment income ......................................         (.35)        (.72)      (.66)     (.60)     (.24)
   Net realized gains on investments ..........................        (1.00)        (.21)      (.21)     (.04)       --
                                                                 --------------------------------------------------------------
Total distributions ...........................................        (1.35)        (.93)      (.87)     (.64)     (.24)
                                                                 --------------------------------------------------------------
Net asset value, end of period ................................    $   22.06     $  21.40   $  17.63   $ 16.40   $ 14.64
                                                                 --------------------------------------------------------------
Total Return (%) ..............................................         9.90(d)     27.34      13.08     16.80      (.78)(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................          765          638        403       247       175
Ratio of operating expenses to average daily net assets (%) ...          .86(e)       .91        .88      1.01      1.31(e)
Ratio of net investment income to average daily net
   assets (%) .................................................         3.46(e)      3.71       4.09      4.12      3.58(e)
Portfolio turnover rate (%) ...................................        45.62(e)     26.79      35.22     63.77     49.32(e)
Average commission rate paid (c) ..............................    $   .0296     $  .0547   $  .0549   $    --   $    --

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations.
(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after October 1, 1995.
(d) Not Annualized   (e) Annualized

--------------------------------------------------------------------------------
  AARP GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The following table includes selected data for a              Six Months
share outstanding throughout each period and                 Ended March                Years Ended September 30,
other performance information derived from the               31, 1998(a)  ---------------------------------------------------------
financial statements.                                        (Unaudited)       1997(a)     1996     1995      1994      1993
                                                             ----------------------------------------------------------------------
Net asset value, beginning of period .......................      $ 58.22      $ 43.94   $ 38.36   $ 34.13   $ 32.91   $ 28.67
                                                              ----------------------------------------------------------------
Income from investment operations:
   Net investment income ...................................          .60         1.19      1.17      1.11       .94       .83
   Net realized and unrealized gain (loss) on investments ..         6.71        16.00      6.40      5.44      1.62      4.58
                                                              ----------------------------------------------------------------
Total from investment operations ...........................         7.31        17.19      7.57      6.55      2.56      5.41
                                                              ----------------------------------------------------------------
Less distributions from:
   Net investment income ...................................         (.56)       (1.19)    (1.15)    (1.09)    (1.13)     (.87)
   Net realized gains on investments .......................        (5.07)       (1.72)     (.84)    (1.23)     (.21)     (.30)
                                                              ----------------------------------------------------------------
Total distributions ........................................        (5.63)       (2.91)    (1.99)    (2.32)    (1.34)    (1.17)
                                                              ----------------------------------------------------------------
Net asset value, end of period .............................      $ 59.90      $ 58.22   $ 43.94   $ 38.36   $ 34.13   $ 32.91
                                                              ----------------------------------------------------------------
Total Return (%) ...........................................        13.96(c)     40.70     20.20     20.43      7.99     19.38
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................        7,754        6,606     4,219     3,007     2,312     1,560
Ratio of operating expenses to average daily
   net assets (%) ..........................................          .68(d)       .71       .69       .72       .76       .84
Ratio of net investment income to average daily
   net assets (%) ..........................................         2.14(d)      2.38      2.94      3.28      3.00      3.08
Portfolio turnover rate (%) ................................        38.34(d)     33.40     25.02     31.26     31.82     17.44
Average commission rate paid (b) ...........................      $ .0561      $ .0619   $ .0542   $    --   $    --   $    --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after October 1, 1995.
(c) Not Annualized   (d) Annualized

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
  AARP U.S. STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                              Six Months    For the Period
The following table includes selected data for a                                                Ended      February 1, 1997
share outstanding throughout each period (e) and                                              March 31,         (a) to
other performance information derived from the                                                   1998        September 30,
financial statements.                                                                        (Unaudited)         1997
                                                                                            ---------------------------------

Net asset value, beginning of period .....................................................  $     17.99     $     15.00
                                                                                            ---------------------------------
Income from investment operations:
   Net investment income .................................................................          .15             .20
   Net realized and unrealized gain (loss) on investments ................................         2.94            2.97
                                                                                            ---------------------------------
Total from investment operations .........................................................         3.09            3.17
                                                                                            ---------------------------------
Less distributions from:
   Net investment income .................................................................         (.15)           (.18)
   Net realized gain on investments ......................................................         (.13)             --
                                                                                            ---------------------------------
Total distributions ......................................................................         (.28)           (.18)
                                                                                            ---------------------------------
Net asset value, end of period ...........................................................  $     20.80     $     17.99
                                                                                            ---------------------------------
Total Return (%) (b) .....................................................................        17.33(c)        21.22(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................................................           66              38
Ratio of operating expenses, net, to average daily net assets (%) ........................          .50(d)          .50(d)
Ratio of operating expenses, before expense reductions, to average daily net assets (%) ..         1.31(d)         2.38(d)
Ratio of net investment income to average daily net assets (%) ...........................         1.65(d)         1.94(d)
Portfolio turnover rate (%) ..............................................................         1.40(d)        14.52(d)
Average commission rate paid .............................................................  $     .0300     $     .0288

(a) Commencement of operations
(b) Total return would have been lower had certain expenses not been reduced.
(c) Not Annualized (d) Annualized
(e) Based on monthly average shares outstanding during the period.

--------------------------------------------------------------------------------
  AARP CAPITAL GROWTH FUND
--------------------------------------------------------------------------------


The following table includes selected data for a              Six Months
share outstanding throughout each period and                    Ended
other performance information derived from the                 March 31,
financial statements.                                           1998(a)           Years Ended September 30,
                                                             ----------------------------------------------------------------
                                                              (Unaudited)     1997(a)    1996      1995      1994      1993
                                                             ----------------------------------------------------------------
Net asset value, beginning of period .........................   $ 57.84     $ 43.47   $ 38.36   $ 31.74   $ 36.20   $ 30.30
                                                             ----------------------------------------------------------------
Income from investment operations:
   Net investment income .....................................       .10         .34       .42       .36        --       .06
   Net realized and unrealized gain (loss) on investments ....      5.80       18.43      5.59      6.91     (1.51)     7.19
                                                             ----------------------------------------------------------------
Total from investment operations .............................      5.90       18.77      6.01      7.27     (1.51)     7.25
                                                             ----------------------------------------------------------------
Less distributions from:
   Net investment income .....................................      (.31)       (.41)     (.39)     (.01)     (.05)     (.14)
   Net realized gains on investments .........................     (4.31)      (3.99)     (.51)     (.64)    (2.90)    (1.21)
                                                             ----------------------------------------------------------------
Total distributions ..........................................     (4.62)      (4.40)     (.90)     (.65)    (2.95)    (1.35)
                                                             ----------------------------------------------------------------
Net asset value, end of period ...............................   $ 59.12     $ 57.84   $ 43.47   $ 38.36   $ 31.74   $ 36.20
                                                             ----------------------------------------------------------------
Total Return (%) .............................................     11.46(c)    46.72     15.97     23.47     (4.70)    24.53
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................     1,400       1,228       826       692       683       607
Ratio of operating expenses to average daily net
   assets (%) ................................................       .88(d)      .92       .90       .95       .97      1.05
Ratio of net investment income to average daily net
   assets (%) ................................................       .36(d)      .70      1.05      1.00       .02       .22
Portfolio turnover rate (%) ..................................     43.22(d)    39.04     64.84     98.44     79.65    100.63
Average commission rate paid (b) .............................   $ .0576     $ .0576   $ .0614   $    --   $    --   $    --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after October 1, 1995.
(c) Not Annualized   (d)  Annualized

--------------------------------------------------------------------------------
  AARP SMALL COMPANY STOCK FUND
--------------------------------------------------------------------------------

                                                                                              Six Months    For the Period
The following table includes selected data for a                                                Ended      February 1, 1997
share outstanding throughout each period (e)                                                  March 31,         (a) to
and other performance information derived                                                        1998        September 30,
from the financial statements.                                                               (Unaudited)         1997
                                                                                            ---------------------------------

Net asset value, beginning of period .................................................      $     20.02     $     15.00
                                                                                            ---------------------------------
Income from investment operations:
   Net investment income .............................................................              .01             .04
   Net realized and unrealized gain (loss) on investments ............................             1.53            4.98
                                                                                            ---------------------------------
Total from investment operations .....................................................             1.54            5.02
Less distributions from:
   Net investment income .............................................................             (.04)             --
   Net realized gains on investments .................................................             (.08)             --
                                                                                            ---------------------------------
Total distributions ..................................................................             (.12)             --
                                                                                            ---------------------------------
Net asset value, end of period .......................................................      $     21.44     $     20.02
                                                                                            ---------------------------------
Total Return (%) (b) .................................................................             7.74(c)        33.53(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............................................               96              50
Ratio of operating expenses, net, to average daily net assets (%) ....................             1.75(d)         1.75(d)
Ratio of operating expenses, before expense reductions, to average daily net
   assets (%) ........................................................................             1.77(d)         2.79(d)
Ratio of net investment income to average daily net assets (%) .......................              .12(d)         0.40(d)
Portfolio turnover rate (%) ..........................................................            10.30(d)         5.01(d)
Average commission rate paid .........................................................      $     .0325     $     .0274

(a) Commencement of operations
(b) Total return would have been lower had certain expenses not been reduced.
(c) Not Annualized    (d) Annualized
(e) Based on monthly average shares outstanding during the period.

--------------------------------------------------------------------------------
  AARP GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                                              Six Months                    For the Period
The following table includes selected data for a                              Ended March                  February 1, 1996
share outstanding throughout each period (a) and                                  31,                           (b) to
other performance information derived from the                                   1998        Year Ended      September 30,
financial statements.                                                         (Unaudited)   September 30,        1996
                                                                                                1997
                                                                            ---------------------------------------------------

Net asset value, beginning of period ..................................     $   19.24       $   15.49         $   15.00
                                                                            ---------------------------------------------------
Income from investment operations:
   Net investment income ..............................................           .07             .09               .06
   Net realized and unrealized gain (loss) on investments .............          1.54            3.72               .43
                                                                            ---------------------------------------------------
Total from investment operations ......................................          1.61            3.81               .49
                                                                            ---------------------------------------------------
Less distributions from:
   Net investment income ..............................................          (.16)           (.06)               --
   Net realized gain on investments ...................................          (.53)             --                --
                                                                            ---------------------------------------------------
Total distributions ...................................................          (.69)           (.06)               --
                                                                            ---------------------------------------------------
Net asset value, end of period ........................................     $   20.16       $   19.24         $   15.49
                                                                            ---------------------------------------------------
Total Return (%) ......................................................          8.82(d)        24.67(c)           3.27(c)(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................................           160             148                78
Ratio of operating expenses, net, to average daily net assets (%) .....          1.68(e)         1.75              1.75(e)
Ratio of operating expenses, before expense reductions, to average
   daily net assets (%) ...............................................          1.68(e)         1.82              2.31(e)
Ratio of net investment income to average daily net assets (%) ........           .73(e)          .55              1.03(e)
Portfolio turnover rate (%) ...........................................         46.54(e)        31.34             12.56(e)
Average commission rate paid ..........................................     $   .0357       $   .0004         $   .0150

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations
(c) Total returns would have been lower had certain expenses not been reduced.
(d) Not Annualized   (e)  Annualized

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
  AARP INTERNATIONAL GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                              Six Months    For the Period
The following table includes selected data for a                                                Ended      February 1, 1997
share outstanding throughout each period (e)                                                  March 31,         (a) to
and other performance information derived                                                        1998        September 30,
from the financial statements.                                                               (Unaudited)         1997
                                                                                            ---------------------------------

Net asset value, beginning of period .....................................................  $     17.36     $     15.00
                                                                                            ---------------------------------
Income from investment operations:
   Net investment income .................................................................          .10             .23
   Net realized and unrealized gain (loss) on investments ................................         1.91            2.13
                                                                                            ---------------------------------
Total from investment operations .........................................................         2.01            2.36
Less distributions from:
   Net investment income .................................................................         (.11)             --
   Net realized gains on investments .....................................................         (.15)             --
                                                                                            ---------------------------------
Total distributions ......................................................................         (.26)             --
                                                                                            ---------------------------------
Net asset value, end of period ...........................................................  $     19.11     $     17.36
                                                                                            ---------------------------------
Total Return (%) (b) .....................................................................        11.82(c)        15.73(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................................................           32              20
Ratio of operating expenses, net, to average daily net assets (%) ........................         1.75(d)         1.75(d)
Ratio of operating expenses, before expense reductions, to average daily net assets (%) ..         2.31(d)         4.28(d)
Ratio of net investment income to average daily net assets (%) ...........................         1.12(d)         2.35(d)
Portfolio turnover rate (%) ..............................................................        37.80(d)        50.73(d)
Average commission rate paid .............................................................  $     .0160     $     .0309

(a) Commencement of operations
(b) Total return would have been lower had certain expenses not been reduced.
(c) Not Annualized (d) Annualized
(e) Based on monthly average shares outstanding during the period.

--------------------------------------------------------------------------------
  AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                              Six Months    For the Period
The following table includes selected data for a                                                Ended      February 1, 1997
share outstanding throughout each period and                                                  March 31,         (a) to
other performance information derived from the                                                 1998 (f)      September 30,
financial statements.                                                                        (Unaudited)         1997
                                                                                            ---------------------------------

Net asset value, beginning of period ...................................................    $     15.96     $     15.00
                                                                                            ---------------------------------
Income from investment operations:
   Net investment income ...............................................................            .42             .43
   Net realized and unrealized gain (loss) on investments ..............................            .50             .96
                                                                                            ---------------------------------
Total from investment operations .......................................................            .92            1.39
                                                                                            ---------------------------------
Less distribution from:
   Net investment income ...............................................................           (.39)           (.43)
   Net realized gains on investments ...................................................           (.05)             --
                                                                                            ---------------------------------
Total distributions ....................................................................           (.44)           (.43)
                                                                                            ---------------------------------
Net asset value, end of period .........................................................    $     16.44     $     15.96
                                                                                            ---------------------------------
Total Return (%) (e) ...................................................................           5.85(b)         9.35(b)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .................................................             66              43
Ratio of operating expenses to average daily net assets (%) (d) ........................             --              --
Ratio of net investment income to average daily net assets (%) .........................           5.18(c)         5.13(c)
Portfolio turnover rate (%) ............................................................           1.52(c)         5.57(c)

(a) Commencement of operations
(b) Not Annualized   (c)  Annualized
(d) This Portfolio invests in other AARP Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying AARP Funds.
(e) If the Fund Manager had not maintained some of the underlying AARP Funds' expenses, the total return for this Fund would have been lower.
(f) Based on monthly average shares outstanding during the period.

--------------------------------------------------------------------------------
  AARP DIVERSIFIED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each            Six Months    For the Period
period (e) and other performance information derived from the financial statements.             Ended      February 1, 1997
                                                                                              March 31,         (a) to
                                                                                                 1998        September 30,
                                                                                             (Unaudited)         1997
                                                                                            ---------------------------------

Net asset value, beginning of period ...................................................    $     17.40     $     15.00
                                                                                            ---------------------------------
Income from investment operations:
   Net investment income ...............................................................            .30             .34
   Net realized and unrealized gain (loss) on investments ..............................           1.30            2.06
                                                                                            ---------------------------------
Total from investment operations .......................................................           1.60            2.40
                                                                                            ---------------------------------
Less distributions from:
   Net investment income ...............................................................           (.32)             --
   Net realized gain on investment .....................................................           (.10)             --
                                                                                            ---------------------------------
Total distributions ....................................................................           (.42)             --
                                                                                            ---------------------------------
Net asset value, end of period .........................................................    $     18.58     $     17.40
                                                                                            ---------------------------------
Total Return (%) (f) ...................................................................           9.41(b)        16.00(b)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .................................................            106              62
Ratio of operating expenses to average daily net assets (%) (d) ........................             --              --
Ratio of net investment income to average daily net assets (%) .........................           3.41(c)         3.52(c)
Portfolio turnover rate (%) ............................................................           1.26(c)         7.67(c)

(a) Commencement of operations
(b) Not Annualized
(c) Annualized
(d) This Portfolio invests in other AARP Funds, and although the Portfolio did not incur any direct expenses for the periods presented, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying AARP Funds.
(e) Based on monthly average shares outstanding during the period.
(f) If the Fund Manager had not maintained some of the Underlying AARP Funds' expenses, the total return for this Fund would have been lower.

                                    This page
                                  intentionally
                                   left blank.

                                                                  N O T E S  T O
                                          F I N A N C I A L  S T A T E M E N T S


                                        More  definitive  information  about the
                                        Financial  Statements  is  found  in the
                                        Notes section. This information includes
                                        further    elaboration    on   Expenses,
                                        Organization Cost, and Transactions, as well as Management fees and Commitments.

                                        Service Information: Provides you with toll-free numbers and several addresses where you can get answers to questions regarding your holdings in the AARP Investment Program.

                                        Officers and  Trustees:  Identifies  the
                                        various  members  of the  AARP  Board of
                                        Trustees and the  Officers  from Scudder
                                        Kemper Investments, Inc. responsible for
                                        overseeing   the  growth  and  strategic
                                        direction   of   the   AARP   Investment
                                        Program.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies.

      The following AARP Mutual Funds (the "AARP Funds" or the "Funds") from Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Fund Manager") are a series of five entities organized as Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies (the "Trusts").

     Trust name:                                 Series name:
     ------------------------------------------------------------------------------------------------
     AARP Cash Investment Funds:
                                                 AARP High Quality Money Fund
     AARP Income Trust:
                                                 AARP GNMA and U.S. Treasury Fund
                                                 AARP High Quality Short Term Bond Fund
                                                    (formerly AARP High Quality Bond Fund)
                                                 AARP Bond Fund for Income
     AARP Tax Free Income Trust:
                                                 AARP High Quality Tax Free Money Fund
                                                 AARP Insured Tax Free General Bond Fund
     AARP Growth Trust:
                                                 AARP Balanced Stock and Bond Fund
                                                 AARP Growth and Income Fund
                                                 AARP Global Growth Fund
                                                 AARP Capital Growth Fund
                                                 AARP U.S. Stock Index Fund
                                                 AARP Small Company Stock Fund
                                                 AARP International Growth and Income Fund
                                                    (formerly AARP International Stock Fund)
     AARP Managed Investment Portfolios Trust:
                                                 AARP Diversified Income with Growth Portfolio
                                                    (formerly AARP Diversified Income Portfolio)
                                                 AARP Diversified Growth Portfolio

      All Funds are diversified. The Declaration of Trust of each Trust permits its Trustees to create an unlimited number of series and to issue an unlimited number of full and fractional shares of each separate series. The Funds within the AARP Managed Investment Portfolios Trust (the "AARP Diversified Portfolios") invest primarily in existing AARP Mutual Funds from Scudder Kemper (the "Underlying AARP Funds").

      The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in preparation of their financial statements.

      A. Security Valuation. The AARP High Quality Money Fund uses the penny rounding method of security valuation as permitted under Rule 2a-7 of the 1940 Act. Under this method, securities for which market quotations are readily available and securities purchased with original maturities of 61 days or more are valued at market. Securities purchased with an original maturity of 60 days or less are valued at amortized cost. The AARP High Quality Tax Free Money Fund uses the amortized cost method of security valuation as permitted under Rule 2a-7 of the 1940 Act. Under this method, the value of a security is determined by adjusting its original cost to face value through the amortization of any acquisition discount or premium at a constant rate until maturity, which approximates market.

      Security valuation with respect to each of the remaining Funds is performed in the following manner:

      Common and preferred stocks traded on U.S. or foreign securities exchanges are valued at the most recent sale price on such exchange where the security is principally traded. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations on such exchanges. If there are no such bid and asked quotations the most recent bid quotation is used. Unlisted securities quoted on the Nasdaq Stock Market, Inc. (Nasdaq), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the high or "inside" bid quotation. Unlisted securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If there are no such sales, the value is the most recent bid quotation.

      Portfolio debt securities other than money market securities are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

      Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. Variable rate demand notes are carried at cost which together with accrued interest approximates market.

      Investments of the AARP Diversified Income with Growth Portfolio and AARP Diversified Growth Portfolio are valued at the net asset value per share of each Underlying AARP Fund as of the close of regular trading on the New York Stock Exchange.

      The value of all other securities is determined in good faith under the direction of the Board of Trustees.

      B. Repurchase Agreements. Each of the AARP Funds may enter into repurchase agreements with selected banks and broker/dealers whereby each Fund, through its custodian, receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the underlying collateral, is at least equal to the repurchase price.

      C. Futures Contracts. The Funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP International Growth and Income Fund, the AARP U.S. Stock Index Fund, and the AARP Small Company Stock Fund may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the AARP High Quality Short Term Bond Fund, the AARP Insured Tax Free General Bond Fund, the AARP Bond Fund for Income and the AARP Balanced Stock and Bond Fund sold interest rate futures to hedge against declines in the value of portfolio securities and the AARP High Quality Short Term Bond Fund, the AARP Balanced Stock and Bond Fund and the AARP Bond Fund for Income purchased interest rate futures to manage the duration of the portfolio. Also, during the period, the AARP U.S. Stock Index Fund purchased index futures as a temporary substitute for purchasing selected investments.

      Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract ("initial margin"). Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

NOTES TO FINANCIAL STATEMENTS

      Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

      D. Options. In an option contract, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the applicable Fund if the option is exercised.

      The Funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP International Growth and Income Fund, and the AARP Small Company Stock Fund may enter into purchased and written options on futures contracts. The Funds in the AARP Growth Trust and the AARP Income Trust may write covered call options. The Funds of the AARP Growth Trust may purchase put and call options on stock indices.

      During the period, the AARP International Growth and Income Fund purchased call options on currencies to lock in the purchase price of a currency it expected to purchase in the near future. Also, during the period, the AARP High Quality Short Term Bond Fund, the AARP Balanced Stock and Bond Fund and the AARP Bond Fund for Income purchased call options on futures to manage duration. The AARP International Growth and Income Fund wrote call options on securities during the period as a temporary substitute for selling selected investments.

      If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

      The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

      The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

      When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

      E. Securities Purchased on a Forward Delivery or When-Issued Basis. The AARP High Quality Money Fund, the Funds in the AARP Income Trust and in the AARP Tax Free Income Trust, and the AARP Balanced Stock and Bond Fund may purchase securities on a forward delivery or when-issued basis. Municipal, corporate and government securities are frequently offered on a forward delivery or when-issued basis. At the time the Fund makes the commitment to purchase a security on a forward delivery or when-issued basis, the price of the underlying security is fixed. The Fund will record the transaction at the time of the commitment and reflect the value of the security in determining its net asset value. The settlement date of the transaction can occur within one month or more after the date the commitment was made. During the period between purchase and settlement date, no payment is made on behalf of the Fund and no interest accrues to the Fund.

      F. Forward Currency Exchange Contracts. The Funds of the AARP Growth Trust, the AARP High Quality Short Term Bond Fund and the AARP Bond Fund for Income may, in connection with portfolio purchases and sales of securities denominated in a foreign currency, enter into forward currency exchange contracts ("forward contracts"). Additionally, from time to time, each Fund may enter into contracts to hedge certain foreign currency denominated assets. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the AARP Global Growth Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets, and as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. Also, during the period, the AARP International Growth and Income Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

      Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

      Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

      G. Foreign Currency Translations. Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

      Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

      H. Securities Transactions and Related Investment Income. Securities transactions are accounted for on the trade date basis and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security. Acquisition discount is accreted on taxable securities purchased with original maturity dates of

NOTES TO FINANCIAL STATEMENTS

one year or less. Premiums on securities purchased by the AARP Tax Free Income Trust are amortized on an effective yield basis over the life of the security. Distributions of income and capital gains earned by the Diversified Growth and Diversified Income with Growth Portfolios from the Underlying AARP Funds are recorded on the ex-dividend date.

      Each Fund uses the specific identification method for determining the realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

      I. Federal Income Taxes. Each of the Funds is treated as a single entity for federal income tax purposes. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax exempt income to its shareholders. Accordingly, the Funds paid no U.S. federal income taxes, and no provisions for federal income taxes were required.

      J. Distribution of Income and Gains. Each AARP Fund intends to follow the practice of distributing all of its net investment income to shareholders. Dividends from the AARP High Quality Money Fund and the Funds of the AARP Income Trust and the AARP Tax Free Income Trust are declared daily and distributed monthly. Dividends from the AARP Diversified Income with Growth Portfolio are declared and paid monthly. Dividends from the AARP Balanced Stock and Bond Fund, the AARP U.S. Stock Index Fund, and the AARP Growth and Income Fund are declared and paid quarterly. Dividends from the AARP Global Growth Fund, the AARP Small Company Stock Fund, the AARP International Growth and Income Fund, the AARP Diversified Growth Portfolio, and the AARP Capital Growth Fund are declared and paid annually. During any particular year, net realized gains for each Fund which are in excess of any available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders in the following fiscal year. The AARP High Quality Money Fund may take into account realized gains and losses on the sales of securities in its daily distributions. Additional distributions may be made by each Fund if necessary.

      The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal income tax rules and regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments, mortgage backed securities, Real Estate Investment Trusts (REITs) and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

      K. Expenses. Each Fund (except for the AARP Diversified Income with Growth and Diversified Growth Portfolios) is charged for those expenses that are directly attributable to it, such as management, custodian, audit, and certain shareholder service fees. Expenses that are not directly attributable to a Fund, such as reports to shareholders, portions of Trustees' and legal fees, are allocated among all the Funds.

      The AARP Diversified Income with Growth and Diversified Growth Portfolios ("the Portfolios") have entered into a Special Servicing Agreement with Scudder Kemper, the Underlying AARP Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation and Scudder Investor Services, whereby the Fund Manager arranges for all services pertaining to the operations of the Portfolios. If the aggregate expenses of the Portfolios are less than the estimated savings to the Underlying AARP Funds from the operation of each Portfolio, each of the Underlying AARP Funds will bear those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying AARP Fund will be expected to carry expenses that are in excess of the estimate of savings to the respective Underlying AARP Fund. These estimated savings result from the reduction in shareholder servicing costs due to the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying AARP Funds. In the event that the financial benefits to the Underlying AARP Funds do not exceed aggregate expenses of any Portfolio, the Fund Manager will pay certain costs on behalf of the respective Portfolio. In accordance with the Special Servicing Agreement, as discussed above, no expenses were charged to the AARP Diversified Income with Growth and Diversified Growth Portfolios during the period. For the six months ended March 31, 1998, the Fund Manager paid expenses in the amount approximately $31,000 and $69,000, on behalf of the Diversified Income with Growth and Diversified Growth Portfolios, respectively. Additionally, the Fund Manager has assumed the organization costs of each Portfolio.

      For the six months ended March 31, 1998, the amounts charged to the Underlying AARP Funds under the Special Servicing Agreement, as shown in the Statement of Operations as part of the Services to shareholders expense, were as follows:

         AARP High Quality Money Fund                $ 24,801     AARP Global Growth Fund             $ 36,114
         AARP Growth and Income Fund                 $ 57,570     AARP Capital Growth Fund            $  8,003
         AARP GNMA and U.S. Treasury Fund            $ 84,822     AARP Small Company Stock Fund       $  7,556
         AARP International Growth and Income Fund   $ 11,216     AARP U.S. Stock Index Fund          $ 21,727
         AARP Bond Fund for Income                   $ 25,934

         The AARP High Quality Tax Free Money Fund, the AARP High Quality Short Term Bond Fund, the AARP Insured Tax Free General Bond Fund, and the AARP Balanced Stock and Bond Fund are not subject to the Special Servicing Agreement.

      L. Organization Cost. Costs incurred by the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP U.S. Stock Index Fund, the AARP Bond Fund for Income, the AARP International Growth and Income Fund, and the AARP Small Company Stock Fund in connection with their organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period. The Fund Manager has assumed the organization costs of the AARP Diversified Growth and the AARP Diversified Income with Growth Portfolios.

      M. Portfolio Insurance. The cost of premiums paid by the AARP Insured Tax Free General Bond Fund for insurance on individual securities is non-cancellable, runs the life of such securities, and is added to the cost basis of such securities. This insurance provides for the timely payment of principal and interest on these securities when due and protects the Fund against loss from default by the Municipal issuer. It does not protect the investor from losses due to changes in market values.

      N. Transactions in Securities of Affiliated Issuers. The AARP Growth and Income Fund had transactions in securities of affiliated issuers. An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the six months ended March 31, 1998 is as follows:

                                        Beginning        Purchases          Sales
   Affiliate                            Cost ($)          Cost ($)         Cost ($)      Ending Cost ($)    Market Value ($)
   --------------------------------------------------------------------------------------------------------------------------
   General Growth Properties, Inc.     49,335,005           --                --            49,335,005         73,930,688
                                    =========================================================================================

                                          Realized Gain/Loss ($)               Dividend Income ($)
                                    ----------------------------------------------------------------------
   Affiliated Issuers ............                  --                              902,205
   Unaffiliated Issuers ..........             459,458,361                         87,343,724
                                    ----------------------------------------------------------------------
   Total .........................             459,458,361                         88,245,929
                                    ======================================================================

      The AARP Diversified Portfolios do not invest in the Underlying AARP Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying AARP Fund's net assets. At March 31, 1998, the Diversified Income with Growth Portfolio held 5% or more of the following Underlying AARP Funds' outstanding shares: approximately 19% of the AARP Bond Fund

NOTES TO FINANCIAL STATEMENTS

for Income; and 6% of the AARP U.S. Stock Index Fund. The Diversified Growth Portfolio held 5% or more of the following Underlying AARP Funds' outstanding shares at March 31, 1998: approximately 24% of the AARP International Growth and Income Fund; 19% of the AARP Bond Fund for Income; 20% of the U.S. Stock Index Fund; and 11% of the AARP Small Company Stock Fund.

Note 2. Management Fee and other Related Transactions.

      Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich resulted in the termination of the Funds' Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between each Trust, on behalf of its Funds, and Scudder Kemper was approved by the Trusts' Board of Trustees and by each Fund's Shareholders. Each Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Funds.

      Under the investment management and advisory agreement (the "Management Agreement") between each Trust (excluding the AARP Diversified Portfolios) and the Fund Manager, the management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Funds ("Program Assets") except the AARP Diversified Income with Growth and the Diversified Growth Portfolios, and each AARP Fund pays, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds (excluding the AARP Diversified Income with Growth and the Diversified Growth Portfolios).

      The Annual Base Fee is calculated as follows:

                 .35% of the first $2.0 billion of such assets        .26% of the next $3.0 billion of such assets
                 .33% of the next $2.0 billion of such assets         .25% of the next $3.0 billion of such assets
                 .30% of the next $2.0 billion of such assets         .24% of such assets thereafter
                 .28% of the next $2.0 billion of such assets

      In addition to the Base Fee, each Fund (excluding the AARP Diversified Income with Growth and the AARP Diversified Growth Portfolios) agrees to pay the Fund Manager a flat Individual Fund Fee based on the average daily net assets of that Fund. The Individual Fund Fee Rate recognizes the different characteristics of each Fund, and the varying levels of complexity of investment research and securities trading required to manage each Fund. The Fund Manager has retained Bankers Trust Company as Subadviser to the AARP U.S. Stock Index Fund; under the Subadvisory Agreement, the Fund Manager pays a quarterly fee to the Subadviser, which amounted to $33,750 for the period ended March 31, 1998.

      The Individual Fund Fee Rate is calculated at the following percentages of the average daily net assets of each Fund:

                         Fund                         Rate                            Fund                           Rate
     --------------------------------------------- -----------  -------------------------------------------------  ----------
     AARP High Quality Money Fund ................     .10%     AARP Balanced Stock and Bond Fund ...............      .19%
     AARP High Quality Tax Free Money Fund .......     .10%     AARP Growth and Income Fund .....................      .19%
     AARP GNMA and U.S. Treasury Fund ............     .12%     AARP Capital Growth Fund ........................      .32%
     AARP High Quality Short Term Bond Fund ......     .19%     AARP Small Company Stock Fund ...................      .55%
     AARP Insured Tax Free General Bond Fund .....     .19%     AARP Global Growth Fund .........................      .55%
     AARP Bond Fund for Income ...................     .28%     AARP International Growth and Income Fund .......      .60%

  The total amount of management fees for each Fund is shown in the Statement of Operations as Management Fee.

      As manager of the assets of each Fund, the Fund Manager directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Fund Manager under the Management Agreement will provide certain administrative services in accordance with such Agreement. The Fund Manager has also entered into a Member Services Agreement with AARP Financial Services Corp. ("AFSC"), a subsidiary of AARP, and pays portions of its investment management and advisory fee to AFSC.

      The Fund Manager has agreed to waive all or a portion of its management fee and reimburse all or a portion of expenses in order to maintain the following annualized expense ratios until July 31, 1998: AARP Bond Fund for Income, 0.25% of average daily net assets; AARP U.S. Stock Index Fund, 0.50% of average daily net assets; AARP Small Company Stock Fund, 1.75% of average daily net assets; and AARP International Growth and Income Fund, 1.75% of average daily net assets. The amount of expenses waived and/or reimbursed by the Fund Manager, if any, for each Fund has been shown in the Statement of Operations as Expense Reductions.

      The Fund Manager did not impose any or a portion of its Management Fee for certain Funds during the period ended March 31, 1998, as follows: AARP Bond Fund for Income $224,660; AARP U.S. Stock Index Fund $64,950; AARP Small Company Stock Fund $5,786; and AARP International Growth and Income Fund $69,453.

      These Trusts also have a shareholder servicing agreement with Scudder Service Corporation ("SSC"), a subsidiary of the Fund Manager. As shareholder servicing agent, SSC provides various transfer agent, dividend disbursing, and shareholder communication functions. The amount for each Fund is shown in the table below and is included in Services to shareholders in the Statements of Operations.

      Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Fund Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Funds. The amount for each Fund is shown in the table below, and is included in Custodian and accounting fees in the Statements of Operations.

      For the period ended March 31, 1998, the amounts charged by SSC and SFAC to the Funds were as follows:

                                                            Amount         Total SSC            Amount       Total SFAC
                                                        Charged To         Unpaid at        Charged To        Unpaid at
                         Fund                         Fund by SSC(a)    March 31, 1998*   Fund by SFAC(b)  March 31, 1998*
   -------------------------------------------------  ----------------  ----------------  ---------------- ----------------
   AARP High Quality Money Fund ....................    $  720,413        $  116,425        $   27,441       $    4,558
   AARP High Quality Tax Free Money Fund ...........       113,743            18,144            15,000            2,500
   AARP GNMA and U.S. Treasury Fund ................     3,150,323           513,216           238,495           41,124
   AARP High Quality Short Term Bond Fund ..........       659,264           105,432            34,024            5,741
   AARP Insured Tax Free General Bond Fund .........       806,218           130,475            80,535           13,301
   AARP Bond Fund for Income .......................            --                --                --               --
   AARP Balanced Stock and Bond Fund ...............       842,026           148,705            55,445           10,330
   AARP Growth and Income Fund .....................     4,190,610           731,478           197,893           36,692
   AARP U.S. Stock Index Fund ......................            --                --                --               --
   AARP Capital Growth Fund ........................     1,118,684           192,409            61,582           10,668
   AARP Small Company Stock Fund ...................       158,175            38,227            24,133            5,984
   AARP Global Growth Fund .........................       296,311            48,830            63,632           10,133
   AARP International Growth and Income Fund .......        58,181             9,679            25,000            4,167

   * Total unpaid amounts are included in Other payables and accrued expenses in the Statements of Assets and Liabilities.

   (a) SSC did not impose any or a portion of its fee for the AARP Bond Fund for Income and AARP U.S. Stock Index Fund, amounting to $72,734, and $71,439, respectively.

   (b) SFAC did not impose any or a portion of its fee for the AARP Bond Fund for Income and AARP U.S. Stock Index Fund, amounting to $18,820, and $38,400, respectively.

NOTES TO FINANCIAL STATEMENTS

      The AARP Investment Program pays each Trustee unaffiliated with Scudder Kemper or AARP an annual retainer, plus specified amounts are paid by each Fund for board and committee meetings attended. The amounts for each Fund have been shown in the Statement of Operations as Trustees' fees and expenses.

Note 3. Commitments.

      As of March 31, 1998, the AARP Global Growth Fund had entered into the following forward currency exchange contracts resulting in net unrealized appreciation of $265,472.

                                                                                              Net Unrealized
                                                                                               Appreciation
                                                                                              (Depreciation)
                 Contracts to Deliver         In Exchange For          Settlement Date           (U.S.$)
               -------------------------  -------------------------  --------------------  ---------------------
               DEM          7,903,094         $ 4,386,221                  4/30/98            $   106,463
               DEM          7,640,324         $ 4,229,417                  8/17/98            $    67,019
               JPY        528,203,000         $ 4,103,440                  6/26/98                 91,990
                                                                                              -----------
                                                                                              $   265,472
                                                                                              ===========

Note 4. Lines of Credit.

      Effective December 1, 1997, the AARP Small Company Stock Fund, the AARP International Growth and Income Fund, the AARP Global Growth Fund, and several other Scudder Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, all of the AARP Funds also maintain an uncommitted line of credit.

      During the period ended March 31, 1998, the AARP Growth and Income Fund periodically borrowed amounts from a bank under this uncommitted line of credit arrangement at the existing prime rates. The arrangement with the bank allows the Fund to borrow a maximum amount based on total net assets. During the period ended March 31, 1998, the weighted average outstanding daily balance of bank loans (based on the average number of days the loans were outstanding) was approximately $12.9 million, with a weighted average interest rate of 6.56%. Interest expense for the period ended March 31, 1998, was approximately $11,000 (less than $.005 per share).

SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders (the "Meeting") of the AARP Funds was held on October 22, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. The election of 12 Trustees to hold office until their respective successors shall have been duly elected and qualified.

                                                 AARP Cash Investment Funds                       AARP Income Trust
                    Trustee:                          Number of Votes:                             Number of Votes:
                    --------                          ----------------                             ----------------

                                                                          Broker                                        Broker
                                              For         Withheld      Non-Votes*         For          Withheld      Non-Votes*
                                              ---         --------      ----------         ---          --------      ----------

         Carole Lewis Anderson            292,320,434    9,715,134          0         207,911,139     5,860,839          0
         Adelaide Attard                  292,793,047    9,242,522          0         207,919,131     5,852,847          0
         Robert N. Butler, M.D.           292,323,782    9,711,786          0         207,667,255     6,104,723          0
         Esther Canja                          -             -              -         207,697,827     6,074,151          0
         Linda C. Coughlin                292,789,135    9,246,434          0         207,868,778     5,903,200          0
         Horace B. Deets                  292,379,447    9,656,121          0              -              -              -
         Edgar R. Fiedler                 292,080,995    9,954,573          0         207,838,463     5,933,515          0
         Lt. Gen. Eugene P. Forrester     292,578,098    9,457,471          0         207,722,758     6,049,220          0
         George L. Maddox, Jr.            292,770,031    9,265,537          0         207,818,354     5,953,623          0
         Robert J. Myers                  292,367,267    9,668,302          0         207,566,442     6,205,536          0
         James H. Schulz                  292,867,578    9,167,991          0         207,960,511     5,811,467          0
         Gordon Shillinglaw               292,653,658    9,381,911          0         207,813,922     5,958,055          0
         Jean Gleason Stromberg           292,749,399    9,286,169          0         207,871,241     5,900,737          0

                                                 AARP Tax Free Income Trust                       AARP Growth Trust
                    Trustee:                          Number of Votes:                            Number of Votes:
                    --------                          ----------------                            ----------------

                                                                         Broker                                        Broker
                                              For         Withheld     Non-Votes*         For          Withheld      Non-Votes*
                                              ---         --------     ----------         ---          --------      ----------

         Carole Lewis Anderson            126,397,736    3,856,958          0         113,665,293     2,786,456          0
         Adelaide Attard                  126,375,140    3,879,554          0         113,681,949     2,769,800          0
         Robert N. Butler, M.D.           126,344,190    3,910,504          0         113,579,967     2,871,782          0
         Linda C. Coughlin                126,400,653    3,854,041          0         113,667,424     2,784,325          0
         Horace B. Deets                  126,308,411    3,946,283          0         113,504,912     2,946,837          0
         Edgar R. Fiedler                 126,379,079    3,875,615          0         113,607,020     2,844,729          0
         Lt. Gen. Eugene P. Forrester     126,370,791    3,883,903          0         113,575,455     2,876,294          0
         George L. Maddox, Jr.            126,366,633    3,888,061          0         113,616,659     2,835,090          0
         Robert J. Myers                  126,004,657    4,250,037          0         113,444,742     3,007,006          0
         James H. Schulz                  126,411,069    3,843,625          0         113,716,179     2,735,570          0
         Gordon Shillinglaw               126,350,135    3,904,559          0         113,589,346     2,862,403          0
         Jean Gleason Stromberg           126,396,474    3,858,220          0         113,656,899     2,794,850          0

                                       AARP Managed Investment Portfolios Trust
               Trustee:                           Number of Votes:
               --------                ----------------------------------------
                                                                    Broker
                                         For         Withheld     Non-Votes*
                                         ---         --------     ----------

    Carole Lewis Anderson             4,027,381       48,286           0
    Adelaide Attard                   4,018,791       56,876           0
    Robert N. Butler, M.D.            4,025,332       50,335           0
    Esther Canja                      4,019,600       56,067           0
    Linda C. Coughlin                 4,025,405       50,263           0
    Edgar R. Fiedler                  4,027,188       48,480           0
    Lt. Gen. Eugene P. Forrester      4,026,655       49,012           0
    George L. Maddox, Jr.             4,026,229       49,438           0
    Robert J. Myers                   4,019,220       56,447           0
    James H. Schulz                   4,027,381       48,286           0
    Gordon Shillinglaw                4,026,493       49,174           0
    Jean Gleason Stromberg            4,027,381       48,286           0

2. To approve the new Investment Management Agreement between each Fund and Scudder Kemper Investments, Inc.


         AARP Cash Investment Funds                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Money Fund                  285,730,321     9,600,173      6,705,073          0

         AARP Income Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Short Term Bond Fund         17,019,114      398,549        337,640           0
          AARP GNMA and U.S. Treasury Fund              184,498,829     4,148,020      4,689,714          0
          AARP Bond Fund for Income                      2,642,081        26,408         11,620           0

         AARP Tax Free Income Trust                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Tax Free Money Fund          63,352,367      855,788       1,449,485          0
          AARP Insured Tax Free General Bond Fund        61,319,467     1,506,074      1,771,510          0

         AARP Growth Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Balanced Stock and Bond Fund             18,822, 197      388,045        355,231           0
          AARP Growth and Income Fund                    71,226,299     1,961,864      1,455,551          0
          AARP U.S. Stock Index Fund                     1,515,306        17,067         19,724           0
          AARP Global Growth Fund                        5,130,916       108,399         91,247           0
          AARP Capital Growth Fund                       12,461,002      336,516        241,491           0
          AARP International Growth and Income Fund       783,281         24,425         8,769            0
          AARP Small Company Stock Fund                  1,447,671        37,900         18,838           0

         AARP Managed Investment Portfolios Trust                            Number of Votes:
         ----------------------------------------                            ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Diversified Income With Growth Fund       1,820,954        46,276         49,015           0
          AARP Diversified Growth Fund                   2,083,854        32,144         43,418           0

3. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.

         AARP Cash Investment Funds                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Money Fund                  286,300,371     9,125,361      6,609,836          0

         AARP Income Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Short Term Bond Fund         17,037,447      387,298        330,558           0
          AARP GNMA and U.S. Treasury Fund              184,565,673     4,078,766      4,692,123          0
          AARP Bond Fund for Income                      2,641,498        27,447         11,164           0

         AARP Tax Free Income Trust                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Tax Free Money Fund          63,672,107      803,774       1,181,759          0
          AARP Insured Tax Free General Bond Fund        61,371,302     1,434,563      1,791,187          0

         AARP Growth Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Balanced Stock and Bond Fund              18,826,700      371,814        366,959           0
          AARP Growth and Income Fund                    71,241,706     1,931,945      1,470,062          0
          AARP U.S. Stock Index Fund                     1,518,514        13,606         19,978           0
          AARP Global Growth Fund                        5,134,423       107,920         88,218           0
          0AARP Capital Growth Fund                      12,438,975      348,427        251,607           0
          AARP International Growth and Income Fund       785,227         24,241         7,007            0
          AARP Small Company Stock Fund                  1,446,049        39,379         18,981           0


         AARP Managed Investment Portfolios Trust                            Number of Votes:
         ----------------------------------------                            ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Diversified Income With Growth Fund       1,822,280        44,146         49,818           0
          AARP Diversified Growth Fund                   2,093,612        29,973         35,836           0


4. To approve the Board's discretionary authority to convert each Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

         AARP Cash Investment Funds                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Money Fund                  265,259,296     19,793,024     16,983,248         0


         AARP Income Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Short Term Bond Fund         16,064,221      887,693        790,025         13,364
          AARP GNMA and U.S. Treasury Fund              174,155,593     8,830,909      10,177,874      172,187
          AARP Bond Fund for Income                      2,598,013        41,968         49,128           0


         AARP Tax Free Income Trust                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Tax Free Money Fund          60,456,514     1,852,490      3,348,636          0
          AARP Insured Tax Free General Bond Fund        57,507,187     3,383,212      3,683,938        22,715


                                      157

         AARP Growth Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Balanced Stock and Bond Fund              17,679,140      971,470        905,933         8,931
          AARP Growth and Income Fund                    65,857,169     4,778,865      3,897,734       109,946
          AARP U.S. Stock Index Fund                     1,469,670        37,918         44,509           0
          AARP Global Growth Fund                        4,901,941       223,175        204,358         1,088
          AARP Capital Growth Fund                       11,723,073      731,688        566,025         18,223
          AARP International Growth and Income Fund       750,354         40,767         25,354           0
          AARP Small Company Stock Fund                  1,393,324        69,969         41,116           0


         AARP Managed Investment Portfolios Trust                            Number of Votes:
         ----------------------------------------                            ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Diversified Income With Growth Fund       1,775,763        75,107         65,374           0
          AARP Diversified Growth Fund                   1,984,842        81,421         93,158           0


5. To approve certain amendments to the Declaration of Trust. (Approved December 2, 1997 for AARP Cash Investment Trust, AARP Income Trust, AARP Tax Free Income Trust and AARP Growth Trust.)

                         AARP Cash Investment Funds                                         AARP Income Trust
                              Number of Votes:                                              Number of Votes:
                              ----------------                                              ----------------

                                                         Broker                                                         Broker
              For         Against        Abstain       Non-Votes*            For         Against        Abstain       Non-Votes*
              ---         -------        -------       ----------            ---         -------        -------       ----------
          327,417,767    17,350,883     20,434,991         0             236,756,236    8,617,536      13,372,730      138,217


                         AARP Tax Free Income Trust                                         AARP Growth Trust
                              Number of Votes:                                              Number of Votes:
                              ----------------                                              ----------------

                                                         Broker                                                         Broker
              For         Against        Abstain       Non-Votes*            For         Against        Abstain       Non-Votes*
              ---         -------        -------       ----------            ---         -------        -------       ----------
          137,305,670    4,877,893      7,055,671        2,679           123,453,660    5,687,987      6,142,826        28,560


                            AARP Managed Investment Portfolios Trust
                                        Number of Votes:
                                        ----------------
                                                                    Broker
                        For          Against        Abstain       Non-Votes*
                        ---          -------        -------       ----------
                     3,830,887       100,137        144,642           0


6. To approve the revision of certain fundamental investment policies and restrictions.

        AARP Cash Investment Funds
        --------------------------


        AARP High Quality Money Fund                                                       Number of Votes:
                                                                                           ----------------

                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         271,571,829       13,502,616       16,961,123            0
           6.2   Borrowing                               270,450,997       14,623,448       16,961,123            0
           6.3   Senior securities                       271,344,570       13,728,994       16,962,004            0
           6.4   Concentration                           271,119,790       13,954,654       16,961,123            0
           6.5   Underwriting of securities              271,531,324       13,539,971       16,964,273            0
           6.6   Investment real estate                  271,502,639       13,568,656       16,964,273            0
           6.7   Purchase of physical commodities        271,311,429       13,759,866       16,964,273            0
           6.8   Lending                                 271,406,594       11,351,300       19,277,674            0

                                      158

        AARP Income Trust
        -----------------


        AARP High Quality Short Term Bond Fund                                             Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         16,294,331         621,533           826,075           13,364
           6.2   Borrowing                               16,242,883         673,094           825,962           13,364
           6.3   Senior securities                       16,291,491         624,331           826,118           13,364
           6.4   Concentration                           16,293,252         622,612           826,075           13,364
           6.5   Underwriting of securities              16,288,711         627,266           825,962           13,364
           6.6   Investment real estate                  16,291,365         624,403           826,172           13,364
           6.7   Purchase of physical commodities        16,280,179         552,082           909,679           13,364
           6.8   Lending                                 16,287,198         545,008           909,733           13,364


        AARP GNMA and U.S. Treasury Fund                                                   Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         176,937,251       5,928,191        10,298,934         172,187
           6.2   Borrowing                               176,446,497       6,405,232        10,312,647         172,187
           6.3   Senior securities                       176,873,292       5,985,683        10,305,401         172,187
           6.4   Concentration                           176,836,450       6,022,629        10,305,297         172,187
           6.5   Underwriting of securities              176,862,775       5,997,167        10,304,434         172,187
           6.6   Investment real estate                  176,884,191       5,978,009        10,302,176         172,187
           6.7   Purchase of physical commodities        176,806,163       5,294,077        11,064,135         172,187
           6.8   Lending                                 176,869,990       5,235,425        11,058,960         172,187


        AARP Bond Fund for Income                                                          Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                          2,605,733          31,749           42,627              0
           6.2   Borrowing                                2,605,602          31,880           42,627              0
           6.3   Senior securities                        2,605,602          31,880           42,627              0
           6.4   Concentration                            2,605,566          31,916           42,627              0
           6.5   Underwriting of securities               2,605,058          32,424           42,627              0
           6.6   Investment real estate                   2,605,733          31,749           42,627              0
           6.7   Purchase of physical commodities         2,605,733          31,749           42,627              0
           6.8   Lending                                  2,605,733          30,281           44,095              0



                                      159




        AARP Tax Free Income Trust
        --------------------------


        AARP High Quality Tax Free Money Fund                                              Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         61,384,974        1,298,449         2,974,217            0
           6.2   Borrowing                               61,284,742        1,398,680         2,974,217            0
           6.3   Senior securities                       61,317,584        1,365,839         2,974,217            0
           6.4   Concentration                           61,355,799        1,327,624         2,974,217            0
           6.5   Underwriting of securities              61,332,423        1,351,000         2,974,217            0
           6.6   Investment real estate                  61,314,584        1,368,838         2,974,217            0
           6.7   Purchase of physical commodities        61,337,244        1,346,179         2,974,217            0
           6.8   Lending                                 61,344,092        1,035,997         3,277,551            0
           6.9   Tax exempt securities                   61,301,616        1,078,473         3,277,551            0


        AARP Insured Tax Free General Bond Fund                                            Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         58,471,407        2,289,861         3,813,069          22,715
           6.2   Borrowing                               58,257,975        2,503,294         3,813,069          22,715
           6.3   Senior securities                       58,442,573        2,317,418         3,814,346          22,715
           6.4   Concentration                           58,435,969        2,321,062         3,817,306          22,715
           6.5   Underwriting of securities              58,450,670        2,310,598         3,813,069          22,715
           6.6   Investment real estate                  58,476,752        2,284,516         3,813,069          22,715
           6.7   Purchase of physical commodities        58,470,571        2,290,697         3,813,069          22,715
           6.8   Lending                                 58,468,501        2,129,464         3,976,371          22,715
           6.9   Tax exempt securities                   58,485,743        2,109,998         3,978,596          22,715



        AARP Growth Trust
        -----------------


        AARP Balanced Stock and Bond Fund                                                  Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         18,087,273         610,616           858,653           8,931
           6.2   Borrowing                               18,009,324         688,565           858,653           8,931
           6.3   Senior securities                       18,077,396         620,446           858,700           8,931
           6.4   Concentration                           18,073,658         624,231           858,653           8,931
           6.5   Underwriting of securities              18,083,388         614,501           858,653           8,931
           6.6   Investment real estate                  18,078,921         618,968           858,653           8,931
           6.7   Purchase of physical commodities        18,076,571         621,318           858,653           8,931
           6.8   Lending                                 18,077,040         569,598           909,904           8,931


                                       160



        AARP Growth and Income Fund                                                        Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         67,829,943        3,125,913         3,577,912         109,946
           6.2   Borrowing                               67,448,754        3,500,644         3,584,369         109,946
           6.3   Senior securities                       67,778,929        3,177,141         3,577,698         109,946
           6.4   Concentration                           67,744,503        3,207,554         3,581,711         109,946
           6.5   Underwriting of securities              67,793,646        3,159,636         3,580,486         109,946
           6.6   Investment real estate                  67,769,967        3,184,900         3,578,900         109,946
           6.7   Purchase of physical commodities        67,769,717        3,186,149         3,577,902         109,946
           6.8   Lending                                 67,765,264        2,972,442         3,796,061         109,946


        AARP U.S. Stock Index Fund                                                         Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                          1,503,705          18,302           30,091              0
           6.2   Borrowing                                1,499,804          22,203           30,091              0
           6.3   Senior securities                        1,503,628          18,379           30,091              0
           6.4   Concentration                            1,503,406          18,601           30,091              0
           6.5   Underwriting of securities               1,503,589          18,418           30,091              0
           6.6   Investment real estate                   1,503,705          18,302           30,091              0
           6.7   Purchase of physical commodities         1,503,705          18,302           30,091              0
           6.8   Lending                                  1,502,934          17,921           31,243              0


        AARP Global Growth Fund                                                            Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                          4,955,067         166,893           207,513           1,088
           6.2   Borrowing                                4,939,091         182,791           207,592           1,088
           6.3   Senior securities                        4,951,689         170,594           207,191           1,088
           6.4   Concentration                            4,947,069         174,891           207,513           1,088
           6.5   Underwriting of securities               4,949,328         172,632           207,513           1,088
           6.6   Investment real estate                   4,949,793         172,489           207,191           1,088
           6.7   Purchase of physical commodities         4,948,113         174,170           207,191           1,088
           6.8   Lending                                  4,950,397         157,153           221,924           1,088


                                      161




        AARP Capital Growth Fund                                                           Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         11,968,086         509,420           543,280           18,223
           6.2   Borrowing                               11,921,565         555,269           543,952           18,223
           6.3   Senior securities                       11,959,366         518,117           543,304           18,223
           6.4   Concentration                           11,952,736         524,770           543,280           18,223
           6.5   Underwriting of securities              11,958,796         517,986           544,004           18,223
           6.6   Investment real estate                  11,951,082         525,701           544,004           18,223
           6.7   Purchase of physical commodities        11,951,739         525,043           544,004           18,223
           6.8   Lending                                 11,957,776         477,674           585,336           18,223


        AARP International Growth and Income Fund                                          Number of Votes:
                                                                                           ----------------
                                                                                                                 Broker
                    Fundamental Policies                     For            Against           Abstain          Non-Votes*
                    --------------------                     ---            -------           -------          ----------

           6.1   Diversification                           765,853           28,397           22,225              0
           6.2   Borrowing                                 765,709           30,139           22,626              0
           6.3   Senior securities                         763,452           28,798           22,225              0
           6.4   Concentration                             765,327           28,922           22,225              0
           6.5   Underwriting of securities                765,421           28,828           22,225              0
           6.6   Investment real estate                    765,985           28,265           22,225              0
           6.7   Purchase of physical commodities          765,692           28,558           22,225              0
           6.8   Lending                                   765,279           27,566           23,629              0


        AARP Small Company Stock Fund                                                      Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                          1,417,038          49,670           37,701              0
           6.2   Borrowing                                1,413,710          52,998           37,701              0
           6.3   Senior securities                        1,416,309          50,399           37,701              0
           6.4   Concentration                            1,416,207          50,501           37,701              0
           6.5   Underwriting of securities               1,416,884          49,824           37,701              0
           6.6   Investment real estate                   1,416,718          49,990           37,701              0
           6.7   Purchase of physical commodities         1,416,759          49,949           37,701              0
           6.8   Lending                                  1,414,818          50,372           39,220              0

                                      162



        AARP Managed Investment Portfolios Trust
        ----------------------------------------


        AARP Diversified Income With Growth Fund                                           Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                          1,800,653          53,450           62,141              0
           6.2   Borrowing                                1,795,676          58,428           62,141              0
           6.3   Senior securities                        1,800,252          53,852           62,141              0
           6.4   Concentration                            1,799,050          55,054           62,141              0
           6.5   Underwriting of securities               1,800,150          53,954           62,141              0
           6.6   Investment real estate                   1,800,653          53,450           62,141              0
           6.7   Purchase of physical commodities         1,799,141          54,962           62,141              0
           6.8   Lending                                  1,799,120          51,479           65,646              0


        AARP Diversified Growth Fund                                                       Number of Votes:
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                          2,023,703          59,005           76,713              0
           6.2   Borrowing                                2,018,241          64,467           76,713              0
           6.3   Senior securities                        2,023,703          59,005           76,713              0
           6.4   Concentration                            2,022,079          60,629           76,713              0
           6.5   Underwriting of securities               2,023,608          59,100           76,713              0
           6.6   Investment real estate                   2,023,549          59,159           76,713              0
           6.7   Purchase of physical commodities         2,022,473          60,235           76,713              0
           6.8   Lending                                  2,022,023          57,560           79,838              0


7. To ratify the selection of Price Waterhouse LLP as the Fund's independent accountants.

         AARP Cash Investment Funds                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Money Fund                  286,959,663     3,456,868      11,619,037         0


         AARP Income Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Short Term Bond Fund         17,005,418      178,104        571,782           0
          AARP GNMA and U.S. Treasury Fund              184,611,417     1,731,627      6,993,519          0
          AARP Bond Fund for Income                      2,640,136        18,657         21,316           0


         AARP Tax Free Income Trust                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Tax Free Money Fund          62,968,970      371,025       2,317,645          0
          AARP Insured Tax Free General Bond Fund        61,568,363      620,529       2,408,160          0

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         AARP Growth Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Balanced Stock and Bond Fund              18,808,261      204,901        552,312           0
          AARP Growth and Income Fund                    71,729,480      817,335       2,096,899          0
          AARP U.S. Stock Index Fund                     1,520,999        5,503          25,596           0
          AARP Global Growth Fund                        5,126,127        46,895        157,540           0
          AARP Capital Growth Fund                       12,523,372      145,231        370,407           0
          AARP International Growth and Income Fund       782,741         14,994         18,739           0
          AARP Small Company Stock Fund                  1,451,967        18,810         33,631           0


         AARP Managed Investment Portfolios Trust                            Number of Votes:
         ----------------------------------------                            ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Diversified Income With Growth Fund       1,847,671        14,158         54,416           0
          AARP Diversified Growth Fund                   2,089,816        19,170         50,435           0


8. To approve a new Subadvisory Agreement between Scudder Kemper Investments, Inc. and Bankers Trust Company.

                           AARP U.S. Stock Index Fund
                                Number of Votes:
                                ----------------
                                                            Broker
                   For          Against       Abstain     Non-Votes*
                   ---          -------       -------     ----------

                1,516,428        10,152        25,517          0


        * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



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                                         O F F I C E R S  A N D  T R U S T E E S









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OFFICERS AND TRUSTEES


CAROLE LEWIS ANDERSON

        Trustee of AARP Funds; President, MASDUN Capital Advisors; Principal, Suburban Capital Markets; Director, VICORP Restaurants, Inc.; Member of the Board, Association for Corporate Growth of Washington, D.C.; Trustee, Hasbro Children's Foundation and Mary Baldwin College.

ADELAIDE ATTARD

        Trustee of AARP Funds; Member, New York City Department of Aging Advisory Council--Appointed by Mayor (1995-Present); Consultant, Gerontology; Commissioner, County of Nassau, NY, Department of Senior Citizen Affairs (1971-1991); Board Member, American Association of International Aging (1981-1996); Member, NYS Community Services for the Elderly Advisory Council--Appointed by Governor (1987-1991); Chairperson, Federal Council on Aging (1981-1986); U.S. Delegate to 1982 United Nations World Assembly on Aging.

ROBERT N. BUTLER, M.D.

        Trustee of AARP Funds; Director, International Longevity Center and Professor of Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of Geriatrics and Adult Development, Mount Sinai Medical Center; Formerly Director, National Institute on Aging, National Institute of Health (1976-1982).

ESTHER CANJA

        Trustee of AARP Managed Investment Portfolios Trust and AARP Income Trust; Vice President, American Association of Retired Persons; Trustee and Chair, AARP Group Health Insurance Plan; Board Liaison, National Volunteer Leadership Network Advisory Committee; Board Member, Board Operations Committee; AARP State Director of Florida (1990-1992).

LINDA C. COUGHLIN*

        Chairperson and Trustee of AARP Funds; Managing Director and Member, Board of Directors of Scudder Kemper Investments, Inc.

HORACE B. DEETS

        Vice Chairman of each AARP Trust and Trustee of AARP Cash Investment Funds, AARP Growth Trust and AARP Tax Free Income Trust; Executive Director, American Association of Retired Persons; Member, Board of Councilors, Andrus Gerontology Center; Member of the Board, HelpAge International.

EDGAR R. FIEDLER

        Trustee of AARP Funds; Senior Fellow and Economic Counselor, The Conference Board, Inc.; Director: The Stanley Works, HT Insight Funds, and Emerging Mexico Fund.

EUGENE P. FORRESTER

        Trustee of AARP Funds; Consultant; International Trade Counselor; Lt. General (Retired), U.S. Army; Command General, U.S. Army Western Command, Honolulu; Consultant: Digital Equipment Corp., DHI, Philip Morris, PICS Previews, and Whittle Communications.

GEORGE L. MADDOX, JR.

        Trustee of AARP Funds; Professor Emeritus and Director, Long Term Care Resources Program, Duke University Medical Center; Senior Fellow, Center for the Study of Aging and Human Development, Duke University; Professor Emeritus of Sociology, Departments of Sociology and Psychiatry, Duke University.

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

ROBERT J. MYERS

        Trustee of AARP Funds; Actuarial Consultant; Formerly Executive Director, National Commission on Social Security Reform; Director: NASL Series Trust, Inc. and North American Funds, Inc.; Formerly Director, Board of Pensions, Evangelical Lutheran Church in America; Formerly Chairman, Commission on Railroad Retirement Reform; Member, U.S. Office of Technology Assessment, Prospective Payment Assessment Commission.

JAMES H. SCHULZ

        Trustee of AARP Funds; Professor of Economics and Kirstein Professor of Aging Policy, Policy Center of Aging, Florence Heller School, Brandeis University.

GORDON SHILLINGLAW

        Trustee of AARP Funds; Professor Emeritus of Accounting, Columbia University Graduate School of Business; Formerly Director and Treasurer, FERIS Foundation of America.

JEAN GLEASON STROMBERG

        Trustee of AARP Funds; Consultant; Formerly Director, Financial Institutions Issues, U.S. General Accounting Office; Formerly Partner, Fulbright & Jaworski Law Firm.


CORNELIA SMALL*                   HOWARD SCHNEIDER*
      President                        Vice President

WILLIAM GLAVIN*                   THOMAS F. MCDONOUGH*
      Vice President                   Vice President and Assistant Secretary

THOMAS W. JOSEPH*                 KATHRYN L. QUIRK*
      Vice President                   Vice President, Treasurer and Secretary

JAMES W. PASMAN*                  JOHN R. HEBBLE*
      Vice President                   Assistant Treasurer

      *Scudder Kemper Investments, Inc.


      Effective January 1, 1995, each member of and nominee for the Board of Trustees must own shares of one or more of the Funds within the AARP Investment Program of which he/she serves as Trustee.


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

                             SERVICE INFORMATION

 SHAREHOLDER                 Our knowledgeable AARP Mutual Fund Representatives
 SERVICE LINE                are available to answer questions about the
                             Program or your account Monday through Friday,
 1-800-253-2277              between 8:00 a.m. and 8:00 p.m., Eastern time.
                             Transactions can be made Monday through Friday between 8:00 a.m. and 4:00 p.m., Eastern time.

                             Write: AARP Investment Program from Scudder P.O. Box 2540
                                            Boston, MA 02208-2540

                             For overnight AARP Investment Program from Scudder and certified 42 Longwater Drive
                             mail:          Norwell, MA 02061-1612

 EASY-ACCESS LINE            Shareholders with a Touch-Tone telephone may call
                             this automated line to obtain AARP Fund
 1-800-631-4636              performance and account information, or to
                             exchange or sell (redeem) AARP Mutual Fund shares.
                             This service is available 24 hours a day, 7 days a week.

 TRANSACTIONS                If you have access to a fax machine, you can fax
 BY FAX                      transaction requests. Any exchange or redemption
                             request received after 4:00 p.m. business days or
 1-800-821-6234              on weekends will be processed the next business
                             day. All faxes are kept confidential.


 TDD (TELECOMMUNICATIONS     AARP members with hearing or speech impairments
 DEVICE FOR THE DEAF AND     and access to TDD equipment can communicate with
 SPEECH IMPAIRED)            the AARP Investment Program Monday through Friday
                             between 8:00 a.m. and 5:00 p.m., Eastern time.
 1-800-634-9454              Transactions can be made between 8:00 a.m. and
                             4:00 p.m., Eastern time.


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
                                    Glossary

         Average Annualized  The one-year return of an investment based on its
               Total Return  compounded total return. The annualized return gives the investor an idea of the performance during each year of a listed period, such as 3 years, 5 years or 10 years.

           Barbell Strategy  An investment strategy where the portfolio manager holds bonds with short maturities and long maturities that would give the impression of a barbell if the clusters of bonds on either end were illustrated.

                     Coupon The name given to the interest payments that could be clipped and sent to the issuer for payment. The average coupon rate would be the expected interest rates of all the bonds held in a portfolio.

                   Duration Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of two years, its price will fall about 2% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 2% when interest rates fall by one percentage point.

                   Maturity The date upon which bonds mature, that is, the date when the issuer must pay back the face amount of the bond. An investor who buys $10,000 worth of 25-year bonds will receive $10,000 at the end of 25 years, after having received interest payments (coupons) over the 25-year period.

            Prepayment Risk  The possibility that, as interest rates fall, homeowners will refinance their home mortgages, resulting in the prepayment of GNMA securities.

                    Quality Quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. The average quality is a designation of all the bonds held in the portfolio.

               Total Return  A measure of an investment's performance that takes into account income paid, other
                             distributions, and any increase or decline in the value of the principal over a given period of time.

                  Valuation  The process by which the value of a security is assessed or determined

                      Yield The income per share paid to mutual fund shareholders from the dividends and interest of that fund, expressed as a percentage for a stated period of time. It is based on past performance and measured in time increments.

          Yield to Maturity  Concept used to determine the rate of return an investor will receive if a long-term,
                             interest-bearing investment, such as a bond, is held until its maturity date.


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